Prospectus

M U T U A L    F U N D S

VIRTUS EQUITY FUNDS

Virtus All-Cap Growth Fund

Virtus Growth & Income Fund

Virtus Growth Opportunities Fund

Virtus Income & Growth Fund

Virtus Mid-Cap Growth Fund

Virtus Quality Small-Cap Fund

Virtus Small-Cap Growth Fund

Virtus Small-Cap Sustainable Growth Fund

Virtus Small-Cap Value Fund

Virtus Small-Mid Cap Fund

Virtus Strategic Growth Fund

Virtus Value Opportunities Fund

	June 6, 2008,	Wouldn’t you rather have this
	as supplemented August 6, 2008,	document e-mailed to you?
	September 12, 2008, September 16, 2008,	Eligible shareholders can sign up for
	and September 19, 2008,	E-Delivery at VirtusInvestmentPartners.com
and as revised October 1, 2008.

Not FDIC Insured	No Bank Guarantee	May Lose Value

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense. This prospectus contains important information that you should know before investing in Virtus Mutual Funds. Please read it carefully and retain it for future reference.

Virtus Mutual Funds

Virtus Equity Funds

Introduction to Equity Funds

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Equity Funds invest in stocks, which represent partial ownership in a company. They generally pursue capital appreciation; that is, an increase in a fund’s share value. In some cases, these funds also seek dividend income.

è	If you invest in an Equity Fund, you risk losing your investment.

The value of the fund’s investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund’s investments decreases, you will lose money. Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected and investments may fail to perform as the adviser or subadviser expects. As a result, the value of your shares may decrease.

Generally, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, equity securities will respond to events that affect entire financial markets or industries (such as changes in inflation or consumer demand) and to events that affect particular issuers (such as news about the success or failure of a new product).

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Each Equity Fund’s investment objective is not fundamental and may be changed by the Board of Trustees without approval by fund shareholders. There is no guarantee that a fund will achieve its objective.

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Temporary Defensive Strategy: During periods of adverse market conditions, each of the Equity Funds may take temporary defensive positions that are inconsistent with its principal investment strategies by holding all or part of its assets in cash and short-term money market instruments, including obligations of the U.S. Government, high-quality commercial paper, certificates of deposit, bankers’ acceptances, bank interest-bearing demand accounts, and repurchase agreements secured by U.S. Government securities. When this allocation happens, a fund may not achieve its objective.

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Each Equity Fund’s principal risks are provided in an alphabetical listing within the fund description that follows. These risks are discussed in greater detail under “Risks Related to Principal Investment Strategies” beginning on page 28.

Virtus Equity Funds	1

Virtus All-Cap Growth Fund

Investment Objective

The Virtus All-Cap Growth Fund has an investment objective of long-term growth of capital. There is no guarantee that the fund will achieve its objective. The fund’s investment objective may be changed without shareholder approval.

Principal Investment Strategies

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The fund focuses on purchasing common stocks of domestic corporations with improving fundamentals. The companies may be of any capitalization and may be unseasoned or established. The subadviser may select stocks of companies that may not be experiencing rapid growth but, in the opinion of the subadviser, are undervalued by other criteria of their fundamental net worth. As of March 31, 2008, the market capitalization of the issuers in which the fund was invested ranged from $47.7 million to $264.8 billion.

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The subadviser uses a bottom-up, fundamental approach focusing primarily on fundamental acceleration. A screening process is utilized to select stocks of companies that it believes are growing earnings at accelerated rates; producing quality, sustainable earnings; reasonably valued relative to their growth rate; well managed; and have potential to exceed earnings expectations. Surviving companies are subjected to rigorous fundamental analysis.

è	The subadviser seeks to control risk through adequate diversification, position and volatility constraints, valuation constraints, and ongoing and intensive fundamental research.

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Stocks are reviewed for sale if a deterioration in fundamentals results in an earnings disappointment; valuation levels are unsustainable; earnings acceleration peaks; or if the subadviser feels a better opportunity is available.

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In pursuit of its investment objective, the fund may invest a significant portion of its assets in one or more sectors of the equity securities market, such as technology, healthcare, natural resources, etc.

Please see “Additional Investment Techniques” for other investment techniques of the fund.

Risks Related to Principal Investment Strategies

•	Growth Stocks Risk—The risk that the fund’s focus on growth investing will cause the fund to underperform when value investing is in favor.

•	Large Company Risk—The risk that the value of investments in larger companies may not rise as much as smaller companies, as larger companies tend to be less volatile.

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Sector Investing Risk—The risk that conditions that negatively affect the sector(s) in which the fund invests may have a greater impact on the fund and may provide less investment return as compared to securities in other sector(s).

•	Small and Unseasoned Company Risk—The risk that investments in smaller unseasoned companies may be more volatile than investments in larger companies.

For a more detailed description of the above risks, see Risks Related to Principal Investment Strategies, page 28.

2	Virtus All-Cap Growth Fund

Performance Tables

The Virtus All-Cap Growth Fund, a series of Phoenix Equity Trust (“Successor Fund”), is the successor of the Phoenix All-Cap Growth Fund, a series of Phoenix Investment Trust 06 (“Predecessor Fund”), resulting from a reorganization of the Predecessor Fund with and into the Successor Fund on March 10, 2008. The Predecessor Fund and the Successor Fund have identical investment objectives and strategies. The Successor Fund has adopted the past performance of the Predecessor Fund as its own. Therefore the performance tables below include the performance of the shares of the Predecessor Fund prior to the Virtus All-Cap Growth Fund’s commencement date.

The bar chart and table below provide some indication of the risks of investing in the Virtus All-Cap Growth Fund. The bar chart shows changes in the fund’s Class A Shares performance from year to year over a 10-year period.(1) The table shows how the fund’s average annual returns compare to those of a broad-based securities market index and a more narrowly-based benchmark that reflects the market sectors in which the fund invests. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

Calendar Year

(1) The fund’s annual returns in the chart above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. During the 10-year period shown in the chart above, the highest return for a quarter was 35.36% (quarter ended December 31, 1998) and the lowest return for a quarter was -28.81% (quarter ended March 31, 2001). Year-to-date performance (through March 31, 2008) is -11.88%.

Average Annual Total Returns (for the periods ended 12/31/07)(2)	1 Year	5 Years	10 Years
Class A
Return Before Taxes	6.91%	12.32%	3.35%
Return After Taxes on Distributions(3)	3.76%	11.16%	2.02%
Return After Taxes on Distributions and Sale of Fund Shares(3)(4)	7.92%	10.67%	2.69%
Class B
Return Before Taxes	8.99%	12.84%	3.19%
Class C
Return Before Taxes	12.66%	12.84%	3.19%
S&P 500® Index(5)	5.49%	12.83%	5.92%
Russell 3000® Growth Index(6)	11.40%	12.42%	3.83%

(2) The fund’s average annual returns in the table above reflect the deduction of the maximum sales charge for an investment in the fund’s Class A Shares and a full redemption in the fund’s Class B Shares and Class C Shares.

(3) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. The after-tax returns shown in the table above are for only one class of shares offered by the prospectus (Class A); after-tax returns for other classes will vary. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(4) The Return After Taxes on Distributions and Sale of Fund Shares may be greater for a period than the Return After Taxes on Distributions for the same period if there was a tax loss realized on sale of fund shares. The benefit of the tax loss (to the extent it can be used to offset other gains) may result in a higher return.

(5) The S&P 500® Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total-return basis with dividends reinvested. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.

(6) The Russell 3000® Growth Index is a market capitalization-weighted index of growth-oriented stocks of U.S. companies. The index is calculated on a total-return basis with dividends reinvested. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.

Virtus All-Cap Growth Fund	3

Virtus Growth & Income Fund

Investment Objective

The Virtus Growth & Income Fund has an investment objective of seeking capital appreciation and current income. There is no guarantee that the fund will achieve its objective. The fund’s investment objective may be changed without shareholder approval.

Principal Investment Strategies

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The fund invests in equity securities, primarily common stocks. Under normal circumstances, the fund will invest at least 65% of its assets in common stocks; however, the adviser intends to invest nearly all of the fund’s assets in common stocks, rather than holding significant amounts of cash and short-term investments.

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The adviser uses a quantitative approach coupled with fundamental analysis in its equity securities selection process. The 1,500 largest capitalized stocks are ranked based on valuation, momentum and earnings related factors. As of March 31, 2008, the market capitalization range of the pool of securities from which the fund selects its investments was $906 million to $481 billion. The adviser seeks a desired balance of risk and return potential, including a targeted yield greater than that of the Standard & Poor’s 500® Index (“S&P 500® Index”). The adviser does not guarantee that the fund’s total return will exceed that of the S&P 500® Index.

Please see “Additional Investment Techniques” for other investment techniques of the fund.

Risks Related to Principal Investment Strategies

•	Fully Invested in Equity Securities Risk—The risk that equity securities may decrease more quickly as compared to a fund that holds larger cash positions.

•	Large Company Risk—The risk that the value of investments in larger companies may not rise as much as smaller companies, as larger companies tend to be less volatile.

•	S&P 500® Index Comparison Risk—The risk that the S&P 500® Index can have negative returns.

•	Small and Medium Company Risk—The risk that investments in smaller companies may be more volatile than investments in larger companies.

For a more detailed description of the above risks, see Risks Related to Principal Investment Strategies, page 28.

4	Virtus Growth & Income Fund

Performance Tables

The Virtus Growth & Income Fund, a series of Phoenix Equity Trust (“Successor Fund”), is the successor of the Phoenix Growth & Income Fund, a series of Phoenix Equity Series Fund (“Predecessor Fund”), resulting from a reorganization of the Predecessor Fund with and into the Successor Fund on March 10, 2008. The Predecessor Fund and the Successor Fund have identical investment objectives and strategies. The Successor Fund has adopted the past performance of the Predecessor Fund as its own. Therefore, the performance tables below include the performance of the shares of the Predecessor Fund prior to the Virtus Growth & Income Fund’s commencement date.

The bar chart and table below provide some indication of the risks of investing in the Virtus Growth & Income Fund. The bar chart shows changes in the fund’s Class A Shares performance from year to year over a 10-year period.(1) The table shows how the fund’s average annual returns compare to those of a broad-based securities market index. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

Calendar Year

(1) The fund’s annual returns in the chart above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. During the period shown in the chart above, the highest return for a quarter was 22.52% (quarter ended December 31, 1998) and the lowest return for a quarter was -17.73% (quarter ended September 30, 2002). Year-to-date performance (through March 31, 2008) is -10.10%.

Average Annual Total Returns (for the periods ended 12/31/07)(2)	1 Year	5 Years	10 Years
Class A Shares
Return Before Taxes	-0.03%	11.40%	5.77%
Return After Taxes on Distributions(3)	-0.10%	11.29%	5.63%
Return After Taxes on Distributions and Sale of Fund Shares(3)(4)	0.07%	9.95%	5.00%
Class B Shares
Return Before Taxes	1.23%	11.87%	5.60%
Class C Shares
Return Before Taxes	5.23%	11.89%	5.59%
S&P 500® Index(5)	5.49%	12.83%	5.92%

(2) The fund’s average annual returns in the table above reflect the deduction of the maximum sales charge for an investment in the fund’s Class A Shares and a full redemption in the fund’s Class B Shares and Class C Shares.

(3) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. The after-tax returns shown in the table above are for only one class of shares offered by the prospectus (Class A); after-tax returns for other classes will vary. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(4) The Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than the Return After Taxes on Distributions for the same period if there was a tax loss realized on sale of fund shares. The benefit of the tax loss (to the extent it can be used to offset other gains) may result in a higher return.

(5) The S&P 500® Index is a free-float adjusted market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total-return basis with dividends reinvested. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.

Class I Shares have been in existence only since November 13, 2007 and have not had a full calendar year of investment operations. Therefore, performance information for Class I Shares is not included.

Virtus Growth & Income Fund	5

Virtus Growth Opportunities Fund

Investment Objective

The Virtus Growth Opportunities Fund has an investment objective of capital appreciation. There is no guarantee that the fund will achieve its objective. The fund’s investment objective may be changed without shareholder approval.

Principal Investment Strategies

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Under normal circumstances, the fund invests primarily in common stocks and other equity securities (such as rights and warrants) of U.S. companies with medium to large market capitalizations that the subadviser believes have strong earnings growth potential. Medium to large capitalization companies are defined for this purpose as companies with market capitalizations, at the time of purchase, in the range of those companies included in the Russell 1000® Growth Index (the “Growth Index”). Because medium to large cap companies are defined by reference to an index, the market capitalization of companies in which the fund may invest may vary with market conditions. As of March 31, 2008, the market capitalization range of companies included in the Growth Index was $3.1 billion to $369.6 billion. The fund may also purchase securities of other medium to large capitalization companies that fall outside of this range that the subadviser believes offer strong earnings growth potential. It is not expected that the fund will own a substantial amount of securities that pay dividends.

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The subadviser invests fund assets in securities of companies in a variety of economic sectors, and generally will not invest more than 50% of its assets in any one sector of the economy (for example, technology or industrial). It will not invest more than 25% in any one industry or group of industries. Although the fund is non-diversified, portfolio exposure is generally limited to 5% of assets in any single issuer, subject to exceptions for the most heavily weighted securities in the Growth Index. The fund may participate in Initial Public Offerings (“IPOs”).

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The subadviser pursues a bottom-up strategy that blends quantitative, fundamental and technical analysis to find growth companies with superior earnings prospects, reasonable valuations, and favorable trading-volume and price patterns. The subadviser focuses on companies that it believes have market dominance, strong management with a commitment to shareholders, financial strength and a favorable long-term outlook.

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Generally, a security becomes a sell candidate if the holding gets a poor ranking from the quantitative model, has a downward revision in earnings estimates, or an unattractive technical pattern. Positions may also be trimmed to adhere to capitalization or capacity constraints, to maintain sector neutrality or to adjust stock position size relative to the target index.

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The subadviser’s investment strategies may result in a higher portfolio turnover rate for the fund. A high portfolio turnover rate increases brokerage and other transaction costs to the fund, negatively affects fund performance, and may increase capital gain distributions, resulting in greater tax liability to you.

Please see “Additional Investment Techniques” for other investment techniques of the fund.

Risks Related to Principal Investment Strategies

•	Growth Stocks Risk—The risk that the fund’s focus on growth investing will cause the fund to underperform when value investing is in favor.

•	IPO Risk—The risk that the fund’s participation in IPOs may result in higher portfolio turnover rates because of varying patterns of trading volume.

•	Large Company Risk—The risk that the value of investments in larger companies may not rise as much as smaller companies, as larger companies tend to be less volatile.

•	Limited Number of Investments Risk—The risk that the fund is potentially more volatile due to negative conditions as compared with a fund holding a greater number of securities positions.

•	Medium Company Risk—The risk that investments in smaller companies may be more volatile than investments in larger companies.

6	Virtus Growth Opportunities Fund

•	Non-Diversification Risk—The risk that the fund may be more susceptible to any single economic, political or regulatory event due to the fund investing in a smaller number of issuers.

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Sector Investing Risk—The risk that conditions that negatively affect the sector(s) in which the fund invests may have a greater impact on the fund and may provide less investment return as compared to securities in other sector(s).

For a more detailed description of the above risks, see Risks Related to Principal Investment Strategies, page 28.

Virtus Growth Opportunities Fund	7

Performance Tables

The Virtus Growth Opportunities Fund, a series of Phoenix Equity Trust (“Successor Fund”), is the successor of the Phoenix Growth Opportunities Fund, a series of Phoenix Opportunities Trust (“Predecessor Fund”), resulting from a reorganization of the Predecessor Fund with and into the Successor Fund on March 10, 2008. The Predecessor Fund and the Successor Fund have identical investment objectives and strategies. The Successor Fund has adopted the past performance of the Predecessor Fund as its own. The performance tables also include the performance history of a prior fund that was reorganized into the Predecessor Fund on June 9, 2006 (the “Prior Fund”). From January 31, 1997, when the Prior Fund commenced operations, to June 9, 2006, the Prior Fund’s investment program and general operations were managed by a different investment adviser. Therefore, the performance tables below include the performance of the shares of the Predecessor Fund and the Prior Fund prior to the Virtus Growth Opportunities Fund’s commencement date.

The bar chart and table below provide some indication of the risks of investing in the Virtus Growth Opportunities Fund. The bar chart shows changes in the fund’s Class A Shares performance from year to year over a 10-year period.(1) The table shows how the fund’s average annual returns compare with those of a broad-based securities market index and a more narrowly-based benchmark that reflects the market sectors in which the fund invests. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

Calendar Year

(1) The fund’s annual returns in the chart above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. During the period shown in the chart above, the highest return for a quarter was 41.30% (quarter ended December 31, 1999) and the lowest return for a quarter was -27.31% (quarter ended December 29, 2000). On June 9, 2006, Virtus Investment Advisers, Inc. became the investment adviser to the Predecessor Fund. Since inception, whether as adviser (until June 9, 2006) or as subadviser, Turner Investment Partners has provided day-to-day management of the Predecessor Fund’s portfolio. Year-to-date performance (through March 31, 2008) is -16.84%.

Average Annual Total Returns (for the periods ended 12/31/07)(2)				Since Inception(3)
	1 Year	5 Years	10 Years	Class C
Class A Shares
Return Before Taxes	20.69%	17.68%	6.59%	—
Return After Taxes on Distributions(4)	20.69%	17.68%	5.23%	—
Return After Taxes on Distributions and Sale of Fund Shares(4)(5)	13.45%	15.64%	4.92%	—
Class C Shares
Return Before Taxes	27.17%	—	—	22.90%
S&P 500® Index(6)	5.49%	12.83%	5.92%	12.83%
Russell 1000® Growth Index(7)	11.81%	12.11%	3.83%	14.61%

(2) The fund’s average annual returns in the table above reflect the deduction of the maximum sales charge for an investment in the fund’s Class A Shares and a full redemption in the fund’s Class C Shares.

(3) Class C Shares since June 9, 2006.

(4) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. The after-tax returns shown in the table above are for only one class of shares offered by the prospectus (Class A); after-tax returns for other classes will vary. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(5) The Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than the Return After Taxes on Distributions for the same period if there was a tax loss realized on sale of fund shares. The benefit of the tax loss (to the extent it can be used to offset other gains) may result in a higher return.

(6) The S&P 500® Index is a free float market capitalization-weighted index of 500 of the largest U.S. companies and is provided for general comparative purposes. The index is calculated on a total-return basis with dividends reinvested. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.

(7) The Russell 1000® Growth Index is a market capitalization-weighted index of growth-oriented stocks of the 1,000 largest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total-return basis with dividends reinvested. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.

Class I shares have been in existence only since June 6, 2008 and have not had a full calendar year of investment operations. Therefore, performance information for Class I Shares is not included.

8	Virtus Growth Opportunities Fund

Virtus Income & Growth Fund

Investment Objectives

The Virtus Income & Growth Fund has a primary investment objective of investing in a diversified group of securities that are selected for current yield consistent with the preservation of capital. The fund has a secondary investment objective to achieve capital appreciation when it is consistent with the fund’s primary objective. There is no guarantee that the fund will achieve its objectives. The fund’s investment objectives may be changed without shareholder approval.

Principal Investment Strategies

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To pursue its investment objectives, the fund invests in income-producing securities including common stocks, convertible securities, mutual funds and all types of fixed income securities, including high yield-high risk (so called “junk bonds”), mortgage-backed and asset-backed, government, corporate and municipal debt obligations. The fund may invest in both U.S. and foreign (non-U.S.) securities, including issuers in “emerging market” countries and may invest in companies of any size. Under normal circumstances, at least 65% of the fund’s assets will be invested in securities that produce income and achieve capital growth.

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The adviser uses a quantitative approach coupled with fundamental analysis in its equity security selection process. The 1,500 largest capitalized stocks are ranked based on valuation, momentum and earnings related factors. As of March 31, 2008, the range of the pool of securities from which the fund selects its equity investments was $906 million to $481 billion. The adviser seeks a desired balance of risk and return potential, including a targeted yield greater than that of the S&P 500® Index. The adviser does not guarantee that the targeted yield will exceed the S&P 500® Index.

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The subadviser uses a sector rotation approach for selecting fixed income securities, seeking to adjust the proportion of fund investment in various “sectors” (types of debt securities) and the selections within sectors to obtain higher relative returns. The subadviser selects those sectors that it believes offer attractive values. Securities within sectors are selected based on general economic and financial conditions, and the issuer’s business, management, cash, assets, earnings and stability. Securities selected for investment are those that the subadviser believes offer the best potential for total return based on risk-reward tradeoff.

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Interest rate risk is managed by a duration neutral strategy. The subadviser attempts to maintain the duration of the fixed income portion of the fund at a level similar to that of its fixed income benchmark, the Lehman Brothers Aggregate Bond Index. Duration measures the interest rate sensitivity of a fixed income security by assessing and weighting the present value of the security’s payment pattern. Generally, the longer the maturity the greater the duration and therefore the greater effect interest rate changes have on the price of the security. By maintaining the duration of the fund at a level similar to that of its fixed income benchmark, the subadviser believes that the fund’s exposure to interest rate risk is more consistent with its benchmark’s risk profile than that of a fund that attempts to predict future interest rate changes. On March 31, 2008 the modified adjusted duration of the Lehman Brothers Aggregate Bond Index was 4.38 years; the modified adjusted duration of the fund was 4.41 years. Typically, for a fund maintaining a modified adjusted duration of 4.41 years, a 1% increase in interest rates would cause a 4.41% decrease in the value of the fund’s assets. Similarly, a 1% decrease in interest rates typically would cause the value of the fund’s assets to increase by 4.41%.

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Fixed income securities selected for fund investment may be of any maturity. However, the subadviser attempts to maintain a maturity composition similar to that of its fixed income benchmark in an effort to maintain an interest rate risk profile consistent with its benchmark. Maturity composition refers to the percentage of securities within specific maturity ranges as well as the aggregate weighted average portfolio maturity. On March 31, 2008 the average maturity of the Lehman Brothers Aggregate Bond Index was 7.05 years; the average adjusted maturity of the fund was 5.61 years.

Please see “Additional Investment Techniques” for other investment techniques of the fund.

Risks Related to Principal Investment Strategies

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Credit Risk—The risk that an issuer of a security will fail to pay interest or principal in a timely manner or that negative perceptions of the issuer’s ability to make such payments will cause the price of the security to decline.

Virtus Income & Growth Fund	9

•	Emerging Markets Risk—The risk that prices of emerging markets securities may be more volatile than those of their counterparts in more established foreign markets.

•	Foreign Securities Risk—The risk that the prices of foreign securities may be more volatile than those of their domestic counterparts.

•	High Yield High Risk (Junk Bond) Securities Risk—The risk that lower rated securities generally have a higher incidence of default and may be less liquid than higher rated securities.

•	Interest Rate Risk—The risk that bond prices overall will decline because of rising interest rates.

•	Large Company Risk—The risk that the value of investments in larger companies may not rise as much as smaller companies, as larger companies tend to be less volatile.

•	Long-Term Maturities/Durations Risk—The risk of greater price fluctuations than would be associated with securities having shorter maturities or durations.

•	Municipal Market Risk—The risk that certain factors may negatively affect the value of municipal securities and, as a result, the share price of the fund.

•	Prepayment Risk—The risk that issuers will prepay fixed rate obligations when interest rates fall, forcing the fund to re-invest in obligations with lower interest rates than the original obligations.

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Small and Medium Company Risk—The risk that investments in smaller companies may be more volatile than investments in larger companies, as smaller companies generally experience higher growth and failure rates.

•	U.S. Government Securities Risk—The risk that certain of these securities are only guaranteed as to the timely payment of principal and interest.

For a more detailed description of the above risks, see Risks Related to Principal Investment Strategies, page 28.

10	Virtus Income & Growth Fund

Performance Tables

The Virtus Income & Growth Fund, a series of Phoenix Equity Trust (“Successor Fund”), is the successor of the Phoenix Income & Growth Fund, a series of Phoenix Investment Series Fund (“Predecessor Fund”), resulting from a reorganization of the Predecessor Fund with and into the Successor Fund on March 10, 2008. The Predecessor Fund and the Successor Fund have identical investment objectives and strategies. The Successor Fund has adopted the past performance of the Predecessor Fund as its own. Therefore, the performance tables below include the performance of the shares of the Predecessor Fund prior to the Virtus Income & Growth Fund’s commencement date.

The bar chart and table below provide some indication of the risks of investing in Virtus Income & Growth Fund. The bar chart shows changes in the fund’s Class A Shares performance from year to year over a 10-year period.(1) The table shows how the fund’s average annual returns compare with two broad-based securities market indexes and with a “balanced” benchmark. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

Calendar Year

(1) The fund’s annual returns in the chart above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. During the period shown in the chart above, the highest return for a quarter was 9.69% (quarter ended December 31, 1998) and the lowest return for a quarter was -7.54% (quarter ended September 30, 2002). Year-to-date performance (through March 31, 2008) is -5.17%.

Average Annual Total Returns (for the periods ended 12/31/07)(2)	1 Year	5 Years	10 Years	Since Inception(3)
				Class C
Class A Shares
Return Before Taxes	-0.63%	7.11%	4.36%	—
Return After Taxes on Distributions(4)	-2.32%	6.00%	2.80%	—
Return After Taxes on Distributions and Sale of Fund Shares(4)(5)	0.92%	5.72%	2.93%	—
Class B Shares
Return Before Taxes	0.77%	7.56%	4.18%	—
Class C Shares
Return Before Taxes	4.69%	7.57%	—	3.59%
S&P 500® Index(6)	5.49%	12.83%	5.92%	2.58%
Lehman Brothers Aggregate Bond Index(7)	6.97%	4.42%	5.97%	6.23%
Balanced Benchmark(8)	6.38%	8.67%	6.29%	4.69%

(2) The fund’s average annual returns in the table above reflect the deduction of the maximum sales charge for an investment in the fund’s Class A Shares and a full redemption in the fund’s Class B Shares and Class C Shares.

(3) Class C Shares since August 26, 1999.

(4) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. The after-tax returns shown in the table above are for only one class of shares offered by the prospectus (Class A); after-tax returns for other classes will vary. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(5) The Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than the Return After Taxes on Distributions for the same period if there was a tax loss realized on sale of fund shares. The benefit of the tax loss (to the extent it can be used to offset other gains) may result in a higher return.

(6) The S&P 500® Index is a free-float adjusted market capitalization-weighted index of 500 of the largest U.S. companies and is provided for general comparative purposes. The index is calculated on a total-return basis with dividends reinvested. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.

(7) The Lehman Brothers Aggregate Bond Index measures the U.S. investment grade fixed-rate bond market. The index is calculated on a total-return basis. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.

(8) The Balanced Benchmark is a composite index consisting of 50% S&P 500® Index and 50% Lehman Brothers Aggregate Bond Index. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.

Virtus Income & Growth Fund	11

Virtus Mid-Cap Growth Fund

Investment Objective

The Virtus Mid-Cap Growth Fund has an investment objective of capital appreciation. There is no guarantee that the fund will achieve its objective. The fund’s investment objective may be changed without shareholder approval.

Principal Investment Strategies

è

Under normal circumstances, the fund invests at least 80% of its assets in common stocks that, at the time of initial purchase, have market capitalizations within the range of companies included in the Russell Midcap® Growth Index. Because mid-capitalization companies are defined by reference to an index, the market capitalization of companies in which the fund invests may vary with market conditions. As of March 31, 2008, the market capitalization range of companies included in the Russell Midcap® Growth Index was $154 million to $45.5 billion. The fund’s policy of investing 80% of its assets in medium capitalization companies may be changed only upon 60 days written notice to shareholders.

è

The subadviser’s approach to equity management is process driven, applying quantitative analytics combined with a fundamental overlay to provide consistent, superior performance results. Based on internal research and extensive academic studies, the subadviser focuses on those companies exhibiting improving fundamentals, attractive valuations and increasing investor interest.

è	Stocks may be sold if the ranking from the multi-factor model deteriorates or if there is deterioration in a company’s fundamentals and outlook.

Please see “Additional Investment Techniques” for other investment techniques of the fund.

Risks Related to Principal Investment Strategies

•	Growth Stocks Risk—The risk that the fund’s focus on growth investing will cause the fund to underperform when value investing is in favor.

•	Medium Company Risk—The risk that investments in smaller companies may be more volatile than investments in larger companies.

For a more detailed description of the above risks, see Risks Related to Principal Investment Strategies, page 28.

12	Virtus Mid-Cap Growth Fund

Performance Tables

The Virtus Mid-Cap Growth Fund, a series of Phoenix Equity Trust (“Successor Fund”), is the successor of the Phoenix Mid-Cap Growth Fund, a series of Phoenix Series Fund (“Predecessor Fund”), resulting from a reorganization of the Predecessor Fund with and into the Successor Fund on March 10, 2008. The Predecessor Fund and the Successor Fund have identical investment objectives and strategies. The Successor Fund has adopted the past performance of the Predecessor Fund as its own. Therefore, the performance tables below include the performance of the shares of the Predecessor Fund prior to the Virtus Mid-Cap Growth Fund’s commencement date.

The bar chart and table below provide some indication of the risks of investing in the Virtus Mid-Cap Growth Fund. The bar chart shows changes in the fund’s Class A Shares performance from year to year over a 10-year period.(1) The table shows how the fund’s average annual returns compare to those of a broad-based securities market index and a more narrowly-based benchmark that reflects the market sectors in which the fund invests. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

Calendar Year

(1) The fund’s annual returns in the chart above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. During the 10-year period shown in the chart above, the highest return for a quarter was 52.01% (quarter ended December 31, 1999) and the lowest return for a quarter was -36.28% (quarter ended March 31, 2001). Year-to-date performance (through March 31, 2008) is -11.50%.

Average Annual Total Returns (for the periods ended 12/31/07)(2)	1 Year	5 Years	10 Years	Since Inception(3)
				Class C
Class A
Return Before Taxes	-4.43%	9.54%	3.04%	—
Return After Taxes on Distributions(4)	-4.43%	9.54%	2.58%	—
Return After Taxes on Distributions and Sale of Fund Shares(4)(5)	-2.88%	8.31%	2.54%	—
Class B
Return Before Taxes	-3.39%	10.04%	2.89%	—
Class C
Return Before Taxes	0.61%	10.01%	—	-3.85%
S&P 500® Index(6)	5.49%	12.83%	5.92%	3.72%
Russell Midcap® Growth Index(7)	11.43%	17.90%	7.59%	5.25%

(2) The fund’s average annual returns in the table above reflect the deduction of the maximum sales charge for an investment in the fund’s Class A Shares and a full redemption in the fund’s Class B Shares and Class C Shares.

(3) Class C Shares since January 2, 2001.

(4) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. The after-tax returns shown in the table above are for only one class of shares offered by the prospectus (Class A); after-tax returns for other classes will vary. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(5) The Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than the Return After Taxes on Distributions for the same period if there was a tax loss realized on sale of fund shares. The benefit of the tax loss (to the extent it can be used to offset other gains) may result in a higher return.

(6) The S&P 500® Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total-return basis with dividends reinvested. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.

(7) The Russell Midcap® Growth Index is a market capitalization-weighted index of medium-capitalization, growth-oriented stocks of U.S. companies. The index is calculated on a total-return basis with dividends reinvested. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.

Class I Shares have been in existence only since September 13, 2007 and have not had a full calendar year of investment operations. Therefore, performance information for Class I Shares is not included.

Virtus Mid-Cap Growth Fund	13

Virtus Quality Small-Cap Fund

Investment Objective

The Virtus Quality Small-Cap Fund has an investment objective to seek long term capital appreciation. There is no guarantee that the fund will achieve its objective. The fund’s investment objective may be changed without shareholder approval.

Principal Investment Strategies

è

Under normal circumstances, the fund invests at least 80% of its assets in common stocks of small capitalization companies that, at the time of initial purchase, have market capitalizations within the range of companies included in the Russell 2000® Value Index. Because small capitalization companies are defined by reference to an index, the market capitalization of companies in which the fund may invest may vary with market conditions. As of March 31, 2008, the market capitalization range of companies included in the Russell 2000® Value Index was $26.3 million to $5.8 billion. The fund’s policy of investing 80% of its assets in small capitalization companies may be changed only upon 60 days written notice to shareholders.

è

The subadviser uses a strategy emphasizing consistently growing, highly profitable, low debt companies in mature industries with rising cash flows which the subadviser deems to be of high quality. If a company meets these criteria, the subadviser researches and analyzes that company’s strength of management, relative competitive position in the industry and its financial structure. A proprietary model is used to determine relative value. Generally, the fund invests in approximately 20-35 securities at any given time.

è

The subadviser’s sell discipline seeks to dispose of holdings that, among other things, achieve a target price, are the subject of negative developments individually or as an industry, or which are necessary to meet diversification requirements.

Please see “Additional Investment Techniques” for other investment techniques of the fund.

Risks Related to Principal Investment Strategies

•	Limited Number of Investments Risk—The risk that the fund is potentially more volatile due to negative conditions as compared with a fund holding a greater number of security positions.

•	Small and Unseasoned Company Risk—The risk that investments in smaller companies may be more volatile than investments in larger companies.

•	Value Stocks Risk—The risk that the fund’s focus on value investing will cause the fund to underperform when growth investing is in favor.

For a more detailed description of the above risks, see Risks Related to Principal Investment Strategies, page 28.

14	Virtus Quality Small-Cap Fund

Performance Tables

The Virtus Quality Small-Cap Fund, a series of Phoenix Equity Trust (“Successor Fund”), is the successor of the Phoenix Quality Small-Cap Fund, a series of Phoenix Investment Trust 97 (“Predecessor Fund”), resulting from a reorganization of the Predecessor Fund with and into the Successor Fund on March 10, 2008. The Predecessor Fund and the Successor Fund have identical investment objectives and strategies. The Successor Fund has adopted the past performance of the Predecessor Fund as its own. Therefore, the performance tables below include the performance of the shares of the Predecessor Fund prior to the Virtus Quality Small-Cap Fund’s commencement date.

The bar chart and table below provide some indication of the risks of investing in the Virtus Quality Small-Cap Fund. The bar chart shows the fund’s Class A Shares performance.(1) The table shows how the fund’s average annual returns compare to those of a broad-based securities market index and a more narrowly-based benchmark that reflects the market sectors in which the fund invests. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

(1) The fund’s annual return in the chart above does not reflect the deduction of any sales charges. The return would have been less than that shown if sales charges were deducted. During the period shown in the chart above, the highest return for a quarter was 4.11% (quarter ended September 30, 2007) and the lowest return for a quarter was -7.17% (quarter ended December 31, 2007). Year-to-date performance (through March 31, 2008) is -13.60%.

Average Annual Total Return (for the period ended 12/31/07)(2)	1 Year	Since Inception(3)
Class A Shares
Return Before Taxes	-5.51%	4.60%
Return After Taxes on Distributions(4)	-5.65%	4.44%
Return After Taxes on Distributions and Sale of Fund Shares(4)(5)	-3.40%	3.92%
Class C Shares
Return Before Taxes	-0.45%	8.02%
Class I Shares
Return Before Taxes	0.52%	9.07%
S&P 500® Index(6)	5.49%	13.62%
Russell 2000® Value Index(7)	-9.78%	3.90%

(2) The fund’s average annual returns in the table above reflect the deduction of the maximum sales charge for an investment in the fund’s Class A Shares and a full redemption in the fund’s Class C Shares.

(3) Since June 28, 2006.

(4) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. The after-tax returns shown in the table above are for only one class of shares offered by the prospectus (Class A); after-tax returns for other classes will vary. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(5) The Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than the Return After Taxes on Distributions for the same period if there was a tax loss realized on sale of fund shares. The benefit of the tax loss (to the extent it can be used to offset other gains) may result in a higher return.

(6) The S&P 500® Index is a free-float adjusted market capitalization-weighted index of 500 of the largest U.S. companies and is provided for general comparative purposes. The index is calculated on a total-return basis with dividends reinvested. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.

(7) The Russell 2000® Value Index is a market capitalization-weighted index of value-oriented stocks of the smallest 2,000 companies in the Russell universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total-return basis with dividends reinvested. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.

Virtus Quality Small-Cap Fund	15

Virtus Small-Cap Growth Fund

Investment Objective

The Virtus Small-Cap Growth Fund has an investment objective of long-term growth of capital. There is no guarantee that the fund will achieve its objective. The fund’s investment objective may be changed without shareholder approval.

Principal Investment Strategies

è

Under normal market conditions, the fund invests at least 80% of its assets in common stocks of small capitalization companies that, at the time of initial purchase, have market capitalizations within the range of companies included in the Russell 2000® Growth Index. Because small capitalization companies are defined by reference to an index, the market capitalization of the companies in which the fund may invest may vary with market conditions. As of June 30, 2008, the market capitalization range of companies included in the Russell 2000® Growth Index was $91 million to $3.88 billion. The fund’s policy of investing 80% of its assets in small capitalization companies may be changed only upon 60 days written notice to shareholders.

è

The fund emphasizes the purchase of common stocks of domestic corporations with improving fundamentals. The subadviser may also select stocks of companies that may not be experiencing rapid growth but, in the opinion of the subadviser, are undervalued by other criteria of their fundamental net worth.

è	The subadviser uses a bottom-up selection process to select stocks for the fund.

è

Generally, stocks are sold when the characteristics and factors used to select a security change, such as a reduction in the expected earnings growth rate, a loss of competitive advantage or the security has appreciated to the point where it is no longer attractive.

è

In pursuit of its investment objective, the fund may invest a significant portion of its assets in one or more sectors of the equity securities market, such as technology, healthcare, natural resources, etc.

Please see “Additional Investment Techniques” for other investment techniques of the fund.

Risks Related to Principal Investment Strategies

•	Growth Stocks Risk—The risk that the fund’s focus on growth investing will cause the fund to underperform when value investing is in favor.

•

Sector Investing Risk—The risk that conditions that negatively affect the sector(s) in which the fund invests may have a greater impact on the fund and may provide less investment return as compared to securities in other sector(s).

•	Small and Unseasoned Company Risk—The risk that investments in smaller unseasoned companies may be more volatile than investments in larger companies.

For a more detailed description of the above risks, see Risks Related to Principal Investment Strategies, page 28.

16	Virtus Small-Cap Growth Fund

Performance Tables

The Virtus Small-Cap Growth Fund, a series of Phoenix Equity Trust (“Successor Fund”), is the successor of the Phoenix Small-Cap Growth Fund, a series of Phoenix Investment Trust 06 (“Predecessor Fund”), resulting from a reorganization of the Predecessor Fund with and into the Successor Fund on March 10, 2008. The Predecessor Fund and the Successor Fund have identical investment objectives and strategies. The Successor Fund has adopted the past performance of the Predecessor Fund as its own. Therefore, the performance tables below include the performance of the shares of the Predecessor Fund prior to the Virtus Small-Cap Growth Fund’s commencement date.

The bar chart and table below provide some indication of the risks of investing in the Virtus Small-Cap Growth Fund. The bar chart shows changes in the fund’s Class A Shares performance from year to year over a 10-year period.(1) The table shows how the fund’s average annual returns compare to those of a broad-based securities market index and a more narrowly-based benchmark that reflects the market sectors in which the fund invests. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

Calendar Year

(1) The fund’s annual returns in the chart above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. During the period shown in the chart above, the highest return for a quarter was 71.42% (quarter ended December 31, 1999) and the lowest return for a quarter was -37.62% (quarter ended September 30, 2001). Year-to-date performance (through March 31, 2008) is -18.73%.

Average Annual Total Returns (for the periods ended 12/31/07)(2)	1 Year	5 Years	10 Years
Class A
Return Before Taxes	2.38%	13.71%	5.24%
Return After Taxes on Distributions(3)	2.38%	13.71%	5.24%
Return After Taxes on Distributions and Sale of Fund Shares(3)(4)	1.55%	12.05%	4.59%
Class B
Return Before Taxes	3.82%	14.20%	5.07%
Class C
Return Before Taxes	7.82%	14.21%	5.07%
S&P 500® Index(5)	5.49%	12.83%	5.92%
Russell 2000® Growth Index(6)	7.05%	16.50%	4.32%

(2) The fund’s average annual returns in the table above reflect the deduction of the maximum sales charge for an investment in the fund’s Class A Shares and a full redemption in the fund’s Class B Shares and Class C Shares.

(3) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. The after-tax returns shown in the table above are for only one class of shares offered by the prospectus (Class A); after-tax returns for other classes will vary. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(4) The Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than the Return After Taxes on Distributions for the same period if there was a tax loss realized on sale of fund shares. The benefit of the tax loss (to the extent it can be used to offset other gains) may result in a higher return.

(5) The S&P 500® Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total-return basis with dividends reinvested. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.

(6) The Russell 2000® Growth Index is a market capitalization-weighted index of growth-oriented stocks of the smallest 2,000 companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total-return basis with dividends reinvested. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.

Virtus Small-Cap Growth Fund	17

Virtus Small-Cap Sustainable Growth Fund

Investment Objective

The Virtus Small-Cap Sustainable Growth Fund has an investment objective to seek long-term capital appreciation. There is no guarantee that the fund will achieve its objective. The fund’s investment objective may be changed without shareholder approval.

Principal Investment Strategies

è

Under normal circumstances, the fund invests at least 80% of its assets in common stocks of small capitalization companies that, at the time of initial purchase, have market capitalizations within the range of companies included in the Russell 2000® Growth Index. Because small capitalization companies are defined by reference to an index, the market capitalization of companies in which the fund may invest may vary with market conditions. As of March 31, 2008, the market capitalization range of companies included in the Russell 2000® Growth Index was $26.2 million to $7.1 billion. The fund’s policy of investing 80% of its assets in small capitalization companies may be changed only upon 60 days written notice to shareholders.

è

The subadviser uses a strategy emphasizing consistently growing, highly profitable, low debt companies with rising cash flows which the subadviser deems to be of high quality. If a company meets these criteria, the subadviser researches and analyzes that company’s strength of management, relative competitive position in the industry and its financial structure. A proprietary model is used to determine relative value. Generally, the fund invests in approximately 20-35 securities at any given time.

è

The subadviser’s sell discipline seeks to dispose of holdings that, among other things, achieve a target price, are the subject of negative developments individually or as an industry, or which are necessary to meet diversification requirements.

Please see “Additional Investment Techniques” for other investment techniques of the fund.

Risks Related to Principal Investment Strategies

•	Growth Stocks Risk—The risk that the fund’s focus on growth investing will cause the fund to underperform when value investing is in favor.

•	Limited Number of Investments Risk—The risk that the fund is potentially more volatile as compared with a fund holding a greater number of security positions.

•	Small and Unseasoned Company Risk—The risk that investments in smaller companies may be more volatile than investments in larger companies.

For a more detailed description of the above risks, see Risks Related to Principal Investment Strategies, page 28.

18	Virtus Small-Cap Sustainable Growth Fund

Performance Tables

The Virtus Small-Cap Sustainable Growth Fund, a series of Phoenix Equity Trust (“Successor Fund”), is the successor of the Phoenix Small-Cap Sustainable Growth Fund, a series of Phoenix Investment Trust 97 (“Predecessor Fund”), resulting from a reorganization of the Predecessor Fund with and into the Successor Fund on March 10, 2008. The Predecessor Fund and the Successor Fund have identical investment objectives and strategies. The Successor Fund has adopted the past performance of the Predecessor Fund as its own. Therefore, the performance tables below include the performance of the shares of the Predecessor Fund prior to the Virtus Small-Cap Sustainable Growth Fund’s commencement date.

The bar chart and table below provide some indication of the risks of investing in the Virtus Small-Cap Sustainable Growth Fund. The bar chart shows the fund’s Class A Shares performance.(1) The table shows how the fund’s average annual returns compare to those of a broad-based securities market index and a more narrowly-based benchmark that reflects the market sectors in which the fund invests. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

(1) The fund’s annual return in the chart above does not reflect the deduction of any sales charges. The return would have been less than that shown if sales charges were deducted. During the period shown in the chart above, the highest return for a quarter was 2.23% (quarter ended June 30, 2007) and the lowest return for a quarter was -4.44% (quarter ended December 31, 2007). Year-to-date performance (through March 31, 2008) is -9.58%.

Average Annual Total Return (for the period ended 12/31/07)(2)	1 Year	Since Inception(3)
Class A Shares
Return Before Taxes	-8.55%	-3.08%
Return After Taxes on Distributions(4)	-8.55%	-3.08%
Return After Taxes on Distributions and Sale of Fund Shares(4)(5)	-5.56%	-2.62%
Class C Shares
Return Before Taxes	-3.66%	0.07%
Class I Shares
Return Before Taxes	-2.68%	1.06%
S&P 500® Index(6)	5.49%	13.62%
Russell 2000® Growth Index(7)	7.05%	13.37%

(2) The fund’s average annual returns in the table above reflect the deduction of the maximum sales charge for an investment in the fund’s Class A Shares and a full redemption in the fund’s Class C Shares.

(3) Since June 28, 2006.

(4) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. The after-tax returns shown in the table above are for only one class of shares offered by the prospectus (Class A); after-tax returns for other classes will vary. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(5) The Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than the Return After Taxes on Distributions for the same period if there was a tax loss realized on sale of fund shares. The benefit of the tax loss (to the extent it can be used to offset other gains) may result in a higher return.

(6) The S&P 500® Index is a free-float adjusted market capitalization-weighted index of 500 of the largest U.S. companies and is provided for general comparative purposes. The index is calculated on a total-return basis with dividends reinvested. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.

(7) The Russell 2000® Growth Index is a market capitalization-weighted index of growth-oriented stocks of the smallest 2,000 companies in the Russell universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total-return basis with dividends reinvested. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.

Virtus Small-Cap Sustainable Growth Fund	19

Virtus Small-Cap Value Fund

Investment Objective

The Virtus Small-Cap Value Fund has an investment objective to seek long-term capital appreciation. There is no guarantee that the fund will achieve its objective. The fund’s investment objective may be changed without shareholder approval.

Principal Investment Strategies

è

Under normal circumstances, the fund invests at least 80% of its assets in securities of small capitalization companies that, at the time of initial purchase, have market capitalizations within the range of companies included in the Russell 2000® Value Index. Because small capitalization companies are defined by reference to an index, the market capitalization of companies in which the fund may invest may vary with market conditions. As of March 31, 2008, the market capitalization range of companies included in the Russell 2000® Value Index was $26.34 million to $5.8 billion. The fund invests in a portfolio of common stocks and securities convertible into common stocks of primarily domestic (U.S.) companies. Generally, the fund will invest in securities traded on the New York Stock Exchange, the American Stock Exchange and in over-the-counter markets. The fund’s policy of investing at least 80% of its assets in securities of issuers with small capitalizations may be changed only upon 60 days written notice to shareholders.

è

The subadviser applies a quantitative security selection process that screens a universe of stocks that generally fall within the Russell 2000® Value Index. The screening process utilizes a proprietary model that looks at indicators such as price to earnings, price to cash flow, growth in earnings and cash flow, earnings momentum, and a variety of other similar metrics. The subadviser then selects the stocks that exhibit the best characteristics and highest rankings within the models and creates, in its opinion, a well diversified portfolio of small capitalization value stocks in a broad array of industry groups and sectors.

è

Generally, the subadviser sells when a stock’s target price is reached, when the issuer or industry suffers negative changes, or when there is a change in the investment criteria that prompted the initial purchase.

è

The fund’s investment strategies may lead to a higher portfolio turnover rate. A high portfolio turnover rate increases brokerage and other transaction costs to the fund, negatively affects fund performance, and may increase capital gain distributions, resulting in greater tax liability to you.

Please see “Additional Investment Techniques” for other investment techniques of the fund.

Risks Related to Principal Investment Strategies

•	Convertible Securities Risk—The risk that the fund may have to redeem and sell the security at a price and time not beneficial to the fund.

•	Small and Unseasoned Company Risk—The risk that investments in smaller companies may be more volatile than investments in larger companies.

•	Value Stocks Risk—The risk that the fund’s focus on value investing will cause the fund to underperform when growth investing is in favor.

For a more detailed description of the above risks, see Risks Related to Principal Investment Strategies, page 28.

20	Virtus Small-Cap Value Fund

Performance Tables

The Virtus Small-Cap Value Fund, a series of Phoenix Equity Trust (“Successor Fund”), is the successor of the Phoenix Small-Cap Value Fund, a series of Phoenix Investment Trust 97 (“Predecessor Fund”), resulting from a reorganization of the Predecessor Fund with and into the Successor Fund on March 10, 2008. The Predecessor Fund and the Successor Fund have identical investment objectives and strategies. The Successor Fund has adopted the past performance of the Predecessor Fund as its own. Therefore, the performance tables below include the performance of the shares of the Predecessor Fund prior to the Virtus Small-Cap Value Fund’s commencement date.

The bar chart and table below provide some indication of the risks of investing in the Virtus Small-Cap Value Fund. The bar chart shows changes in the fund’s Class A Shares performance from year to year over a 10-year period.(1) The table shows how the fund’s average annual returns compare with those of a broad-based securities market index and a more narrowly-based benchmark that reflects the market sectors in which the fund invests. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

Calendar Year

(1) The fund’s annual returns in the chart above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. During the period shown in the chart above, the highest return for a quarter was 30.16% (quarter ended June 30, 2003) and the lowest return for a quarter was -22.24% (quarter ended September 30, 1998). Year-to-date performance (through March 31, 2008) is -11.44%.

Average Annual Total Returns (for the periods ended 12/31/07)(2)	1 Year	5 Years	10 Years
Class A
Return Before Taxes	-14.02%	13.32%	9.06%
Return After Taxes on Distributions(3)	-16.10%	11.82%	7.36%
Return After Taxes on Distributions and Sale of Fund Shares(3)(4)	-6.37%	11.65%	7.31%
Class B
Return Before Taxes	-12.39%	13.84%	8.90%
Class C
Return Before Taxes	-9.47%	13.82%	8.89%
S&P 500® Index(5)	5.49%	12.83%	5.92%
Russell 2000® Value Index(6)	-9.78%	15.80%	9.06%

(2) The fund’s average annual returns in the table above reflect the deduction of the maximum sales charge for an investment in the fund’s Class A Shares and a full redemption in the fund’s Class B Shares and Class C Shares.

(3) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. The after-tax returns shown in the table above are for only one class of shares offered by the prospectus (Class A); after-tax returns for other classes will vary. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(4) The Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than the Return After Taxes on Distributions for the same period if there was a tax loss realized on sale of fund shares. The benefit of the tax loss (to the extent it can be used to offset other gains) may result in a higher return.

(5) The S&P 500® Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total-return basis with dividends reinvested. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.

(6) The Russell 2000® Value Index is a market capitalization-weighted index of value-oriented stocks of the smallest 2,000 companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total-return basis with dividends reinvested. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.

Virtus Small-Cap Value Fund	21

Virtus Small-Mid Cap Fund

Investment Objective

The Virtus Small-Mid Cap Fund has an investment objective of long-term capital appreciation, with dividend income a secondary consideration. There is no guarantee that the fund will achieve its objective. The fund’s investment objective may be changed without shareholder approval.

Principal Investment Strategies

è

Under normal market conditions, the fund invests at least 80% of its assets in common stocks of small and mid capitalization companies that, at the time of initial purchase, have market capitalizations within the range of companies included in the Russell 2500® Index. Because small and mid capitalization companies are defined by reference to an index, the market capitalization of the companies in which the fund may invest may vary with market conditions. As of March 31, 2008, the market capitalization range of companies included in the Russell 2500® Index was $26.2 million to $18.2 billion. The fund’s policy of investing 80% of its assets in small and mid capitalization companies may be changed only upon 60 days written notice to shareholders.

è	The subadviser uses a blended growth and value strategy when selecting securities for investment.

è

The subadviser uses a strategy emphasizing consistently growing, highly profitable, low debt companies with rising cash flows which the subadviser deems to be of high quality. If a company meets these criteria, the subadviser researches and analyzes that company’s strength of management, relative competitive position in the industry and its financial structure.

è	The subadviser uses proprietary models to assist in its analysis.

è	Generally, the fund invests in approximately 20 to 40 securities at any given time.

è

The subadviser will utilize a sell discipline that seeks to dispose of holdings that, among other things, achieve a target price, are the subject of negative developments individually or as an industry, or which are necessary to meet diversification requirements.

Please see “Additional Investment Techniques” for other investment techniques of the fund.

Risks Related to Principal Investment Strategies

•	Growth Stocks Risk—The risk that the fund’s focus on growth investing will cause the fund to underperform when value investing is in favor.

•	Limited Number of Investments Risk—The risk that the fund is potentially more volatile as compared with a fund holding a greater number of security positions.

•	Small Company and Medium Company Risk—The risk that investments in smaller companies may be more volatile than investments in larger companies.

•	Value Stocks Risk—The risk that the fund’s focus on value investing will cause the fund to underperform when growth investing is in favor.

For a more detailed description of the above risks, see Risks Related to Principal Investment Strategies, page 28.

22	Virtus Small-Mid Cap Fund

Performance Tables

The Virtus Small-Mid Cap Fund, a series of Phoenix Equity Trust (“Successor Fund”), is the successor of the Phoenix Small-Mid Cap Fund, a series of Phoenix Asset Trust (“Predecessor Fund”), resulting from a reorganization of the Predecessor Fund with and into the Successor Fund on March 10, 2008. The Predecessor Fund and the Successor Fund have identical investment objectives and strategies. The Successor Fund has adopted the past performance of the Predecessor Fund as its own. Therefore, the performance tables below include the performance of the shares of the Predecessor Fund prior to the Virtus Small-Mid Cap Fund’s commencement date.

The bar chart and table below provide some indication of the risks of investing in the Virtus Small-Mid Cap Fund. The bar chart shows changes in the fund’s Class I Shares performance from year to year over a 10-year period.(1) The table shows how the fund’s average annual returns compare with those of a broad-based securities market index and a more narrowly-based benchmark that reflects the market sectors in which the fund invests. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

Calendar Year

(1) The fund’s annual returns in the chart above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. During the period shown in the chart above, the highest return for a quarter was 18.53% (quarter ended June 30, 2003) and the lowest return for a quarter was -16.62% (quarter ended September 30, 2001). Year-to-date performance (through March 31, 2008) is -14.66%.

Average Annual Total Returns				Since Inception(3)
(for the periods ended 12/31/07)(2)	1 Year	5 Years	10 Years	Class A	Class B	Class C
Class I
Return Before Taxes	-0.11%	10.71%	7.97%	—	—	—
Return After Taxes on Distributions(4)	-1.73%	9.75%	7.03%	—	—	—
Return After Taxes on Distributions and Sale of Fund Shares(4)(5)	2.16%	9.35%	6.77%	—	—	—
Class A
Return Before Taxes	-6.05%	9.13%	—	7.23%	—	—
Class B
Return Before Taxes	-4.55%	9.66%	—	—	7.66%	—
Class C
Return Before Taxes	-1.09%	9.68%	—	—	—	7.68%
S&P 500® Index(6)	5.49%	12.83%	5.92%	11.26%	11.26%	11.26%
Russell 2500™ Index(7)	1.38%	16.99%	9.01%	15.43%	15.43%	15.43%

(2) The fund’s average annual returns in the table above reflect the deduction of the maximum sales charge for an investment in the fund’s Class A Shares and a full redemption in the fund’s Class B Shares and Class C Shares.

(3) Class A Shares, Class B Shares and Class C Shares since August 30, 2002.

(4) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. The after-tax returns shown in the table above are for only one class of shares offered by the prospectus (Class I) after-tax returns for other classes will vary. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(5) The Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than the Return After Taxes on Distributions for the same period if there was a tax loss realized on sale of fund shares. The benefit of the tax loss (to the extent it can be used to offset other gains) may result in a higher return.

(6) The S&P 500® Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total-return basis with dividends reinvested. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.

(7) The Russell 2500™ Index is a market capitalization-weighted index of the 2500 smallest companies in the Russell Universe, which comprises the 3000 largest U.S. companies. The index is calculated on a total-return basis with dividends reinvested. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.

Virtus Small-Mid Cap Fund	23

Virtus Strategic Growth Fund

Investment Objective

The Virtus Strategic Growth Fund has an investment objective of long-term capital growth. There is no guarantee that the fund will achieve its objective. The fund’s investment objective may be changed without shareholder approval.

Principal Investment Strategies

è

Under normal circumstances, the fund invests at least 65% of its assets in stocks of large capitalization companies that, at the time of initial purchase, have market capitalizations within the range of companies included in the Russell 1000® Growth Index. The fund may invest in stocks of small and medium capitalization companies. Because large capitalization companies are defined by reference to an index, the market capitalization of companies in which the fund may invest may vary with market conditions. As of March 31, 2008, the market capitalization range of companies included in the Russell 1000® Growth Index was $154 million to $455.2 billion.

è

The subadviser uses a bottom-up, fundamental approach focusing primarily on profit acceleration. A screening process is utilized to select stocks of companies that it believes are growing earnings at accelerated rates; producing quality, sustainable earnings; reasonably valued relative to their growth rate; well managed; and have potential to exceed earnings expectations. Surviving companies are subjected to rigorous fundamental analysis.

è	The subadviser seeks to control risk through adequate diversification, position and volatility constraints, valuation constraints, and ongoing and intensive fundamental research.

è

Stocks are reviewed for sale if a deterioration in fundamentals results in an earnings disappointment; valuation levels are unsustainable; earnings acceleration peaks; or if the subadviser feels a better investment opportunity is available.

è

The subadviser’s investment strategy may result in a higher portfolio turnover rate for the fund. A high portfolio turnover rate increases brokerage and other transaction costs to the fund, negatively affects fund performance, and may increase capital gain distributions, resulting in greater tax liability to you.

Please see “Additional Investment Techniques” for other investment techniques of the fund.

Risks Related to Principal Investment Strategies

•	Growth Stocks Risk—The risk that the fund’s focus on growth investing will cause the fund to underperform when value investing is in favor.

•	Large Company Risk—The risk that the value of investments in larger companies may not rise as much as smaller companies, as larger companies tend to be less volatile.

•	Small and Medium Company Risk—The risk that investments in smaller companies may be more volatile than investments in larger companies.

For a more detailed description of the above risks, see Risks Related to Principal Investment Strategies, page 28.

24	Virtus Strategic Growth Fund

Performance Tables

The Virtus Strategic Growth Fund, a series of Phoenix Equity Trust (“Successor Fund”), is the successor of the Phoenix Strategic Growth Fund, a series of Phoenix Strategic Equity Series Fund (“Predecessor Fund”), resulting from a reorganization of the Predecessor Fund with and into the Successor Fund on March 10, 2008. The Predecessor Fund and the Successor Fund have identical investment objectives and strategies. The Successor Fund has adopted the past performance of the Predecessor Fund as its own. Therefore, the performance tables below include the performance of the shares of the Predecessor Fund prior to the Virtus Strategic Growth Fund’s commencement date.

The bar chart and table below provide some indication of the risks of investing in the Virtus Strategic Growth Fund. The bar chart shows changes in the fund’s Class A Shares performance from year to year over a 10-year period.(1) The table shows how the fund’s average annual returns compare with those of a broad-based securities market index and a more narrowly-based benchmark that reflects the market sectors in which the fund invests. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

Calendar Year

(1) The fund’s annual returns in the chart above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. During the period shown in the chart above, the highest return for a quarter was 37.17% (quarter ended December 31, 1998) and the lowest return for a quarter was -31.55% (quarter ended September 30, 2001). Year-to-date performance (through March 31, 2008) is -11.87%.

Average Annual Total Returns (for the periods ended 12/31/07)(2)				Since Inception(3)
	1 Year	5 Years	10 Years	Class I
Class A Shares
Return Before Taxes	6.28%	9.34%	3.38%	—
Return After Taxes on Distributions(4)	6.28%	9.34%	1.68%	—
Return After Taxes on Distributions and Sale of Fund Shares(4)(5)	4.08%	8.14%	2.10%	—
Class B Shares
Return Before Taxes	7.96%	9.80%	3.21%	—
Class C Shares
Return Before Taxes	11.95%	9.82%	3.23%	—
Class I Shares
Return Before Taxes	13.06%	—	—	13.21%
S&P 500® Index(6)	5.49%	12.83%	5.92%	9.89%
Russell 1000® Growth Index(7)	11.81%	12.11%	3.83%	14.44%

(2) The fund’s average annual returns in the table above reflect the deduction of the maximum sales charge for an investment in the fund’s Class A Shares and a full redemption in the fund’s Class B Shares and Class C Shares.

(3) Class I Shares since September 29, 2006.

(4) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. The after-tax returns shown in the table above are for only one class of shares offered by the prospectus (Class A); after-tax returns for other classes will vary. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(5) The Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than the Return After Taxes on Distributions for the same period if there was a tax loss realized on sale of fund shares. The benefit of the tax loss (to the extent it can be used to offset other gains) may result in a higher return.

(6) The S&P 500® Index is a free-float adjusted market capitalization-weighted index of 500 of the largest U.S. companies and is provided for general comparative purposes. The index is calculated on a total-return basis with dividends reinvested. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.

(7) The Russell 1000® Growth Index is a market capitalization-weighted index of growth-oriented stocks of the 1,000 largest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total-return basis with dividends reinvested. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.

Virtus Strategic Growth Fund	25

Virtus Value Opportunities Fund

Investment Objective

The Virtus Value Opportunities Fund has an investment objective of long-term capital appreciation. There is no guarantee that the fund will achieve its objective. The fund’s investment objective may be changed without shareholder approval.

Principal Investment Strategies

è

Under normal circumstances, the fund invests principally in the equity securities of domestic companies that the subadviser believes to have appreciation potential. The fund invests principally in larger capitalization stocks of companies with market capitalizations of over $5 billion at initial purchase, however, the fund may invest in issuers of any capitalization.

è

The subadviser employs a value approach to constructing the fund’s portfolio, utilizing quantitative screening to identify attractively valued securities. All stocks in the equity universe are evaluated across multiple quantitative factors, such as valuation, earnings and quality.

è

Research is focused on identifying the factors most closely associated with outperforming stocks. Factors must have statistical significance, but also must meet the “common sense” test of having a logical connection to the attributes of a successful company.

è	A portfolio optimization program is used to balance the expected return of the stocks with such considerations as the portfolio’s benchmark, desired level of risk and transaction cost estimates.

è

A stock is sold if its expected return deteriorates to the point where it can be replaced by a more attractive stock that plays an equally useful diversification role and the expected return of the new stock covers the transaction costs of the sell and purchase.

è

The fund’s investment strategies may lead to a higher portfolio turnover rate. A high portfolio turnover rate increases brokerage and other transaction costs to the fund, negatively affects fund performance, and may increase capital gain distributions, resulting in greater tax liability to you.

Please see “Additional Investment Techniques” for other investment techniques of the fund.

Risks Related to Principal Investment Strategies

•	Large Company Risk—The risk that the value of investments in larger companies may not rise as much as smaller companies, as larger companies tend to be less volatile.

•	Small and Medium Company Risk—The risk that investments in smaller companies may be more volatile than investments in larger companies.

•	Value Stocks Risk—The risk that the fund’s focus on value investing will cause the fund to underperform when growth investing is in favor.

For a more detailed description of the above risks, see Risks Related to Principal Investment Strategies, page 28.

26	Virtus Value Opportunities Fund

Performance Tables

The bar chart and table below provide some indication of the risks of investing in the Virtus Value Opportunities Fund. The bar chart shows changes in the fund’s Class A Share performance over the life of the fund.(1) The table shows how the fund’s average annual returns compare with those of a broad-based securities market index and a more narrowly-based benchmark that reflects the market sectors in which the fund invests. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

(1) The fund’s annual returns in the chart above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. During the period shown in the chart above, the highest return for a quarter was 7.92% (quarter ended March 31, 2006) and the lowest return for a quarter was -4.01% (quarter ended December 31, 2007). Year-to-date performance (through March 31, 2008) is -15.85%.

Average Annual Total Returns (for the period ended 12/31/07)(2)	1 Year	Since Inception(3)
Class A
Return Before Taxes	1.49%	9.98%
Return After Taxes on Distributions(4)	0.82%	9.23%
Return After Taxes on Distributions and Sale of Fund Shares(4)(5)	1.22%	8.24%
Class C
Return Before Taxes	6.91%	11.96%
S&P 500® Index(6)	5.49%	9.48%
Russell 1000® Value Index(7)	0.17%	9.56%

(2) The fund’s average annual returns in the table above reflect the deduction of the maximum sales charge for an investment in the fund’s Class A Shares and a full redemption in the fund’s Class C Shares.

(3) Since July 29, 2005.

(4) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. The after-tax returns shown in the table above are for only one class of shares offered by the prospectus (Class A); after-tax returns for other classes will vary. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(5) The Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than the Return After Taxes on Distributions for the same period if there was a loss realized on sale of fund shares. The benefit of the tax loss (to the extent it can be used to offset other gains) may result in a higher return.

(6) The S&P 500® Index is a free-float adjusted market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total-return basis with dividends reinvested. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.

(7) The Russell 1000® Value Index is a market capitalization-weighted index of value-oriented stocks of the 1,000 largest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total-return basis with dividends reinvested. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.

Class I Shares have been in existence only since June 6, 2008 and have not had a full calendar year of investment operations. Therefore, performance information for Class I Shares is not included.

Virtus Value Opportunities Fund	27

Risks Related To Principal Investment Strategies

Generally, the value of a fund’s investments that supports your share value may decrease. If between the time you purchase shares, and the time you sell shares the value of such fund’s investments decreases, you will lose money. Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected and investments may fail to perform as the subadviser expects. As a result, the value of your shares may decrease.

Specific risks of investing in the various funds are indicated in the chart below and described in detail following the chart.

Risks For One Or More Funds	All- Cap Growth Fund	Growth & Income Fund	Growth Opportunities Fund	Income & Growth Fund	Mid- Cap Growth Fund	Quality Small- Cap Fund	Small- Cap Growth Fund	Small- Cap Sustainable Growth Fund	Small- Cap Value Fund	Small- Mid Cap Fund	Strategic Growth Fund	Value Opportunities Fund
Convertible Securities									X
Credit				X
Emerging Markets				X
Foreign Securities				X
Fully Invested in Equity Securities		X
Growth Stocks	X		X		X		X	X		X	X
High Yield High Risk (Junk Bond) Securities				X
Initial Public Offerings (IPOs)			X
Interest Rate				X
Large Company	X	X	X	X							X	X
Limited Number of Investments			X			X		X		X
Long-Term Maturities/Durations				X
Medium Company			X		X
Municipal Market				X
Non-Diversification			X
Prepayment				X
S&P 500® Index Comparison		X
Sector Investing	X		X				X
Small and Unseasoned Company	X					X	X	X	X
Small and Medium Company		X	X	X						X	X	X
U.S. Government Securities				X
Value Stocks						X			X	X		X

28	Virtus Mutual Funds

Convertible Securities Risk

Convertible securities may be subject to redemption at the option of the issuer. If a security is called for redemption, the fund may have to redeem the security, convert it into common stock or sell it to a third party at a price and time that is not beneficial for the fund. In addition, securities convertible into common stocks may have higher yields than common stocks but lower yields than comparable nonconvertible securities.

Credit Risk

The risk that an issuer of a security will fail to pay interest or principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of the security to decline. Debt securities rated below investment-grade are especially susceptible to this risk.

Emerging Markets Risk

The risk that prices of emerging markets securities may be more volatile than those of their counterparts in more established foreign markets. Investments in less-developed countries whose markets are still emerging generally present risks in greater degree than those presented by investments in foreign issuers based in countries with developed securities markets and more advanced regulatory systems. Prior governmental approval may be required in some developing countries for the release of investment income, capital and sale proceeds to foreign investors, and some developing countries may limit the extent of foreign investment in domestic companies.

Emerging market countries often suffer from currency devaluation and higher rates of inflation. Developing countries may be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed by countries with which they trade and may also be affected by economic conditions in such countries. In addition, a negative situation or condition that affects the market in one emerging market region may have a negative impact on all emerging market regions due to the so-called “ripple effect.”

Foreign Securities Risk

The risk that the prices of foreign securities may be more volatile than those of their domestic counterparts owing in part to possible political or economic instability; limits on repatriation of capital; exchange controls or exchange rate fluctuations; less publicly available information as a result of accounting, auditing, and financial reporting standards different from those used in the U.S.; more volatile markets; less securities regulation; less favorable tax provisions; war or expropriation.

Fully Invested in Equity Securities Risk

The net asset value of a fund that intends to be fully invested in securities will decrease more quickly if the value of such securities decreases as compared to a fund that holds larger cash positions.

Growth Stocks Risk

Because growth stocks typically make little or no dividend payments to shareholders, investment return is based on a stock’s capital appreciation, making return more dependent on market increases and decreases. Growth stocks are therefore more susceptible than non-growth stocks to market changes, tending to drop more sharply when markets fall. Growth-oriented funds typically underperform when value investing is in favor.

High Yield High Risk (Junk Bond) Securities Risk

Securities rated “BB” or below by S&P or “Ba” or below by Moody’s are known as “high yield” securities and are commonly referred to as “junk bonds”. These securities involve greater risk of loss due to credit deterioration and are less liquid, especially during periods of economic uncertainty or change, than higher-quality debt securities. Lower-rated debt securities generally have a higher risk that the issuer of the security may default and not make the payment of interest or principal.

Initial Public Offerings (IPOs) Risk

IPOs typically have less available information. Investment returns from IPOs may be highly volatile, may be subject to varying patterns of trading volume and these securities may, at times, be difficult to sell. In addition, from time to time, the fund may

Virtus Mutual Funds	29

purchase IPOs and then immediately sell them. This practice will increase portfolio turnover rates and increase costs to the fund, affect fund performance, and may increase capital gain distributions, resulting in greater tax liability to you.

Interest Rate Risk

The risk that bond prices overall will decline because of rising interest rates. With fixed-rate securities, an increase in prevailing interest rates typically causes the value of those securities to fall, while a decline in prevailing interest rates generally produces an increase in the market value of the securities. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing a fund’s duration and reducing the value of such a security. If a fund invests in asset-backed and mortgage-backed securities, it is more vulnerable to this risk. Changes in interest rates will affect the value of longer-term fixed income securities more than shorter-term securities and lower-quality securities more than higher-quality securities.

Large Company Risk

The risk that companies with large market capitalizations go in and out of favor based on market and economic conditions. Larger companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the fund’s value may not rise as much as the value of funds that emphasize companies with smaller market capitalizations.

Limited Number of Investments Risk

The risk that conditions that negatively affect securities in the portfolio will have greater impact on the fund as compared with a fund that holds a greater number of security positions. In addition, the fund may be more sensitive to changes in the market value of a single issuer in its portfolio, making the value of your shares potentially more volatile.

Long-Term Maturities/Durations Risk

The risk that fixed income securities with longer maturities or durations may be subject to greater price fluctuations due to interest rate, tax law, and general market changes than securities with shorter maturities or durations.

Medium Company Risk

Companies with medium market capitalizations are often companies with a limited operating history or companies in industries that have recently emerged due to cultural, economic, regulatory or technological developments. Such developments can have a significant impact or negative effect on medium market capitalization companies and their stock performance and can make investment returns highly volatile. Product lines are often less diversified and more susceptible to competitive threats. Medium market capitalization stocks are subject to varying patterns of trading volume and may, at times, be difficult to sell.

Municipal Market Risk

The risk that certain factors may negatively affect the value of municipal securities, and, as a result, the share price of a fund that invests in them. These factors include political or legislative changes, uncertainties related to the tax status of the securities or the rights of investors in the securities. A fund may invest in municipal obligations that are related in such a way (e.g., multiple apparently unrelated issues that depend on the financial rating or support of a single government unit) that an economic, business or political development or change that affects one of these obligations would also affect the others.

Non-Diversification Risk

As a non-diversified investment company under the Investment Company Act of 1940, the fund can invest a greater proportion of its assets in the securities of a small number of issuers than a diversified investment company. Diversifying a fund’s portfolio can reduce the risks of investing. As a non-diversified investment company, the fund may be more susceptible to any single economic, political or regulatory event affecting an issuer than is a diversified investment company. If the fund takes concentrated positions in a small number of issuers, changes in the price of those securities may cause the fund’s return to fluctuate more than that of a diversified investment company.

Prepayment Risk

The risk that issuers will prepay fixed rate obligations when interest rates fall, forcing a fund to re-invest in obligations with lower interest rates than the original obligations. As interest rates decline, the issuers of securities held by a fund may prepay principal

30	Virtus Mutual Funds

earlier than scheduled, forcing a fund to reinvest in lower yielding securities. This prepayment may reduce a fund’s income. If a fund invests in asset-backed and mortgage-backed securities, it is more vulnerable to this risk.

S&P 500® Index Comparison Risk

The performance of the S&P 500® Index can be negative. Although the fund may outperform the S&P 500® Index, the fund may still have a negative return.

Sector Investing Risk

The risk that securities in other sectors may provide greater investment return in certain market conditions as compared to the companies in the sector(s) in which the fund is invested. Moreover, conditions that negatively affect the sector(s) in which the fund is invested will have a greater impact on the fund as compared to a fund that is not significantly invested in such sector(s).

Small and Unseasoned Company Risk

Companies with smaller market capitalizations are often companies with a limited operating history or companies in industries that have recently emerged due to cultural, economic, regulatory or technological developments. The trading volume of small company securities is normally lower than that of larger companies. Changes in the demand for the securities of smaller companies generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure.

Small and Medium Company Risk

Companies with small and medium market capitalizations are often companies with a limited operating history or companies in industries that have recently emerged due to cultural, economic, regulatory or technological developments. Such developments can have a significant impact or negative effect on small and medium market capitalization companies and their stock performance and can make investment returns highly volatile. Product lines are often less diversified and more susceptible to competitive threats. Small and medium market capitalization stocks are subject to varying patterns of trading volume and may, at times, be difficult to sell.

U.S. Government Securities Risk

The risk that although backed by the U.S. Government, these securities are subject to price fluctuations. Obligations issued or guaranteed by the U.S. Government, its agencies, authorities and instrumentalities and backed by the full faith and credit of the United States only guarantee principal and interest will be timely paid to holders of the securities. The entities do not guarantee that the value of fund shares will increase. In addition, not all U.S. Government securities are backed by the full faith and credit of the United States, but rather are the obligation solely of the entity through which they are issued.

Value Stocks Risk

Value stocks involve the risk that the value of the security will not be recognized for an unexpectedly long period of time, and that the security is not undervalued but is appropriately priced due to fundamental problems not yet apparent. Value-oriented funds typically underperform when growth investing is in favor.

Virtus Mutual Funds	31

Fund Fees and Expenses

The tables below illustrate all fees and expenses that you may pay if you buy and hold Class A Shares, Class B Shares, Class C Shares or Class I Shares of the funds.

	Class A Shares		Class B Shares		Class C Shares		Class I Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%		None		None		None
Maximum Deferred Sales Charge (load) (as a percentage of the lesser of the value redeemed or the amount invested)	None	(a)(b)	5.00%	(c)	1.00%	(d)	None
Maximum Sales Charge (load) Imposed on Reinvested Dividends	None		None		None		None
Redemption Fee	None		None		None		None
Exchange Fee	None		None		None		None

(a) A contingent deferred sales charge of 1% may apply on certain redemptions made within one year following purchases on which a finder’s fee has been paid. The one-year period begins on the last day of the month preceding the month in which the purchase was made.

(b) Shareholders of the Virtus Growth Opportunities Fund who became shareholders originally through the reorganization of the Prior Fund with the Predecessor Fund are not required to pay a sales load for new purchases of Class A Shares of the Virtus Growth Opportunities Fund.

(c) The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 1% annually to 2% during the fourth and fifth years and to 0% after the fifth year.

(d) The deferred sales charge is imposed on Class C Shares redeemed during the first year only.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Class A Shares

	All-Cap Growth		Growth & Income		Growth Opportunities		Income & Growth		Mid-Cap Growth		Quality Small-Cap
Management Fees	0.86%		0.75%		0.75%		0.70%		0.80%		0.90%
Distribution and Shareholder Servicing (12b-1) Fees(e)	None		0.25%		0.25%		0.25%		0.25%		0.25%
Shareholder Services Fee	0.25%	(f)	None		None		None		None		None
Other Expenses	0.51%	(h)	0.46%	(h)	0.47%	(h)	0.33%	(h)	0.48%	(h)	0.48%

Total Annual Fund Operating Expenses	1.62%	(h)	1.46%	(g)(h)	1.47%	(g)(h)	1.28%	(h)	1.53%	(g)(h)	1.63%	(g)

	Small-Cap Growth		Small-Cap Sustainable Growth		Small-Cap Value		Small-Mid Cap		Strategic Growth		Value Opportunities
Management Fees	0.94%		0.90%		0.90%		0.85%		0.70%		0.75%
Distribution and Shareholder Servicing (12b-1) Fees(e)	None		0.25%		0.25%		0.25%		0.25%		0.25%
Shareholder Services Fee	0.25%	(f)	None		None		None		None		None
Other Expenses	0.59%	(h)	0.69%		0.45%	(h)	0.53%	(h)	0.43%	(h)	0.38%	(h)

Total Annual Fund Operating Expenses	1.78%	(h)	1.84%	(g)	1.60%	(g)(h)	1.63%	(h)	1.38%	(h)	1.38%	(g)(h)

(e) Distribution and Shareholder Servicing (12b-1) Fees represent an asset-based sales charge that, for a long-term shareholder, over time may be higher than the maximum front-end sales charge permitted by the Financial Industry Regulatory Authority (“FINRA”).

(f) All-Cap Growth Fund and Small-Cap Growth Fund have a separate shareholder service fee plan.

(g) The funds’ investment adviser has voluntarily agreed to limit the total operating expenses (excluding interest, taxes and extraordinary expenses) of certain of the funds as indicated below. Following expiration of the periods specified in the table, the adviser may discontinue any reimbursement arrangements. The adviser may recapture operating expenses reimbursed under these arrangements and made subsequent to August 23, 2007, for a period of three years following the end of the fiscal year in which such reimbursements occurred.

32	Virtus Mutual Funds

Fund Name	Class A Expense Cap	Expiration Date	Actual Total Annual Fund Expenses After Reimbursement	Actual Total Annual Fund Expenses After Reimbursement Excluding Extraordinary Expenses
Growth & Income Fund	1.25%	December 31, 2008	1.37%	1.25%
Growth Opportunities Fund	1.25%	May discontinue at any time	1.30%	1.25%
Mid-Cap Growth Fund	1.45%	May discontinue at any time	1.66%	1.45%
Quality Small-Cap Fund	1.40%	May discontinue at any time	1.47%	1.47%
Small-Cap Sustainable Growth Fund	1.40%	May discontinue at any time	1.54%	1.54%
Small-Cap Value Fund	1.40%	May discontinue at any time	1.43%	1.40%
Value Opportunities Fund	1.35%	May discontinue at any time	1.52%	1.35%

(h) Restated to reflect current fee structure.

Example

This example is intended to help you compare the cost of investing in a fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in Class A Shares of a fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Fund	1 year	3 years	5 years	10 years
All-Cap Growth	$730	$1,057	$1,406	$2,386
Growth & Income	$715	$1,010	$1,327	$2,221
Growth Opportunities	$716	$1,013	$1,332	$2,231
Income & Growth	$698	$958	$1,237	$2,031
Mid-Cap Growth	$722	$1,031	$1,361	$2,294
Quality Small-Cap	$732	$1,061	$1,412	$2,401
Small-Cap Growth	$745	$1,103	$1,484	$2,549
Small-Cap Sustainable Growth	$751	$1,121	$1,514	$2,611
Small-Cap Value	$728	$1,051	$1,396	$2,366
Small-Mid Cap	$731	$1,060	$1,911	$2,397
Strategic Growth	$707	$987	$1,287	$1,137
Value Opportunities	$707	$987	$1,287	$2,137

Note: The example does not include the effects of the expense reimbursement obligations of the adviser, if any; therefore your actual expenses may be lower than those shown.

Virtus Equity Trust	33

Class B Shares

	All-Cap Growth		Growth & Income		Income & Growth	Mid-Cap Growth		Small-Cap Growth		Small-Cap Value		Small-Mid Cap	Strategic Growth
Management Fees	0.86%		0.75%		0.70%	0.80%		0.94%		0.90%		0.85%	0.70%
Distribution and Shareholder Servicing (12b-1) Fees(i)	0.75%		1.00%		1.00%	1.00%		0.75%		1.00%		1.00%	1.00%
Shareholder Services Fee	0.25%	(j)	None		None	None		0.25%	(j)	None		None	None
Other Expenses(l)	0.51%		0.46%		0.33%	0.48%		0.59%		0.45%		0.53%	0.43%

Total Annual Fund Operating Expenses(l)	2.37%		2.21%	(k)	2.03%	2.28%	(k)	2.53%		2.35%	(k)	2.38%	2.13%

(i) Distribution and Shareholder Servicing (12b-1) Fees represent an asset-based sales charge that, for a long-term shareholder, over time may be higher than the maximum front-end sales charge permitted by the FINRA.

(j) All-Cap Growth Fund and Small-Cap Growth Fund have a separate shareholder service fee plan.

(k) The funds’ investment adviser has voluntarily agreed to limit the total operating expenses (excluding interest, taxes and extraordinary expenses) of certain of the funds as indicated below. Following expiration of the periods specified in the table, the adviser may discontinue any reimbursement arrangements. The adviser may recapture operating expenses reimbursed under these arrangements and made subsequent to August 23, 2007, for a period of three years following the end of the fiscal year in which such reimbursements occurred.

Fund Name	Class B Expense Cap	Expiration Date	Actual Total Annual Fund Expenses After Reimbursement	Actual Total Annual Fund Expenses After Reimbursement Excluding Extraordinary Expenses
Growth & Income Fund	2.00%	December 31, 2008	2.11%	2.00%
Mid-Cap Growth Fund	2.20%	May discontinue at any time	2.40%	2.20%
Small-Cap Value Fund	2.15%	May discontinue at any time	2.18%	2.20%

(l) Restated to reflect current fee structure.

Example

This example is intended to help you compare the cost of investing in a fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in Class B Shares of a fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund’s operating expenses remain the same and that the Class B Shares are converted to Class A Shares after eight years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Fund	1 year	3 years	5 years	10 years
All-Cap Growth	$640	$939	$1,265	$2,520
Growth & Income	$624	$891	$1,185	$2,355
Income & Growth	$606	$837	$1,093	$2,166
Mid-Cap Growth	$631	$912	$1,220	$2,427
Small-Cap Growth	$656	$988	$1,345	$2,682
Small-Cap Value	$638	$933	$1,255	$2,499
Small-Mid Cap	$641	$942	$1,270	$2,530
Strategic Growth	$616	$867	$1,144	$2,271

34	Virtus Equity Trust

You would pay the following expenses if you did not redeem your shares:

Fund	1 year	3 years	5 years	10 years
All-Cap Growth	$240	$739	$1,265	$2,520
Growth & Income	$224	$691	$1,185	$2,355
Income & Growth	$206	$637	$1,093	$2,166
Mid-Cap Growth	$231	$712	$1,220	$2,427
Small-Cap Growth	$256	$788	$1,345	$2,682
Small-Cap Value	$238	$733	$1,255	$2,499
Small-Mid Cap	$241	$742	$1,270	$1,735
Strategic Growth	$216	$667	$1,144	$2,271

Note: The example does not include the effects of the expense reimbursement obligations of the adviser, if any; therefore your actual expenses may be lower than those shown.

Class C Shares

	All-Cap Growth		Growth & Income		Growth Opportunities		Income & Growth		Mid-Cap Growth		Quality Small-Cap
Management Fees	0.86%		0.75%		0.75%		0.70%		0.80%		0.90%
Distribution and Shareholder Servicing (12b-1) Fees(m)	0.75%		1.00%		1.00%		1.00%		1.00%		1.00%
Shareholder Services Fee	0.25%	(n)	None		None		None		None		None
Other Expenses	0.51%	(p)	0.46%	(p)	0.47%	(p)	0.33%	(p)	0.48%	(p)	0.48%

Total Annual Fund Operating Expenses	2.37%	(p)	2.21%	(o)(p)	2.22%	(o)(p)	2.03%	(p)	2.28%	(o)(p)	2.38%	(o)

	Small-Cap Growth		Small-Cap Sustainable Growth		Small-Cap Value		Small-Mid Cap		Strategic Growth		Value Opportunities
Management Fees	0.94%		0.90%		0.90%		0.85%		0.70%		0.75%
Distribution and Shareholder Servicing (12b-1) Fees(m)	0.75%		1.00%		1.00%		1.00%		1.00%		1.00%
Shareholder Services Fee	0.25%	(n)	None		None		None		None		None
Other Expenses	0.59%	(p)	0.70%	(p)	0.45%	(p)	0.53%	(p)	0.43%	(p)	0.38%	(p)

Total Annual Fund Operating Expenses	2.53%	(p)	2.60%	(o)(p)	2.35%	(o)(p)	2.38%	(p)	2.13%	(p)	2.13%	(o)(p)

(m) Distribution and Shareholder Servicing (12b-1) Fees represent an asset-based sales charge that, for a long-term shareholder, over time may be higher than the maximum front-end sales charge permitted by the FINRA.

(n) All-Cap Growth Fund and Small-Cap Growth Fund have a separate shareholder service fee plan.

Virtus Mutual Funds	35

(o) The funds’ investment adviser has agreed to limit the total operating expenses (excluding interest, taxes and extraordinary expenses) of certain of the funds as indicated below. Following expiration of the periods specified in the table, the adviser may discontinue any reimbursement arrangements. The adviser may recapture operating expenses reimbursed under these arrangements and made subsequent to August 23, 2007, for a period of three years following the end of the fiscal year in which such reimbursements occurred.

Fund Name	Class C Expense Cap	Expiration Date	Actual Total Annual Fund Expenses After Reimbursement	Actual Total Annual Fund Expenses After Reimbursement Excluding Extraordinary Expenses
Growth & Income Fund	2.00%	December 31, 2008	2.12%	2.12%
Growth Opportunities Fund	2.00%	May discontinue at any time	2.03%	2.03%
Mid-Cap Growth Fund	2.20%	May discontinue at any time	2.41%	2.41%
Quality Small-Cap Fund	2.15%	May discontinue at any time	2.22%	2.22%
Small-Cap Sustainable Growth Fund	2.15%	May discontinue at any time	2.29%	2.29%
Small-Cap Value Fund	2.15%	May discontinue at any time	2.18%	2.18%
Value Opportunities Fund	2.10%	May discontinue at any time	2.27%	2.27%

(p) Restated to reflect current fee structure.

Example

This example is intended to help you compare the cost of investing in a fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in Class C Shares of a fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Fund	1 year	3 years	5 years	10 years
All-Cap Growth	$340	$739	$1,265	$2,706
Growth & Income	$324	$691	$1,185	$2,544
Growth Opportunities	$325	$694	$1,190	$2,554
Income & Growth	$306	$637	$1,093	$2,358
Mid-Cap Growth	$331	$712	$1,220	$2,615
Quality Small-Cap	$341	$742	$1,270	$2,716
Small-Cap Growth	$356	$788	$1,345	$2,866
Small-Cap Sustainable Growth	$363	$807	$1,378	$2,930
Small-Cap Value	$338	$733	$1,255	$2,686
Small-Mid Cap	$341	$742	$1,270	$2,716
Strategic Growth	$316	$667	$1,144	$2,462
Value Opportunities	$316	$667	$1,144	$2,462

You would pay the following expenses if you did not redeem your shares:

Fund	1 year	3 years	5 years	10 years
All-Cap Growth	$240	$739	$1,265	$2,706
Growth & Income	$224	$691	$1,185	$2,544

36	Virtus Mutual Funds

Fund	1 year	3 years	5 years	10 years
Growth Opportunities	$225	$694	$1,190	$2,554
Income & Growth	$206	$637	$1,093	$2,358
Mid-Cap Growth	$231	$712	$1,220	$2,615
Quality Small-Cap	$241	$742	$1,270	$2,716
Small-Cap Growth	$256	$788	$1,345	$2,866
Small-Cap Sustainable Growth	$263	$807	$1,378	$2,930
Small-Cap Value	$238	$733	$1,255	$2,686
Small-Mid Cap	$241	$742	$1,270	$1,735
Strategic Growth	$216	$667	$1,144	$2,462
Value Opportunities	$216	$667	$1,144	$2,462

Note: The example does not include the effects of the expense reimbursement obligations of the adviser, if any; therefore your actual expenses may be lower than those shown.

Class I Shares

	Growth & Income		Growth Opportunities		Mid-Cap Growth		Quality Small-Cap		Small-Cap Sustainable Growth		Small-Mid Cap		Strategic Growth		Value Opportunities
Management Fees	0.75%		0.75%		0.80%		0.90%		0.90%		0.85%		0.70%		0.75%
Distribution and Shareholder Servicing (12b-1) Fees(q)	None		None		None		None		None		None		None		None
Other Expenses	0.46%	(t)	0.47%	(r)(t)	0.48%	(t)	0.52%		0.70%		0.53%	(t)	0.43%	(t)	0.38%	(r)(t)

Total Annual Fund Operating Expenses	1.21%	(s)(t)	1.22%	(s)(t)	1.28%	(s)(t)	1.42%	(s)	1.60%	(s)	1.38%	(t)	1.13%	(t)	1.13%	(s)(t)

(q) Distribution and Shareholder Servicing (12b-1) Fees represent an asset-based sales charge that, for a long-term shareholder, over time may be higher than the maximum front-end sales charge permitted by the FINRA.

(r) Class I Shares have been in existence only since June 6, 2008; therefore expense information for Class I Shares is estimated.

(s) The funds’ investment adviser has voluntarily agreed to limit the total operating expenses (excluding interest, taxes and extraordinary expenses) of certain of the funds as indicated below. Following expiration of the periods specified in the table, the adviser may discontinue any reimbursement arrangements. The adviser may recapture operating expenses reimbursements under these arrangements and made subsequent to August 23, 2007, for a period of three years following the end of the fiscal year in which such reimbursements occurred.

Fund Name	Class I Expense Cap	Expiration Date	Actual Total Annual Fund Expenses After Reimbursement	Actual Total Annual Fund Expenses After Reimbursement Excluding Extraordinary Expenses
Growth & Income Fund	1.00%	December 31, 2008	1.19%	1.00%
Growth Opportunities Fund	1.00%	May discontinue at any time	N/A	N/A
Mid-Cap Growth Fund	1.20%	May discontinue at any time	1.40%	1.20%
Quality Small-Cap Fund	1.15%	May discontinue at any time	1.25%	1.25%
Small-Cap Sustainable Growth Fund	1.15%	May discontinue at any time	1.30%	1.20%
Value Opportunities Fund	1.10%	May discontinue at any time	N/A	N/A

(t) Restated to reflect current fee structure.

Virtus Mutual Funds	37

Example

This example is intended to help you compare the cost of investing in a fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in Class I Shares of a fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Fund	1 year	3 years	5 years	10 years
Growth & Income	$123	$384	$665	$1,466
Growth Opportunities	$125	$394	$691	$1,568
Mid-Cap Growth	$130	$406	$702	$1,545
Quality Small-Cap	$145	$451	$779	$1,707
Small-Cap Sustainable Growth	$163	$505	$870	$1,899
Small-Mid Cap	$140	$437	$755	$1,657
Strategic Growth	$115	$359	$622	$1,375
Value Opportunities	$115	$359	$622	$1,375

Note: The example does not include the effects of the expense reimbursement obligations of the adviser, if any; therefore your actual expenses may be lower then those shown.

38	Virtus Mutual Funds

Additional Investment Techniques

In addition to the Principal Investment Strategies and Related Risks, each of the funds may engage in additional investment techniques that present additional risks to a fund as indicated in the chart and described below. Many of the additional investment techniques that a fund may use, as well as other investment techniques that are relied upon to a lesser degree, are more fully described in the Statement of Additional Information.

Risks For One Or More Funds	All- Cap Growth Fund	Growth & Income Fund	Growth Opportunities Fund	Income & Growth Fund	Mid- Cap Growth Fund	Quality Small-Cap Fund	Small- Cap Growth Fund	Small- Cap Sustainable Growth Fund	Small- Cap Value Fund	Small- Mid Cap Fund	Strategic Growth Fund	Value Opportunities Fund
Borrowing		X	X		X	X		X	X	X
Debt Securities		X	X		X						X	X
Depositary Receipts	X		X		X	X	X	X	X
Derivatives			X		X						X	X
Financial Futures & Related Options		X							X
Foreign Securities		X	X		X	X		X	X	X	X
Forward Foreign Currency Exchange Contracts				X
High Yield High Risk (Junk Bond) Securities												X
Illiquid and Restricted Securities	X	X	X		X	X	X	X	X	X
Initial Public Offerings (IPOs)	X				X		X
Large Company							X
Loan Participations				X
Mortgage- and Asset-Backed Securities											X
Mutual Fund Investing		X	X			X		X	X	X
Preferred Stocks												X
Private Placements
Securities Lending	X	X	X	X	X	X	X	X	X	X	X	X
Short-Term Instruments		X		X	X	X		X	X	X	X
Small and Medium Company												X
Special Situations	X						X
U.S. and Foreign Government Securities										X		X
Unrated Fixed Income Securities			X	X	X					X		X
Variable and Floating Rate Securities			X
When-Issued and Delayed-Delivery Securities	X			X			X
Zero Coupon and Deferred Coupon Bonds				X

Virtus Mutual Funds	39

Borrowing

The fund may obtain fixed interest rate loans in amounts up to one third the value of its net assets and invest the loan proceeds in other assets. If the securities purchased with such borrowed money decrease in value or do not increase enough to cover interest and other borrowing costs, the fund will suffer greater losses than if no borrowing took place.

Debt Securities

The fund may invest in nonconvertible or convertible debt securities of U.S. and foreign (non-U.S.) issuers including corporate notes, bonds and debentures that are rated within the three highest rating categories at the time of investment, or if unrated, are deemed by the respective subadviser to be of comparable quality. Generally, if interest rates rise, the value of debt securities will fall. Credit risk for debt obligations generally increases as the rating declines. Securities with lower credit ratings have a greater chance of principal and interest payment default. Debt obligations with longer maturities may be subject to price fluctuations due to interest rates, tax laws and other general market factors. Credit risk is determined at the date of investment. If the rating declines after the date of purchase, the fund is not obligated to sell the security. In addition, debt securities convertible into common stocks may have higher yields than common stocks but lower yields than comparable nonconvertible securities.

In addition to credit and interest rate risk, investing in debt securities carries certain other risks, including:

Redemption Risk—Debt securities sometime contain provisions that allow for redemption in the event of tax or security law changes, in addition to call features at the option of the issuer. In the event of a redemption, the fund may not be able to reinvest the proceeds at comparable rates of return. If a convertible debt security is called for redemption, the funds may have to redeem the security, convert it into common stock or sell it to a third party at a price and time that is not beneficial for the funds.

Limited Voting Rights—Debt securities typically do not provide any voting rights, except in cases when interest payments have not been made and the issuer is in default.

Liquidity—Certain debt securities may be substantially less liquid than many other securities such as U.S. Government securities or common stocks.

Depositary Receipts

The fund may invest in American Depositary Receipts (ADRs) sponsored by U.S. banks, European Depositary Receipts (EDRs) and ADRs not sponsored by U.S. banks. While investment in ADRs and EDRs may eliminate some of the risk associated with foreign investments, it does not eliminate all the risks inherent in investing in securities of foreign issuers. EDRs and ADRs which are not sponsored by U.S. banks are subject to the same investment risks as foreign securities.

Derivatives

Each of the funds may enter into derivative transactions (contracts whose value is derived from the value of an underlying asset, index or rate) including futures, options, non-deliverable forwards, forward foreign currency exchange contracts and swap agreements. The funds may use derivatives to hedge against factors that affect the value of their investments such as interest rates and foreign currency exchange rates. The funds may also utilize derivatives as part of their overall investment technique to gain or lessen exposure to various securities, markets and currencies.

Derivatives typically involve greater risks than traditional investments. It is generally more difficult to ascertain the risk of, and to properly value, derivative contracts. Derivative contracts are usually less liquid than traditional securities and are subject to counterparty risk (the risk that the other party to the contract will default or otherwise not be able to perform its contractual obligations). In addition, some derivatives transactions may involve potentially unlimited losses. Derivatives contracts entered into for hedging purposes may also subject the fund to losses if the contracts do not correlate with the assets, index or rates they were designed to hedge. Gains and losses derived from hedging transactions are, therefore, more dependent upon the adviser’s or subadviser’s ability to correctly predict the movement of the underlying asset prices, indexes or rates.

Financial Futures and Related Options

The funds may use financial futures contracts and related options for hedging purposes. Futures and options involve market risk in excess of their value and may not be as liquid as other securities.

40	Virtus Mutual Funds

Foreign Securities

Investments in non-U.S. companies involve additional risks and conditions, including differences in accounting standards, generally higher commission rates, differences in transaction settlement systems, political instability, and the possibility of confiscatory or expropriation taxes. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments, may negatively impact the fund’s portfolio. Dividends and other income payable on foreign securities may also be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Foreign markets and currencies may not function as well as U.S. markets.

Risks associated with foreign investments may be intensified in emerging market countries. Developing countries and companies doing business in such countries may not have the same range of opportunities and have more obstacles to financial success than their counterparts in developed nations.

Forward Foreign Currency Exchange Contracts

The fund may invest in forward foreign currency exchange contracts. Such contracts may limit potential exchange rate gains, may incur higher transaction costs and may not protect the fund against future currency exchange fluctuation as anticipated by the investment adviser or subadviser.

High Yield High Risk (Junk Bond) Securities

High yield-high risk fixed income securities entail greater price volatility and credit and interest rate risk than investment-grade securities. Analysis of the creditworthiness of high yield-high risk fixed income issuers is more complex than for higher-rated securities, making it more difficult for the subadviser to accurately predict risk. There is a greater risk with high yield-high risk fixed income securities that an issuer will not be able to make principal and interest payments when due. If the fund pursues missed payments, there is a risk that fund expenses could increase. In addition, lower-rated securities may not trade as often and may be less liquid than higher-rated securities.

Illiquid and Restricted Securities

The fund may invest in illiquid and restricted securities. Illiquid and restricted securities may include repurchase agreements with maturities of greater than seven days. Illiquid and restricted securities may be difficult to sell or may be sold only pursuant to certain legal restrictions. Difficulty in selling securities may result in a loss to a fund or entail expenses not normally associated with the sale of a security.

Initial Public Offerings (IPOs)

The fund may invest in IPOs, which typically have less available information. Investment returns from IPOs may be highly volatile, may be subject to varying patterns of trading volume and these securities may, at times, be difficult to sell. In addition, from time to time, the funds may purchase IPOs and then immediately sell them. This practice will increase portfolio turnover rates and increase costs to the fund, affect fund performance, and may increase capital gain distributions, resulting in greater tax liability to you.

Large Market Capitalization Companies

The fund may invest in securities with large market capitalizations. Companies with large market capitalizations go in and out of favor based on market and economic conditions. Larger companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the fund’s value may not rise as much as the value of funds that emphasize companies with smaller market capitalizations.

Loan Participations

The fund may invest in loan participations. A loan participation agreement involves the purchase of a share of a loan made by a bank to a company in return for a corresponding share of borrower’s principal and interest payments. The principal credit risk associated with acquiring loan participation interests is the credit risk associated with the underlying corporate borrower. There is also a risk that there may not be a readily available market for loan participation interests and, in some cases, this could result in the fund disposing of such securities at a substantial discount from face value or holding such securities until maturity.

Virtus Mutual Funds	41

Mortgage- and Asset-Backed Securities

Early payoffs on the underlying loans in mortgage-backed and asset-backed securities may result in the fund receiving less income than originally anticipated. The variability in prepayments will tend to limit price gains when interest rates drop and exaggerate price declines when interest rates rise. In the event of high prepayments, the fund may be required to invest proceeds at lower interest rates, causing the fund to earn less than if the prepayments had not occurred.

Mutual Fund Investing

The fund may invest in shares of other mutual funds. Assets invested in other mutual funds incur a layering of expenses, including operating costs, advisory fees and administrative fees that you, as a shareholder in the fund, indirectly bear.

Preferred Stocks

Preferred stocks involve credit risk, which is the risk that a preferred stock will decline in price, or fail to pay dividends when expected, because the issuer experiences a decline in its financial status. In addition to credit risk, investment in preferred stocks involves certain other risks, including skipping or deferring distributions, and redemption in the event of certain legal or tax changes or at the issuer’s call. Preferred stocks are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments. Preferred stocks may be significantly less liquid than many other securities, such as U.S. Government securities, corporate debt or common stock.

Private Placements

The fund may purchase securities which have been privately issued to qualified institutional investors under special rules adopted by the Securities and Exchange Commission (“SEC”). Such securities may offer higher yields than comparable publicly traded securities. Privately issued securities ordinarily can be sold by the fund in secondary market transactions to certain qualified investors pursuant to rules established by the SEC or in privately negotiated transactions to a limited number of purchasers. Therefore, sales of such securities by the fund may involve significant delays and expense.

Securities Lending

The fund may loan portfolio securities with a value up to one-third of its total assets to increase investment returns. If the borrower is unwilling or unable to return the borrowed securities when due, the fund can suffer losses.

Short-Term Instruments

The fund may invest in short-term securities, including money market instruments, repurchase agreements, bank certificates of deposit and bankers’ acceptances. Default or insolvency of the other party to a repurchase agreement presents a risk to the funds.

Small and Medium Market Capitalization Companies

The fund may invest in issuers having small or medium market capitalizations. Companies with smaller market capitalizations are often companies with a limited operating history or companies in industries that have recently emerged due to cultural, economic, regulatory or technological developments. Such developments can have a significant impact or negative effect on small and medium market capitalization companies and their stock performance and can make investment returns highly volatile. Product lines are often less diversified and more susceptible to competitive threats. Smaller market capitalization stocks are subject to varying patterns of trading volume and may, at times, be difficult to sell.

Special Situations

The fund may invest in special situations. Special situations are created by developments, such as liquidations, reorganizations technological breakthroughs and new management, that apply solely to a particular company. Special situations may involve greater risks than ordinary investment securities. The companies involved often are smaller, unseasoned companies and the securities may not perform as the subadviser expects. Analysis of special situations is more complex than for ordinary investments, making it more difficult for the subadviser to accurately predict risk and return.

42	Virtus Mutual Funds

U.S and Foreign Government Securities

The fund may invest in Treasury bills, notes and bonds issued by the U.S. Government, its agencies and instrumentalities, and securities issued by foreign governments and supranational agencies (such as the World Bank). Not all government securities are backed by the full faith and credit of the issuing country, including the United States, but rather are the obligation solely of the entity through which they are issued.

Unrated Securities

The fund may invest in unrated securities. Unrated securities may not be lower in quality than rated securities, but due to their perceived risk they may not have as broad a market as rated securities. Analysis of unrated securities is more complex than for rated securities, making it more difficult for the adviser or subadviser to accurately predict risk.

Variable and Floating Rate and Variable Amount Securities

The fund may invest in securities with variable and floating rates or variable amount securities. These securities are more susceptible to interest rate fluctuations and it is more difficult for the subadviser to assess their potential return.

When-Issued and Delayed-Delivery Securities

The fund may purchase securities on a when-issued or delayed-delivery basis. The value of the security on settlement date may be more or less than the price paid as a result of changes in interest rates and market conditions. If the value on settlement date is less, the value of your shares may decline.

Zero Coupon and Deferred Coupon Bonds

The fund may invest in debt obligations that do not make any interest payments for a specified period of time (zero coupon or deferred coupon bonds). The market prices of these bonds generally are more volatile than the market prices of securities that pay interest on a regular basis. Since the fund will not receive cash payments earned on these securities on a current basis, the fund may be required to make distributions from other sources. This may result in higher portfolio turnover rates and the sale of securities at a time that is less favorable.

The funds may buy other types of securities or employ other portfolio management techniques. Please refer to the Statement of Additional Information for more detailed information about these and other investment techniques of the funds.

Management of the Funds

The Adviser

Virtus Investment Advisers, Inc. (“VIA”) is the investment adviser to each fund and is located at 56 Prospect Street, Hartford, CT 06115. VIA acts as the investment adviser for over 50 mutual funds and as adviser to institutional clients. As of March 31, 2008, VIA had approximately $1.6 billion in assets under management. VIA has acted as an investment adviser for over 70 years.

Subject to the direction of the fund’s Board of Trustees, VIA is responsible for managing each fund’s investment program and for the general operations of the funds, including oversight of each fund’s subadviser, and for certain of the funds, recommending its hiring, termination and replacement. VIA is responsible for the day-to-day portfolio management of the Balanced Fund (equity portion), Growth & Income Fund and the Income & Growth Fund (equity portion).

VIA has appointed and oversees the activities of each of the subadvisers for the funds as follows. Each subadviser manages the investments of that fund.

Fund	Subadviser
All-Cap Growth Fund	Engemann Asset Management, Inc. (“Engemann”)
Growth Opportunities Fund	Turner Investment Partners, Inc.

Virtus Mutual Funds	43

Fund	Subadviser
Income & Growth Fund (fixed income portion)	Goodwin Capital Advisers, Inc
Mid-Cap Growth Fund	Harris Investment Management, Inc.
Quality Small-Cap Fund	Kayne Anderson Rudnick Investment Management, LLC (“Kayne”)
Small-Cap Growth Fund	Engemann
Small-Cap Sustainable Growth Fund	Kayne
Small-Cap Value Fund	Euclid Advisors LLC
Small-Mid Cap Fund	Kayne
Strategic Growth Fund	SCM Advisors LLC
Value Opportunities Fund	Acadian Asset Management LLC

Each fund pays VIA an investment management fee that is accrued daily against the value of the fund’s net assets at the following annual rates:

Management Fees

Small-Mid Cap Fund	0.85%

	First $50 million	Next $450 million	Over $500 million
All-Cap Growth Fund	0.90%	0.80%	0.70%
Small-Cap Growth Fund	1.00%	0.90%	0.80%

	First $400 million	$400+ million through $1billion	$1+ billion
Quality Small-Cap Fund	0.90%	0.85%	0.80%
Small-Cap Sustainable Growth Fund	0.90%	0.85%	0.80%

	First $500 million	Over $500 million
Mid-Cap Growth Fund	0.80%	0.70%

	First $1 billion	$1+ billion through $2 billion	$2+ billion
Growth & Income Fund	0.75%	0.70%	0.65%
Growth Opportunities Fund	0.75%	0.70%	0.65%
Income & Growth Fund	0.70%	0.65%	0.60%
Small-Cap Value Fund	0.90%	0.85%	0.80%
Strategic Growth Fund	0.70%	0.65%	0.60%
Value Opportunities Fund	0.75%	0.70%	0.65%

44	Virtus Mutual Funds

VIA has voluntarily agreed to limit the total operating expenses (excluding interest, taxes and extraordinary expenses) of certain of the funds so that such expenses do not exceed, on an annualized basis, the amounts indicated in the following table.

	Class A	Class B	Class C	Class I	Through Date
Growth & Income Fund	1.25%	2.00%	2.00%	1.00%	December 31, 2008
Growth Opportunities Fund	1.25%	N/A	2.00%	1.00%	May discontinue at any time
Mid-Cap Growth Fund	1.45%	2.20%	2.20%	1.20%	May discontinue at any time
Quality Small-Cap Fund	1.40%	N/A	2.15%	1.15%	May discontinue at any time
Small-Cap Sustainable Growth Fund	1.40%	N/A	2.15%	1.15%	May discontinue at any time
Small-Cap Value Fund	1.40%	2.15%	2.15%	N/A	May discontinue at any time
Value Opportunities Fund	1.35%	N/A	2.10%	1.10%	May discontinue at any time

The adviser may discontinue these reimbursement arrangements at any time. The adviser may recapture operating expenses reimbursed under these (and previous) arrangements made subsequent to August 23, 2007, for a period of three years following the end of the fiscal year in which such reimbursements occurred.

The Subadvisers

Acadian Asset Management LLC (“Acadian”) is located at One Post Office Square, 20th Floor, Boston, MA 02109. Acadian is a subsidiary of Old Mutual Asset Managers (US) LLC (“OMAM”), which is an indirectly wholly owned subsidiary of Old Mutual plc, a UK-listed financial services company. Acadian acts as adviser to institutions and individuals. As of March 31, 2008, Acadian had approximately $76 billion in assets under management. Acadian has been an investment adviser since 1986.

Engemann Asset Management, Inc. (“Engemann”), an affiliate of VIA, is located at 2 North Lake Avenue, Pasadena, CA 91101. Engemann acts as subadviser to two mutual funds and as adviser to institutional clients. As of March 31, 2008, Engemann had approximately $317.6 million in assets under management. Engemann has been an investment adviser since 1969.

Euclid Advisors LLC (“Euclid”), an affiliate of VIA, is located at 900 Third Avenue, New York, NY 10022. Euclid serves as subadviser to one mutual fund and may act as investment adviser for other accounts. As of March 31, 2008, Euclid had approximately $118.7 million in assets under management.

Goodwin Capital Advisers, Inc. (“Goodwin”) is located at 56 Prospect Street, Hartford, CT 06115. Goodwin acts as subadviser for 11 mutual funds and manages fixed income assets for individuals and institutions. As of March 31, 2008, Goodwin had approximately $17.4 billion in assets under management.

Harris Investment Management, Inc. (“Harris”) is located at 190 South LaSalle Street, 4th Floor, P.O. Box 755, Chicago, IL 60690. Harris has been an investment adviser since 1989. Harris is a wholly-owned subsidiary of Harris Bankcorp, Inc., which is wholly-owned by Harris Financial Corp. Harris Financial Corp. is wholly-owned by Bank of Montreal, a publicly traded Canadian banking institution. As of March 31, 2008, Harris had approximately $14.2 billion in assets under management.

Kayne Anderson Rudnick Investment Management, LLC (“Kayne”), an affiliate of VIA, is located at 1800 Avenue of the Stars, 2nd Floor, Los Angeles, CA 90067. Kayne acts as subadviser to three mutual funds and as investment adviser to institutions and individuals. As of March 31, 2008, Kayne had approximately $4.5 billion in assets under management.

SCM Advisors LLC (“SCM Advisors”), an affiliate of VIA, is located at 909 Montgomery Street, San Francisco, CA 94133. SCM Advisors acts as subadviser to five mutual funds and as investment adviser to institutions and individuals. As of March 31, 2008, SCM Advisors had approximately $5.6 billion in assets under management. SCM Advisors has been an investment adviser since 1989.

Virtus Mutual Funds	45

Turner Investment Partners, Inc. (“Turner”) is located at 1205 Westlakes Drive, Suite 100, Berwyn, PA 19312. Turner is a professional investment management firm founded in March 1990. Turner has provided investment advisory services to investment companies since 1992. As of March 31, 2008, Turner had approximately $25.9 billion in assets under management.

VIA pays each subadviser a subadvisory fee which is calculated on the fund’s average daily net assets at the following annual rates:

	First $166 million	Excess Over $166 million
Small-Cap Value Fund	0.10%	0.40%

	First $400 million	$400+ million through $1 billion	$1+ billion
Quality Small-Cap Fund	0.45%	0.425%	0.40%
Small-Cap Sustainable Growth Fund	0.45%	0.425%	0.40%

	First $1 billion	$1+ billion through $2 billion	$2+ billion
Growth Opportunities Fund	0.375%	0.35%	0.325%

All-Cap Growth Fund	50% of gross investment management fee
Income & Growth Fund	50% of gross investment management fee
Mid-Cap Growth Fund	50% of gross investment management fee as calculated on the assets managed by the subadviser
Small-Cap Growth Fund	50% of gross investment management fee
Small-Mid Cap Fund	0.425%
Strategic Growth Fund	50% of gross investment management fee
Value Opportunities Fund	50% of gross investment management fee

A discussion regarding the basis for the Board of Trustees approving the advisory and subadvisory agreements for the Value Opportunities Fund is available in the fund’s semiannual report covering the period July 1, 2007 through December 31, 2007. A discussion regarding the basis for the Board of Trustees approving the investment advisory and subadvisory agreements of all the other funds is available in those funds’ annual reports covering the period July 1, 2007 through March 31, 2008.

The funds and VIA have received an exemptive order from the Securities and Exchange Commission that permits VIA, subject to certain conditions, and without the approval of shareholders to: (a) employ a new unaffiliated subadviser for a fund pursuant to the terms of a new subadvisory agreement, in each case either as a replacement for an existing subadviser or as an additional subadviser; (b) change the terms of any subadvisory agreement; and (c) continue the employment of an existing subadviser on the same subadvisory agreement terms where an agreement has been assigned because of a change in control of the subadviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the new subadviser that normally is provided in a proxy statement.

Portfolio Management

Acadian

A team of investment professionals manages the Value Opportunities Fund’s portfolio and each team member is jointly and primarily responsible for the day-to-day management of the fund’s portfolio.

Brendan O. Bradley. Mr. Bradley has served on the fund’s portfolio management team since July 2005. He is a Senior Vice President and a senior member of the investment research team. He also manages the Virtus Worldwide Strategies Fund

46	Virtus Mutual Funds

(international portion). Prior to joining Acadian in 2004, Mr. Bradley was a Vice President at Upstream Technologies (2002-2004), where he designed and implemented quantitative investment management systems and strategies. His professional background also includes work as a research analyst and consultant at Samuelson Portfolio Strategies (1999-2002).

John R. Chisholm, CFA. Mr. Chisholm has served on the fund’s portfolio management team since July 2005. He is Co-Chief Investment Officer and Executive Vice President of Acadian. Mr. Chisholm has been affiliated with Acadian since 1984, first in a consulting capacity (1984-1987), as a quantitative research analyst (1987-1989), and as a portfolio manager (since 1989). He became Co-Chief Investment Officer in 1997.

Matthew J. Cohen, CFA. Mr. Cohen has served on the fund’s portfolio management team since July 2005. He is a Senior Vice President and Portfolio Manager of Acadian. Mr. Cohen specializes in quantitative equity valuation techniques and manages the processes and data that drive Acadian’s investment approach. Prior to joining Acadian in 1994, he worked as a senior systems analyst and project manager for Digital Equipment Corporation.

Raymond F. Mui. Mr. Mui has served on the fund’s portfolio management team since July 2005. He is a Senior Vice President specializing in multi-factor equity valuation frameworks and the development of investment strategies for both the developed and emerging equity markets. Prior to joining Acadian in 1991, Mr. Mui was a member of the senior technical staff at Hughes Aircraft, where he developed prototypes of command, communications and information systems.

Brian K. Wolahan, CFA. Mr. Wolahan has served on the fund’s portfolio management team since July 2005. He is a Senior Portfolio Manager and Director of Alternative Strategies. Before joining Acadian in 1990, Mr. Wolahan worked in the Systems Planning Group at Bank of New England, and as a Senior Systems Analyst at Mars Incorporated with responsibilities for Corporate Systems.

Engemann

Douglas Couden, CFA. Mr. Couden has served as portfolio manager for the All-Cap Growth Fund since June 2006 and for the Small-Cap Growth Fund since September 2008 and is primarily responsible for the day-to-day management of the funds’ portfolios. He also serves as portfolio manager for the Phoenix Strategic Growth Fund. Mr. Couden is a Senior Portfolio Manager at Engemann (since June 2006) and Senior Portfolio Manager and Director of Equity at SCM Advisors, LLC, an affiliate of Engemann. Prior to joining SCM Advisors in 1996, he was a business analyst with PaineWebber, Inc. Mr. Couden has 14 years of investment experience.

Euclid

Carlton Neel and David Dickerson manage the Small-Cap Value Fund’s portfolio (since 2003) and are jointly and primarily responsible for the day-to-day management of the fund’s investments.

Mr. Neel is a Senior Vice President of VIA, Euclid and Zweig Advisers, LLC (“Zweig”). As well as lead Portfolio Manager of the fund, he also serves as Portfolio Manager for The Zweig Fund, Inc., The Zweig Total Return Fund, Inc., two closed-end funds managed by Zweig. For the period from July 2002 until returning to Euclid and Zweig in April 2003, Mr. Neel co-founded and managed a hedge fund based on a market neutral strategy. While previously employed by Zweig from 1995 until July 2002, Mr. Neel served as Senior Portfolio Manager for a number of the former Phoenix-Zweig mutual funds.

Mr. Dickerson is a Senior Vice President of VIA, Euclid and Zweig. As well as Portfolio Manager of the fund, he also serves as Portfolio Manager for The Zweig Fund, Inc. and The Zweig Total Return Fund, Inc., two closed-end funds managed by Zweig. For the period from July 2002 until returning to Euclid and Zweig in April 2003, Mr. Dickerson, along with Mr. Neel, co-founded and managed a hedge fund based on a market neutral strategy. While previously employed by Zweig from 1993 until July 2002, Mr. Dickerson served as Assistant Portfolio Manager for a number of the former Phoenix-Zweig mutual funds.

Goodwin

David L. Albrycht, CFA makes the investment and trading decisions for the fixed income portion of the Income & Growth Fund’s portfolio. Mr. Albrycht has served as portfolio manager of the fixed income portion of the fund since 1997. He also serves as the senior portfolio manager for the Virtus Balanced Fund (fixed income portion), the Virtus Multi-Sector Fixed Income Fund, the

Virtus Mutual Funds	47

Virtus Multi-Sector Short Term Bond Fund and the Virtus Senior Floating Rate Fund. He is a Senior Managing Director, Fixed Income, of Goodwin. Previously, he was associated with VIA, formerly an affiliate of Goodwin, and has managed fixed income portfolios since 1992. Mr. Albrycht joined VIA in 1981 and since then has held positions of increasing responsibility.

Harris

The following individuals are the members of the team of equity investment professionals jointly and primarily responsible for the day-to-day management of the Mid-Cap Growth Fund.

T. Andrew Janes, JD, CFA. Mr. Janes joined Harris in 1999. He has served as a portfolio manager for the Mid-Cap Growth Fund since June 2006. He is also the lead portfolio manager for the Virtus Capital Growth Fund and a portfolio manager for the Virtus Core Equity Fund and Virtus Value Equity Fund. Mr. Janes has 22 years of portfolio management, investment research and trust administration experience.

C. Thomas Johnson, CFA. Mr. Johnson joined Harris in 1990. He has served as lead manager of the Mid-Cap Growth Fund since January 2008. He is also a portfolio manager for the Virtus Balanced Allocation Fund. Mr. Johnson has 38 years of experience in portfolio management.

Thomas P. Lettenberger, CFA. Mr. Lettenberger was appointed as a manager of the Mid-Cap Growth Fund in February 2008. Prior to joining Harris in 2005, Mr. Lettenberger was a portfolio manager at an asset management firm from 2000 to 2005 with responsibility for institutional and mutual fund accounts. He is also a portfolio manager for the Virtus Disciplined Small-Cap Growth Fund, Virtus Disciplined Small-Cap Opportunity Fund and Virtus Disciplined Small-Cap Value Fund. Mr. Lettenberger has 10 years of investment management experience.

Daniel L. Sido. Mr. Sido has served as a portfolio manager of the Mid-Cap Growth Fund since June 2006. He is also a portfolio manager for the Virtus Capital Growth Fund, Virtus Balanced Allocation Fund, Virtus Core Equity Fund, Virtus Value Equity Fund and Virtus Index Fund. Mr. Sido is a Senior Partner and Portfolio Manager at Harris. Prior to joining Harris in 1994, he was a portfolio manager for a St. Louis investment management company, managing equity and fixed income portfolios. Mr. Sido has 24 years of investment management experience.

Kayne

The following individuals are the members of the team of equity investment professionals jointly and primarily responsible for the day-to-day management of the funds referenced below.

Todd Beiley, CFA. Mr. Beiley is a Co-Portfolio Manager of the Small-Cap Sustainable Growth Fund (since 2008). Mr. Beiley is a Senior Research Analyst with primary research responsibilities for the small- and mid-capitalization health-care sector. Before joining Kayne in 2002, Mr. Beiley was an associate analyst in equity research at Prudential Securities. He has over nine years of investment industry experience.

Sandi Gleason, CFA. Ms. Gleason is a Co-Portfolio Manager of the Quality Small-Cap Fund (since inception in June 2006), the Virtus Small-Cap Sustainable Growth Fund (since inception in June 2006) and the Small-Mid Cap Fund (since 1998). Ms. Gleason is a portfolio manager for the Small- and Mid-Cap Equity Portfolios (since 1998). Before joining Kayne in 1993, Ms. Gleason was a senior consultant with Peterson Consulting Limited Partnership, a national litigation-consulting firm. She has over 12 years of investment industry experience.

Julie Kutasov, CFA. Ms. Kutasov is a Co-Portfolio Manager of the Quality Small-Cap Fund (since 2008). Ms. Kusatov is a Senior Research Analyst with primary research responsibilities for the small- and mid-capitalization financials sector. Before joining Kayne in 2001, Ms. Kusatov worked in the investment management group at Goldman Sachs. She has approximately seven years of investment industry experience.

Robert Schwarzkopf, CFA. Mr. Schwarzkopf is a Co-Portfolio Manager of the Quality Small-Cap Fund (since inception in June 2006), the Small-Cap Sustainable Growth Fund (since inception in June 2006) and the Small-Mid Cap Fund (since 1998). Mr. Schwarzkopf is Chief Investment Officer (since 2007), a portfolio manager for the Small- and Mid-Cap Equity Portfolios

48	Virtus Mutual Funds

(since 1992), and a member of the Executive Management Committee. Before joining Kayne in 1991, Mr. Schwarzkopf was a member of the Investment Policy Committee at the Pilgrim Group of Mutual Funds and portfolio manager for Pilgrim Regional Bankshares. He has approximately 26 years of investment industry experience.

Craig Stone. Mr. Stone is a Co-Portfolio manager of the Small-Mid Cap Fund (since 2008). Mr. Stone is a Senior Research Analyst with primary research responsibilities for the small- and mid-capitalization capital goods and energy sectors. Before joining Kayne in 2000, Mr. Stone was a Portfolio Manager at Doheny Asset Management. He has approximately 19 years of investment experience.

Phoenix

Steven L. Colton manages the Growth & Income Fund’s portfolio (since 1997) and the equity portion of the Income & Growth Fund portfolio (since 1997) and has overall responsibility for the day-to-day management of each fund’s investments. Mr. Colton also serves as portfolio manager for the Virtus Balanced Fund (equity portion) (since 1999), Virtus Worldwide Strategies Fund (domestic portion). Mr. Colton is a Senior Vice President and Senior Portfolio Manager of VIA (since June 2006) and was Senior Vice President and Senior Portfolio Manager of Engemann Asset Management (“Engemann”), an affiliate of VIA (January 2005 to October 2006). Prior to joining Engemann, Mr. Colton was Managing Director, Senior Portfolio Manager of VIA (1997-2005).

SCM Advisors

Douglas Couden, CFA, manages the Strategic Growth Fund and is primarily responsible for the day-to-day management of the fund’s portfolio. Mr. Couden has served on the fund’s portfolio management team since 2005. Mr. Couden is a Senior Portfolio Manager and Director of Equity at SCM Advisors. Prior to joining SCM Advisors in 1996, he was a business analyst with PaineWebber, Inc. Mr. Couden has 14 years of investment experience.

Turner

The Growth Opportunities Fund is managed by a team led by Robert E. Turner, CFA, with co-managers Mark Turner, Heather Flick McMeekin, CFA and Robb J. Parlanti, CFA.

Heather Flick McMeekin has served on the fund’s portfolio management team since July 2007. She is a Portfolio Manager/Security Analyst and joined Turner in 2001. Prior to joining Turner, Ms. McMeekin was employed with USB Paine Webber and Donaldson, Lufkin & Jenrette. She has 13 years of investment experience.

Robb Parlanti has served on the fund’s portfolio management team since its inception in May 2006 and previously served on the portfolio management team of the Turner Strategic Growth Fund (the Predecessor Fund). He is Senior Portfolio Manager/Security Analyst and joined Turner in 1993. Prior to 1993, Mr. Parlanti was Assistant Vice-President and Portfolio Manager at PNC Bank. He has 21 years of investment experience.

Mark Turner has served on the portfolio management team of the fund since its inception in May 2006 and previously served on the portfolio management team of the Turner Strategic Growth Fund (the Predecessor Fund). He is Vice Chairman, Senior Portfolio Manager/Security Analyst at Turner, and co-founded the firm in 1990. Prior to 1990, Mr. Turner was Vice-President and Senior Portfolio Manager with First Maryland Asset Management. He has 26 years of investment experience.

Robert Turner has led the portfolio management team of the fund since its inception in May 2006 and previously served on the portfolio management team of the Turner Strategic Growth Fund (the Predecessor Fund). He is Chairman and Chief Investment Officer of Turner, and founded Turner in 1990. Prior to his current position, Mr. Turner was Senior Investment Manager with Meridian Investment Company. He has 27 years of investment experience.

Please refer to the Statement of Additional Information for additional information about the funds’ portfolio managers, including the structure of and method of computing compensation, other accounts they manage and their ownership of shares of the funds.

Virtus Mutual Funds	49

Pricing of Fund Shares

How is the Share Price determined?

Each fund calculates a share price for each class of its shares. The share price for each class is based on the net assets of the fund and the number of outstanding shares of that class. In general, each fund calculates a share price for each class by:

•	adding the values of all securities and other assets of the fund;

•	subtracting liabilities; and

•	dividing the result by the total number of outstanding shares of that class.

Assets: Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or, if no closing price is available, at the last bid price. Shares of other investment companies are valued at such companies’ net asset values. Debt securities (other than short-term investments) are valued on the basis of broker quotations or valuations provided by a pricing service, which in determining value utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. As required, some securities and assets are valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees. Other assets, such as accrued interest, accrued dividends and cash are also included in determining a fund’s net asset value.

Liabilities: Accrued liabilities for class-specific expenses (if any), distribution fees, service fees and other liabilities are deducted from the assets of each class. Accrued expenses and liabilities that are not class-specific (such as management fees) are allocated to each class in proportion to each class’s net assets except where an alternative allocation can be more appropriately made.

Net Asset Value: The liabilities allocated to a class are deducted from the proportionate interest of such class in the assets of the applicable fund. The resulting amount for each class is then divided by the number of shares outstanding of that class to produce each class’s net asset value per share.

The net asset value per share (“NAV”) of each class of each fund is determined as of the close of regular trading (normally 4:00 PM eastern time) on days when the New York Stock Exchange (the “NYSE”) is open for trading. A fund will not calculate its net asset value per share class on days when the NYSE is closed for trading. If a fund holds securities that are traded on foreign exchanges that trade on weekends or other holidays when the funds do not price their shares, the net asset value of the fund’s shares may change on days when shareholders will not be able to purchase or redeem the fund’s shares.

How are securities fair valued?

If market quotations are not readily available or where available prices are not reliable, the fund determines a “fair value” for an investment according to policies and procedures approved by the Board of Trustees. The types of assets for which such pricing might be required include: (i) securities whose trading has been suspended; (ii) securities where the trading market is unusually thin or trades have been infrequent; (iii) debt securities that have recently gone into default and for which there is no current market quotation; (iv) a security whose market price is not available from an independent pricing source and for which otherwise reliable quotes are not available; (v) securities of an issuer that has entered into a restructuring; (vi) a security whose price as provided by any pricing source, does not, in the opinion of the adviser/subadviser, reflect the security’s market value; (vii) foreign securities subject to trading collars for which no or limited trading takes place; and (viii) securities where the market quotations are not readily available as a result of “significant” events. This list is not inclusive of all situations that may require a security to be fair valued, nor is it intended to be conclusive in determining whether a specific event requires fair valuation.

The value of any portfolio security held by the fund for which market quotations are not readily available shall be determined in good faith and in a manner that assesses the security’s “fair value” on the valuation date (i.e., the amount that the fund might reasonably expect to receive for the security upon its current sale), based on a consideration of all available facts and all available information, including, but not limited to, the following: (i) the fundamental analytical data relating to the investment; (ii) an evaluation of the forces which influence the market in which these securities are purchased and sold (e.g., the existence of merger proposals or tender offers that might affect the value of the security); (iii) price quotes from dealers and/or pricing services; (iv) an analysis of the issuer’s financial statements; (v) trading volumes on markets, exchanges or among dealers; (vi) recent news about the security or issuer; (vii) changes in interest rates; (viii) information obtained from the issuer, analysts, other financial institutions

50	Virtus Mutual Funds

and/or the appropriate stock exchange (for exchange traded securities); (ix) whether two or more dealers with whom the adviser/subadviser regularly effects trades are willing to purchase or sell the security at comparable prices; (x) other news events or relevant matters; and (xi) government (domestic or foreign) actions or pronouncements.

Certain foreign common stocks may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the fund calculates its net asset value (generally, the close of regular trading on the NYSE) that may impact the value of securities traded in these foreign markets. In such cases, information from an external vendor may be utilized to adjust closing market prices of certain foreign common stocks to reflect their fair value. Because the frequency of significant events is not predictable, fair valuation of certain foreign common stocks may occur on a frequent basis.

The value of a security, as determined using the fund’s fair valuation procedures, may not reflect such security’s market value.

At what price are shares purchased?

All investments received by the funds’ authorized agents prior to the close of regular trading on the NYSE (normally 4:00 PM eastern time) will be executed based on that day’s net asset value. Shares credited to your account from the reinvestment of a fund’s distributions will be in full and fractional shares that are purchased at the closing net asset value on the next business day on which the fund’s net asset value is calculated following the dividend record date.

Sales Charges

What are the classes and how do they differ?

Each fund offers from two to four classes of shares. With the exception of Class I Shares, the shares have different sales and distribution charges. (See “Fund Fees and Expenses” previously in this prospectus.) For certain classes of shares, the funds have adopted distribution and service plans allowed under Rule 12b-1 of the Investment Company Act of 1940, as amended (the “1940 Act”), that authorize the funds to pay distribution and service fees for the sale of their shares and for services provided to shareholders.

What arrangement is best for you?

The different classes of shares permit you to choose the method of purchasing shares that is most beneficial to you. In choosing a class of shares, consider the amount of your investment, the length of time you expect to hold the shares, whether you decide to receive distributions in cash or to reinvest them in additional shares, and any other personal circumstances. Depending upon these considerations, the accumulated distribution and service fees and contingent deferred sales charges of one class of shares may be more or less than the initial sales charge and accumulated distribution and service fees of another class of shares bought at the same time. Because distribution and service fees are paid out of a fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Your financial representative should recommend only those arrangements that are suitable for you based on known information. In certain instances, you may be entitled to a reduction or waiver of sales charges. For instance, you may be entitled to a sales charge discount on Class A Shares if you purchase more than certain breakpoint amounts. You should inform or inquire of your financial representative whether or not you may be entitled to a sales charge discount attributable to your total holdings in a fund or affiliated funds. To determine eligibility for a sales charge discount, you may aggregate all of your accounts (including joint accounts, IRAs, non-IRAs, etc.) and those of your spouse and minor children. The financial representative may request you to provide an account statement or other holdings information to determine your eligibility for a breakpoint and to make certain all involved parties have the necessary data.

Additional information about the classes of shares offered, sales charges, breakpoints and discounts follows in this section and also may be found in the Statement of Additional Information in the section entitled “How to Buy Shares.” This information is available free of charge, and in a clear and prominent format, at the Individual Investors section of the Virtus Mutual Funds’ Web site at VirtusInvestmentPartners.com. Please be sure that you fully understand these choices before investing. If you or your financial representative require additional assistance, you may also contact Mutual Fund Services by calling toll-free (800) 243-1574.

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Class A Shares. If you purchase Class A Shares, you will pay a sales charge at the time of purchase equal to 5.75% of the offering price (6.10% of the amount invested(1)). The sales charge may be reduced or waived under certain conditions. (See “Initial Sales Charge Alternative—Class A Shares” below.) Generally, Class A Shares are not subject to any charges by the funds when redeemed; however, in cases where a finder’s fee has been paid, a 1% contingent deferred sales charge (“CDSC”) may be imposed on redemptions if made within one year of original purchase. The one-year period begins on the last day of the month preceding the month in which the purchase was made. Class A Shares have lower distribution and service fees (0.25%) and pay higher dividends than Class B Shares and Class C Shares.

Class B Shares (All-Cap Growth, Growth & Income, Income & Growth, Mid-Cap Growth, Small-Cap Growth, Small-Cap Value, Small-Mid Cap and Strategic Growth Funds only). If you purchase Class B Shares, you will not pay a sales charge at the time of purchase. If you sell your Class B Shares within the first five years after they are purchased, you will pay a deferred sales charge of up to 5% of your shares’ value. (See “Deferred Sales Charge Alternative—Class B Shares and Class C Shares” below.) This charge declines to 0% over a period of five years and may be waived under certain conditions. Class B Shares have higher distribution and service fees (1.00%) and pay lower dividends than Class A Shares. Class B Shares automatically convert to Class A Shares eight years after purchase. Purchases of Class B Shares may be inappropriate for any investor who may qualify for reduced sales charges of Class A Shares and anyone who is over 85 years of age. The underwriter may decline purchases of Class B Shares in such situations.

Class C Shares. If you purchase Class C Shares, you will not pay a sales charge at the time of purchase. If you sell your Class C Shares within the first year after they are purchased, you will pay a deferred sales charge of 1%. (See “Deferred Sales Charge Alternative—Class B Shares and Class C Shares” below.) Class C Shares have the same distribution and service fees (1.00%) and pay comparable dividends as Class B Shares. Class C Shares do not convert to any other class of shares of the funds, so the higher distribution and service fees paid by Class C Shares continue for the life of the account.

Class I Shares (Growth & Income, Growth Opportunities, Mid-Cap Growth, Quality Small-Cap, Small-Cap Sustainable Growth, Small-Mid Cap, Strategic Growth and Value Opportunities Funds only). Class I Shares are offered primarily to institutional investors, such as pension and profit sharing plans, other employee benefit trusts, endowments, foundations and corporations who purchase at or above the minimum amount; to private clients of, or referred by, the adviser, subadviser and their affiliates; to clients of registered investment advisers who charge an advisory, consulting or other fee for their services; or through certain wrap programs with which the Distributor has an arrangement. If you are eligible to purchase and do purchase Class I Shares, you will pay no sales charge at any time. There are no distribution and service fees applicable to Class I Shares. For additional information about purchasing Class I Shares, please contact Mutual Fund Services by calling (800) 243-1574.

Initial Sales Charge Alternative—Class A Shares

The public offering price of Class A Shares is the net asset value plus a sales charge that varies depending on the size of your purchase. (See “Class A Shares—Reduced Initial Sales Charges” in the Statement of Additional Information.) Shares purchased based on the automatic reinvestment of income dividends or capital gain distributions are not subject to any sales charges. The sales charge is divided between your investment dealer and the funds’ underwriter (Phoenix Equity Planning Corporation, “PEPCO” or “Distributor”).

Sales Charge you may pay to purchase Class A Shares

	Sales Charge as a percentage of
Amount of Transaction at Offering Price	Offering Price	Net Amount Invested
Under $50,000	5.75%	6.10%
$50,000 but under $100,000	4.75	4.99
$100,000 but under $250,000	3.75	3.90
$250,000 but under $500,000	2.75	2.83
$500,000 but under $1,000,000	2.00	2.04
$1,000,000 or more	None	None

(1) Shareholders of the Virtus Growth Opportunities Fund who originally became shareholders through the reorganization of the Turner Strategic Growth Fund on June 9, 2006 are not required to pay a sales load for new purchases of Class A Shares of the Growth Opportunities Fund.

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Class A Sales Charge Reductions and Waivers

Investors may reduce or eliminate sales charges applicable to purchases of Class A Shares through utilization of Combination Purchase Privilege, Letter of Intent, Right of Accumulation, Purchase by Associations or the Account Reinstatement Privilege. These programs are summarized below and are described in greater detail in the Statement of Additional Information. Investors buying Class A Shares on which a finder’s fee has been paid may incur a 1% deferred sales charge if they redeem their shares within one year of purchase.

Combination Purchase Privilege. Your purchase of any class of shares of these funds or any other Virtus Mutual Fund (other than any Virtus money market fund), if made at the same time by the same person, will be added together with any existing Virtus Mutual Fund account values to determine whether the combined sum entitles you to an immediate reduction in sales charges. A “person” is defined in this and the following sections as: (a) any individual, their spouse and minor children purchasing shares for his or their own account (including an IRA account) including his or their own trust; (b) a trustee or other fiduciary purchasing for a single trust, estate or single fiduciary account (even though more than one beneficiary may exist); (c) multiple employer trusts or Section 403(b) plans for the same employer; (d) multiple accounts (up to 200) under a qualified employee benefit plan or administered by a third party administrator; or (e) trust companies, bank trust departments, registered investment advisers, and similar entities placing orders or providing administrative services with respect to accounts over which they exercise discretionary investment authority and which are held in a fiduciary, agency, custodial or similar capacity, provided all shares are held of record in the name, or nominee name, of the entity placing the order.

Letter of Intent. If you sign a Letter of Intent, your purchase of any class of shares of these funds or any other Virtus Mutual Fund (other than any Virtus money market fund), if made by the same person within a 13-month period, will be added together to determine whether you are entitled to an immediate reduction in sales charges. Sales charges are reduced based on the overall amount you indicate that you will buy under the Letter of Intent. The Letter of Intent is a mutually non-binding arrangement between you and the Distributor. Shares worth 5% of the amount of each purchase will be held in escrow (while remaining registered in your name) to secure payment of the higher sales charges applicable to the shares actually purchased in the event the full intended amount is not purchased.

Right of Accumulation. The value of your account(s) in any class of shares of these funds or any other Virtus Mutual Fund (other than any Virtus money market fund) if made over time by the same person, may be added together at the time of each purchase to determine whether the combined sum entitles you to a prospective reduction in sales charges. You must provide certain account information to the Distributor at the time of purchase to exercise this right.

Purchase by Associations. Certain groups or associations may be treated as a “person” and qualify for reduced Class A Share sales charges. The group or association must: (1) have been in existence for at least six months; (2) have a legitimate purpose other than to purchase mutual fund shares at a reduced sales charge; (3) work through an investment dealer; or (4) not be a group whose sole reason for existing is to consist of members who are credit card holders of a particular company, policyholders of an insurance company, customers of a bank or a broker-dealer or clients of an investment adviser.

Account Reinstatement Privilege. Subject to the funds’ policies and procedures regarding market timing, for 180 days after you sell your Class A, Class B or Class C Shares on which you have previously paid a sales charge, you may purchase Class A Shares of any Phoenix Fund at net asset value, with no sales charge, by reinvesting all or part of your proceeds, but not more.

Sales at Net Asset Value. In addition to the programs summarized above, the funds may sell their Class A Shares at net asset value without an initial sales charge to certain types of accounts or account holders, including, but not limited to: trustees of the Phoenix Funds; directors, officers, employees and sales representatives of the adviser, subadviser (if any) or Distributor or a corporate affiliate of the adviser, subadviser or Distributor; private clients of an adviser or subadviser to any of the Virtus Mutual Funds; registered representatives and employees of dealers with which the Distributor has sales agreements; and certain qualified employee benefit plans, endowment funds or foundations. Please see the Statement of Additional Information for more information about qualifying for purchases of Class A Shares at net asset value.

Deferred Sales Charge Alternative—Class B and Class C Shares

Class B Shares and Class C Shares are purchased without an initial sales charge; however, shares sold within a specified time period are subject to a declining CDSC at the rates listed below. The sales charge will be multiplied by the then current market value or the initial cost of the shares being redeemed, whichever is less. No sales charge will be imposed on increases in net asset value or on shares purchased through the reinvestment of income dividends or capital gain distributions. To minimize the sales charge, shares

Virtus Mutual Funds	53

not subject to any charge will be redeemed first, followed by shares held the longest time. To calculate the number of shares owned and time period held, all Class B Shares purchased in any month are considered purchased on the last day of the preceding month, and all Class C Shares are considered purchased on the trade date.

Deferred Sales Charge you may pay to sell Class B Shares

Year	1	2	3	4	5	6+
CDSC	5%	4%	3%	2%	2%	0%

Deferred Sales Charge you may pay to sell Class C Shares

Year	1	2+
CDSC	1%	0%

Compensation to Dealers

Dealers with whom the Distributor has entered into sales agreements receive a discount or commission on Class A Shares as described below.

Amount of Transaction at Offering Price	Sales Charge as a Percentage of Offering Price	Sales Charge as a Percentage of Amount Invested	Dealer Discount as a Percentage of Offering Price
Under $50,000	5.75%	6.10%	5.00%
$50,000 but under $100,000	4.75	4.99	4.25
$100,000 but under $250,000	3.75	3.90	3.25
$250,000 but under $500,000	2.75	2.83	2.25
$500,000 but under $1,000,000	2.00	2.04	1.75
$1,000,000 or more	None	None	None

In addition to the dealer discount on purchases of Class A Shares, the Distributor intends to pay investment dealers a sales commission of 4% of the sale price of Class B Shares and a sales commission of 1% of the sale price of Class C Shares sold by such dealers. (This sales commission will not be paid to dealers for sales of Class B Shares or Class C Shares purchased by 401(k) participants of the Merrill Lynch Daily K Plan due to a waiver of the CDSC for these plan participants’ purchases.) Your broker, dealer or financial advisor may also charge you additional commissions or fees for their services in selling shares to you provided they notify the Distributor of their intention to do so.

Dealers and other entities that enter into special arrangements with the Distributor may receive compensation for the sale and promotion of shares of the funds and/or for providing other shareholder services. Such fees are in addition to the sales commissions referenced above and may be based upon the amount of sales of fund shares by a dealer; the provision of assistance in marketing of fund shares; access to sales personnel and information dissemination services; provision of recordkeeping and administrative services to qualified employee benefit plans; and other criteria as established by the Distributor. Depending on the nature of the services, these fees may be paid either from the funds through distribution fees, service fees or transfer agent fees or, in some cases, the Distributor may pay certain fees from its own profits and resources. From its own profits and resources, the Distributor does intend to: (a) from time to time, pay special incentive and retention fees to qualified wholesalers, registered financial institutions and third party marketers; (b) pay broker-dealers a finder’s fee in an amount equal to 1% of the first $3 million of Class A Share purchases by an account held in the name of a qualified employee benefit plan with at least 100 eligible employees, 0.50% on the next $3 million, plus 0.25% on the amount in excess of $6 million; and (c) excluding purchases as described in (b) above, pay broker-dealers an amount equal to 1.00% of the amount of Class A Shares sold from $1,000,000 to $3,000,000, 0.50% on amounts of $3,000,001 to $10,000,000 and 0.25% on amounts greater than $10,000,000. If part or all of such investment as described in (b) and (c) above, including investments by qualified employee benefit plans, is subsequently redeemed within one year, a 1% CDSC may apply, except for redemptions of shares purchased on which a finder’s fee would have been paid where such investor’s dealer of record, due to the nature of the investor’s account, notifies the Distributor prior to the time of the investment that the dealer waives the finder’s fee otherwise payable to the dealer, or agrees to receive such finder’s fee ratably over a 12-month period. For purposes of determining the applicability of the CDSC, the one-year CDSC period begins on the last day of the month preceding the month in which the purchase was made. Any dealer who receives more than 90% of a sales charge may be deemed to be an “underwriter” under the Securities Act of 1933. PEPCO reserves the right to discontinue or alter such fee payment plans at any time.

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From its own resources or pursuant to the distribution and shareholder servicing plans, and subject to the dealers’ prior approval, the Distributor may provide additional compensation to registered representatives of dealers in the form of travel expenses, meals, and lodging associated with training and educational meetings sponsored by the Distributor. The Distributor may also provide gifts amounting in value to less than $100, and occasional meals or entertainment, to registered representatives of dealers. Any such travel expenses, meals, lodging, gifts or entertainment paid will not be preconditioned upon the registered representatives’ or dealers’ achievement of a sales target. The Distributor may, from time to time, reallow the entire portion of the sales charge on Class A Shares which it normally retains to individual selling dealers. However, such additional reallowance generally will be made only when the selling dealer commits to substantial marketing support such as internal wholesaling through dedicated personnel, internal communications and mass mailings.

The Distributor has agreed to pay fees to certain distributors for preferred marketing opportunities. These arrangements may be viewed as creating a conflict of interest between these distributors and investors. Investors should make due inquiry of their selling agents to ensure that they are receiving the requisite point of sale disclosures and suitable recommendations free of any influence by reason of these arrangements.

Your Account

Opening an Account

Your financial advisor can assist you with your initial purchase as well as all phases of your investment program. If you are opening an account by yourself, please follow the instructions outlined below. These procedures do not apply to purchases of Class I Shares. For information about purchasing Class I Shares, please contact the funds’ Transfer Agent at (800) 243-1574.

The funds have established the following preferred methods of payment for fund shares:

•	Checks drawn on an account in the name of the investor and made payable to Virtus Mutual Funds;

•	Checks drawn on an account in the name of the investor’s company or employer and made payable to Virtus Mutual Funds; or

•	Wire transfers or Automated Clearing House (ACH) transfers from an account in the name of the investor, or the investor’s company or employer.

Payment in other forms may be accepted at the discretion of the funds. Please specify the name(s) of the fund or funds in which you would like to invest on the check or transfer instructions.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. Accordingly, when you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. We may check the information you provide against publicly available databases, information obtained from consumer reporting agencies, other financial institutions or other sources. If, after reasonable effort, we cannot verify your identity, we reserve the right to close the account and redeem the shares at the net asset value next calculated after the decision is made by us to close the account.

Step 1.

Your first choice will be the initial amount you intend to invest in each fund.

Minimum initial investments:

•

$25 for individual retirement accounts (IRAs), accounts that use the systematic exchange privilege, or accounts that use the Systematic Purchase program. (See below for more information on the Systematic Purchase program.)

•

There is no initial dollar requirement for defined contribution plans, asset-based fee programs, profit-sharing plans, or employee benefit plans. There is also no minimum for reinvesting dividends and capital gains into another account.

•	$500 for all other accounts.

Virtus Mutual Funds	55

Minimum additional investments:

•	$25 for any account.

•

There is no minimum additional investment requirement for defined contribution plans, asset-based fee programs, profit-sharing plans, or employee benefit plans. There is also no minimum additional investment requirement for reinvesting dividends and capital gains into an existing account.

The funds reserve the right to refuse any purchase order for any reason.

Step 2.

Your second choice will be what class of shares to buy. Each share class, except Class I Shares, has different sales and distribution charges. Because all future investments in your account will be made in the share class you choose when you open your account, you should make your decision carefully. Your financial advisor can help you pick the share class that makes the most sense for your situation.

Step 3.

Your next choice will be how you want to receive any dividends and capital gain distributions. Your options are:

•	Receive both dividends and capital gain distributions in additional shares;

•	Receive dividends in additional shares and capital gain distributions in cash;

•	Receive dividends in cash and capital gain distributions in additional shares; or

•	Receive both dividends and capital gain distributions in cash.

No interest will be paid on uncashed distribution checks.

How to Buy Shares

To Open An Account (Class A, Class B and Class C Shares only)
Through a financial advisor	Contact your advisor. Some advisors may charge a fee and may set different minimum investments or limitations on buying shares.
Through the mail	Complete a New Account Application and send it with a check payable to the funds. Mail them to: State Street Bank, P.O. Box 8301, Boston, MA 02266-8301.
Through express delivery	Complete a New Account Application and send it with a check payable to the funds. Send them to: Boston Financial Data Services, Attn.: Virtus Mutual Funds, 30 Dan Road, Canton, MA 02021-2809.
By Federal Funds wire	Call us at (800) 243-1574 (press 1, then 0).
By Systematic Purchase	Complete the appropriate section on the application and send it with your initial investment payable to the funds. Mail them to: State Street Bank, P.O. Box 8301, Boston, MA 02266-8301.
By telephone exchange	Call us at (800) 243-1574 (press 1, then 0).

The price at which a purchase is effected is based on the net asset value determined after the receipt of a purchase order by the funds’ Transfer Agent.

Each fund reserves the right to refuse any order that may disrupt the efficient management of the fund.

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How to Sell Shares

You have the right to have the funds buy back shares at the net asset value next determined after receipt of a redemption request in good order by the fund’s Transfer Agent or an authorized agent. In the case of a Class B Share, Class C Share redemption and certain Class A Share redemptions, you will be subject to the applicable contingent deferred sales charge, if any, for such shares. Subject to certain restrictions, shares may be redeemed by telephone or in writing. In addition, shares may be sold through securities dealers, brokers or agents who may charge customary commissions or fees for their services. The funds do not charge any redemption fees. Payment for shares redeemed is made within seven days; however, redemption proceeds will not be disbursed until each check used for purchases of shares has been cleared for payment by your bank, which may take up to 15 days after receipt of the check.

For information about selling Class I Shares, please contact the funds’ Transfer Agent at (800) 243-1574.

To Sell Shares (Class A, Class B and Class C Shares only)
Through a financial advisor	Contact your advisor. Some advisors may charge a fee and may set different minimums on redemptions of accounts.
Through the mail	Send a letter of instruction and any share certificates (if you hold certificate shares) to: State Street Bank, P.O. Box 8301, Boston, MA 02266-8301. Be sure to include the registered owner’s name, fund and account number, and number of shares or dollar value you wish to sell.
Through express delivery	Send a letter of instruction and any share certificates (if you hold certificate shares) to: Boston Financial Data Services, Attn.: Virtus Mutual Funds, 30 Dan Road, Canton, MA 02021-2809. Be sure to include the registered owner’s name, fund and account number, and number of shares or dollar value you wish to sell.
By telephone	For sales up to $50,000, requests can be made by calling (800) 243-1574.
By telephone exchange	Call us at (800) 243-1574 (press 1, then 0).

Things You Should Know When Selling Shares

You may realize a taxable gain or loss (for federal income tax purposes) if you redeem shares of the funds. Each fund reserves the right to pay large redemptions “in-kind” (i.e., in securities owned by the fund) rather than in cash. Large redemptions are those that exceed $250,000 or 1% of the applicable fund’s net assets, whichever is less, over any 90-day period. Additional documentation will be required for redemptions by organizations, fiduciaries, or retirement plans, or if a redemption is requested by anyone but the shareholder(s) of record. Transfers between broker-dealer “street” accounts are governed by the accepting broker-dealer. Questions regarding this type of transfer should be directed to your financial advisor. Redemption requests will not be honored until all required documents, in proper form, have been received. To avoid delay in redemption or transfer, shareholders having questions about specific requirements should contact the funds’ Transfer Agent at (800) 243-1574.

Redemptions by Mail

è	If you are selling shares held individually, jointly, or as custodian under the Uniform Gifts to Minors Act or Uniform Transfers to Minors Act:

Send a clear letter of instructions if all of these apply:

•	The proceeds do not exceed $50,000.

•	The proceeds are payable to the registered owner at the address on record.

Send a clear letter of instructions with a signature guarantee when any of these apply:

•	You are selling more than $50,000 worth of shares.

•	The name or address on the account has changed within the last 30 days.

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•	You want the proceeds to go to a different name or address than on the account.

è	If you are selling shares held in a corporate or fiduciary account, please contact the funds’ Transfer Agent at (800) 243-1574.

The signature guarantee, if required, must include a STAMP 2000 Medallion guarantee made by an eligible guarantor institution as defined by the funds’ Transfer Agent in accordance with its signature guarantee procedures. Guarantees using previous technology medallions will not be accepted. Currently, the Transfer Agent’s signature guarantee procedures generally permit guarantees by banks, broker-dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations.

Selling Shares by Telephone

The Transfer Agent will use reasonable procedures to confirm that telephone instructions are genuine. Address and bank account information are verified, redemption instructions are taped, and all redemptions are confirmed in writing.

The individual investor bears the risk from instructions given by an unauthorized third party that the Transfer Agent reasonably believed to be genuine.

The Transfer Agent may modify or terminate the telephone redemption privilege at any time with 60 days notice to shareholders, except for instances of disruptive trading or market timing; in such cases, the telephone redemption privilege may be suspended immediately, followed by written notice. (See “Disruptive Trading and Market Timing” in this Prospectus.)

During times of drastic economic or market changes, telephone redemptions may be difficult to make or temporarily suspended.

Account Policies

Account Reinstatement Privilege

Subject to the funds’ policies and procedures regarding market timing, for 180 days after you sell your Class A Shares, Class B Shares or Class C Shares on which you previously paid a sales charge, you may purchase Class A Shares of any Virtus Mutual Fund at net asset value, with no sales charge, by reinvesting all or part of your proceeds, but not more. Send your written request to State Street Bank, P.O. Box 8301, Boston, MA 02266-8301. You can call us at (800) 243-1574 for more information.

Please remember, a redemption and reinvestment are considered to be a sale and purchase for tax-reporting purposes. Class B and Class C shareholders who have had the contingent deferred sales charge waived because they are in the Systematic Withdrawal Program are not eligible for this reinstatement privilege.

Redemption of Small Accounts

Due to the high cost of maintaining small accounts, if your redemption activity causes your account balance to fall below $200, you may receive a notice requesting you to bring the balance up to $200 within 60 days. If you do not, the shares in the account will be sold at net asset value, and a check will be mailed to the address of record. Any applicable sales charges will be deducted.

Distributions of Small Amounts

Distributions in amounts less than $10 will automatically be reinvested in additional shares of the applicable fund.

Uncashed Checks

If any correspondence sent by the fund is returned by the postal or other delivery service as “undeliverable,” your dividends or any other distribution may be automatically reinvested in the fund.

If your distribution check is not cashed within six months, the distribution may be reinvested in the fund at the current net asset value. You will not receive any interest on uncashed distribution or redemption checks. This provision may not apply to certain retirement or qualified accounts.

58	Virtus Mutual Funds

Exchange Privileges

You should read the prospectus of the Virtus Mutual Fund(s) into which you want to make an exchange before deciding to make an exchange. You can obtain a prospectus from your financial advisor or by calling us at (800) 243-4361 or accessing our Web site at VirtusInvestmentPartners.com.

•

You may exchange shares of one fund for the same class of shares of another Virtus Mutual Fund; e.g., Class A Shares for Class A Shares. Class C Shares are also exchangeable for Class T Shares of those Virtus Mutual Funds offering them. Exchange privileges may not be available for all Virtus Mutual Funds and may be rejected or suspended.

•	Exchanges may be made by telephone ((800) 243-1574) or by mail (State Street Bank, P.O. Box 8301, Boston, MA 02266-8301).

•	The amount of the exchange must be equal to or greater than the minimum initial investment required.

•	The exchange of shares is treated as a sale and purchase for federal income tax purposes.

Disruptive Trading and Market Timing

These funds are not suitable for market timers, and market timers are discouraged from becoming investors. Your ability to make exchanges among funds is subject to modification if we determine, in our sole opinion, that your exercise of the exchange privilege may disadvantage or potentially harm the rights or interests of other shareholders.

Frequent purchases, redemptions and exchanges, programmed exchanges, exchanges into and then out of a fund in a short period of time, and exchanges of large amounts at one time may be indicative of market timing and otherwise disruptive trading (“Disruptive Trading”) which can have risks and harmful effects for other shareholders. These risks and harmful effects include:

•

dilution of the interests of long-term investors, if market timers or others exchange into a fund at prices that are below the true value or exchange out of a fund at prices that are higher than the true value;

•

an adverse effect on portfolio management, as determined by the adviser or subadviser in its sole discretion, such as causing the fund to maintain a higher level of cash than would otherwise be the case, or causing the fund to liquidate investments prematurely; and

•	reducing returns to long-term shareholders through increased brokerage and administrative expenses.

In order to attempt to protect our shareholders from the potential harmful effects of Disruptive Trading, the funds’ Board of Trustees has adopted market timing policies and procedures designed to discourage Disruptive Trading. The Board has adopted these policies and procedures as a preventive measure to protect all shareholders from the potential effects of Disruptive Trading, while also abiding by any rights that shareholders may have to make exchanges and provide reasonable and convenient methods of making exchanges that do not have the potential to harm other shareholders.

Excessive trading activity is measured by the number of roundtrip transactions in an account. A roundtrip transaction is one where a shareholder buys and then sells, or sells and then buys, shares of any fund within 30 days. Shareholders of the funds are limited to one roundtrip transaction within any rolling 30-day period. Roundtrip transactions are counted at the shareholder level. In considering a shareholder’s trading activity, the funds may consider, among other factors, the shareholder’s trading history both directly and, if known, through financial intermediaries, in the funds, in other funds within the Virtus Mutual Fund complex, in non-Virtus mutual funds or in accounts under common control or ownership. We do not include exchanges made pursuant to the dollar cost averaging or other similar programs when applying our market timing policies. Systematic withdrawal and/or contribution programs, mandatory retirement distributions, and transactions initiated by a plan sponsor also will not count towards the roundtrip limits. The funds may permit exchanges that they believe, in the exercise of their judgment, are not disruptive. The size of the fund and the size of the requested transaction may be considered when determining whether or not the transaction would be disruptive.

Shareholders holding shares for at least 30 days following investment will ordinarily be in compliance with the funds’ policies regarding excessive market timing. The funds may, however, take action if activity is deemed disruptive even if shares are held longer than 30 days, such as a request for a transaction of an unusually large size. The size of the fund and the size of the requested transaction may be considered when determining whether or not the transaction would be disruptive.

Virtus Mutual Funds	59

Under our market timing policies, we may modify your exchange privileges for some or all of the funds by not accepting an exchange request from you or from any person, asset allocation service, and/or market timing service made on your behalf. We may also limit the amount that may be exchanged into or out of any fund at any one time, or may revoke your right to make Internet, telephone or facsimile exchanges. We may reinstate Internet, telephone and facsimile exchange privileges after they are revoked, but we will not reinstate these privileges if we have reason to believe that they might be used thereafter for Disruptive Trading.

The funds currently do not charge exchange or redemption fees, or any other administrative charges on fund exchanges. The funds reserve the right to impose such fees and/or charges in the future.

Orders for the purchase of fund shares are subject to acceptance by the relevant fund. We reserve the right to reject, without prior notice, any exchange request into any fund if the purchase of shares in the corresponding fund is not accepted for any reason.

The funds do not have any arrangements with any person, organization or entity to permit frequent purchases and redemptions of fund shares.

We may, without prior notice, take whatever action we deem appropriate to comply with or take advantage of any state or federal regulatory requirement. The funds reserve the right to reject any purchase or exchange transaction at any time. If we reject a purchase or exchange for any reason, we will notify you of our decision in writing.

The funds cannot guarantee that their policies and procedures regarding market timing will be effective in detecting and deterring all Disruptive Trading.

Retirement Plans

Shares of the funds may be used as investments under the following retirement plans: Individual Retirement Account (IRA), rollover IRA, SIMPLE IRA, Roth IRA, 401(k) plans, profit-sharing, money purchase plans, and 403(b) plans. For more information, call (800) 243-4361.

Investor Services and Other Information

Systematic Purchase is a systematic investment plan that allows you to have a specified amount automatically deducted from your checking or savings account and then deposited into your mutual fund account. Just complete the Systematic Purchase Section on the application and include a voided check.

Systematic Exchange allows you to automatically move money from one Virtus Mutual Fund to another on a monthly, quarterly, semiannual or annual basis. Shares of one Virtus Mutual Fund will be exchanged for shares of the same class of another Virtus Mutual Fund at the interval you select. To sign up, just complete the Systematic Exchange Section on the application. Exchange privileges may not be available for all Virtus Mutual Funds and may be rejected or suspended.

Telephone Exchange lets you exchange shares of one Virtus Mutual Fund for the same class of shares in another Virtus Mutual Fund, using our customer service telephone number ((800) 243-1574). (See the “Telephone Exchange” section on the application.) Exchange privileges may not be available for all Virtus Mutual Funds and may be rejected or suspended.

Systematic Withdrawal allows you to periodically redeem a portion of your account on a predetermined monthly, quarterly, semiannual, or annual basis. Sufficient shares from your account will be redeemed at the closing net asset value on the applicable payment date, with proceeds to be mailed to you or sent through ACH to your bank (at your selection). For payments to be mailed, shares will be redeemed on the 15th of the month so that the payment is made about the 20th of the month. For ACH payments, you may select the day of the month for the payments to be made; if no date is specified, the payments will occur on the 15 th of the month. The minimum withdrawal is $25, and minimum account balance requirements continue to apply. Shareholders in the program must own Virtus Mutual Fund shares worth at least $5,000. Sales charges on systematic withdrawals are waived, subject to certain limitations as described in the Statement of Additional Information.

Disclosure of Fund Holdings. The funds make available on the Virtus Mutual Funds’ Web site, VirtusInvestmentPartners.com, information with respect to each fund’s top 10 holdings and summary composition data derived from portfolio holdings information. This information is posted to the Web site at the end of each month with respect to the top 10 holdings, and at the end of each quarter with respect to summary composition information, generally within 10 business days. This information will

60	Virtus Mutual Funds

remain available on the Web site until full portfolio holdings information becomes publicly available. A full listing of each fund’s portfolio holdings becomes publicly available (i) as of the end of its second and fourth fiscal quarters in shareholder reports, which are sent to all shareholders and are filed with the SEC on Form N-CSR, and (ii) at the end of its first and third fiscal quarters by filing with the SEC a Form N-Q. The funds’ shareholder reports are available without charge on Virtus’ Web site at VirtusInvestmentPartners.com. The funds’ Form N-Q filings are available on the SEC’s Internet site at sec.gov. A more detailed description of the funds’ policies and procedures with respect to the disclosure of the funds’ portfolio securities is also available in the Statement of Additional Information.

Tax Status of Distributions

The funds plan to make distributions from net investment income at intervals stated in the table below and to distribute net realized capital gains, if any, at least annually.

Fund	Dividend Paid
All-Cap Growth Fund	Semiannually
Growth & Income Fund	Semiannually
Growth Opportunities Fund	Semiannually
Income & Growth Fund	Quarterly
Mid-Cap Growth Fund	Semiannually
Quality Small-Cap Fund	Semiannually
Small-Cap Growth Fund	Semiannually
Small-Cap Sustainable Growth Fund	Semiannually
Small-Cap Value Fund	Semiannually
Small-Mid Cap Fund	Semiannually
Strategic Growth Fund	Semiannually
Value Opportunities Fund	Semiannually

Distributions of short-term capital gains (gains on securities held for a year or less) and interest net investment income are taxable to shareholders as ordinary income. Under the Jobs and Growth Tax Reconciliation Act of 2003, certain distributions of long-term capital gains and certain dividends are taxable at a lower rate than ordinary income for a limited number of years. This lower rate terminates for tax years after 2010. After that time, long-term capital gains rates are scheduled to increase. Long-term capital gains, if any, distributed to shareholders and which are designated by the funds as capital gain distributions, are taxable to shareholders as long-term capital gain distributions regardless of the length of time you have owned your shares. Tax rates, including differences, if any between rates for ordinary income and long-term capital gains, are subject to change based on congressional action. As of February 2008, there were proposals pending in Congress that would impact the relative tax rates.

Unless you elect to receive distributions in cash, dividends and capital gain distributions are paid in additional shares. All distributions, cash or additional shares, are subject to federal income tax and may be subject to state, local and other taxes. There are proposals pending in Congress to modify the tax treatment of distributions paid in additional shares.

Virtus Mutual Funds	61

Financial Highlights

For each of the funds, except as otherwise noted below, the tables present performance of the respective Predecessor Fund and for the Successor Fund for its most recent fiscal period and are intended to help you understand each fund’s financial performance for the past five years or since inception. Some of this information reflects financial information for a single share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the funds (assuming reinvestment of all dividends and distributions). This information has been audited (except as indicated below) by PricewaterhouseCoopers LLP, the funds’ independent registered public accounting firm. Their report, together with each fund’s financial statements, is included in the funds’ most recent Annual Report, which is available upon request.

Virtus Growth Opportunities Fund

The Virtus Growth Opportunities Fund is the successor of the Turner Strategic Growth Fund (the “Prior Fund”) resulting from a reorganization of the Prior Fund with the Predecessor Fund on June 9, 2006. The Growth Opportunities Fund treats the past performance of the Predecessor Fund as its own. Prior to June 9, 2006, the Prior Fund offered only one class of shares, which is now called Class A Shares. The performance of Class A Shares of the Prior Fund in the table below has not been adjusted to reflect the expenses of the Growth Opportunities Fund. Financial highlights for the fiscal years ended September 30, 2005, 2004 and 2003 were audited by the Prior Fund’s auditors.

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(2)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Change in Net Asset Value
Virtus All-Cap Growth Fund
Class A
1/1/08 to 3/31/08	$14.48	$(0.02)	$(1.70)	$(1.72)	$—	$—	$—	$(1.72)
1/1/07 to 12/31/07	15.45	(0.08)	2.13	2.05	—	(3.02)	(3.02)	(0.97)
1/1/06 to 12/31/06	16.75	(0.11)	0.26	0.15	—	(1.45)	(1.45)	(1.30)
1/1/05 to 12/31/05	16.51	(0.12)	1.39	1.27	—	(1.03)	(1.03)	0.24
1/1/04 to 12/31/04	15.10	(0.05)	1.46	1.41	—	—	—	1.41
1/1/03 to 12/31/03	10.74	(0.11)	4.47	4.36	—	—	—	4.36
Class B
1/1/08 to 3/31/08	$11.77	$(0.04)	$(1.38)	$(1.42)	$—	$—	$—	$(1.42)
1/1/07 to 12/31/07	13.16	(0.18)	1.81	1.63	—	(3.02)	(3.02)	(1.39)
1/1/06 to 12/31/06	14.59	(0.20)	0.22	0.02	—	(1.45)	(1.45)	(1.43)
1/1/05 to 12/31/05	14.61	(0.22)	1.23	1.01	—	(1.03)	(1.03)	(0.02)
1/1/04 to 12/31/04	13.46	(0.15)	1.30	1.15	—	—	—	1.15
1/1/03 to 12/31/03	9.64	(0.18)	4.00	3.82	—	—	—	3.82
Class C
1/1/08 to 3/31/08	$11.77	$(0.04)	$(1.38)	$(1.42)	$—	$—	$—	$(1.42)
1/1/07 to 12/31/07	13.15	(0.18)	1.82	1.64	—	(3.02)	(3.02)	(1.38)
1/1/06 to 12/31/06	14.59	(0.20)	0.21	0.01	—	(1.45)	(1.45)	(1.44)
1/1/05 to 12/31/05	14.61	(0.22)	1.23	1.01	—	(1.03)	(1.03)	(0.02)
1/1/04 to 12/31/04	13.46	(0.15)	1.30	1.15	—	—	—	1.15
1/1/03 to 12/31/03	9.64	(0.19)	4.01	3.82	—	—	—	3.82

62	Virtus Mutual Funds

Net Asset Value, End of Period	Total Return(1)		Net Assets, End of Period (000’s)	Ratio of Net Operating Expenses to Average Net Assets		Ratio of Gross Operating Expenses to Average Net Assets		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover

$12.76	(11.88	)%(4)	$75,234	1.69	%(3)	1.69	%(3)	(0.73	)%(3)	12	%(4)
14.48	13.43		88,631	1.53		1.53		(0.51)		57
15.45	1.09		99,699	1.50		1.50		(0.68)		73
16.75	7.62		135,930	1.46		1.46		(0.73)		69
16.51	9.34		168,498	1.43		1.43		(0.32)		47
15.10	40.60		185,964	1.48		1.48		(0.87)		42

$10.35	(12.06	)%(4)	$3,882	2.43	%(3)	2.43	%(3)	(1.48	)%(3)	12	%(4)
11.77	12.57		5,402	2.28		2.28		(1.27)		57
13.16	0.34		6,798	2.25		2.25		(1.43)		73
14.59	6.84		10,476	2.21		2.21		(1.48)		69
14.61	8.54		12,316	2.18		2.18		(1.10)		47
13.46	39.63		15,635	2.23		2.23		(1.62)		42

$10.35	(12.06	)%(4)	$5,835	2.44	%(3)	2.44	%(3)	(1.48	)%(3)	12	%(4)
11.77	12.66		6,845	2.28		2.28		(1.26)		57
13.15	0.27		7,509	2.25		2.25		(1.43)		73
14.59	6.84		10,307	2.21		2.21		(1.48)		69
14.61	8.54		12,830	2.18		2.18		(1.09)		47
13.46	39.63		14,748	2.23		2.23		(1.62)		42

The footnote legend is at the end of the financial highlights.

Virtus Mutual Funds	63

Financial Highlights (continued)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(2)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Change in Net Asset Value
Virtus Growth & Income Fund
Class A
9/1/07 to 3/31/08	$18.08	$0.08	$(1.65)	$(1.57)	$(0.04)	$—	$(0.04)	$(1.61)
9/1/06 to 8/31/07	15.96	0.10	2.20	2.30	(0.18)	—	(0.18)	2.12
9/1/05 to 8/31/06	14.74	0.13	1.19	1.32	(0.10)	—	(0.10)	1.22
9/1/04 to 8/31/05	13.15	0.12	1.57	1.69	(0.10)	—	(0.10)	1.59
9/1/03 to 8/31/04	11.86	0.09	1.30	1.39	(0.10)	—	(0.10)	1.29
9/1/02 to 8/31/03	10.86	0.09	0.91	1.00	—	—	—	1.00
Class B
9/1/07 to 3/31/08	$17.31	$— (5)	$(1.58)	$(1.58)	$(0.02)	$—	$(0.02)	$(1.60)
9/1/06 to 8/31/07	15.26	(0.02)	2.10	2.08	(0.03)	—	(0.03)	2.05
9/1/05 to 8/31/06	14.13	0.01	1.14	1.15	(0.02)	—	(0.02)	1.13
9/1/04 to 8/31/05	12.61	0.01	1.51	1.52	—	—	—	1.52
9/1/03 to 8/31/04	11.38	(0.01)	1.25	1.24	(0.01)	—	(0.01)	1.23
9/1/02 to 8/31/03	10.50	0.01	0.87	0.88	—	—	—	0.88
Class C
9/1/07 to 3/31/08	$17.31	$— (5)	$(1.57)	$(1.57)	$(0.02)	$—	$(0.02)	$(1.59)
9/1/06 to 8/31/07	15.26	(0.03)	2.11	2.08	(0.03)	—	(0.03)	2.05
9/1/05 to 8/31/06	14.13	0.01	1.14	1.15	(0.02)	—	(0.02)	1.13
9/1/04 to 8/31/05	12.62	0.01	1.50	1.51	—	—	—	1.51
9/1/03 to 8/31/04	11.38	(0.01)	1.26	1.25	(0.01)	—	(0.01)	1.24
9/1/02 to 8/31/03	10.50	0.01	0.87	0.88	—	—	—	0.88
Class I
11/13/07 (inception) to 3/31/08	$18.33	$0.06	$(1.90)	$(1.84)	$—	$—	$—	$(1.84)
Virtus Growth Opportunities Fund
Class A
10/1/07 to 3/31/08	$15.98	$(0.05)	$(2.15)	$(2.20)	$—	$—	$—	$(2.20)
10/1/06 to 9/30/07	12.22	(0.09)	3.85	3.76	—	—	—	3.76
10/1/05 to 9/30/06	11.68	(0.07)	0.61	0.54	—	—	—	0.54
10/1/04 to 9/30/05(7)	9.88	(0.07)	1.87	1.80	—	—	—	1.80
10/1/03 to 9/30/04(7)	9.35	(0.07)	0.60	0.53	—	—	—	0.53
10/1/02 to 9/30/03(7)	6.59	(0.06)	2.82	2.76	—	—	—	2.76
Class C
10/1/07 to 3/31/08	$15.81	$(0.11)	$(2.10)	$(2.21)	$—	$—	$—	$(2.21)
10/1/06 to 9/30/07	12.19	(0.22)	3.84	3.62	—	—	—	3.62
6/9/06 (inception) to 9/30/06	11.87	(0.05)	0.37	0.32	—	—	—	0.32

64	Virtus Mutual Funds

Net Asset Value, End of Period	Total Return(1)		Net Assets, End of Period (000’s)	Ratio of Net Operating Expenses to Average Net Assets		Ratio of Gross Operating Expenses to Average Net Assets		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover

$16.47	(8.69	)%(4)	$166,600	1.37	%(3)	1.51	%(3)	0.73	%(3)	53	%(4)
18.08	14.43		188,479	1.28		1.42		0.60		37
15.96	9.02		168,209	1.25		1.39		0.86		33
14.74	12.85		178,557	1.25		1.40		0.84		41
13.15	11.74		201,230	1.25		1.38		0.68		53
11.86	9.21		131,169	1.25		1.45		0.82		59

$15.71	(9.14	)%(4)	$16,658	2.11	%(3)	2.24	%(3)	(0.03	)%(3)	53	%(4)
17.31	13.64		24,731	2.03		2.17		(0.14)		37
15.26	8.18		41,863	2.00		2.14		0.09		33
14.13	12.05		58,869	2.00		2.15		0.10		41
12.61	10.90		68,637	2.00		2.14		(0.07)		53
11.38	8.38		72,051	2.00		2.20		0.08		59

$15.72	(9.08	)%(4)	$46,292	2.12	%(3)	2.26	%(3)	(0.02	)%(3)	53	%(4)
17.31	13.64		53,854	2.03		2.17		(0.15)		37
15.26	8.18		57,345	2.00		2.14		0.10		33
14.13	12.05		68,432	2.00		2.15		0.10		41
12.62	10.80		78,570	2.00		2.13		(0.07)		53
11.38	8.48		52,466	2.00		2.20		0.08		59

$16.49	(10.04	)%(4)	$22,695	1.19	%(3)	1.34	%(3)	0.88	%(3)	53	%(4)

$13.78	(13.77	)%(4)	$37,661	1.30	%(3)	1.50	%(3)	(0.69	)%(3)	126	%(4)
15.98	30.77		34,039	1.26		1.87		(0.62)		143
12.22	4.62		8,253	1.25		2.01		(0.56)		189
11.68	18.22		7,158	1.25		1.73		(0.64)		206
9.88	5.67		4,430	1.25		1.83		(0.70)		262
9.35	41.88		3,551	1.25		1.53		(0.77)		282

$13.60	(14.10	)%(4)	$3,623	2.03	%(3)	2.22	%(3)	(1.45	)%(3)	126	%(4)
15.81	29.78		5,170	2.06		2.66		(1.48)		143
12.19	2.70		120	2.00		3.72		(1.28)		189

The footnote legend is at the end of the financial highlights.

Virtus Mutual Funds	65

Financial Highlights (continued)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(2)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Change in Net Asset Value
Virtus Income & Growth Fund
Class A
5/1/07 to 3/31/08	$9.71	$0.22	$(0.48)	$(0.26)	$(0.23)	$(0.63)	$(0.86)	$(1.12)
5/1/06 to 4/30/07	9.18	0.23	0.75	0.98	(0.24)	(0.21)	(0.45)	0.53
5/1/05 to 4/30/06	8.90	0.22	0.44	0.66	(0.24)	(0.14)	(0.38)	0.28
5/1/04 to 4/30/05	8.66	0.22	0.26	0.48	(0.24)	—	(0.24)	0.24
5/1/03 to 4/30/04	7.92	0.22	0.76	0.98	(0.24)	—	(0.24)	0.74
5/1/02 to 4/30/03	8.41	0.24	(0.48)	(0.24)	(0.25)	—	(0.25)	(0.49)
Class B
5/1/07 to 3/31/08	$9.77	$0.15	$(0.48)	$(0.33)	$(0.16)	$(0.63)	$(0.79)	$(1.12)
5/1/06 to 4/30/07	9.23	0.16	0.76	0.92	(0.17)	(0.21)	(0.38)	0.54
5/1/05 to 4/30/06	8.95	0.15	0.44	0.59	(0.17)	(0.14)	(0.31)	0.28
5/1/04 to 4/30/05	8.71	0.15	0.26	0.41	(0.17)	—	(0.17)	0.24
5/1/03 to 4/30/04	7.96	0.16	0.76	0.92	(0.17)	—	(0.17)	0.75
5/1/02 to 4/30/03	8.43	0.18	(0.47)	(0.29)	(0.18)	—	(0.18)	(0.47)
Class C
5/1/07 to 3/31/08	$9.86	$0.16	$(0.50)	$(0.34)	$(0.16)	$(0.63)	$(0.79)	$(1.13)
5/1/06 to 4/30/07	9.31	0.16	0.77	0.93	(0.17)	(0.21)	(0.38)	0.55
5/1/05 to 4/30/06	9.02	0.15	0.45	0.60	(0.17)	(0.14)	(0.31)	0.29
5/1/04 to 4/30/05	8.78	0.15	0.26	0.41	(0.17)	—	(0.17)	0.24
5/1/03 to 4/30/04	8.02	0.15	0.78	0.93	(0.17)	—	(0.17)	0.76
5/1/02 to 4/30/03	8.49	0.19	(0.48)	(0.29)	(0.18)	—	(0.18)	(0.47)
Virtus Mid-Cap Growth Fund
Class A
11/1/07 to 3/31/08	$17.98	$(0.05)	$(3.15)	$(3.20)	$—	$—	$—	$(3.20)
11/1/06 to 10/31/07	16.33	(0.10)	1.75	1.65	—	—	—	1.65
11/1/05 to 10/31/06	15.42	(0.08)	0.99	0.91	—	—	—	0.91
11/1/04 to 10/31/05	13.40	(0.16)	2.18	2.02	—	—	—	2.02
11/1/03 to 10/31/04	13.97	(0.17)	(0.40)	(0.57)	—	—	—	(0.57)
11/1/02 to 10/31/03	9.94	(0.14)	4.17	4.03	—	—	—	4.03
Class B
11/1/07 to 3/31/08	$15.97	$(0.08)	$(2.80)	$(2.88)	$—	$—	$—	$(2.88)
11/1/06 to 10/31/07	14.61	(0.24)	1.60	1.36	—	—	—	1.36
11/1/05 to 10/31/06	13.91	(0.18)	0.88	0.70	—	—	—	0.70
11/1/04 to 10/31/05	12.18	(0.25)	1.98	1.73	—	—	—	1.73
11/1/03 to 10/31/04	12.78	(0.25)	(0.35)	(0.60)	—	—	—	(0.60)
11/1/02 to 10/31/03	9.16	(0.20)	3.82	3.62	—	—	—	3.62
Class C
11/1/07 to 3/31/08	$15.96	$(0.08)	$(2.81)	$(2.89)	$—	$—	$—	$(2.89)
11/1/06 to 10/31/07	14.60	(0.41)	1.77	1.36	—	—	—	1.36
11/1/05 to 10/31/06	13.89	(0.19)	0.90	0.71	—	—	—	0.71
11/1/04 to 10/31/05	12.16	(0.25)	1.98	1.73	—	—	—	1.73
11/1/03 to 10/31/04	12.77	(0.24)	(0.37)	(0.61)	—	—	—	(0.61)
11/1/02 to 10/31/03	9.16	(0.21)	3.82	3.61	—	—	—	3.61
Class I
11/1/07 to 3/31/08	$17.99	$(0.03)	$(3.16)	$(3.19)	$—	$—	$—	$(3.19)
9/13/07 (Inception) to 10/31/07	17.25	(0.09)	0.83	0.74	—	—	—	0.74

66	Virtus Mutual Funds

Net Asset Value, End of Period	Total Return(1)		Net Assets, End of Period (000’s)	Ratio of Net Operating Expenses to Average Net Assets		Ratio of Gross Operating Expenses to Average Net Assets		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover

$8.59	(3.08	)%(4)	$250,502	1.32	%(3)	1.32	%(3)	2.52	%(3)	44	%(4)
9.71	10.93		296,354	1.34		1.34		2.47		46
9.18	7.33		318,318	1.28		1.28		2.38		72
8.90	5.53		350,609	1.28		1.28		2.46		59
8.66	12.40		381,423	1.29		1.29		2.54		83
7.92	(2.70)		380,101	1.28		1.28		3.10		93

$8.65	(3.79	)%(4)	$4,820	2.06	%(3)	2.06	%(3)	1.76	%(3)	44	%(4)
9.77	10.04		7,059	2.08		2.08		1.73		46
9.23	6.58		10,997	2.03		2.03		1.62		72
8.95	4.69		16,145	2.03		2.03		1.71		59
8.71	11.61		24,228	2.04		2.04		1.82		83
7.96	(3.42)		34,234	2.03		2.03		2.37		93

$8.73	(3.85	)%(4)	$1,840	2.07	%(3)	2.07	%(3)	1.78	%(3)	44	%(4)
9.86	10.06		1,652	2.09		2.09		1.72		46
9.31	6.64		1,888	2.03		2.03		1.63		72
9.02	4.65		1,988	2.03		2.03		1.71		59
8.78	11.64		1,980	2.04		2.04		1.77		83
8.02	(3.39)		1,374	2.04		2.04		2.35		93

$14.78	(17.80	)%(4)	$100,416	1.66	%(3)	1.76	%(3)	(0.68	)%(3)	27	%(4)
17.98	10.10		130,028	1.55		1.55		(0.60)		77
16.33	5.90		127,160	1.52		1.52		(0.50)		124
15.42	15.07		142,651	1.53		1.53		(1.06)		46
13.40	(4.08)		166,244	1.50		1.50		(1.22)		181
13.97	40.54		198,602	1.56		1.56		(1.24)		175

$13.09	(18.03	)%(4)	$10,600	2.40	%(3)	2.50	%(3)	(1.42	)%(3)	27	%(4)
15.97	9.31		15,407	2.29		2.29		(1.53)		77
14.61	5.03		10,102	2.27		2.27		(1.24)		124
13.91	14.20		12,776	2.28		2.28		(1.81)		46
12.18	(4.69)		15,549	2.24		2.24		(1.97)		181
12.78	39.52		20,497	2.31		2.31		(1.99)		175

$13.07	(18.11	)%(4)	$5,629	2.41	%(3)	2.51	%(3)	(1.43	)%(3)	27	%(4)
15.96	9.32		6,853	2.20		2.20		(2.60)		77
14.60	5.11		530	2.27		2.27		(1.29)		124
13.89	14.23		418	2.28		2.28		(1.81)		46
12.16	(4.78)		350	2.24		2.24		(1.97)		181
12.77	39.41		508	2.30		2.30		(1.99)		175

$14.80	(17.73	)%(4)	$1,472	1.40	%(3)	1.50	%(3)	(0.41	)%(3)	27	%(4)
17.99	4.29	(4)	2,086	1.09	(3)	1.09	(3)	(3.85	)(3)	77	(4)

The footnote legend is at the end of the financial highlights.

Virtus Mutual Funds	67

Financial Highlights (continued)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(2)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Change in Net Asset Value
Virtus Quality Small-Cap Fund
Class A
9/1/07 to 3/31/08	$11.74	$0.11	$(2.08)	$(1.97)	$(0.08)	$(0.03)	$(0.11)	$(2.08)
9/1/06 to 8/31/07	10.05	0.25	1.51	1.76	(0.05)	(0.02)	(0.07)	1.69
6/28/06 (Inception) to 8/31/06	10.00	0.03	0.02	0.05	—	—	—	0.05
Class C
9/1/07 to 3/31/08	$11.68	$0.06	$(2.06)	$(2.00)	$—	$(0.03)	$(0.03)	$(2.03)
9/1/06 to 8/31/07	10.04	0.10	1.57	1.67	(0.01)	(0.02)	(0.03)	1.64
6/28/06 (Inception) to 8/31/06	10.00	0.02	0.02	0.04	—	—	—	0.04
Class I
9/1/07 to 3/31/08	$11.76	$0.13	$(2.08)	$(1.95)	$(0.11)	$(0.03)	$(0.14)	$(2.09)
9/1/06 to 8/31/07	10.06	0.21	1.57	1.78	(0.06)	(0.02)	(0.08)	1.70
6/28/06 (Inception) to 8/31/06	10.00	0.07	(0.01)	0.06	—	—	—	0.06
Virtus Small-Cap Growth Fund
Class A
1/1/08 to 3/31/08	$37.26	$(0.12)	$(6.86)	$(6.98)	$—	$—	$—	$(6.98)
1/1/07 to 12/31/07	34.30	(0.41)	3.37	2.96	—	—	—	2.96
1/1/06 to 12/31/06	32.53	(0.39)	2.16	1.77	—	—	—	1.77
1/1/05 to 12/31/05	29.65	(0.35)	3.23	2.88	—	—	—	2.88
1/1/04 to 12/31/04	27.39	(0.31)	2.57	2.26	—	—	—	2.26
1/1/03 to 12/31/03	18.47	(0.30)	9.22	8.92	—	—	—	8.92
Class B
1/1/08 to 3/31/08	$34.19	$(0.16)	$(6.30)	$(6.46)	$—	$—	$—	$(6.46)
1/1/07 to 12/31/07	31.71	(0.64)	3.12	2.48	—	—	—	2.48
1/1/06 to 12/31/06	30.30	(0.59)	2.00	1.41	—	—	—	1.41
1/1/05 to 12/31/05	27.82	(0.54)	3.02	2.48	—	—	—	2.48
1/1/04 to 12/31/04	25.90	(0.50)	2.42	1.92	—	—	—	1.92
1/1/03 to 12/31/03	17.60	(0.44)	8.74	8.30	—	—	—	8.30
Class C
1/1/08 to 3/31/08	$34.18	$(0.16)	$(6.30)	$(6.46)	$—	$—	$—	$(6.46)
1/1/07 to 12/31/07	31.70	(0.64)	3.12	2.48	—	—	—	2.48
1/1/06 to 12/31/06	30.29	(0.59)	2.00	1.41	—	—	—	1.41
1/1/05 to 12/31/05	27.81	(0.54)	3.02	2.48	—	—	—	2.48
1/1/04 to 12/31/04	25.88	(0.49)	2.42	1.93	—	—	—	1.93
1/1/03 to 12/31/03	17.59	(0.44)	8.73	8.29	—	—	—	8.29
Virtus Small-Cap Sustainable Growth Fund
Class A
9/1/07 to 3/31/08	$10.34	$(0.07)	$(1.12)	$(1.19)	$—	$—	$—	$(1.19)
9/1/06 to 8/31/07	9.79	(0.10)	0.65	0.55	—	—	—	0.55
6/28/06 (Inception) to 8/31/06	10.00	(0.01)	(0.20)	(0.21)	—	—	—	(0.21)
Class C
9/1/07 to 3/31/08	$10.25	$(0.11)	$(1.11)	$(1.22)	$—	$—	$—	$(1.22)
9/1/06 to 8/31/07	9.77	(0.18)	0.66	0.48	—	—	—	0.48
6/28/06 (Inception) to 8/31/06	10.00	(0.03)	(0.20)	(0.23)	—	—	—	(0.23)
Class I
9/1/07 to 3/31/08	$10.37	$(0.05)	$(1.13)	$(1.18)	$—	$—	$—	$(1.18)
9/1/06 to 8/31/07	9.79	(0.08)	0.66	0.58	—	—	—	0.58
6/28/06 (Inception) to 8/31/06	10.00	(0.01)	(0.20)	(0.21)	—	—	—	(0.21)

68	Virtus Mutual Funds

Net Asset Value, End of Period	Total Return(1)		Net Assets, End of Period (000’s)	Ratio of Net Operating Expenses to Average Net Assets		Ratio of Gross Operating Expenses to Average Net Assets		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover

$9.66	(16.92	)%(4)	$12,422	1.47	%(3)	1.63	%(3)	1.68	%(3)	0	%(4)
11.74	17.51		8,506	1.40		2.19		2.14		17
10.05	0.50	(4)	101	1.40	(3)	26.39	(3)	1.82	(3)	7	(4)

$9.65	(17.25	)%(4)	$2,108	2.22	%(3)	2.38	%(3)	0.92	%(3)	0	%(4)
11.68	16.61		1,354	2.16		3.45		0.89		17
10.04	0.40	(4)	138	2.15	(3)	25.96	(3)	1.38	(3)	7	(4)

$9.67	(16.75	)%(4)	$46,717	1.25	%(3)	1.42	%(3)	2.07	%(3)	0	%(4)
11.76	17.74		10,691	1.15		2.54		1.82		17
10.06	0.60	(4)	1,070	1.15	(3)	21.32	(3)	3.85	(3)	7	(4)

$30.28	(18.73	)%(4)	$81,622	1.86	%(3)	1.86	%(3)	(1.44	)%(3)	14	%(4)
37.26	8.63		104,135	1.67		1.72		(1.12)		35
34.30	5.41		120,953	1.60		1.68		(1.16)		22
32.53	9.75		168,527	1.58		1.69		(1.18)		38
29.65	8.25		255,698	1.58		1.68		(1.15)		35
27.39	48.29		237,347	1.58		1.71		(1.35)		40

$27.73	(18.89	)%(4)	$13,662	2.61	%(3)	2.61	%(3)	(2.20	)%(3)	14	%(4)
34.19	7.82		19,320	2.42		2.47		(1.87)		35
31.71	4.62		27,138	2.35		2.44		(1.91)		22
30.30	8.95		41,105	2.34		2.44		(1.93)		38
27.82	7.41		58,574	2.33		2.42		(1.93)		35
25.90	47.16		83,515	2.33		2.47		(2.10)		40

$27.72	(18.90	)%(4)	$11,465	2.61	%(3)	2.61	%(3)	(2.19	)%(3)	14	%(4)
34.18	7.82		15,352	2.42		2.47		(1.87)		35
31.70	4.66		18,426	2.36		2.43		(1.91)		22
30.29	8.92		23,653	2.34		2.44		(1.93)		38
27.81	7.46		30,280	2.33		2.42		(1.92)		35
25.88	47.13		38,514	2.33		2.47		(2.10)		40

$9.15	(11.51	)%(4)	$8,481	1.54	%(3)	1.84	%(3)	(1.12	)%(3)	12	%(4)
10.34	5.62		10,222	1.40		2.16		(0.96)		26
9.79	(2.10	)(4)	100	1.40	(3)	28.32	(3)	(0.87	)(3)	4

$9.03	(11.90	)%(4)	$181	2.29	%(3)	2.60	%(3)	(1.86	)%(3)	12	%(4)
10.25	4.81		174	2.15		4.31		(1.78)		26
9.77	(2.20	)(4)	98	2.15	(3)	29.09	(3)	(1.61	)(3)	4

$9.19	(11.38	)%(4)	$5,971	1.30	%(3)	1.60	%(3)	(0.88	)%(3)	12	%(4)
10.37	5.92		6,231	1.16		2.94		(0.77)		26
9.79	(2.10	)(4)	898	1.15	(3)	23.99	(3)	(0.61	)(3)	4	(4)

The footnote legend is at the end of the financial highlights.

Virtus Mutual Funds	69

Financial Highlights (continued)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(2)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Change in Net Asset Value
Virtus Small-Cap Value Fund
Class A
9/1/07 to 3/31/08	$15.72	$(0.05)	$(1.74)	$(1.79)	$—	$(2.47)	$(2.47)	$(4.26)
9/1/06 to 8/31/07	18.45	0.02	0.38	0.40	—	(3.13)	(3.13)	(2.73)
9/1/05 to 8/31/06	19.45	(0.05)	1.01	0.96	—	(1.96)	(1.96)	(1.00)
9/1/04 to 8/31/05	15.08	(0.03)	4.40	4.37	—	—	—	4.37
9/1/03 to 8/31/04	13.42	(0.06)	1.72	1.66	—	—	—	1.66
9/1/02 to 8/31/03	11.30	— (5)	2.12	2.12	—	—	—	2.12
Class B
9/1/07 to 3/31/08	$14.22	$(0.10)	$(1.54)	$(1.64)	$—	$(2.47)	$(2.47)	$(4.11)
9/1/06 to 8/31/07	17.07	(0.11)	0.39	0.28	—	(3.13)	(3.13)	(2.85)
9/1/05 to 8/31/06	18.26	(0.18)	0.95	0.77	—	(1.96)	(1.96)	(1.19)
9/1/04 to 8/31/05	14.27	(0.15)	4.14	3.99	—	—	—	3.99
9/1/03 to 8/31/04	12.79	(0.16)	1.64	1.48	—	—	—	1.48
9/1/02 to 8/31/03	10.85	(0.08)	2.02	1.94	—	—	—	1.94
Class C
9/1/07 to 3/31/08	$14.22	$(0.10)	$(1.54)	$(1.64)	$—	$(2.47)	$(2.47)	$(4.11)
9/1/06 to 8/31/07	17.07	(0.11)	0.39	0.28	—	(3.13)	(3.13)	(2.85)
9/1/05 to 8/31/06	18.26	(0.18)	0.95	0.77	—	(1.96)	(1.96)	(1.19)
9/1/04 to 8/31/05	14.27	(0.15)	4.14	3.99	—	—	—	3.99
9/1/03 to 8/31/04	12.79	(0.16)	1.64	1.48	—	—	—	1.48
9/1/02 to 8/31/03	10.85	(0.08)	2.02	1.94	—	—	—	1.94
Virtus Small-Mid Cap Fund
Class A
1/01/08 to 3/31/08	$17.31	$(0.02)	$(2.53)	$(2.55)	$—	$—	$—	$(2.55)
1/1/07 to 12/31/07	19.46	(0.12)	0.10	(0.02)	—	(2.13)	(2.13)	(2.15)
1/1/06 to 12/31/06	21.15	(0.12)	2.52	2.40	—	(4.09)	(4.09)	(1.69)
1/1/05 to 12/31/05	20.59	(0.09)	0.65	0.56	—	—	—	0.56
1/1/04 to 12/31/04	18.12	(0.10)	2.57	2.47	—	—	—	2.47
1/1/03 to 12/31/03	14.34	(0.09)	3.87	3.78	—	—	—	3.78
Class B
1/1/08 to 3/31/08	$16.48	$(0.05)	$(2.40)	$(2.45)	$—	$—	$—	$(2.45)
1/1/07 to 12/31/07	18.76	(0.26)	0.11	(0.15)	—	(2.13)	(2.13)	(2.28)
1/1/06 to 12/31/06	20.67	(0.28)	2.46	2.18	—	(4.09)	(4.09)	(1.91)
1/1/05 to 12/31/05	20.27	(0.23)	0.63	0.40	—	—	—	0.40
1/1/04 to 12/31/04	17.94	(0.24)	2.57	2.33	—	—	—	2.33
1/1/03 to 12/31/03	14.30	(0.20)	3.84	3.64	—	—	—	3.64
Class C
1/1/08 to 3/31/08	$16.50	$(0.05)	$(2.40)	$(2.45)	$—	$—	$—	$(2.45)
1/1/07 to 12/31/07	18.79	(0.26)	0.10	(0.16)	—	(2.13)	(2.13)	(2.29)
1/1/06 to 12/31/06	20.69	(0.28)	2.47	2.19	—	(4.09)	(4.09)	(1.90)
1/1/05 to 12/31/05	20.30	(0.23)	0.62	0.39	—	—	—	0.39
1/1/04 to 12/31/04	17.96	(0.24)	2.58	2.34	—	—	—	2.34
1/1/03 to 12/31/03	14.31	(0.20)	3.85	3.65	—	—	—	3.65
Class I
1/1/08 to 3/31/08	$17.60	$(0.01)	$(2.57)	$(2.58)	$—	$—	$—	$(2.58)
1/1/07 to 12/31/07	19.70	(0.08)	0.11	0.03	—	(2.13)	(2.13)	(2.10)
1/1/06 to 12/31/06	21.31	(0.07)	2.55	2.48	—	(4.09)	(4.09)	(1.61)
1/1/05 to 12/31/05	20.70	(0.04)	0.65	0.61	—	—	—	0.61
1/1/04 to 12/31/04	18.17	(0.06)	2.59	2.53	—	—	—	2.53
1/1/03 to 12/31/03	14.34	(0.05)	3.88	3.83	—	—	—	3.83

70	Virtus Mutual Funds

Net Asset Value, End of Period	Total Return(1)		Net Assets, End of Period (000’s)	Ratio of Net Operating Expenses to Average Net Assets		Ratio of Gross Operating Expenses to Average Net Assets		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover

$11.46	(13.15	)%(4)	$74,784	1.43	%(3)	1.63	%(3)	(0.62	)%(3)	60	%(4)
15.72	0.97		103,875	1.43		1.56		0.10		205
18.45	5.32		135,436	1.40		1.50		(0.28)		121
19.45	28.98		147,132	1.40		1.56		(0.17)		102
15.08	12.37		124,165	1.40		1.57		(0.38)		150
13.42	18.76		76,783	1.40		1.71		0.04		241

$10.11	(13.52	)%(4)	$12,007	2.18	%(3)	2.37	%(3)	(1.39	)%(3)	60	%(4)
14.22	0.26		19,552	2.18		2.31		(0.66)		205
17.07	4.57		30,567	2.15		2.25		(1.04)		121
18.26	27.96		42,081	2.15		2.31		(0.91)		102
14.27	11.57		43,801	2.15		2.33		(1.15)		150
12.79	17.88		40,696	2.15		2.46		(0.71)		241

$10.11	(13.51	)%(4)	$31,881	2.18	%(3)	2.37	%(3)	(1.38	)%(3)	60	%(4)
14.22	0.26		47,422	2.18		2.31		(0.65)		205
17.07	4.57		61,878	2.15		2.25		(1.03)		121
18.26	27.96		69,957	2.15		2.31		(0.91)		102
14.27	11.57		71,296	2.15		2.32		(1.14)		150
12.79	17.88		51,559	2.15		2.46		(0.72)		241

$14.76	(14.73	)%(4)	$20,204	1.66	%(3)	1.66	%(3)	(0.60	)%(3)	8	%(4)
17.31	(0.32)		25,534	1.45		1.45		(0.63)		18
19.46	11.70		33,383	1.47		1.47		(0.55)		26
21.15	2.72		38,170	1.42		1.42		(0.45)		22
20.59	13.63		73,825	1.41		1.41		(0.55)		16
18.12	26.36		39,656	1.51		1.51		(0.60)		17

$14.03	(14.87	)%(4)	$1,623	2.41	%(3)	2.41	%(3)	(1.35	)%(3)	8	%(4)
16.48	(1.04)		2,136	2.20		2.20		(1.39)		18
18.76	10.88		3,024	2.22		2.22		(1.30)		26
20.67	1.97		3,960	2.19		2.19		(1.19)		22
20.27	12.99		4,404	2.16		2.16		(1.31)		16
17.94	25.45		2,709	2.26		2.26		(1.35)		17

$14.05	(14.85	)%(4)	$6,569	2.41	%(3)	2.41	%(3)	(1.35	)%(3)	8	%(4)
16.50	(1.09)		8,590	2.20		2.20		(1.38)		18
18.79	10.93		11,646	2.22		2.22		(1.30)		26
20.69	1.92		14,102	2.19		2.19		(1.19)		22
20.30	13.03		17,845	2.16		2.16		(1.31)		16
17.96	25.59		12,565	2.26		2.26		(1.35)		17

$15.02	(14.66	)%(4)	$32,655	1.41	%(3)	1.41	%(3)	(0.36	)%(3)	8	%(4)
17.60	(0.11)		42,525	1.20		1.20		(0.38)		18
19.70	12.05		64,361	1.22		1.22		(0.30)		26
21.31	2.95		78,290	1.17		1.17		(0.18)		22
20.70	13.92		92,838	1.15		1.15		(0.32)		16
18.17	26.71		103,269	1.26		1.26		(0.35)		17

The footnote legend is at the end of the financial highlights.

Virtus Mutual Funds	71

Financial Highlights (continued)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(2)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Change in Net Asset Value
Virtus Strategic Growth Fund
Class A
5/1/07 to 3/31/08	$9.99	$(0.05)	$(0.44)	$(0.49)	$—	$—	$—	$(0.49)
5/1/06 to 4/30/07	9.78	(0.06)	0.27	0.21	—	—	—	0.21
5/1/05 to 4/30/06	8.59	(0.06)	1.25	1.19	—	—	—	1.19
5/1/04 to 4/30/05	8.64	(0.06)	0.01	(0.05)	—	—	—	(0.05)
5/1/03 to 4/30/04	7.17	(0.06)	1.53	1.47	—	—	—	1.47
5/1/02 to 4/30/03	9.06	(0.07)	(1.82)	(1.89)	—	—	—	(1.89)
Class B
5/1/07 to 3/31/08	$8.98	$(0.11)	$(0.39)	$(0.50)	$—	$—	$—	$(0.50)
5/1/06 to 4/30/07	8.86	(0.12)	0.24	0.12	—	—	—	0.12
5/1/05 to 4/30/06	7.84	(0.12)	1.14	1.02	—	—	—	1.02
5/1/04 to 4/30/05	7.94	(0.11)	0.01	(0.10)	—	—	—	(0.10)
5/1/03 to 4/30/04	6.64	(0.11)	1.41	1.30	—	—	—	1.30
5/1/02 to 4/30/03	8.46	(0.11)	(1.71)	(1.82)	—	—	—	(1.82)
Class C
5/1/07 to 3/31/08	$8.99	$(0.11)	$(0.39)	$(0.50)	$—	$—	$—	$(0.50)
5/1/06 to 4/30/07	8.87	(0.11)	0.23	0.12	—	—	—	0.12
5/1/05 to 4/30/06	7.85	(0.12)	1.14	1.02	—	—	—	1.02
5/1/04 to 4/30/05	7.95	(0.11)	0.01	(0.10)	—	—	—	(0.10)
5/1/03 to 4/30/04	6.65	(0.12)	1.42	1.30	—	—	—	1.30
5/1/02 to 4/30/03	8.47	(0.11)	(1.71)	(1.82)	—	—	—	(1.82)
Class I
5/1/07 to 3/31/08	$10.01	$(0.03)	$(0.44)	$(0.47)	$—	$—	$—	$(0.47)
9/29/06 (inception) to 4/30/07	9.26	(0.01)	0.76	0.75	—	—	—	0.75
Virtus Value Opportunities Fund
Class A
7/1/07 to 3/31/08	$13.67	$0.04	$(2.87)	$(2.83)	$(0.07)	$(0.26)	$(0.33)	$(3.16)
7/1/06 to 6/30/07	11.20	0.06	2.86	2.92	(0.05)	(0.40)	(0.45)	2.47
7/29/05 (inception) to 6/30/06	10.00	0.07	1.17	1.24	(0.04)	—	(0.04)	1.20
Class C
7/1/07 to 3/31/08	$13.60	$(0.03)	$(2.85)	$(2.88)	$(0.06)	$(0.26)	$(0.32)	$(3.20)
7/1/06 to 6/30/07	11.18	(0.03)	2.85	2.82	— (5)	(0.40)	(0.40)	2.42
7/29/05 (inception) to 6/30/06	10.00	— (5)	1.19	1.19	(0.01)	—	(0.01)	1.18

72	Virtus Mutual Funds

Net Asset Value, End of Period	Total Return(1)		Net Assets, End of Period (000’s)	Ratio of Net Operating Expenses to Average Net Assets		Ratio of Gross Operating Expenses to Average Net Assets		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover

$9.50	(4.90	)%(4)	$133,119	1.44	%(3)	1.44	%(3)	(0.53	)%(3)	75	%(4)
9.99	2.15		161,396	1.61		1.61		(0.61)		81
9.78	13.85		106,693	1.62		1.62		(0.66)		63
8.59	(0.58)		128,426	1.56		1.56		(0.67)		107
8.64	20.50		162,974	1.52		1.52		(0.73)		167
7.17	(20.86)		156,017	1.60		1.60		(0.95)		119

$8.48	(5.57	)%(4)	$6,242	2.19	%(3)	2.19	%(3)	(1.27	)%(3)	75	%(4)
8.98	1.35		9,932	2.36		2.36		(1.36)		81
8.86	13.01		7,885	2.37		2.37		(1.41)		63
7.84	(1.26)		11,006	2.32		2.32		(1.40)		107
7.94	19.58		24,989	2.27		2.27		(1.48)		167
6.64	(21.51)		30,755	2.34		2.34		(1.71)		119

$8.49	(5.56	)%(4)	$3,625	2.19	%(3)	2.19	%(3)	(1.27	)%(3)	75	%(4)
8.99	1.35		4,843	2.32		2.32		(1.30)		81
8.87	12.99		1,490	2.37		2.37		(1.42)		63
7.85	(1.26)		2,371	2.31		2.31		(1.42)		107
7.95	19.55		3,713	2.27		2.27		(1.48)		167
6.65	(21.49)		3,260	2.34		2.34		(1.71)		119

$9.54	(4.70	)%(4)	$5,689	1.19	%(3)	1.19	%(3)	(0.27	)%(3)	75	%(4)
10.01	8.10	(4)	7,208	1.27	(3)	1.27	(3)	(0.24	)(3)	81	(4)

$10.51	(21.06	)%(4)	$90,476	1.52	%(3)	1.55	%(3)	0.45	%(3)	103	%(4)
13.67	26.71		50,788	1.41		1.60		0.46		101
11.20	12.41	(4)	3,292	1.40	(3)(6)	7.45	(3)	0.72	(3)	136	(4)

$10.40	(21.54	)%(4)	$8,950	2.27	%(3)	2.31	%(3)	(0.33	)%(3)	103	%(4)
13.60	25.77		1,128	2.16		2.58		(0.22)		101
11.18	11.85	(4)	183	2.15	(3)(6)	8.19	(3)	(0.05	)(3)	136	(4)

Footnote Legend:

(1)	Sales charges, where applicable, are not reflected in the total return calculation.
(2)	Computed using average shares outstanding.
(3)	Annualized.
(4)	Not annualized.
(5)	Amount is less than $0.005.
(6)

For the Value Opportunities Fund, the ratio of net operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would have been 0.05% lower than the ratio shown in the table.

(7)

Due to a reorganization on June 9, 2006, the Growth Opportunities Fund is the successor of the Turner Strategic Growth Fund. Class A treats the past performance of the Turner Strategic Growth Fund as its own.

Virtus Mutual Funds	73

         M U T U A L    F U N D S

c/o State Street Bank and Trust Company

                    P.O. Box 8301

            Boston, MA 02266-8301

ADDITIONAL INFORMATION

You can find more information about the Funds in the following documents:

Annual and Semiannual Reports

Annual and semiannual reports contain more information about the Funds’ investments. The annual report discusses the market conditions and investment strategies that significantly affected the Funds’ performance during the last fiscal year.

Statement of Additional Information (SAI)

The SAI contains more detailed information about the Funds. It is incorporated by reference and is legally part of the prospectus.

To obtain free copies of these documents, you can download copies from the Individual Investors section of our Web site, VirtusInvestmentPartners.com, or you can request copies by calling us toll-free at 1-800-243-1574.

Information about the Funds (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s (SEC) Public Reference Room in Washington, DC. For information about the operation of the Public Reference Room, call 1-202-551-8090. This information is also available on the SEC’s Internet site at sec.gov. You may also obtain copies upon payment of a duplicating fee by writing the Public Reference Section of the SEC, Washington, DC 20549-6009 or by electronic request at publicinfo@sec.gov.

Mutual Fund Services: 1-800-243-1574

Text Telephone: 1-800-243-1926

Investment Company Act File No. 811-945	10-08
8019

Prospectus

M U T U A L    F U N D S

Virtus Mid-Cap Value Fund

	June 6, 2008,	Wouldn’t you rather have this
	as supplemented August 6, 2008,	document e-mailed to you?
	and September 12, 2008,	Eligible shareholders can sign up for
	and as revised October 1, 2008.	E-Delivery at VirtusInvestmentPartners.com

Not FDIC Insured	No Bank Guarantee	May Lose Value

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense. This prospectus contains important information that you should know before investing in the Virtus Mid-Cap Value Fund. Please read it carefully and retain it for future reference.

Virtus Mid-Cap Value Fund (formerly Phoenix Mid-Cap Value Fund)

Virtus Mid-Cap Value Fund

Important Notice: The Virtus Mid-Cap Value Fund is available for purchase by current shareholders and new investors on a limited basis. Please refer to “How to Buy Shares” for details.

Investment Objective

The Virtus Mid-Cap Value Fund has an investment objective of long-term growth of capital. There is no guarantee that the fund will achieve its objective. The fund’s investment objective may be changed without shareholder approval.

Principal Investment Strategies

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Under normal circumstances, the fund invests at least 80% of its assets in securities of mid-capitalization companies that, at the time of initial purchase, have market capitalizations within the range of companies included in the Russell Midcap® Index. Because mid-capitalization companies are defined by reference to an index, the market capitalization of companies in which the fund invests may vary with market conditions. As of March 31, 2008, the market capitalization range of companies included in the Russell Midcap® Index was $169.3 million to $45.4 billion. The fund’s policy of investing at least 80% of its assets in mid-capitalization companies may be changed only upon 60 days written notice to shareholders.

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The subadviser utilizes a “bottom-up” investment approach. The subadviser looks for companies that are both selling at a substantial discount to their private market value and that have restructuring and turnaround potential. The subadviser also looks for companies where there is potential for significant increase in earnings over a three-year period and for significant price appreciation over a three-year period.

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The subadviser employs a sell discipline pursuant to which it will sell a position when the price of the stock reaches the subadviser’s target price, when it has diminished confidence that management can execute the turnaround strategy, or when key management departs.

Temporary Defensive Strategy: During periods of adverse market conditions, the fund may take temporary defensive positions that are inconsistent with its principal investment strategies by holding all or part of its assets in cash and short-term money market instruments, including obligations of the U.S. Government, high-quality commercial paper, certificates of deposit, bankers’ acceptances, bank interest-bearing demand accounts, and repurchase agreements secured by U.S. Government securities. When this allocation happens, the fund may not achieve its objective.

Please see “Additional Investment Techniques” for other investment techniques of the fund.

Virtus Mid-Cap Value Fund	1

Risks Related to Principal Investment Strategies

If you invest in this fund, you risk losing your investment.

•	Equity Securities Risk – The risk that, generally, prices of equity securities are more volatile than those of fixed income securities.

•	Medium Company Risk – The risk that investments in smaller companies may be more volatile than investments in larger companies.

•	Value Stocks Risk – The risk that the fund’s focus on value investing will cause the fund to underperform when growth investing is in favor.

For a more detailed description of the above risks, see “Risks Related to Principal Investment Strategies”, page 5.

2	Virtus Mid-Cap Value Fund

Performance Tables

The Virtus Mid-Cap Value Fund (“Successor Fund”) is the successor of the FMI Sasco Contrarian Value Fund (the “Predecessor Fund”), resulting from a reorganization of the Predecessor Fund with and into the Phoenix Mid-Cap Value Fund on October 22, 2004. The Predecessor Fund, which commenced operations on December 30, 1997, offered only one class of shares. The Virtus Mid-Cap Value Fund treats the past performance of the Predecessor Fund as its own. Therefore the performance tables below include the performance of the shares of the Predecessor Fund prior to the Virtus Mid-Cap Value Fund’s commencement date.

The bar chart and table below provide some indication of the risks of investing in the Virtus Mid-Cap Value Fund. The bar chart shows changes in the fund’s performance from year to year over a 10-year period.(1) The table shows how the fund’s average annual returns compare with those of a broad-based securities market index and a more narrowly-based benchmark that reflects the market sectors in which the fund invests. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

(1) Annual returns in the chart above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. During the period shown in the chart above, the highest return for a quarter was 22.09% (quarter ended December 31, 2003) and the lowest return for a quarter was -19.91% (quarter ended September 30, 2002). For the 1998 through 2000 calendar years, Resource Capital Advisers, Inc. was the investment adviser to the Predecessor Fund. On October 15, 2001, Fiduciary Management, Inc. became the investment adviser to the Predecessor Fund. Since its inception on October 22, 2004, Virtus Investment Advisers, Inc. has been the investment adviser to the Successor Fund. Since the Predecessor Fund’s inception, the subadviser to the fund has been Sasco Capital Inc. (“Sasco”) and since inception, Sasco has been the subadviser to the Successor Fund. Year-to-date performance (through March 31, 2008) is -4.99%.

Virtus Mid-Cap Value Fund	3

Average Annual Total Returns (for the periods ended 12/31/07)(2)	1 Year	5 Years	10 Years	Since Inception(3)
				Class C
Class A
Return Before Taxes	(8.02)%	15.69%	9.52%	—
Return After Taxes on Distributions(4)	(8.85)%	15.45%	9.14%	—
Return After Taxes on Distributions and Sale of Fund Shares(4)(5)	(4.50)%	13.79%	8.25%	—
Class C
Return Before Taxes	(3.16)%	—	—	10.22%
Russell Midcap® Index(6)	5.60%	18.21%	9.91%	15.07%
Russell Midcap® Value Index(7)	(1.42)%	17.92%	10.18%	14.17%

(2) The Predecessor Fund’s average annual returns have been restated to reflect the deduction of the maximum sales charge for an investment in Class A Shares and a full redemption in Class C Shares.

(3) Class A Shares restated to reflect performance since inception of the Predecessor Fund on December 30, 1997; Class C Shares since October 22, 2004.

(4) The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The after-tax returns shown in the table above are for only one class of shares offered by the prospectus (Class A, formerly the sole class of the Predecessor Fund); after-tax returns for the classes will vary. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts.

(5) The Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than the Return After Taxes on Distributions for the same period if there was a tax loss realized on sale of fund shares. The benefit of the tax loss (to the extent it can be used to offset other gains) may result in a higher return.

(6) The Russell Midcap® Index is a market capitalization-weighted index of medium-capitalization stocks of U.S. companies. The index is calculated on a total-return basis with dividends reinvested. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.

(7) The Russell Midcap® Value Index is a market capitalization-weighted index of medium-capitalization, value-oriented stocks of U.S. companies. The index is calculated on a total-return basis with dividends reinvested. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.

Class I Shares have been in existence only since March 10, 2008 and have not had a full calendar year of investment operations. Therefore, performance information for Class I Shares is not included.

4	Virtus Mid-Cap Value Fund

Risks Related To Principal Investment Strategies

The value of the fund’s investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund’s investments decreases, you will lose money.

Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected and investments may fail to perform as the subadviser expects. As a result, the value of your shares may decrease.

Specific risks of investing in the fund are described in detail below.

Equity Securities Risk

Generally, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, equity securities will respond to events that affect entire financial markets or industries (such as changes in inflation or consumer demand) and to events that affect particular issuers (such as news about the success or failure of a new product).

Medium Company Risk

Companies with medium market capitalizations are often companies with a limited operating history or companies in industries that have recently emerged due to cultural, economic, regulatory or technological developments. Such developments can have a significant impact or negative effect on medium market capitalization companies and their stock performance and can make investment returns highly volatile. Product lines are often less diversified and more susceptible to competitive threats. Medium market capitalization stocks are subject to varying patterns of trading volume and may, at times, be difficult to sell.

Value Stocks Risk

Value stocks involve the risk that the value of the security will not be recognized for an unexpectedly long period of time, and that the security is not undervalued but is appropriately priced due to fundamental problems not yet apparent. Value-oriented funds typically underperform when growth investing is in favor.

Virtus Mid-Cap Value Fund	5

Fund Fees and Expenses

The tables below illustrate all fees and expenses that you may pay if you buy and hold Class A Shares, Class C Shares or Class I Shares of the fund.

	Class A Shares	Class C Shares	Class I Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the lesser of the value redeemed or the amount invested)	None(a)	1.00%(b)	None
Maximum Sales Charge (load) Imposed on Reinvested Dividends	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None

Annual Fund Operating Expenses (expenses that are deducted from fund assets)

	Class A Shares	Class C Shares	Class I Shares
Management Fees	0.75%	0.75%	0.75%
Distribution and Shareholder Servicing (12b-1) Fees(c)	0.25%	1.00%	None
Other Expenses(d)	0.39%	0.39%	0.39%

Total Annual Fund Operating Expenses(d)(e)	1.39%	2.14%	1.14%

(a) A contingent deferred sales charge of 1% may apply on certain redemptions made within one year following purchases on which a finder’s fee has been paid. The one-year period begins on the last day of the month preceding the month in which the purchase was made.

(b) The deferred sales charge is imposed on Class C Shares redeemed during the first year only.

(c) Distribution and Shareholder Servicing (12b-1) Fees represent an asset-based sales charge that, for a long-term shareholder, over time may be higher than the maximum front-end sales charge permitted by the Financial Industry Regulatory Authority (“FINRA”).

(d) Restated to reflect current fee structure.

(e) Actual Total Annual Fund Operating Expenses, after expense reimbursement under arrangements previously in effect, were 1.35% for Class A Shares and 2.10% for Class C Shares of the Mid-Cap Value Fund. The fund’s investment adviser may recapture operating expenses reimbursed or waived under previous expense limitation or waiver arrangements and made subsequent to August 23, 2007, for a period of three years following the end of the fiscal year in which such reimbursements or waivers occurred.

6	Virtus Mid-Cap Value Fund

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	1 year	3 years	5 years	10 years
Class A	$708	$990	$1,292	$2,148
Class C	$317	$670	$1,149	$2,472
Class I	$116	$362	$628	$1,386

You would pay the following expenses if you did not redeem your shares:

Class	1 year	3 years	5 years	10 years
Class C	$217	$670	$1,149	$2,472

Note: The example does not include the effects of the expense reimbursement obligations of the adviser; therefore your actual expenses may be lower than those shown.

Additional Investment Techniques

In addition to the Risks Related to Principal Investment Strategies, the fund may engage in additional investment techniques that present additional risks to the fund, as described below. Many of the additional investment techniques that the fund may use, as well as other investment techniques that are relied upon to a lesser degree, are more fully described in the Statement of Additional Information

Debt Securities

The fund may invest in nonconvertible or convertible debt securities of U.S. and foreign (non-U.S.) issuers including corporate notes, bonds and debentures that are rated within the three highest rating categories at the time of investment, or if unrated, are deemed by the subadviser to be of comparable quality. Generally, if interest rates rise, the value of debt securities will fall. Credit risk for debt obligations generally increases as the rating declines. Securities with lower credit ratings have a greater chance of principal and interest payment default. Debt obligations with longer maturities may be

Virtus Mid-Cap Value Fund	7

subject to price fluctuations due to interest rates, tax laws and other general market factors. Credit risk is determined at the date of investment. If the rating declines after the date of purchase, the fund is not obligated to sell the security. In addition, debt securities convertible into common stocks may have higher yields than common stocks but lower yields than comparable nonconvertible securities.

In addition to credit and interest rate risk, investing in debt securities carries certain other risks, including:

Redemption Risk – Debt securities sometime contain provisions that allow for redemption in the event of tax or security law changes, in addition to call features at the option of the issuer. In the event of a redemption, the fund may not be able to reinvest the proceeds at comparable rates of return. If a convertible debt security is called for redemption, the fund may have to redeem the security, convert it into common stock or sell it to a third party at a price and time that is not beneficial for the fund.

Limited Voting Rights – Debt securities typically do not provide any voting rights, except in cases when interest payments have not been made and the issuer is in default.

Liquidity – Certain debt securities may be substantially less liquid than many other securities such as U.S. Government securities or common stocks.

Derivatives

The fund may enter into derivative transactions (contracts whose value is derived from the value of an underlying asset, index or rate) including futures, options, non-deliverable forwards, forward foreign currency exchange contracts and swap agreements. The fund may use derivatives to hedge against factors that affect the value of its investments such as interest rates and foreign currency exchange rates. The fund may also utilize derivatives as part of its overall investment technique to gain or lessen exposure to various securities, markets and currencies.

Derivatives typically involve greater risks than traditional investments. It is generally more difficult to ascertain the risk of, and to properly value, derivative contracts. Derivative contracts are usually less liquid than traditional securities and are subject to counterparty risk (the risk that the other party to the contract will default or otherwise not be able to perform its contractual obligations). In addition, some derivatives transactions may involve potentially unlimited losses. Derivatives contracts entered into for hedging purposes may also subject the fund to losses if the contracts do not correlate with the assets, index or rates they were designed to hedge. Gains and losses derived from hedging transactions are, therefore, more dependent upon the adviser’s or subadviser’s ability to correctly predict the movement of the underlying asset prices, indexes or rates.

High Yield-High Risk (Junk Bond) Securities

High yield-high risk fixed income securities entail greater price volatility and credit and interest rate risk than investment-grade securities. Analysis of the creditworthiness of high yield-high risk fixed income issuers is more complex than for higher-rated securities, making it more difficult for the subadviser to accurately predict risk. There is a greater risk with high yield-high risk fixed income

8	Virtus Mid-Cap Value Fund

securities that an issuer will not be able to make principal and interest payments when due. If the fund pursues missed payments, there is a risk that fund expenses could increase. In addition, lower-rated securities may not trade as often and may be less liquid than higher-rated securities.

Preferred Stocks

Preferred stocks involve credit risk, which is the risk that a preferred stock will decline in price, or fail to pay dividends when expected, because the issuer experiences a decline in its financial status. In addition to credit risk, investment in preferred stocks involves certain other risks, including skipping or deferring distributions, and redemption in the event of certain legal or tax changes or at the issuer’s call. Preferred stocks are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments. Preferred stocks may be significantly less liquid than many other securities, such as U.S. Government securities, corporate debt or common stock.

Securities Lending

The fund may loan portfolio securities with a value up to one-third of its total assets to increase investment returns. If the borrower is unwilling or unable to return the borrowed securities when due, the fund can suffer losses.

U.S and Foreign Government Securities

The fund may invest in Treasury bills, notes and bonds issued by the U.S. Government, its agencies and instrumentalities, and securities issued by foreign governments and supranational agencies (such as the World Bank). Not all government securities are backed by the full faith and credit of the issuing country, including the United States, but rather are the obligation solely of the entity through which they are issued.

Unrated Securities

The fund may invest in unrated securities. Unrated securities may not be lower in quality than rated securities, but due to their perceived risk they may not have as broad a market as rated securities. Analysis of unrated securities is more complex than for rated securities, making it more difficult for the adviser or subadviser to accurately predict risk.

The fund may buy other types of securities or employ other portfolio management techniques. Please refer to the Statement of Additional Information for more detailed information about these and other investment techniques of the fund.

Virtus Mid-Cap Value Fund	9

Management of the Fund

The Adviser

Virtus Investment Advisers Counsel, Inc. (“VIA”) is the investment adviser to the fund and is located at 56 Prospect Street, Hartford, CT 06115. VIA acts as the investment adviser for over 50 mutual funds and as adviser to institutional clients. As of March 31, 2008, VIA had approximately $1.6 billion in assets under management. VIA has acted as an investment adviser for over 70 years.

Subject to the direction of the fund’s Board of Trustees, VIA is responsible for managing the fund’s investment program and for the general operations of the fund, including oversight of the fund’s subadviser. The fund’s subadviser manages the investments of the fund.

The fund pays VIA an investment management fee that is accrued daily against the value of the fund’s net assets at the annual rate of 0.75%.

The Subadviser

Sasco Capital Inc. (“Sasco”) is located at 10 Sasco Hill Road, Fairfield, CT 06824. Sasco has been an investment adviser since 1985 and as of March 31, 2008, Sasco had approximately $4.2 billion in assets under management.

VIA pays Sasco a subadvisory fee which is calculated at the rate of 47.5% of the gross investment management fee.

A discussion regarding the basis for the Board of Trustees approving the advisory and subadvisory agreements for the Mid-Cap Value Fund is available in the fund’s semiannual report covering the period July 1, 2007 through December 31, 2007.

Portfolio Management

Bruce Bottomley, Mark Helderman and Daniel Leary are jointly and primarily responsible for the day-to-day management of the Mid-Cap Value Fund’s portfolio.

Since its inception on October 22, 2004, Mr. Bottomley has served as a portfolio manager of the fund and previously served as portfolio manager of the Predecessor Fund since its inception in 1997. He is Managing Director and Portfolio Manager of Sasco. Mr. Bottomley has 35 years of investment experience and was a founding partner of Sasco in 1986.

Since its inception on October 22, 2004, Mr. Helderman has served as a portfolio manager of the fund. He is Managing Director and Portfolio Manager of Sasco. Mr. Helderman has 21 years of investment experience and joined Sasco in 1997.

10	Virtus Mid-Cap Value Fund

Since its inception on October 22, 2004, Mr. Leary has served as a portfolio manager of the fund and previously served as portfolio manager of the Predecessor Fund since its inception in 1997. He is Managing Director and Portfolio Manager of Sasco. Mr. Leary has 36 years of investment experience and was a founding partner of Sasco in 1986.

Please refer to the Statement of Additional Information for additional information about the fund’s Portfolio Managers, including the structure of and method of computing compensation, other accounts they manage and their ownership of shares of the fund.

Pricing of Fund Shares

How is the Share Price determined?

The fund calculates a share price for each class of its shares. The share price for each class is based on the net assets of the fund and the number of outstanding shares of that class. In general, the fund calculates a share price for each class by:

•	adding the values of all securities and other assets of the fund;

•	subtracting liabilities; and

•	dividing the result by the total number of outstanding shares of that class.

Assets: Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or, if no closing price is available, at the last bid price. Shares of other investment companies are valued at such companies’ net asset values. Debt securities (other than short-term investments) are valued on the basis of broker quotations or valuations provided by a pricing service, which in determining value utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. As required, some securities and assets are valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees. Other assets, such as accrued interest, accrued dividends and cash are also included in determining the fund’s net asset value.

Liabilities: Accrued liabilities for class -specific expenses (if any), distribution fees, service fees and other liabilities are deducted from the assets of each class. Accrued expenses and liabilities that are not class-specific (such as management fees) are allocated to each class in proportion to each class’s net assets except where an alternative allocation can be more appropriately made.

Virtus Mid-Cap Value Fund	11

Net Asset Value: The liabilities allocated to a class are deducted from the proportionate interest of such class in the assets of the fund. The resulting amount for each class is then divided by the number of shares outstanding of that class to produce each class’s net asset value per share.

The net asset value per share (“NAV”) of each class of the fund is determined as of the close of regular trading (normally 4:00 PM eastern time) on days when the New York Stock Exchange (the “NYSE”) is open for trading. The fund will not calculate its net asset value per share class on days when the NYSE is closed for trading. If the fund holds securities that are traded on foreign exchanges that trade on weekends or other holidays when the fund does not price its shares, the net asset value of the fund’s shares may change on days when shareholders will not be able to purchase or redeem the find’s shares.

How are securities fair valued?

If market quotations are not readily available or where available prices are not reliable, the fund determines a “fair value” for an investment according to policies and procedures approved by the Board of Trustees. The types of assets for which such pricing might be required include: (i) securities whose trading has been suspended; (ii) securities where the trading market is unusually thin or trades have been infrequent; (iii) debt securities that have recently gone into default and for which there is no current market quotation; (iv) a security whose market price is not available from an independent pricing source and for which otherwise reliable quotes are not available; (v) securities of an issuer that has entered into a restructuring; (vi) a security whose price as provided by any pricing source, does not, in the opinion of the adviser/subadviser, reflect the security’s market value; (vii) foreign securities subject to trading collars for which no or limited trading takes place; and (viii) securities where the market quotations are not readily available as a result of “significant” events. This list is not inclusive of all situations that may require a security to be fair valued, nor is it intended to be conclusive in determining whether a specific event requires fair valuation.

The value of any portfolio security held by the fund for which market quotations are not readily available shall be determined in good faith and in a manner that assesses the security’s “fair value” on the valuation date (i.e., the amount that the fund might reasonably expect to receive for the security upon its current sale), based on a consideration of all available facts and all available information, including, but not limited to, the following: (i) the fundamental analytical data relating to the investment; (ii) an evaluation of the forces which influence the market in which these securities are purchased and sold (e.g., the existence of merger proposals or tender offers that might affect the value of the security); (iii) price quotes from dealers and/or pricing services; (iv) an analysis of the issuer’s financial statements; (v) trading volumes on markets, exchanges or among dealers; (vi) recent news about the security or issuer; (vii) changes in interest rates; (viii) information obtained from the issuer, analysts, other financial institutions and/or the appropriate stock exchange (for exchange traded securities); (ix) whether two or more dealers with whom the adviser/subadviser regularly effects trades are willing to purchase or sell the security at comparable prices; (x) other news events or relevant matters; and (xi) government (domestic or foreign) actions or pronouncements.

Certain foreign common stocks may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, events (such as movement

12	Virtus Mid-Cap Value Fund

in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the fund calculates its net asset value (generally, the close of regular trading on the NYSE) that may impact the value of securities traded in these foreign markets. In such cases, information from an external vendor may be utilized to adjust closing market prices of certain foreign common stocks to reflect their fair value. Because the frequency of significant events is not predictable, fair valuation of certain foreign common stocks may occur on a frequent basis.

The value of a security, as determined using the fund’s fair valuation procedures, may not reflect such security’s market value.

At what price are shares purchased?

All investments received by the fund’s authorized agents prior to the close of regular trading on the NYSE (normally 4:00 PM eastern time) will be executed based on that day’s net asset value. Shares credited to your account from the reinvestment of the fund’s distributions will be in full and fractional shares that are purchased at the next-determined net asset value following the dividend record date.

Sales Charges

What are the classes and how do they differ?

The fund offers three classes of shares. Each class of shares has different sales and distribution charges. (See “Fund Fees and Expenses” previously in this prospectus.) For certain classes of shares, the fund has adopted distribution and service plans allowed under Rule 12b-1 of the Investment Company Act of 1940, as amended (the “1940 Act”), that authorize the fund to pay distribution and service fees for the sale of its shares and for services provided to shareholders.

What arrangement is best for you?

The different classes of shares permit you to choose the method of purchasing shares that is most beneficial to you. In choosing a class of shares, consider the amount of your investment, the length of time you expect to hold the shares, whether you decide to receive distributions in cash or to reinvest them in additional shares, and any other personal circumstances. Depending upon these considerations, the accumulated distribution and service fees and contingent deferred sales charges of one class of shares may be more or less than the initial sales charge and accumulated distribution and service fees of another class of shares bought at the same time. Because distribution and service fees are paid out of the fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Your financial representative should recommend only those arrangements that are suitable for you based on known information. In certain instances, you may be entitled to a reduction or waiver of sales

Virtus Mid-Cap Value Fund	13

charges. For instance, you may be entitled to a sales charge discount on Class A Shares if you purchase more than certain breakpoint amounts. You should inform or inquire of your financial representative whether or not you may be entitled to a sales charge discount attributable to your total holdings in a fund or affiliated funds. To determine eligibility for a sales charge discount, you may aggregate all of your accounts (including joint accounts, IRAs, non-IRAs, etc.) and those of your spouse and minor children. The financial representative may request you to provide an account statement or other holdings information to determine your eligibility for a breakpoint and to make certain all involved parties have the necessary data.

Additional information about the classes of shares offered, sales charges, breakpoints and discounts follows in this section and also may be found in the Statement of Additional Information in the section entitled “How to Buy Shares.” This information is available free of charge, and in a clear and prominent format, at the Individual Investors section of the Virtus Mutual Funds’ Web site at VirtusInvestmentPartners.com. Please be sure that you fully understand these choices before investing. If you or your financial representative requires additional assistance, you may also contact Mutual Fund Services by calling toll-free (800) 243-1574.

Class A Shares. If you purchase Class A Shares, you will pay a sales charge at the time of purchase equal to 5.75% of the offering price (6.10% of the amount invested)(1). The sales charge may be reduced or waived under certain conditions. (See “Initial Sales Charge Alternative—Class A Shares” below.) Generally, Class A Shares are not subject to any charges by the fund when redeemed; however, in cases where a finder’s fee has been paid, a 1% contingent deferred sales charge (“CDSC”) may be imposed on redemptions if made within one year of original purchase. The one-year period begins on the last day of the month preceding the month in which the purchase was made. Class A Shares have lower distribution and service fees (0.25%) and pay higher dividends than Class C Shares.

Class C Shares. If you purchase Class C Shares, you will not pay a sales charge at the time of purchase. If you sell your Class C Shares within the first year after they are purchased, you will pay a deferred sales charge of 1%. (See “Deferred Sales Charge Alternative—Class C Shares” below.) Class C Shares do not convert to any other class of shares of the fund, so the higher distribution and service fees paid by Class C Shares continue for the life of the account.

Class I Shares. Class I Shares are offered primarily to institutional investors, such as pension and profit sharing plans, other employee benefit trusts, endowments, foundations and corporations who purchase at or above the minimum amount; to private clients of, or referred by, the adviser, subadviser and their affiliates; to clients of registered investment advisers who charge an advisory, consulting or other fee for their services; or through certain wrap programs with which the Distributor has an arrangement. If you are eligible to purchase and do purchase Class I Shares, you will pay no sales charge at any time. There are no distribution and service fees applicable to Class I Shares. For additional information about purchasing Class I Shares, please contact Mutual Fund Services by calling (800) 243-1574.

(1) Shareholders of the Mid-Cap Value Fund who originally became shareholders through the reorganization of the FMI Sasco Contrarian Fund on October 22, 2004 are not required to pay a sales load for new purchases of Class A Shares of the Mid-Cap Value Fund.

14	Virtus Mid-Cap Value Fund

Initial Sales Charge Alternative—Class A Shares

The public offering price of Class A Shares is the net asset value plus a sales charge that varies depending on the size of your purchase. (See “Class A Shares—Reduced Initial Sales Charges” in the Statement of Additional Information.) Shares purchased based on the automatic reinvestment of income dividends or capital gain distributions are not subject to any sales charges. The sales charge is divided between your investment dealer and the fund’s underwriter (Virtus Equity Planning Corporation, “PEPCO” or “Distributor”).

Sales Charge you may pay to purchase Class A Shares

	Sales Charge as a percentage of
Amount of Transaction at Offering Price	Offering Price	Net Amount Invested
Under $50,000	5.75%	6.10%
$50,000 but under $100,000	4.75	4.99
$100,000 but under $250,000	3.75	3.90
$250,000 but under $500,000	2.75	2.83
$500,000 but under $1,000,000	2.00	2.04
$1,000,000 or more	None	None

Class A Sales Charge Reductions and Waivers

Investors may reduce or eliminate sales charges applicable to purchases of Class A Shares through utilization of Combination Purchase Privilege, Letter of Intent, Right of Accumulation, Purchase by Associations or the Account Reinstatement Privilege. These programs are summarized below and are described in greater detail in the Statement of Additional Information. Investors buying Class A Shares on which a finder’s fee has been paid may incur a 1% deferred sales charge if they redeem their shares within one year of purchase.

Combination Purchase Privilege. Your purchase of any class of shares of the fund or any other Virtus Mutual Fund (other than any Virtus money market fund), if made at the same time by the same person, will be added together with any existing Virtus Mutual Fund account values to determine whether the combined sum entitles you to an immediate reduction in sales charges. A “person” is defined in this and the following sections as: (a) any individual, their spouse and minor children purchasing shares for his or their own account (including an IRA account) including his or their own trust; (b) a trustee or other fiduciary purchasing for a single trust, estate or single fiduciary account (even though more than one beneficiary may exist); (c) multiple employer trusts or Section 403(b) plans for the same employer; (d) multiple accounts (up to 200) under a qualified employee benefit plan or administered by a third party administrator; or (e) trust companies, bank trust departments, registered investment advisers, and similar entities placing orders or providing administrative services with respect to accounts over which they exercise discretionary investment authority and which are held in a fiduciary, agency, custodial or similar capacity, provided all shares are held of record in the name, or nominee name, of the entity placing the order.

Virtus Mid-Cap Value Fund	15

Letter of Intent. If you sign a Letter of Intent, your purchase of any class of shares of the fund or any other Virtus Mutual Fund (other than any Virtus money market fund), if made by the same person within a 13-month period, will be added together to determine whether you are entitled to an immediate reduction in sales charges. Sales charges are reduced based on the overall amount you indicate that you will buy under the Letter of Intent. The Letter of Intent is a mutually non-binding arrangement between you and the Distributor. Shares worth 5% of the amount of each purchase will be held in escrow (while remaining registered in your name) to secure payment of the higher sales charges applicable to the shares actually purchased in the event the full intended amount is not purchased.

Right of Accumulation. The value of your account(s) in any class of shares of the fund or any other Virtus Mutual Fund (other than any Virtus money market fund) if made over time by the same person, may be added together at the time of each purchase to determine whether the combined sum entitles you to a prospective reduction in sales charges. You must provide certain account information to the Distributor at the time of purchase to exercise this right.

Purchase by Associations. Certain groups or associations may be treated as a “person” and qualify for reduced Class A Share sales charges. The group or association must: (1) have been in existence for at least six months; (2) have a legitimate purpose other than to purchase mutual fund shares at a reduced sales charge; (3) work through an investment dealer; or (4) not be a group whose sole reason for existing is to consist of members who are credit card holders of a particular company, policyholders of an insurance company, customers of a bank or a broker-dealer or clients of an investment adviser.

Account Reinstatement Privilege. Subject to the fund’s policies and procedures regarding market timing, for 180 days after you sell your Class A or Class C Shares on which you have previously paid a sales charge, you may purchase Class A Shares of any Virtus Mutual Fund at net asset value, with no sales charge, by reinvesting all or part of your proceeds, but not more.

Sales at Net Asset Value. In addition to the programs summarized above, the fund may sell its Class A Shares at net asset value without an initial sales charge to certain types of accounts or account holders, including, but not limited to: trustees of the Virtus Mutual Funds; directors, officers, employees and sales representatives of the adviser, subadviser (if any) or Distributor or a corporate affiliate of the adviser, subadviser or Distributor; private clients of an adviser or subadviser to any of the Virtus Mutual Funds; registered representatives and employees of dealers with which the Distributor has sales agreements; and certain qualified employee benefit plans, endowment funds or foundations. Please see the Statement of Additional Information for more information about qualifying for purchases of Class A Shares at net asset value.

Deferred Sales Charge Alternative—Class C Shares

Class C Shares are purchased without an initial sales charge; however, shares sold within a specified time period are subject to a declining CDSC at the rates listed below. The sales charge will be multiplied by the then current market value or the initial cost of the shares being redeemed, whichever is less. No sales charge will be imposed on increases in net asset value or on shares purchased through the reinvestment of income dividends or capital gain distributions. To minimize the sales charge,

16	Virtus Mid-Cap Value Fund

shares not subject to any charge will be redeemed first, followed by shares held the longest time. To calculate the number of shares owned and time period held, all Class C Shares are considered purchased on the trade date.

Deferred Sales Charge you may pay to sell Class C Shares

Year	1	2+
CDSC	1%	0%

Compensation to Dealers

Dealers with whom the Distributor has entered into sales agreements receive a discount or commission on Class A Shares as described below.

Amount of Transaction at Offering Price	Sales Charge as a Percentage of Offering Price	Sales Charge as a Percentage of Amount Invested	Dealer Discount as a Percentage of Offering Price
Under $50,000	5.75%	6.10%	5.00%
$50,000 but under $100,000	4.75	4.99	4.25
$100,000 but under $250,000	3.75	3.90	3.25
$250,000 but under $500,000	2.75	2.83	2.25
$500,000 but under $1,000,000	2.00	2.04	1.75
$1,000,000 or more	None	None	None

In addition to the dealer discount on purchases of Class A Shares, the Distributor intends to pay investment dealers a sales commission of 1% of the sale price of Class C Shares sold by such dealers. (This sales commission will not be paid to dealers for sales of Class C Shares purchased by 401(k) participants of the Merrill Lynch Daily K Plan due to a waiver of the CDSC for these plan participants’ purchases.) Your broker, dealer or financial advisor may also charge you additional commissions or fees for their services in selling shares to you provided they notify the Distributor of their intention to do so.

Dealers and other entities that enter into special arrangements with the Distributor may receive compensation for the sale and promotion of shares of the fund and/or for providing other shareholder services. Such fees are in addition to the sales commissions referenced above and may be based upon the amount of sales of fund shares by a dealer; the provision of assistance in marketing of fund shares; access to sales personnel and information dissemination services; provision of recordkeeping and administrative services to qualified employee benefit plans; and other criteria as established by the Distributor. Depending on the nature of the services, these fees may be paid either from the fund through distribution fees, service fees or transfer agent fees or, in some cases, the Distributor may pay certain fees from its own profits and resources. From its own profits and resources, the Distributor does intend to: (a) from time to time, pay special incentive and retention fees to qualified wholesalers, registered financial institutions and third party marketers; (b) pay broker-dealers a finder’s fee in an amount equal to 1% of the first $3 million of Class A Share purchases by an account held in the name of a qualified employee benefit plan with at least 100 eligible employees, 0.50% on the next $3 million,

Virtus Mid-Cap Value Fund	17

plus 0.25% on the amount in excess of $6 million; and (c) excluding purchases as described in (b) above, pay broker-dealers an amount equal to 1.00% of the amount of Class A Shares sold from $1,000,000 to $3,000,000, 0.50% on amounts of $3,000,001 to $10,000,000 and 0.25% on amounts greater than $10,000,000. If part or all of such investment as described in (b) and (c) above, including investments by qualified employee benefit plans, is subsequently redeemed within one year, a 1% CDSC may apply, except for redemptions of shares purchased on which a finder’s fee would have been paid where such investor’s dealer of record, due to the nature of the investor’s account, notifies the Distributor prior to the time of the investment that the dealer waives the finder’s fee otherwise payable to the dealer, or agrees to receive such finder’s fee ratably over a 12-month period. For purposes of determining the applicability of the CDSC, the one-year CDSC period begins on the last day of the month preceding the month in which the purchase was made. Any dealer who receives more than 90% of a sales charge may be deemed to be an “underwriter” under the Securities Act of 1933. PEPCO reserves the right to discontinue or alter such fee payment plans at any time.

From its own resources or pursuant to the distribution and shareholder servicing plans, and subject to the dealers’ prior approval, the Distributor may provide additional compensation to registered representatives of dealers in the form of travel expenses, meals, and lodging associated with training and educational meetings sponsored by the Distributor. The Distributor may also provide gifts amounting in value to less than $100, and occasional meals or entertainment, to registered representatives of dealers. Any such travel expenses, meals, lodging, gifts or entertainment paid will not be preconditioned upon the registered representatives’ or dealers’ achievement of a sales target. The Distributor may, from time to time, reallow the entire portion of the sales charge on Class A Shares which it normally retains to individual selling dealers. However, such additional reallowance generally will be made only when the selling dealer commits to substantial marketing support such as internal wholesaling through dedicated personnel, internal communications and mass mailings.

The Distributor has agreed to pay fees to certain distributors for preferred marketing opportunities. These arrangements may be viewed as creating a conflict of interest between these distributors and investors. Investors should make due inquiry of their selling agents to ensure that they are receiving the requisite point of sale disclosures and suitable recommendations free of any influence by reason of these arrangements.

18	Virtus Mid-Cap Value Fund

Your Account

Opening an Account

Your financial advisor can assist you with your initial purchase as well as all phases of your investment program. If you are opening an account by yourself, please follow the instructions outlined below. These procedures do not apply to purchases of Class I Shares. For information about purchasing Class I Shares, please contact the fund’s Transfer Agent at (800) 243-1574.

The fund has established the following preferred methods of payment for fund shares:

•	Checks drawn on an account in the name of the investor and made payable to Virtus Mutual Funds;

•	Checks drawn on an account in the name of the investor’s company or employer and made payable to Virtus Mutual Funds; or

•	Wire transfers or Automated Clearing House (ACH) transfers from an account in the name of the investor, or the investor’s company or employer.

Payment in other forms may be accepted at the discretion of the fund. Please specify the name(s) of the fund or funds in which you would like to invest on the check or transfer instructions.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. Accordingly, when you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. We may check the information you provide against publicly available databases, information obtained from consumer reporting agencies, other financial institutions or other sources. If, after reasonable effort, we cannot verify your identity, we reserve the right to close the account and redeem the shares at the net asset value next calculated after the decision is made by us to close the account.

Virtus Mid-Cap Value Fund	19

Step 1.

Your first choice will be the initial amount you intend to invest in the fund.

Minimum initial investments:

•

$25 for individual retirement accounts (IRAs), accounts that use the systematic exchange privilege, or accounts that use the Systematic Purchase program. (See below for more information on the Systematic Purchase program.)

•

There is no initial dollar requirement for defined contribution plans, asset-based fee programs, profit-sharing plans, or employee benefit plans. There is also no minimum for reinvesting dividends and capital gains into another account.

•	$500 for all other accounts.

Minimum additional investments:

•	$25 for any account.

•

There is no minimum additional investment requirement for defined contribution plans, asset-based fee programs, profit-sharing plans, or employee benefit plans. There is also no minimum additional investment requirement for reinvesting dividends and capital gains into an existing account.

The fund reserves the right to refuse any purchase order for any reason.

Step 2.

Your second choice will be what class of shares to buy. Each share class, except Class I Shares, has different sales and distribution charges. Because all future investments in your account will be made in the share class you choose when you open your account, you should make your decision carefully. Your financial advisor can help you pick the share class that makes the most sense for your situation.

Step 3.

Your next choice will be how you want to receive any dividends and capital gain distributions. Your options are:

•	Receive both dividends and capital gain distributions in additional shares;

•	Receive dividends in additional shares and capital gain distributions in cash;

•	Receive dividends in cash and capital gain distributions in additional shares; or

•	Receive both dividends and capital gain distributions in cash.

No interest will be paid on uncashed distribution checks.

20	Virtus Mid-Cap Value Fund

How to Buy Shares

To Open An Account (Class A and Class C Shares only)
Through a financial advisor	Contact your advisor. Some advisors may charge a fee and may set different minimum investments or limitations on buying shares.
Through the mail	Complete a New Account Application and send it with a check payable to the fund. Mail them to: State Street Bank, P.O. Box 8301, Boston, MA 02266-8301.
Through express delivery	Complete a New Account Application and send it with a check payable to the fund. Send them to: Boston Financial Data Services, Attn.: Virtus Mutual Funds, 30 Dan Road, Canton, MA 02021-2809.
By Federal Funds wire	Call us at (800) 243-1574 (press 1, then 0).
By Systematic Purchase	Complete the appropriate section on the application and send it with your initial investment payable to the fund. Mail them to: State Street Bank, P.O. Box 8301, Boston, MA 02266-8301.
By telephone exchange	Call us at (800) 243-1574 (press 1, then 0).

The price at which a purchase is effected is based on the net asset value determined after the receipt of a purchase order by the fund’s Transfer Agent.

Important Information

The fund is available for purchase by current shareholders and new investors on a limited basis, as described below.

•	Current shareholders of the fund may add to their accounts through the purchase of additional shares and through the reinvestment of dividends and capital gains.

•	Exchanges into the fund may be made by current shareholders and qualified new investors.

•	An investor who has previously entered into a letter of intent with the distributor may fulfill the obligation.

•	Trustees of the fund, employees of VIA and of Sasco, and their family members, may open new accounts.

•	Defined Contribution and Defined Benefit plans, and other plans or accounts may purchase the fund at the Distributor’s discretion.

•

New investors may purchase the fund through a registered broker, dealer, financial planner, consultant, registered investment adviser, or other financial intermediary with which the distributor has made arrangements to continue to offer the fund.

The fund reserves the right to refuse any order that may disrupt the efficient management of the fund.

Virtus Mid-Cap Value Fund	21

How to Sell Shares

You have the right to have the fund buy back shares at the net asset value next determined after receipt of a redemption request in good order by the fund’s Transfer Agent or an authorized agent. In the case of a Class C Share redemption and certain Class A Share redemptions, you will be subject to the applicable contingent deferred sales charge, if any, for such shares. Subject to certain restrictions, shares may be redeemed by telephone or in writing. In addition, shares may be sold through securities dealers, brokers or agents who may charge customary commissions or fees for their services. The fund does not charge any redemption fees. Payment for shares redeemed is made within seven days; however, redemption proceeds will not be disbursed until each check used for purchases of shares has been cleared for payment by your bank, which may take up to 15 days after receipt of the check.

For information about selling Class I Shares, please contact the fund’s Transfer Agent at (800) 243-1574.

To Sell Shares (Class A and Class C Shares only)
Through a financial advisor	Contact your advisor. Some advisors may charge a fee and may set different minimums on redemptions of accounts.
Through the mail	Send a letter of instruction and any share certificates (if you hold certificate shares) to: State Street Bank, P.O. Box 8301, Boston, MA 02266-8301. Be sure to include the registered owner’s name, fund and account number, and number of shares or dollar value you wish to sell.
Through express delivery	Send a letter of instruction and any share certificates (if you hold certificate shares) to: Boston Financial Data Services, Attn.: Virtus Mutual Funds, 30 Dan Road, Canton, MA 02021-2809. Be sure to include the registered owner’s name, fund and account number, and number of shares or dollar value you wish to sell.
By telephone	For sales up to $50,000, requests can be made by calling (800) 243-1574.
By telephone exchange	Call us at (800) 243-1574 (press 1, then 0).

22	Virtus Mid-Cap Value Fund

Things You Should Know When Selling Shares

You may realize a taxable gain or loss (for federal income tax purposes) if you redeem shares of the fund. The fund reserves the right to pay large redemptions “in-kind” (i.e., in securities owned by the fund) rather than in cash. Large redemptions are those that exceed $250,000 or 1% of the applicable fund’s net assets, whichever is less, over any 90-day period. Additional documentation will be required for redemptions by organizations, fiduciaries, or retirement plans, or if a redemption is requested by anyone but the shareholder(s) of record. Transfers between broker-dealer “street” accounts are governed by the accepting broker-dealer. Questions regarding this type of transfer should be directed to your financial advisor. Redemption requests will not be honored until all required documents, in proper form, have been received. To avoid delay in redemption or transfer, shareholders having questions about specific requirements should contact the fund’s Transfer Agent at (800) 243-1574.

Redemptions by Mail

è	If you are selling shares held individually, jointly, or as custodian under the Uniform Gifts to Minors Act or Uniform Transfers to Minors Act:

Send a clear letter of instructions if all of these apply:

•	The proceeds do not exceed $50,000.

•	The proceeds are payable to the registered owner at the address on record.

Send a clear letter of instructions with a signature guarantee when any of these apply:

•	You are selling more than $50,000 worth of shares.

•	The name or address on the account has changed within the last 30 days.

•	You want the proceeds to go to a different name or address than on the account.

è	If you are selling shares held in a corporate or fiduciary account, please contact the fund’s Transfer Agent at (800) 243-1574.

The signature guarantee, if required, must include a STAMP 2000 Medallion guarantee made by an eligible guarantor institution as defined by the fund’s Transfer Agent in accordance with its signature guarantee procedures. Guarantees using previous technology medallions will not be accepted. Currently, the Transfer Agent’s signature guarantee procedures generally permit guarantees by banks, broker-dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations.

Virtus Mid-Cap Value Fund	23

Selling Shares by Telephone

The Transfer Agent will use reasonable procedures to confirm that telephone instructions are genuine. Address and bank account information are verified, redemption instructions are taped, and all redemptions are confirmed in writing.

The individual investor bears the risk from instructions given by an unauthorized third party that the Transfer Agent reasonably believed to be genuine.

The Transfer Agent may modify or terminate the telephone redemption privilege at any time with 60 days notice to shareholders, except for instances of disruptive trading or market timing; in such cases, the telephone redemption privilege may be suspended immediately, followed by written notice. (See “Disruptive Trading and Market Timing” in this Prospectus.)

During times of drastic economic or market changes, telephone redemptions may be difficult to make or temporarily suspended.

Account Policies

Account Reinstatement Privilege

Subject to the fund’s policies and procedures regarding market timing, for 180 days after you sell your Class A Shares or Class C Shares on which you previously paid a sales charge, you may purchase Class A Shares of any Virtus Mutual Fund at net asset value, with no sales charge, by reinvesting all or part of your proceeds, but not more. Send your written request to State Street Bank, P.O. Box 8301, Boston, MA 02266-8301. You can call us at (800) 243-1574 for more information.

Please remember, a redemption and reinvestment are considered to be a sale and purchase for tax-reporting purposes. Class C shareholders who have had the contingent deferred sales charge waived because they are in the Systematic Withdrawal Program are not eligible for this reinstatement privilege.

Redemption of Small Accounts

Due to the high cost of maintaining small accounts, if your redemption activity causes your account balance to fall below $200, you may receive a notice requesting you to bring the balance up to $200 within 60 days. If you do not, the shares in the account will be sold at net asset value, and a check will be mailed to the address of record. Any applicable sales charges will be deducted.

Distributions of Small Amounts

Distributions in amounts less than $10 will automatically be reinvested in additional shares of the fund.

24	Virtus Mid-Cap Value Fund

Uncashed Checks

If any correspondence sent by the fund is returned by the postal or other delivery service as “undeliverable,” your dividends or any other distribution may be automatically reinvested in the fund.

If your distribution check is not cashed within six months, the distribution may be reinvested in the fund at the current net asset value. You will not receive any interest on uncashed distribution or redemption checks. This provision may not apply to certain retirement or qualified accounts.

Exchange Privileges

You should read the prospectus of the Virtus Mutual Fund(s) into which you want to make an exchange before deciding to make an exchange. You can obtain a prospectus from your financial advisor or by calling us at (800) 243-4361 or accessing our Web site at VirtusInvestmentPartners.com.

•

You may exchange shares of one fund for the same class of shares of another Virtus Mutual Fund; e.g., Class A Shares for Class A Shares. Class C Shares are also exchangeable for Class T Shares of those Virtus Mutual Funds offering them. Exchange privileges may not be available for all Virtus Mutual Funds and may be rejected or suspended.

•	Exchanges may be made by telephone ((800) 243-1574) or by mail (State Street Bank, P.O. Box 8301, Boston, MA 02266-8301).

•	The amount of the exchange must be equal to or greater than the minimum initial investment required.

•	The exchange of shares is treated as a sale and purchase for federal income tax purposes.

Disruptive Trading and Market Timing

This fund is not suitable for market timers, and market timers are discouraged from becoming investors. Your ability to make exchanges among funds is subject to modification if we determine, in our sole opinion, that your exercise of the exchange privilege may disadvantage or potentially harm the rights or interests of other shareholders.

Frequent purchases, redemptions and exchanges, programmed exchanges, exchanges into and then out of a fund in a short period of time, and exchanges of large amounts at one time may be indicative of market timing and otherwise disruptive trading (“Disruptive Trading”) which can have risks and harmful effects for other shareholders. These risks and harmful effects include:

•

dilution of the interests of long-term investors, if market timers or others exchange into a fund at prices that are below the true value or exchange out of a fund at prices that are higher than the true value;

Virtus Mid-Cap Value Fund	25

•

an adverse effect on portfolio management, as determined by the adviser or subadviser in its sole discretion, such as causing the fund to maintain a higher level of cash than would otherwise be the case, or causing the fund to liquidate investments prematurely; and

•	reducing returns to long-term shareholders through increased brokerage and administrative expenses.

In order to attempt to protect our shareholders from the potential harmful effects of Disruptive Trading, the fund’s Board of Trustees has adopted market timing policies and procedures designed to discourage Disruptive Trading. The Board has adopted these policies and procedures as a preventive measure to protect all shareholders from the potential effects of Disruptive Trading, while also abiding by any rights that shareholders may have to make exchanges and provide reasonable and convenient methods of making exchanges that do not have the potential to harm other shareholders.

Excessive trading activity is measured by the number of roundtrip transactions in an account. A roundtrip transaction is one where a shareholder buys and then sells, or sells and then buys, shares of any fund within 30 days. Shareholders of the fund are limited to one roundtrip transaction within any rolling 30-day period. Roundtrip transactions are counted at the shareholder level. In considering a shareholder’s trading activity, the fund may consider, among other factors, the shareholder’s trading history both directly and, if known, through financial intermediaries, in the fund, in other funds within the Virtus Mutual Fund complex, in non-Virtus mutual funds or in accounts under common control or ownership. We do not include exchanges made pursuant to the dollar cost averaging or other similar programs when applying our market timing policies. Systematic withdrawal and/or contribution programs, mandatory retirement distributions, and transactions initiated by a plan sponsor also will not count towards the roundtrip limits. The fund may permit exchanges that it believes, in the exercise of its judgment, are not disruptive. The size of the fund and the size of the requested transaction may be considered when determining whether or not the transaction would be disruptive.

Shareholders holding shares for at least 30 days following investment will ordinarily be in compliance with the fund’s policies regarding excessive market timing. The fund may, however, take action if activity is deemed disruptive even if shares are held longer than 30 days, such as a request for a transaction of an unusually large size. The size of the fund and the size of the requested transaction may be considered when determining whether or not the transaction would be disruptive.

Under our market timing policies, we may modify your exchange privileges for some or all of the funds by not accepting an exchange request from you or from any person, asset allocation service, and/or market timing service made on your behalf. We may also limit the amount that may be exchanged into or out of any fund at any one time, or may revoke your right to make Internet, telephone or facsimile exchanges. We may reinstate Internet, telephone and facsimile exchange privileges after they are revoked, but we will not reinstate these privileges if we have reason to believe that they might be used thereafter for Disruptive Trading.

The fund currently does not charge exchange or redemption fees, or any other administrative charges on fund exchanges. The fund reserves the right to impose such fees and/or charges in the future.

26	Virtus Mid-Cap Value Fund

Orders for the purchase of fund shares are subject to acceptance by the fund. We reserve the right to reject, without prior notice, any exchange request into any fund if the purchase of shares in the corresponding fund is not accepted for any reason.

The fund does not have any arrangements with any person, organization or entity to permit frequent purchases and redemptions of fund shares.

We may, without prior notice, take whatever action we deem appropriate to comply with or take advantage of any state or federal regulatory requirement. The fund reserves the right to reject any purchase or exchange transaction at any time. If we reject a purchase or exchange for any reason, we will notify you of our decision in writing.

The fund cannot guarantee that its policies and procedures regarding market timing will be effective in detecting and deterring all Disruptive Trading.

Retirement Plans

Shares of the fund may be used as investments under the following retirement plans: Individual Retirement Account (IRA), rollover IRA, SIMPLE IRA, Roth IRA, 401(k) plans, profit-sharing, money purchase plans, and 403(b) plans. For more information, call (800) 243-4361.

Investor Services and Other Information

Systematic Purchase is a systematic investment plan that allows you to have a specified amount automatically deducted from your checking or savings account and then deposited into your mutual fund account. Just complete the Systematic Purchase Section on the application and include a voided check.

Systematic Exchange allows you to automatically move money from one Virtus Mutual Fund to another on a monthly, quarterly, semiannual or annual basis. Shares of one Virtus Mutual Fund will be exchanged for shares of the same class of another Virtus Mutual Fund at the interval you select. To sign up, just complete the Systematic Exchange Section on the application. Exchange privileges may not be available for all Virtus Mutual Funds and may be rejected or suspended.

Telephone Exchange lets you exchange shares of one Virtus Mutual Fund for the same class of shares in another Virtus Mutual Fund, using our customer service telephone number ((800) 243-1574). (See the “Telephone Exchange” section on the application.) Exchange privileges may not be available for all Virtus Mutual Funds and may be rejected or suspended.

Virtus Mid-Cap Value Fund	27

Systematic Withdrawal allows you to periodically redeem a portion of your account on a predetermined monthly, quarterly, semiannual, or annual basis. Sufficient shares from your account will be redeemed at the closing net asset value on the applicable payment date, with proceeds to be mailed to you or sent through ACH to your bank (at your selection). For payments to be mailed, shares will be redeemed on the 15th of the month so that the payment is made about the 20th of the month. For ACH payments, you may select the day of the month for the payments to be made; if no date is specified, the payments will occur on the 15th of the month. The minimum withdrawal is $25, and minimum account balance requirements continue to apply. Shareholders in the program must own Virtus Mutual Fund shares worth at least $5,000. Sales charges on systematic withdrawals are waived, subject to certain limitations as described in the Statement of Additional Information.

Disclosure of Fund Holdings. The fund makes available on the Virtus Mutual Funds’ Web site, VirtusInvestmentPartners.com, information with respect to the fund’s top 10 holdings and summary composition data derived from portfolio holdings information. This information is posted to the Web site at the end of each month with respect to the top 10 holdings, and at the end of each quarter with respect to summary composition information, generally within 10 business days. This information will remain available on the Web site until full portfolio holdings information becomes publicly available. A full listing of the fund’s portfolio holdings becomes publicly available (i) as of the end of its second and fourth fiscal quarters in shareholder reports, which are sent to all shareholders and are filed with the SEC on Form N-CSR, and (ii) at the end of its first and third fiscal quarters by filing with the SEC a Form N-Q. The fund’s shareholder reports are available without charge on Virtus’ Web site at VirtusInvestmentPartners.com. The fund’s Form N-Q filings are available on the SEC’s Internet site at sec.gov. A more detailed description of the fund’s policies and procedures with respect to the disclosure of the fund’s portfolio securities is also available in the Statement of Additional Information.

Tax Status of Distributions

The fund plans to make distributions from net investment income semiannually and to distribute net realized capital gains, if any, at least annually.

Distributions of short-term capital gains (gains on securities held for a year or less) and net interest investment income are taxable to shareholders as ordinary income. Under the Jobs and Growth Tax Reconciliation Act of 2003, certain distributions of long-term capital gains and certain dividends are taxable at a lower rate than ordinary income for a limited number of years. This lower rate terminates for tax years after 2010. After that time, long-term capital gains rates are scheduled to increase. Long-term capital gains, if any, distributed to shareholders and which are designated by the fund as capital gain distributions, are taxable to shareholders as long-term capital gain distributions regardless of the length of time you have owned your shares. Tax rates, including differences, if any, between rates for

28	Virtus Mid-Cap Value Fund

ordinary income and long-term capital gains, are subject to change based on congressional action. As of February 2008, there were proposals pending in Congress that would impact the relative tax rates.

Unless you elect to receive distributions in cash, dividends and capital gain distributions are paid in additional shares. All distributions, cash or additional shares, are subject to federal income tax and may be subject to state, local and other taxes. There are proposals pending in Congress to modify the tax treatment of distributions paid in additional shares.

Virtus Mid-Cap Value Fund	29

Financial Highlights

This table presents financial performance for the Predecessor Fund and for the Successor Fund for its most recent fiscal period and is intended to help you understand the fund’s financial performance for the past five years or since inception. Some of the information reflects financial information for a single fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited (except as indicated below) by PricewaterhouseCoopers LLP, the fund’s independent registered public accounting firm. Their report, together with the fund’s financial statements, is included in the fund’s most recent Annual Report, which is available upon request.

The Virtus Mid-Cap Value Fund is the successor of the FMI Sasco Contrarian Value Fund (the “Prior Fund”) resulting from a reorganization of the Prior Fund with the Predecessor Fund on October 22, 2004. The Virtus Mid-Cap Value Fund treats the past performance of the Prior Fund as its own. Prior to October 22, 2004, the Prior Fund offered only one class of shares, which is now called Class A Shares. The performance of Class A Shares of the Prior Fund in the table below has not been adjusted to reflect the expenses of the Virtus Mid-Cap Value Fund. Financial highlights for the fiscal years ended June 30, 2003 and 2004 were audited by the Prior Fund’s auditor.

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions
Class A
7/1/07 to 3/31/08	$27.40	$0.05	$(4.08)	$(4.03)	$(0.03)	$(1.07)	$(1.10)
7/1/06 to 6/30/07	21.72	0.18	5.66	5.84	(0.10)	(0.06)	(0.16)
7/1/05 to 6/30/06	19.63	0.10	2.05	2.15	(0.05)	(0.01)	(0.06)
7/1/04 to 6/30/05(4)	17.04	0.08	2.55	2.63	(0.04)	—	(0.04)
7/1/03 to 6/30/04(4)	12.18	(0.01)	4.88	4.87	(0.01)	—	(0.01)
7/1/02 to 6/30/03(4)	13.21	0.01	(1.04)	(1.03)	—	—	—
Class C
7/1/07 to 3/31/08	$27.04	$(0.09)	$(4.01)	$(4.10)	$—	$(1.07)	$(1.07)
7/1/06 to 6/30/07	21.53	(0.03)	5.60	5.57	—	(0.06)	(0.06)
7/1/05 to 6/30/06	19.54	(0.05)	2.05	2.00	—	(0.01)	(0.01)
10/22/04 (inception) to 6/30/05	17.77	(0.04)	1.84	1.80	(0.03)	—	(0.03)
Class I
3/10/08 (inception) to 3/31/08	$21.20	$— (3)	$1.07	$1.07	$—	$—	$—

30	Virtus Mid-Cap Value Fund

Change in Net Asset Value	Net Asset Value, End of Period	Total Return(2)		Net Assets, End of Period (000s)	Ratio of Net Operating Expenses to Average Net Assets		Ratio of Gross Operating Expenses to Average Net Assets		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover

$(5.13)	$22.27	(14.90	)%(7)	$521,552	1.35	%(5)(6)	1.42	%(6)	0.24	%(6)	14	%(7)
5.68	27.40	26.91		842,524	1.27		1.31		0.68		7
2.09	21.72	11.07		187,701	1.25		1.42		0.50		16
2.59	19.63	15.39		97,771	1.25		1.65		0.49		9
4.86	17.04	40.03		6,404	1.30		2.76		(0.06)		53
(1.03)	12.18	(7.80)		3,800	1.30		3.05		0.09		23

$(5.17)	$21.87	(15.36	)%(7)	$148,156	2.10	%(5)(6)	2.17	%(6)	(0.50	)%(6)	14	%(7)
5.51	27.04	25.89		229,293	2.01		2.06		(0.11)		7
1.99	21.53	10.26		99,987	2.00		2.17		(0.25)		16
1.77	19.54	10.13	(7)	37,934	2.00	(6)	2.29	(6)	(0.28	)(6)	9	(7)

$1.07	$22.27	5.05	%(7)	$105	1.54	%(6)	1.54	%(6)	(0.05	)%(6)	14	%(7)

(1)	Computed using average shares outstanding.
(2)	Sales charges, where applicable, are not reflected in the total return calculation.
(3)	Amount is less than $0.005.
(4)

Due to a reorganization on October 22, 2004, the Mid-Cap Value Fund is the successor of the FMI Sasco Contrarian Value Fund. The Virtus Mid-Cap Value Fund Class A treats the past performance of the FMI Sasco Contrarian Value Fund as its own.

(5)	Represents a blended net operating ratio. See Note 3 in the Notes to Financial Statements.
(6)	Annualized.
(7)	Not annualized.

Virtus Mid-Cap Value Fund	31

         M U T U A L    F U N D S

c/o State Street Bank and Trust Company

                    P.O. Box 8301

            Boston, MA 02266-8301

ADDITIONAL INFORMATION

You can find more information about the Funds in the following documents:

Annual and Semiannual Reports

Annual and semiannual reports contain more information about the Funds’ investments. The annual report discusses the market conditions and investment strategies that significantly affected the Funds’ performance during the last fiscal year.

Statement of Additional Information (SAI)

The SAI contains more detailed information about the Funds. It is incorporated by reference and is legally part of the prospectus.

To obtain free copies of these documents, you can download copies from the Individual Investors section of our Web site, VirtusInvestmentPartners.com, or you can request copies by calling us toll-free at 1-800-243-1574.

Information about the Funds (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s (SEC) Public Reference Room in Washington, DC. For information about the operation of the Public Reference Room, call 1-202-551-8090. This information is also available on the SEC’s Internet site at sec.gov. You may also obtain copies upon payment of a duplicating fee by writing the Public Reference Section of the SEC, Washington, DC 20549-6009 or by electronic request at publicinfo@sec.gov.

Mutual Fund Services: 1-800-243-1574

Text Telephone: 1-800-243-1926

Investment Company Act File No. 811-945	10-08
8018

Prospectus

M U T U A L    F U N D S

Virtus Capital Growth Fund

	June 6, 2008,	Wouldn’t you rather have this
	as supplemented August 6, 2008,	document e-mailed to you?
	and September 12, 2008,	Eligible shareholders can sign up for
	and as revised October 1, 2008.	E-Delivery at VirtusInvestmentPartners.com

Not FDIC Insured	No Bank Guarantee	May Lose Value

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense. This prospectus contains important information that you should know before investing in the Virtus Capital Growth Fund. Please read it carefully and retain it for future reference.

Virtus Capital Growth Fund (formerly Phoenix Capital Growth Fund)

Virtus Capital Growth Fund

Investment Objective

The Virtus Capital Growth Fund has an investment objective of long-term capital appreciation. There is no guarantee that the fund will achieve its objective. The fund’s investment objective may be changed without shareholder approval.

Principal Investment Strategies

è

Under normal circumstances, the fund invests at least 80% of its assets in common stocks that, at the time of initial purchase, have market capitalizations similar to the range of companies included in the Russell 1000® Growth Index. Because the capitalization range is defined by reference to an index, the market capitalization of companies in which the fund invests may vary with market conditions. As of March 31, 2008, the market capitalization range of companies included in the Russell 1000® Growth Index was $154 million to $455.2 billion.

è

The subadviser’s approach to equity management is process driven, applying quantitative analytics combined with a fundamental overlay to provide consistent, superior performance results. Based on internal research and extensive academic studies, the subadviser focuses on those companies exhibiting improving fundamentals, attractive valuations and increasing investor interest.

è	Stocks may be sold if the ranking from the multi-factor model deteriorates or if there is deterioration in a company’s fundamentals and outlook.

Temporary Defensive Strategy: During periods of adverse market conditions, the fund may take temporary defensive positions that are inconsistent with its principal investment strategies by holding all or part of its assets in cash and short-term money market instruments, including obligations of the U.S. Government, high-quality commercial paper, certificates of deposit, bankers’ acceptances, bank interest-bearing demand accounts, and repurchase agreements secured by U.S. Government securities. When this allocation happens, the fund may not achieve its objective.

Please see “Additional Investment Techniques” for other investment techniques of the fund.

Virtus Capital Growth Fund	1

Risks Related to Principal Investment Strategies

If you invest in this fund, you risk losing your investment.

•	Equity Securities Risk – The risk that, generally, prices of equity securities are more volatile than those of fixed income securities.

•	Growth Stocks Risk – The risk that the fund’s focus on growth investing will cause the fund to underperform when value investing is in favor.

•	Large Company Risk – The risk that the value of investments in larger companies may not rise as much as smaller companies, as larger companies tend to be less volatile.

•	Medium Company Risk – The risk that investments in smaller companies may be more volatile than investments in larger companies.

For a more detailed description of the above risks, see Risks Related to Principal Investment Strategies, page 5.

2	Virtus Capital Growth Fund

Performance Tables

The Virtus Capital Growth Fund, a series of Phoenix Equity Trust (“Successor Fund”), is the successor of the Phoenix Capital Growth Fund, a series of Phoenix Series Fund (“Predecessor Fund”), resulting from a reorganization of the Predecessor Fund with and into the Successor Fund on March 10, 2008. The Predecessor Fund and the Successor Fund have identical investment objectives and strategies. The Successor Fund has adopted the past performance of the Predecessor Fund as its own. Therefore, the performance tables below include the performance of the shares of the Predecessor Fund prior to the Virtus Capital Growth Fund’s commencement date.

The bar chart and table below provide some indication of the risks of investing in the Virtus Capital Growth Fund. The bar chart shows changes in the fund’s Class A Shares performance from year to year over a 10-year period.(1) The table shows how the fund’s average annual returns compare to those of a broad-based securities market index and a more narrowly-based benchmark that reflects the market sectors in which the fund invests. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

(1) The fund’s annual returns in the chart above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. During the 10-year period shown in the chart above, the highest return for a quarter was 26.66% (quarter ended December 31, 1999) and the lowest return for a quarter was -29.53% (quarter ended September 30, 2001). Year-to-date performance (through March 31, 2008) is -13.39%.

Virtus Capital Growth Fund	3

Average Annual Total Returns (for the periods ended 12/31/07)(2)	1 Year	5 Years	10 Years	Since Inception(3)
				Class C
Class A
Return Before Taxes	4.11%	7.46%	(0.52)%	—
Return After Taxes on Distributions(4)	4.11%	7.45%	(1.06)%	—
Return After Taxes on Distributions and Sale of Fund Shares(4)(5)	2.67%	6.47%	(0.45)%	—
Class B
Return Before Taxes	5.61%	7.92%	(0.68)%	—
Class C
Return Before Taxes	9.57%	—	—	6.87%
S&P 500® Index(6)	5.49%	12.83%	5.92%	6.20%
Russell 1000® Growth Index(7)	11.81%	12.11%	3.83%	10.50%

(2) The fund’s average annual returns in the table above reflect the deduction of the maximum sales charge for an investment in the fund’s Class A Shares and a full redemption in the fund’s Class B Shares.

(3) Class C Shares since November 21, 2006.

(4) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. The after-tax returns shown in the table above are for only one class of shares offered by the prospectus (Class A); after-tax returns for other classes will vary. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(5) The Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than the Return After Taxes on Distributions for the same period if there was a tax loss realized on sale of fund shares. The benefit of the tax loss (to the extent it can be used to offset other gains) may result in a higher return.

(6) The S&P 500® Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total-return basis with dividends reinvested. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.

(7) The Russell 1000® Growth Index is a market capitalization-weighted index of growth-oriented stocks of the 1,000 largest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total-return basis with dividends reinvested. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.

4	Virtus Capital Growth Fund

Risks Related To Principal Investment Strategies

The value of the fund’s investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund’s investments decreases, you will lose money.

Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected and investments may fail to perform as the subadviser expects. As a result, the value of your shares may decrease.

Specific risks of investing in the fund are described in detail below.

Equity Securities Risk

Generally, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, equity securities will respond to events that affect entire financial markets or industries (such as changes in inflation or consumer demand) and to events that affect particular issuers (such as news about the success or failure of a new product).

Growth Stocks Risk

Because growth stocks typically make little or no dividend payments to shareholders, investment return is based on a stock’s capital appreciation, making return more dependent on market increases and decreases. Growth stocks are therefore more susceptible than non-growth stocks to market changes, tending to drop more sharply when markets fall. Growth-oriented funds typically underperform when value investing is in favor.

Large Company Risk

The risk that companies with large market capitalizations go in and out of favor based on market and economic conditions. Larger companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the fund’s value may not rise as much as the value of funds that emphasize companies with smaller market capitalizations.

Medium Company Risk

Companies with medium market capitalizations are often companies with a limited operating history or companies in industries that have recently emerged due to cultural, economic, regulatory or technological developments. Such developments can have a significant impact or negative effect on medium market capitalization companies and their stock performance and can make investment returns highly volatile. Product lines are often less diversified and more susceptible to competitive threats. Medium market capitalization stocks are subject to varying patterns of trading volume and may, at times, be difficult to sell.

Virtus Capital Growth Fund	5

Fund Fees and Expenses

The tables below illustrate all fees and expenses that you may pay if you buy and hold Class A Shares, Class B Shares or Class C Shares of the fund.

	Class A Shares	Class B Shares	Class C Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the lesser of the value redeemed or the amount invested)	None(a)	5.00%(b)	1.00%(c)
Maximum Sales Charge (load) Imposed on Reinvested Dividends	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	Class A Shares	Class B Shares	Class C Shares
Management Fees	0.70%	0.70%	0.70%
Distribution and Shareholder Servicing (12b-1) Fees(d)	0.25%	1.00%	1.00%
Shareholder Services Fee	None	None	None
Other Expenses(e)	0.39%	0.39%	0.39%

Total Annual Fund Operating Expenses(e)	1.34%	2.09%	2.09%

(a) A contingent deferred sales charge of 1% may apply on certain redemptions made within one year following purchases on which a finder’s fee has been paid. The one-year period begins on the last day of the month preceding the month in which the purchase was made.

(b) The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 1% annually to 2% during the fourth and fifth years and to 0% after the fifth year.

(c) The deferred sales charge is imposed on Class C Shares redeemed during the first year only.

(d) Distribution and Shareholder Servicing (12b-1) Fees represent an asset-based sales charge that, for a long-term shareholder, over time may be higher than the maximum front-end sales charge permitted by the Financial Industry Regulatory Authority (“FINRA”).

(e) Restated to reflect current fee structure.

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Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	1 year	3 years	5 years	10 years
Class A	$704	$975	$1,267	$2,095
Class B	$612	$855	$1,124	$2,229
Class C	$312	$655	$1,124	$2,421

You would pay the following expenses if you did not redeem your shares:

Class	1 year	3 years	5 years	10 years
Class B	$212	$655	$1,124	$2,229
Class C	$212	$655	$1,124	$2,421

Additional Investment Techniques

In addition to the Risks Related to Principal Investment Strategies, the fund may engage in additional investment techniques that present additional risks to a fund as described below. Many of the additional investment techniques that the fund may use, as well as other investment techniques that are relied upon to a lesser degree, are more fully described in the Statement of Additional Information.

Debt Securities

The fund may invest in nonconvertible or convertible debt securities of U.S. and foreign (non-U.S.) issuers including corporate notes, bonds and debentures that are rated within the three highest rating categories at the time of investment, or if unrated, are deemed by the subadviser to be of comparable quality. Generally, if interest rates rise, the value of debt securities will fall. Credit risk for debt obligations generally increases as the rating declines. Securities with lower credit ratings have a greater

Virtus Capital Growth Fund	7

chance of principal and interest payment default. Debt obligations with longer maturities may be subject to price fluctuations due to interest rates, tax laws and other general market factors. Credit risk is determined at the date of investment. If the rating declines after the date of purchase, the fund is not obligated to sell the security. In addition, debt securities convertible into common stocks may have higher yields than common stocks but lower yields than comparable nonconvertible securities.

In addition to credit and interest rate risk, investing in debt securities carries certain other risks, including:

Redemption Risk – Debt securities sometime contain provisions that allow for redemption in the event of tax or security law changes, in addition to call features at the option of the issuer. In the event of a redemption, the fund may not be able to reinvest the proceeds at comparable rates of return. If a convertible debt security is called for redemption, the fund may have to redeem the security, convert it into common stock or sell it to a third party at a price and time that is not beneficial for the fund.

Limited Voting Rights – Debt securities typically do not provide any voting rights, except in cases when interest payments have not been made and the issuer is in default.

Liquidity – Certain debt securities may be substantially less liquid than many other securities such as U.S. Government securities or common stocks.

Depositary Receipts

The fund may invest in American Depositary Receipts (ADRs) sponsored by U.S. banks, European Depositary Receipts (EDRs) and ADRs not sponsored by U.S. banks. While investment in ADRs and EDRs may eliminate some of the risk associated with foreign investments, it does not eliminate all the risks inherent in investing in securities of foreign issuers. EDRs and ADRs which are not sponsored by U.S. banks are subject to the same investment risks as foreign securities.

Derivatives

The fund may enter into derivative transactions (contracts whose value is derived from the value of an underlying asset, index or rate) including futures, options, non-deliverable forwards, forward foreign currency exchange contracts and swap agreements. The fund may use derivatives to hedge against factors that affect the value of its investments such as interest rates and foreign currency exchange rates. The fund may also utilize derivatives as part of its overall investment technique to gain or lessen exposure to various securities, markets and currencies.

Derivatives typically involve greater risks than traditional investments. It is generally more difficult to ascertain the risk of, and to properly value, derivative contracts. Derivative contracts are usually less liquid than traditional securities and are subject to counterparty risk (the risk that the other party to the contract will default or otherwise not be able to perform its contractual obligations). In addition, some derivatives transactions may involve potentially unlimited losses. Derivatives contracts entered into for hedging purposes may also subject the fund to losses if the contracts do not correlate with the assets,

8	Virtus Capital Growth Fund

index or rates they were designed to hedge. Gains and losses derived from hedging transactions are, therefore, more dependent upon the adviser’s or subadviser’s ability to correctly predict the movement of the underlying asset prices, indexes or rates.

Foreign Securities

Investments in non-U.S. companies involve additional risks and conditions, including differences in accounting standards, generally higher commission rates, differences in transaction settlement systems, political instability, and the possibility of confiscatory or expropriation taxes. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments, may negatively impact the fund’s portfolio. Dividends and other income payable on foreign securities may also be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Foreign markets and currencies may not function as well as U.S. markets.

Risks associated with foreign investments may be intensified in emerging market countries. Developing countries and companies doing business in such countries may not have the same range of opportunities and have more obstacles to financial success than their counterparts in developed nations.

Illiquid and Restricted Securities

The fund may invest in illiquid and restricted securities. Illiquid and restricted securities may include repurchase agreements with maturities of greater than seven days. Illiquid and restricted securities may be difficult to sell or may be sold only pursuant to certain legal restrictions. Difficulty in selling securities may result in a loss to the fund or entail expenses not normally associated with the sale of a security.

Initial Public Offerings (IPOs)

The fund may invest in IPOs, which typically have less available information. Investment returns from IPOs may be highly volatile, may be subject to varying patterns of trading volume and these securities may, at times, be difficult to sell. In addition, from time to time, the fund may purchase IPOs and then immediately sell them. This practice will increase portfolio turnover rates and increase costs to the fund, affect fund performance, and may increase capital gain distributions, resulting in greater tax liability to you.

Preferred Stocks

Preferred stocks involve credit risk, which is the risk that a preferred stock will decline in price, or fail to pay dividends when expected, because the issuer experiences a decline in its financial status. In addition to credit risk, investment in preferred stocks involves certain other risks, including skipping or deferring distributions, and redemption in the event of certain legal or tax changes or at the issuer’s call. Preferred stocks are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be

Virtus Capital Growth Fund	9

subject to greater credit risk than those debt instruments. Preferred stocks may be significantly less liquid than many other securities, such as U.S. Government securities, corporate debt or common stock.

Securities Lending

The fund may loan portfolio securities with a value up to one-third of its total assets to increase investment returns. If the borrower is unwilling or unable to return the borrowed securities when due, the fund can suffer losses.

Short-Term Instruments

The fund may invest in short-term securities, including money market instruments, repurchase agreements, bank certificates of deposit and bankers’ acceptances. Default or insolvency of the other party to a repurchase agreement presents a risk to the fund.

Small and Medium Market Capitalization Companies

The fund may invest in issuers having small or medium market capitalizations. Companies with smaller market capitalizations are often companies with a limited operating history or companies in industries that have recently emerged due to cultural, economic, regulatory or technological developments. Such developments can have a significant impact or negative effect on small and medium market capitalization companies and their stock performance and can make investment returns highly volatile. Product lines are often less diversified and more susceptible to competitive threats. Smaller market capitalization stocks are subject to varying patterns of trading volume and may, at times, be difficult to sell.

Unrated Securities

The fund may invest in unrated securities. Unrated securities may not be lower in quality than rated securities, but due to their perceived risk they may not have as broad a market as rated securities. Analysis of unrated securities is more complex than for rated securities, making it more difficult for the adviser or subadviser to accurately predict risk.

The fund may buy other types of securities or employ other portfolio management techniques. Please refer to the Statement of Additional Information for more detailed information about these and other investment techniques of the fund.

10	Virtus Capital Growth Fund

Management of the Fund

The Adviser

Virtus Investment Advisers, Inc. (“VIA”) is the investment adviser to the fund and is located at 56 Prospect Street, Hartford, CT 06115. VIA acts as the investment adviser for over 50 mutual funds and as adviser to institutional clients. As of March 31, 2008, VIA had approximately $1.6 billion in assets under management. VIA has acted as an investment adviser for over 70 years.

Subject to the direction of the fund’s Board of Trustees, VIA is responsible for managing the fund’s investment program and for the general operations of the fund, including oversight of the fund’s subadviser. The fund’s subadviser manages the investments of the fund.

The fund pays VIA an investment management fee that is accrued daily against the value of the fund’s net assets at the annual rate of 0.70% for the first $1 billion, 0.65% for $1+ billion through $2 billion and 0.60% for $2+ billion.

The Subadviser

Harris Investment Management, Inc. (“Harris”) is located at 190 South LaSalle Street, 4th Floor, P.O. Box 755, Chicago, IL 60690. Harris has been an investment adviser since 1989. Harris is a wholly-owned subsidiary of Harris Bankcorp, Inc., which is wholly-owned by Harris Financial Corp. Harris Financial Corp. is wholly-owned by Bank of Montreal, a publicly traded Canadian banking institution. As of March 31, 2008, Harris had approximately $14.2 billion in assets under management.

VIA pays Harris a subadvisory fee which is calculated at the rate of 50% of the gross investment management fee.

A discussion regarding the basis for the Board of Trustees approving the investment advisory and subadvisory agreements is available in the fund’s annual report covering the period July 1, 2007 through March 31, 2008.

The fund and VIA have received an exemptive order from the Securities and Exchange Commission that permits VIA, subject to certain conditions, and without the approval of shareholders to: (a) employ a new unaffiliated subadviser for a fund pursuant to the terms of a new subadvisory agreement, in each case either as a replacement for an existing subadviser or as an additional subadviser; (b) change the terms of any subadvisory agreement; and (c) continue the employment of an existing subadviser on the same subadvisory agreement terms where an agreement has been assigned because of a change in control of the subadviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the new subadviser that normally is provided in a proxy statement.

Virtus Capital Growth Fund	11

Portfolio Management

The following individuals are the members of the team of equity investment professionals jointly and primarily responsible for the day-to-day management of the Virtus Capital Growth Fund.

T. Andrew Janes, JD, CFA. Mr. Janes joined Harris in 1999. He has served as lead manager of the Virtus Capital Growth Fund since June 2006. He is also a portfolio manager for the Virtus Core Equity Fund, Virtus Value Equity Fund and Virtus Mid-Cap Growth Fund. Mr. Janes has 22 years of portfolio management, investment research and trust administration experience.

Daniel L. Sido. Mr. Sido has served as a portfolio manager of the Virtus Capital Growth Fund since June 2006. He is also a portfolio manager for the Virtus Balanced Fund, Virtus Core Equity Fund, Virtus Value Equity Fund, Virtus Index Fund and Virtus Mid-Cap Growth Fund. Mr. Sido is a Senior Partner and Portfolio Manager at Harris. Prior to joining Harris in 1994, he was a portfolio manager for a St. Louis investment management company, managing equity and fixed income portfolios. Mr. Sido has 24 years of investment management experience.

Please refer to the Statement of Additional Information for additional information about the fund’s portfolio managers, including the structure of and method of computing compensation, other accounts they manage and their ownership of shares of the fund.

Pricing of Fund Shares

How is the Share Price determined?

The fund calculates a share price for each class of its shares. The share price for each class is based on the net assets of the fund and the number of outstanding shares of that class. In general, the fund calculates a share price for each class by:

•	adding the values of all securities and other assets of the fund;

•	subtracting liabilities; and

•	dividing the result by the total number of outstanding shares of that class.

Assets: Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or, if no closing price is available, at the last bid price. Shares of other investment companies are valued at such companies’ net asset values. Debt securities (other than short-term investments) are valued on the basis of broker quotations or valuations provided by a pricing service, which in determining value utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities. Short-term investments having a remaining maturity of 60 days or less are valued at

12	Virtus Capital Growth Fund

amortized cost, which approximates market value. As required, some securities and assets are valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees. Other assets, such as accrued interest, accrued dividends and cash are also included in determining the fund’s net asset value.

Liabilities: Accrued liabilities for class-specific expenses (if any), distribution fees, service fees and other liabilities are deducted from the assets of each class. Accrued expenses and liabilities that are not class-specific (such as management fees) are allocated to each class in proportion to each class’s net assets except where an alternative allocation can be more appropriately made.

Net Asset Value: The liabilities allocated to a class are deducted from the proportionate interest of such class in the assets of the fund. The resulting amount for each class is then divided by the number of shares outstanding of that class to produce each class’s net asset value per share.

The net asset value per share (“NAV”) of each class of the fund is determined as of the close of regular trading (normally 4:00 PM eastern time) on days when the New York Stock Exchange (the “NYSE”) is open for trading. The fund will not calculate its net asset value per share class on days when the NYSE is closed for trading. If the fund holds securities that are traded on foreign exchanges that trade on weekends or other holidays when the fund does not price its shares, the net asset value of the fund’s shares may change on days when shareholders will not be able to purchase or redeem the fund’s shares.

How are securities fair valued?

If market quotations are not readily available or where available prices are not reliable, the fund determines a “fair value” for an investment according to policies and procedures approved by the Board of Trustees. The types of assets for which such pricing might be required include: (i) securities whose trading has been suspended; (ii) securities where the trading market is unusually thin or trades have been infrequent; (iii) debt securities that have recently gone into default and for which there is no current market quotation; (iv) a security whose market price is not available from an independent pricing source and for which otherwise reliable quotes are not available; (v) securities of an issuer that has entered into a restructuring; (vi) a security whose price as provided by any pricing source, does not, in the opinion of the adviser/subadviser, reflect the security’s market value; (vii) foreign securities subject to trading collars for which no or limited trading takes place; and (viii) securities where the market quotations are not readily available as a result of “significant” events. This list is not inclusive of all situations that may require a security to be fair valued, nor is it intended to be conclusive in determining whether a specific event requires fair valuation.

The value of any portfolio security held by the fund for which market quotations are not readily available shall be determined in good faith and in a manner that assesses the security’s “fair value” on the valuation date (i.e., the amount that the fund might reasonably expect to receive for the security upon its current sale), based on a consideration of all available facts and all available information, including, but not limited to, the following: (i) the fundamental analytical data relating to the investment; (ii) an evaluation of the forces which influence the market in which these securities are purchased and sold (e.g., the existence of merger proposals or tender offers that might affect the value

Virtus Capital Growth Fund	13

of the security); (iii) price quotes from dealers and/or pricing services; (iv) an analysis of the issuer’s financial statements; (v) trading volumes on markets, exchanges or among dealers; (vi) recent news about the security or issuer; (vii) changes in interest rates; (viii) information obtained from the issuer, analysts, other financial institutions and/or the appropriate stock exchange (for exchange traded securities); (ix) whether two or more dealers with whom the adviser/subadviser regularly effects trades are willing to purchase or sell the security at comparable prices; (x) other news events or relevant matters; and (xi) government (domestic or foreign) actions or pronouncements.

Certain foreign common stocks may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the fund calculates its net asset value (generally, the close of regular trading on the NYSE) that may impact the value of securities traded in these foreign markets. In such cases, information from an external vendor may be utilized to adjust closing market prices of certain foreign common stocks to reflect their fair value. Because the frequency of significant events is not predictable, fair valuation of certain foreign common stocks may occur on a frequent basis.

The value of a security, as determined using the fund’s fair valuation procedures, may not reflect such security’s market value.

At what price are shares purchased?

All investments received by the fund’s authorized agents prior to the close of regular trading on the NYSE (normally 4:00 PM eastern time) will be executed based on that day’s net asset value. Shares credited to your account from the reinvestment of the fund’s distributions will be in full and fractional shares that are purchased at the closing net asset value on the next business day on which the fund’s net asset value is calculated following the dividend record date.

Sales Charges

What are the classes and how do they differ?

The fund offers three classes of shares. Each class of shares has different sales and distribution charges. (See “Fund Fees and Expenses” previously in this prospectus.) For certain classes of shares, the fund has adopted distribution and service plans allowed under Rule 12b-1 of the Investment Company Act of 1940, as amended (the “1940 Act”), that authorize the fund to pay distribution and service fees for the sale of its shares and for services provided to shareholders.

14	Virtus Capital Growth Fund

What arrangement is best for you?

The different classes of shares permit you to choose the method of purchasing shares that is most beneficial to you. In choosing a class of shares, consider the amount of your investment, the length of time you expect to hold the shares, whether you decide to receive distributions in cash or to reinvest them in additional shares, and any other personal circumstances. Depending upon these considerations, the accumulated distribution and service fees and contingent deferred sales charges of one class of shares may be more or less than the initial sales charge and accumulated distribution and service fees of another class of shares bought at the same time. Because distribution and service fees are paid out of the fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Your financial representative should recommend only those arrangements that are suitable for you based on known information. In certain instances, you may be entitled to a reduction or waiver of sales charges. For instance, you may be entitled to a sales charge discount on Class A Shares if you purchase more than certain breakpoint amounts. You should inform or inquire of your financial representative whether or not you may be entitled to a sales charge discount attributable to your total holdings in a fund or affiliated funds. To determine eligibility for a sales charge discount, you may aggregate all of your accounts (including joint accounts, IRAs, non-IRAs, etc.) and those of your spouse and minor children. The financial representative may request you to provide an account statement or other holdings information to determine your eligibility for a breakpoint and to make certain all involved parties have the necessary data.

Additional information about the classes of shares offered, sales charges, breakpoints and discounts follows in this section and also may be found in the Statement of Additional Information in the section entitled “How to Buy Shares.” This information is available free of charge, and in a clear and prominent format, at the Individual Investors section of the Virtus Mutual Funds’ Web site at VirtusInvestmentPartners.com. Please be sure that you fully understand these choices before investing. If you or your financial representative require additional assistance, you may also contact Mutual Fund Services by calling toll-free (800) 243-1574.

Class A Shares. If you purchase Class A Shares, you will pay a sales charge at the time of purchase equal to 5.75% of the offering price (6.10% of the amount invested). The sales charge may be reduced or waived under certain conditions. (See “Initial Sales Charge Alternative—Class A Shares” below.) Generally, Class A Shares are not subject to any charges by the fund when redeemed; however, in cases where a finder’s fee has been paid, a 1% contingent deferred sales charge (“CDSC”) may be imposed on redemptions if made within one year of original purchase. The one-year period begins on the last day of the month preceding the month in which the purchase was made. Class A Shares have lower distribution and service fees (0.25%) and pay higher dividends than Class B Shares and Class C Shares.

Class B Shares. If you purchase Class B Shares, you will not pay a sales charge at the time of purchase. If you sell your Class B Shares within the first five years after they are purchased, you will pay a deferred sales charge of up to 5% of your shares’ value. (See “Deferred Sales Charge Alternative—Class B Shares and Class C Shares” below.) This charge declines to 0% over a period of five years and may be waived

Virtus Capital Growth Fund	15

under certain conditions. Class B Shares have higher distribution and service fees (1.00%) and pay lower dividends than Class A Shares. Class B Shares automatically convert to Class A Shares eight years after purchase. Purchases of Class B Shares may be inappropriate for any investor who may qualify for reduced sales charges of Class A Shares and anyone who is over 85 years of age. The underwriter may decline purchases of Class B Shares in such situations.

Class C Shares. If you purchase Class C Shares, you will not pay a sales charge at the time of purchase. If you sell your Class C Shares within the first year after they are purchased, you will pay a deferred sales charge of 1%. (See “Deferred Sales Charge Alternative—Class B Shares and Class C Shares” below.) Class C Shares have the same distribution and service fees (1.00%) and pay comparable dividends as Class B Shares. Class C Shares do not convert to any other class of shares of the fund, so the higher distribution and service fees paid by Class C Shares continue for the life of the account.

Initial Sales Charge Alternative—Class A Shares

The public offering price of Class A Shares is the net asset value plus a sales charge that varies depending on the size of your purchase. (See “Class A Shares—Reduced Initial Sales Charges” in the Statement of Additional Information.) Shares purchased based on the automatic reinvestment of income dividends or capital gain distributions are not subject to any sales charges. The sales charge is divided between your investment dealer and the fund’s underwriter (Phoenix Equity Planning Corporation, “PEPCO” or “Distributor”).

Sales Charge you may pay to purchase Class A Shares

	Sales Charge as a percentage of
Amount of Transaction at Offering Price	Offering Price	Net Amount Invested
Under $50,000	5.75%	6.10%
$50,000 but under $100,000	4.75	4.99
$100,000 but under $250,000	3.75	3.90
$250,000 but under $500,000	2.75	2.83
$500,000 but under $1,000,000	2.00	2.04
$1,000,000 or more	None	None

Class A Sales Charge Reductions and Waivers

Investors may reduce or eliminate sales charges applicable to purchases of Class A Shares through utilization of Combination Purchase Privilege, Letter of Intent, Right of Accumulation, Purchase by Associations or the Account Reinstatement Privilege. These programs are summarized below and are described in greater detail in the Statement of Additional Information. Investors buying Class A Shares on which a finder’s fee has been paid may incur a 1% deferred sales charge if they redeem their shares within one year of purchase.

16	Virtus Capital Growth Fund

Combination Purchase Privilege. Your purchase of any class of shares of the fund or any other Virtus Mutual Fund (other than any Virtus Mutual money market fund), if made at the same time by the same person, will be added together with any existing Virtus Mutual Fund account values to determine whether the combined sum entitles you to an immediate reduction in sales charges. A “person” is defined in this and the following sections as: (a) any individual, their spouse and minor children purchasing shares for his or their own account (including an IRA account) including his or their own trust; (b) a trustee or other fiduciary purchasing for a single trust, estate or single fiduciary account (even though more than one beneficiary may exist); (c) multiple employer trusts or Section 403(b) plans for the same employer; (d) multiple accounts (up to 200) under a qualified employee benefit plan or administered by a third party administrator; or (e) trust companies, bank trust departments, registered investment advisers, and similar entities placing orders or providing administrative services with respect to accounts over which they exercise discretionary investment authority and which are held in a fiduciary, agency, custodial or similar capacity, provided all shares are held of record in the name, or nominee name, of the entity placing the order.

Letter of Intent. If you sign a Letter of Intent, your purchase of any class of shares of the fund or any other Virtus Mutual Fund (other than any Virtus money market fund), if made by the same person within a 13-month period, will be added together to determine whether you are entitled to an immediate reduction in sales charges. Sales charges are reduced based on the overall amount you indicate that you will buy under the Letter of Intent. The Letter of Intent is a mutually non-binding arrangement between you and the Distributor. Shares worth 5% of the amount of each purchase will be held in escrow (while remaining registered in your name) to secure payment of the higher sales charges applicable to the shares actually purchased in the event the full intended amount is not purchased.

Right of Accumulation. The value of your account(s) in any class of shares of the fund or any other Virtus Mutual Fund (other than any Virtus money market fund) if made over time by the same person, may be added together at the time of each purchase to determine whether the combined sum entitles you to a prospective reduction in sales charges. You must provide certain account information to the Distributor at the time of purchase to exercise this right.

Purchase by Associations. Certain groups or associations may be treated as a “person” and qualify for reduced Class A Share sales charges. The group or association must: (1) have been in existence for at least six months; (2) have a legitimate purpose other than to purchase mutual fund shares at a reduced sales charge; (3) work through an investment dealer; or (4) not be a group whose sole reason for existing is to consist of members who are credit card holders of a particular company, policyholders of an insurance company, customers of a bank or a broker-dealer or clients of an investment adviser.

Account Reinstatement Privilege. Subject to the fund’s policies and procedures regarding market timing, for 180 days after you sell your Class A, Class B or Class C Shares on which you have previously paid a sales charge, you may purchase Class A Shares of any Virtus Mutual Fund at net asset value, with no sales charge, by reinvesting all or part of your proceeds, but not more.

Sales at Net Asset Value. In addition to the programs summarized above, the fund may sell its Class A Shares at net asset value without an initial sales charge to certain types of accounts or account holders,

Virtus Capital Growth Fund	17

including, but not limited to: trustees of the Virtus Mutual Funds; directors, officers, employees and sales representatives of the adviser, subadviser (if any) or Distributor or a corporate affiliate of the adviser, subadviser or Distributor; private clients of an adviser or subadviser to any of the Virtus Mutual Funds; registered representatives and employees of dealers with which the Distributor has sales agreements; and certain qualified employee benefit plans, endowment funds or foundations. Please see the Statement of Additional Information for more information about qualifying for purchases of Class A Shares at net asset value.

Deferred Sales Charge Alternative—Class B and Class C Shares

Class B Shares and Class C Shares are purchased without an initial sales charge; however, shares sold within a specified time period are subject to a declining CDSC at the rates listed below. The sales charge will be multiplied by the then current market value or the initial cost of the shares being redeemed, whichever is less. No sales charge will be imposed on increases in net asset value or on shares purchased through the reinvestment of income dividends or capital gain distributions. To minimize the sales charge, shares not subject to any charge will be redeemed first, followed by shares held the longest time. To calculate the number of shares owned and time period held, all Class B Shares purchased in any month are considered purchased on the last day of the preceding month, and all Class C Shares are considered purchased on the trade date.

Deferred Sales Charge you may pay to sell Class B Shares

Year	1	2	3	4	5	6+
CDSC	5%	4%	3%	2%	2%	0%

Deferred Sales Charge you may pay to sell Class C Shares

Year	1	2+
CDSC	1%	0%

Compensation to Dealers

Dealers with whom the Distributor has entered into sales agreements receive a discount or commission on Class A Shares as described below.

Amount of Transaction at Offering Price	Sales Charge as a Percentage of Offering Price	Sales Charge as a Percentage of Amount Invested	Dealer Discount as a Percentage of Offering Price
Under $50,000	5.75%	6.10%	5.00%
$50,000 but under $100,000	4.75	4.99	4.25
$100,000 but under $250,000	3.75	3.90	3.25
$250,000 but under $500,000	2.75	2.83	2.25
$500,000 but under $1,000,000	2.00	2.04	1.75
$1,000,000 or more	None	None	None

18	Virtus Capital Growth Fund

In addition to the dealer discount on purchases of Class A Shares, the Distributor intends to pay investment dealers a sales commission of 4% of the sale price of Class B Shares and a sales commission of 1% of the sale price of Class C Shares sold by such dealers. (This sales commission will not be paid to dealers for sales of Class B Shares or Class C Shares purchased by 401(k) participants of the Merrill Lynch Daily K Plan due to a waiver of the CDSC for these plan participants’ purchases.) Your broker, dealer or financial advisor may also charge you additional commissions or fees for their services in selling shares to you provided they notify the Distributor of their intention to do so.

Dealers and other entities that enter into special arrangements with the Distributor may receive compensation for the sale and promotion of shares of the fund and/or for providing other shareholder services. Such fees are in addition to the sales commissions referenced above and may be based upon the amount of sales of fund shares by a dealer; the provision of assistance in marketing of fund shares; access to sales personnel and information dissemination services; provision of recordkeeping and administrative services to qualified employee benefit plans; and other criteria as established by the Distributor. Depending on the nature of the services, these fees may be paid either from the fund through distribution fees, service fees or transfer agent fees or, in some cases, the Distributor may pay certain fees from its own profits and resources. From its own profits and resources, the Distributor does intend to: (a) from time to time, pay special incentive and retention fees to qualified wholesalers, registered financial institutions and third party marketers; (b) pay broker-dealers a finder’s fee in an amount equal to 1% of the first $3 million of Class A Share purchases by an account held in the name of a qualified employee benefit plan with at least 100 eligible employees, 0.50% on the next $3 million, plus 0.25% on the amount in excess of $6 million; and (c) excluding purchases as described in (b) above, pay broker-dealers an amount equal to 1.00% of the amount of Class A Shares sold from $1,000,000 to $3,000,000, 0.50% on amounts of $3,000,001 to $10,000,000 and 0.25% on amounts greater than $10,000,000. If part or all of such investment as described in (b) and (c) above, including investments by qualified employee benefit plans, is subsequently redeemed within one year, a 1% CDSC may apply, except for redemptions of shares purchased on which a finder’s fee would have been paid where such investor’s dealer of record, due to the nature of the investor’s account, notifies the Distributor prior to the time of the investment that the dealer waives the finder’s fee otherwise payable to the dealer, or agrees to receive such finder’s fee ratably over a 12-month period. For purposes of determining the applicability of the CDSC, the one-year CDSC period begins on the last day of the month preceding the month in which the purchase was made. Any dealer who receives more than 90% of a sales charge may be deemed to be an “underwriter” under the Securities Act of 1933. PEPCO reserves the right to discontinue or alter such fee payment plans at any time.

From its own resources or pursuant to the distribution and shareholder servicing plans, and subject to the dealers’ prior approval, the Distributor may provide additional compensation to registered representatives of dealers in the form of travel expenses, meals, and lodging associated with training and educational meetings sponsored by the Distributor. The Distributor may also provide gifts amounting in value to less than $100, and occasional meals or entertainment, to registered representatives of dealers. Any such travel expenses, meals, lodging, gifts or entertainment paid will not be preconditioned upon the registered representatives’ or dealers’ achievement of a sales target. The Distributor may, from time to time, reallow the entire portion of the sales charge on Class A Shares

Virtus Capital Growth Fund	19

which it normally retains to individual selling dealers. However, such additional reallowance generally will be made only when the selling dealer commits to substantial marketing support such as internal wholesaling through dedicated personnel, internal communications and mass mailings.

The Distributor has agreed to pay fees to certain distributors for preferred marketing opportunities. These arrangements may be viewed as creating a conflict of interest between these distributors and investors. Investors should make due inquiry of their selling agents to ensure that they are receiving the requisite point of sale disclosures and suitable recommendations free of any influence by reason of these arrangements.

Your Account

Opening an Account

Your financial advisor can assist you with your initial purchase as well as all phases of your investment program. If you are opening an account by yourself, please follow the instructions outlined below.

The fund has established the following preferred methods of payment for fund shares:

•	Checks drawn on an account in the name of the investor and made payable to Virtus Mutual Funds;

•	Checks drawn on an account in the name of the investor’s company or employer and made payable to Virtus Mutual Funds; or

•	Wire transfers or Automated Clearing House (ACH) transfers from an account in the name of the investor, or the investor’s company or employer.

Payment in other forms may be accepted at the discretion of the fund. Please specify the name(s) of the fund or funds in which you would like to invest on the check or transfer instructions.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. Accordingly, when you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. We may check the information you provide against publicly available databases, information obtained from consumer reporting agencies, other financial institutions or other sources. If, after reasonable effort, we cannot verify your identity, we reserve the right to close the account and redeem the shares at the net asset value next calculated after the decision is made by us to close the account.

20	Virtus Capital Growth Fund

Step 1.

Your first choice will be the initial amount you intend to invest in the fund.

Minimum initial investments:

•

$25 for individual retirement accounts (IRAs), accounts that use the systematic exchange privilege, or accounts that use the Systematic Purchase program. (See below for more information on the Systematic Purchase program.)

•

There is no initial dollar requirement for defined contribution plans, asset-based fee programs, profit-sharing plans, or employee benefit plans. There is also no minimum for reinvesting dividends and capital gains into another account.

•	$500 for all other accounts.

Minimum additional investments:

•	$25 for any account.

•

There is no minimum additional investment requirement for defined contribution plans, asset-based fee programs, profit-sharing plans, or employee benefit plans. There is also no minimum additional investment requirement for reinvesting dividends and capital gains into an existing account.

The fund reserves the right to refuse any purchase order for any reason.

Step 2.

Your second choice will be what class of shares to buy. Each share class has different sales and distribution charges. Because all future investments in your account will be made in the share class you choose when you open your account, you should make your decision carefully. Your financial advisor can help you pick the share class that makes the most sense for your situation.

Step 3.

Your next choice will be how you want to receive any dividends and capital gain distributions. Your options are:

•	Receive both dividends and capital gain distributions in additional shares;

•	Receive dividends in additional shares and capital gain distributions in cash;

•	Receive dividends in cash and capital gain distributions in additional shares; or

•	Receive both dividends and capital gain distributions in cash.

No interest will be paid on uncashed distribution checks.

Virtus Capital Growth Fund	21

How to Buy Shares

To Open An Account
Through a financial advisor	Contact your advisor. Some advisors may charge a fee and may set different minimum investments or limitations on buying shares.
Through the mail	Complete a New Account Application and send it with a check payable to the fund. Mail them to: State Street Bank, P.O. Box 8301, Boston, MA 02266-8301.
Through express delivery	Complete a New Account Application and send it with a check payable to the fund. Send them to: Boston Financial Data Services, Attn.: Virtus Mutual Funds, 30 Dan Road, Canton, MA 02021-2809.
By Federal Funds wire	Call us at (800) 243-1574 (press 1, then 0).
By Systematic Purchase	Complete the appropriate section on the application and send it with your initial investment payable to the fund. Mail them to: State Street Bank, P.O. Box 8301, Boston, MA 02266-8301.
By telephone exchange	Call us at (800) 243-1574 (press 1, then 0).

The price at which a purchase is effected is based on the net asset value determined after the receipt of a purchase order by the fund’s Transfer Agent.

The fund reserves the right to refuse any order that may disrupt the efficient management of the fund.

22	Virtus Capital Growth Fund

How to Sell Shares

You have the right to have the fund buy back shares at the net asset value next determined after receipt of a redemption request in good order by the fund’s Transfer Agent or an authorized agent. In the case of a Class B Share, Class C Share redemption and certain Class A Share redemptions, you will be subject to the applicable contingent deferred sales charge, if any, for such shares. Subject to certain restrictions, shares may be redeemed by telephone or in writing. In addition, shares may be sold through securities dealers, brokers or agents who may charge customary commissions or fees for their services. The fund does not charge any redemption fees. Payment for shares redeemed is made within seven days; however, redemption proceeds will not be disbursed until each check used for purchases of shares has been cleared for payment by your bank, which may take up to 15 days after receipt of the check.

To Sell Shares
Through a financial advisor	Contact your advisor. Some advisors may charge a fee and may set different minimums on redemptions of accounts.
Through the mail	Send a letter of instruction and any share certificates (if you hold certificate shares) to: State Street Bank, P.O. Box 8301, Boston, MA 02266-8301. Be sure to include the registered owner’s name, fund and account number, and number of shares or dollar value you wish to sell.
Through express delivery	Send a letter of instruction and any share certificates (if you hold certificate shares) to: Boston Financial Data Services, Attn.: Virtus Mutual Funds, 30 Dan Road, Canton, MA 02021-2809. Be sure to include the registered owner’s name, fund and account number, and number of shares or dollar value you wish to sell.
By telephone	For sales up to $50,000, requests can be made by calling (800) 243-1574.
By telephone exchange	Call us at (800) 243-1574 (press 1, then 0).

Virtus Capital Growth Fund	23

Things You Should Know When Selling Shares

You may realize a taxable gain or loss (for federal income tax purposes) if you redeem shares of the fund. The fund reserves the right to pay large redemptions “in-kind” (i.e., in securities owned by the fund) rather than in cash. Large redemptions are those that exceed $250,000 or 1% of the fund’s net assets, whichever is less, over any 90-day period. Additional documentation will be required for redemptions by organizations, fiduciaries, or retirement plans, or if a redemption is requested by anyone but the shareholder(s) of record. Transfers between broker-dealer “street” accounts are governed by the accepting broker-dealer. Questions regarding this type of transfer should be directed to your financial advisor. Redemption requests will not be honored until all required documents, in proper form, have been received. To avoid delay in redemption or transfer, shareholders having questions about specific requirements should contact the fund’s Transfer Agent at (800) 243-1574.

Redemptions by Mail

è	If you are selling shares held individually, jointly, or as custodian under the Uniform Gifts to Minors Act or Uniform Transfers to Minors Act:

Send a clear letter of instructions if all of these apply:

•	The proceeds do not exceed $50,000.

•	The proceeds are payable to the registered owner at the address on record.

Send a clear letter of instructions with a signature guarantee when any of these apply:

•	You are selling more than $50,000 worth of shares.

•	The name or address on the account has changed within the last 30 days.

•	You want the proceeds to go to a different name or address than on the account.

è	If you are selling shares held in a corporate or fiduciary account, please contact the fund’s Transfer Agent at (800) 243-1574.

The signature guarantee, if required, must include a STAMP 2000 Medallion guarantee made by an eligible guarantor institution as defined by the fund’s Transfer Agent in accordance with its signature guarantee procedures. Guarantees using previous technology medallions will not be accepted. Currently, the Transfer Agent’s signature guarantee procedures generally permit guarantees by banks, broker-dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations.

24	Virtus Capital Growth Fund

Selling Shares by Telephone

The Transfer Agent will use reasonable procedures to confirm that telephone instructions are genuine. Address and bank account information are verified, redemption instructions are taped, and all redemptions are confirmed in writing.

The individual investor bears the risk from instructions given by an unauthorized third party that the Transfer Agent reasonably believed to be genuine.

The Transfer Agent may modify or terminate the telephone redemption privilege at any time with 60 days notice to shareholders, except for instances of disruptive trading or market timing; in such cases, the telephone redemption privilege may be suspended immediately, followed by written notice. (See “Disruptive Trading and Market Timing” in this Prospectus.)

During times of drastic economic or market changes, telephone redemptions may be difficult to make or temporarily suspended.

Account Policies

Account Reinstatement Privilege

Subject to the fund’s policies and procedures regarding market timing, for 180 days after you sell your Class A Shares, Class B Shares or Class C Shares on which you previously paid a sales charge, you may purchase Class A Shares of any Virtus Mutual Fund at net asset value, with no sales charge, by reinvesting all or part of your proceeds, but not more. Send your written request to State Street Bank, P.O. Box 8301, Boston, MA 02266-8301. You can call us at (800) 243-1574 for more information.

Please remember, a redemption and reinvestment are considered to be a sale and purchase for tax-reporting purposes. Class B and Class C shareholders who have had the contingent deferred sales charge waived because they are in the Systematic Withdrawal Program are not eligible for this reinstatement privilege.

Redemption of Small Accounts

Due to the high cost of maintaining small accounts, if your redemption activity causes your account balance to fall below $200, you may receive a notice requesting you to bring the balance up to $200 within 60 days. If you do not, the shares in the account will be sold at net asset value, and a check will be mailed to the address of record. Any applicable sales charges will be deducted.

Distributions of Small Amounts

Distributions in amounts less than $10 will automatically be reinvested in additional shares of the fund.

Virtus Capital Growth Fund	25

Uncashed Checks

If any correspondence sent by the fund is returned by the postal or other delivery service as “undeliverable,” your dividends or any other distribution may be automatically reinvested in the fund.

If your distribution check is not cashed within six months, the distribution may be reinvested in the fund at the current net asset value. You will not receive any interest on uncashed distribution or redemption checks. This provision may not apply to certain retirement or qualified accounts.

Exchange Privileges

You should read the prospectus of the Virtus Mutual Fund(s) into which you want to make an exchange before deciding to make an exchange. You can obtain a prospectus from your financial advisor or by calling us at (800) 243-4361 or accessing our Web site at VirtusInvestmentPartners.com.

•

You may exchange shares of one fund for the same class of shares of another Virtus Mutual Fund; e.g., Class A Shares for Class A Shares. Class C Shares are also exchangeable for Class T Shares of those Virtus Mutual Funds offering them. Exchange privileges may not be available for all Virtus Mutual Funds and may be rejected or suspended.

•	Exchanges may be made by telephone ((800) 243-1574) or by mail (State Street Bank, P.O. Box 8301, Boston, MA 02266-8301).

•	The amount of the exchange must be equal to or greater than the minimum initial investment required.

•	The exchange of shares is treated as a sale and purchase for federal income tax purposes.

Disruptive Trading and Market Timing

The fund is not suitable for market timers, and market timers are discouraged from becoming investors. Your ability to make exchanges among funds is subject to modification if we determine, in our sole opinion, that your exercise of the exchange privilege may disadvantage or potentially harm the rights or interests of other shareholders.

Frequent purchases, redemptions and exchanges, programmed exchanges, exchanges into and then out of a fund in a short period of time, and exchanges of large amounts at one time may be indicative of market timing and otherwise disruptive trading (“Disruptive Trading”) which can have risks and harmful effects for other shareholders. These risks and harmful effects include:

•

dilution of the interests of long-term investors, if market timers or others exchange into a fund at prices that are below the true value or exchange out of a fund at prices that are higher than the true value;

•

an adverse effect on portfolio management, as determined by the adviser or subadviser in its sole discretion, such as causing the fund to maintain a higher level of cash than would otherwise be the case, or causing the fund to liquidate investments prematurely; and

26	Virtus Capital Growth Fund

•	reducing returns to long-term shareholders through increased brokerage and administrative expenses.

In order to attempt to protect our shareholders from the potential harmful effects of Disruptive Trading, the fund’s Board of Trustees has adopted market timing policies and procedures designed to discourage Disruptive Trading. The Board has adopted these policies and procedures as a preventive measure to protect all shareholders from the potential effects of Disruptive Trading, while also abiding by any rights that shareholders may have to make exchanges and provide reasonable and convenient methods of making exchanges that do not have the potential to harm other shareholders.

Excessive trading activity is measured by the number of roundtrip transactions in an account. A roundtrip transaction is one where a shareholder buys and then sells, or sells and then buys, shares of any fund within 30 days. Shareholders of the fund are limited to one roundtrip transaction within any rolling 30-day period. Roundtrip transactions are counted at the shareholder level. In considering a shareholder’s trading activity, the fund may consider, among other factors, the shareholder’s trading history both directly and, if known, through financial intermediaries, in the fund, in other funds within the Virtus Mutual Fund complex, in non-Virtus mutual funds or in accounts under common control or ownership. We do not include exchanges made pursuant to the dollar cost averaging or other similar programs when applying our market timing policies. Systematic withdrawal and/or contribution programs, mandatory retirement distributions, and transactions initiated by a plan sponsor also will not count towards the roundtrip limits. The fund may permit exchanges that it believes, in the exercise of its judgment, are not disruptive. The size of the fund and the size of the requested transaction may be considered when determining whether or not the transaction would be disruptive.

Shareholders holding shares for at least 30 days following investment will ordinarily be in compliance with the fund’s policies regarding excessive market timing. The fund may, however, take action if activity is deemed disruptive even if shares are held longer than 30 days, such as a request for a transaction of an unusually large size. The size of the fund and the size of the requested transaction may be considered when determining whether or not the transaction would be disruptive.

Under our market timing policies, we may modify your exchange privileges for some or all of the funds by not accepting an exchange request from you or from any person, asset allocation service, and/or market timing service made on your behalf. We may also limit the amount that may be exchanged into or out of any fund at any one time, or may revoke your right to make Internet, telephone or facsimile exchanges. We may reinstate Internet, telephone and facsimile exchange privileges after they are revoked, but we will not reinstate these privileges if we have reason to believe that they might be used thereafter for Disruptive Trading.

The fund currently does not charge exchange or redemption fees, or any other administrative charges on fund exchanges. The fund reserves the right to impose such fees and/or charges in the future.

Orders for the purchase of fund shares are subject to acceptance by the fund. We reserve the right to reject, without prior notice, any exchange request into any fund if the purchase of shares in the corresponding fund is not accepted for any reason.

Virtus Capital Growth Fund	27

The fund does not have any arrangements with any person, organization or entity to permit frequent purchases and redemptions of fund shares.

We may, without prior notice, take whatever action we deem appropriate to comply with or take advantage of any state or federal regulatory requirement. The fund reserves the right to reject any purchase or exchange transaction at any time. If we reject a purchase or exchange for any reason, we will notify you of our decision in writing.

The fund cannot guarantee that its policies and procedures regarding market timing will be effective in detecting and deterring all Disruptive Trading.

Retirement Plans

Shares of the fund may be used as investments under the following retirement plans: Individual Retirement Account (IRA), rollover IRA, SIMPLE IRA, Roth IRA, 401(k) plans, profit-sharing, money purchase plans, and 403(b) plans. For more information, call (800) 243-4361.

Investor Services and Other Information

Systematic Purchase is a systematic investment plan that allows you to have a specified amount automatically deducted from your checking or savings account and then deposited into your mutual fund account. Just complete the Systematic Purchase Section on the application and include a voided check.

Systematic Exchange allows you to automatically move money from one Virtus Mutual Fund to another on a monthly, quarterly, semiannual or annual basis. Shares of one Virtus Mutual Fund will be exchanged for shares of the same class of another Virtus Mutual Fund at the interval you select. To sign up, just complete the Systematic Exchange Section on the application. Exchange privileges may not be available for all Virtus Mutual Funds and may be rejected or suspended.

Telephone Exchange lets you exchange shares of one Virtus Mutual Fund for the same class of shares in another Virtus Mutual Fund, using our customer service telephone number ((800) 243-1574). (See the “Telephone Exchange” section on the application.) Exchange privileges may not be available for all Virtus Mutual Funds and may be rejected or suspended.

Systematic Withdrawal allows you to periodically redeem a portion of your account on a predetermined monthly, quarterly, semiannual, or annual basis. Sufficient shares from your account will be redeemed at the closing net asset value on the applicable payment date, with proceeds to be mailed to you or sent through ACH to your bank (at your selection). For payments to be mailed, shares will be redeemed on the 15th of the month so that the payment is made about the 20th of the month. For ACH payments, you may select the day of the month for the payments to be made; if no date is specified, the payments

28	Virtus Capital Growth Fund

will occur on the 15th of the month. The minimum withdrawal is $25, and minimum account balance requirements continue to apply. Shareholders in the program must own Virtus Mutual Fund shares worth at least $5,000. Sales charges on systematic withdrawals are waived, subject to certain limitations as described in the Statement of Additional Information.

Disclosure of Fund Holdings. The fund makes available on the Virtus Mutual Funds’ Web site, VirtusInvestmentPartners.com, information with respect to the fund’s top 10 holdings and summary composition data derived from portfolio holdings information. This information is posted to the Web site at the end of each month with respect to the top 10 holdings, and at the end of each quarter with respect to summary composition information, generally within 10 business days. This information will remain available on the Web site until full portfolio holdings information becomes publicly available. A full listing of the fund’s portfolio holdings becomes publicly available (i) as of the end of its second and fourth fiscal quarters in shareholder reports, which are sent to all shareholders and are filed with the SEC on Form N-CSR, and (ii) at the end of its first and third fiscal quarters by filing with the SEC a Form N-Q. The fund’s shareholder reports are available without charge on Virtus’ Web site at VirtusInvestmentPartners.com. The fund’s Form N-Q filings are available on the SEC’s Internet site at sec.gov. A more detailed description of the fund’s policies and procedures with respect to the disclosure of the fund’s portfolio securities is also available in the Statement of Additional Information.

Tax Status of Distributions

The fund plans to make distributions from net investment income semiannually and to distribute net realized capital gains, if any, at least annually.

Distributions of short-term capital gains (gains on securities held for a year or less) and interest net investment income are taxable to shareholders as ordinary income. Under the Jobs and Growth Tax Reconciliation Act of 2003, certain distributions of long-term capital gains and certain dividends are taxable at a lower rate than ordinary income for a limited number of years. This lower rate terminates for tax years after 2010. After that time, long-term capital gains rates are scheduled to increase. Long-term capital gains, if any, distributed to shareholders and which are designated by the fund as capital gain distributions, are taxable to shareholders as long-term capital gain distributions regardless of the length of time you have owned your shares. Tax rates, including differences, if any between rates for ordinary income and long-term capital gains, are subject to change based on congressional action. As of February 2008, there were proposals pending in Congress that would impact the relative tax rates.

Unless you elect to receive distributions in cash, dividends and capital gain distributions are paid in additional shares. All distributions, cash or additional shares, are subject to federal income tax and may be subject to state, local and other taxes. There are proposals pending in Congress to modify the tax treatment of distributions paid in additional shares.

Virtus Capital Growth Fund	29

Financial Highlights

This table presents financial performance of the Predecessor Fund and for the Successor Fund for its most recent fiscal period and is intended to help you understand the fund’s financial performance for the past five years or since inception. Some of the information reflects financial information for a single fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, the fund’s independent registered public accounting firm. Their report, together with the fund’s financial statements, is included in the fund’s most recent Annual Report, which is available upon request.

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Total Distributions
Class A
11/1/07 to 3/31/08	$18.18	$(0.03)	$(3.15)	$(3.18)	$—	$—
11/1/06 to 10/31/07	15.78	(0.03)	2.43	2.40	—	—
11/1/05 to 10/31/06	14.89	(0.05)	1.02	0.97	(0.08)	(0.08)
11/1/04 to 10/31/05	14.21	0.07	0.61	0.68	—	—
11/1/03 to 10/31/04	13.90	(0.06)	0.37	0.31	—	—
11/1/02 to 10/31/03	11.89	(0.06)	2.07	2.01	—	—
Class B
11/1/07 to 3/31/08	$16.55	$(0.07)	$(2.87)	$(2.94)	$—	$—
11/1/06 to 10/31/07	14.47	(0.14)	2.22	2.08	—	—
11/1/05 to 10/31/06	13.69	(0.15)	0.93	0.78	—	—
11/1/04 to 10/31/05	13.16	(0.05)	0.58	0.53	—	—
11/1/03 to 10/31/04	12.96	(0.15)	0.35	0.20	—	—
11/1/02 to 10/31/03	11.17	(0.14)	1.93	1.79	—	—
Class C
11/1/07 to 3/31/08	$18.06	$(0.08)	$(3.13)	$(3.21)	$—	$—
11/21/06 to 10/31/07	15.95	(0.16)	2.27	2.11	—	—

30	Virtus Capital Growth Fund

Change in Net Asset Value	Net Asset Value, End of Period	Total Return(2)		Net Assets, End of Period (000’s)	Ratio of Net Operating Expenses to Average Net Assets		Ratio of Gross Operating Expenses to Average Net Assets		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover

$(3.18)	$15.00	(17.49	)%(4)	$382,033	1.43	%(3)	1.43	%(3)	(0.46	)%(3)	33	%(4)
2.40	18.18	15.21		493,633	1.41		1.41		(0.16)		90
0.89	15.78	6.54		486,845	1.37		1.37		(0.31)		167
0.68	14.89	4.79		580,058	1.36		1.36		0.45		67
0.31	14.21	2.23		844,523	1.34		1.34		(0.39)		57
2.01	13.90	16.90		896,872	1.36		1.36		(0.49)		39

$(2.94)	$13.61	(17.76	)%(4)	$7,874	2.17	%(3)	2.17	%(3)	(1.20	)%(3)	33	%(4)
2.08	16.55	14.37		10,937	2.16		2.16		(0.93)		90
0.78	14.47	5.70		9,038	2.12		2.12		(1.06)		167
0.53	13.69	4.03		11,918	2.11		2.11		(0.34)		67
0.20	13.16	1.54		16,314	2.09		2.09		(1.13)		57
1.79	12.96	16.03		23,730	2.11		2.11		(1.24)		39

$(3.21)	$14.85	(17.77	)%(4)	$3,237	2.17	%(3)	2.17	%(3)	(1.20	)%(3)	33	%(4)
2.11	18.06	13.23	(4)	4,546	2.15	(3)	2.15	(3)	(1.03	)(3)	90	(4)

(1)	Computed using average shares outstanding.
(2)	Sales charges are not reflected in total return calculation.
(3)	Annualized.
(4)	Not annualized.

Virtus Capital Growth Fund	31

         M U T U A L    F U N D S

c/o State Street Bank and Trust Company

                    P.O. Box 8301

            Boston, MA 02266-8301

ADDITIONAL INFORMATION

You can find more information about the Funds in the following documents:

Annual and Semiannual Reports

Annual and semiannual reports contain more information about the Funds’ investments. The annual report discusses the market conditions and investment strategies that significantly affected the Funds’ performance during the last fiscal year.

Statement of Additional Information (SAI)

The SAI contains more detailed information about the Funds. It is incorporated by reference and is legally part of the prospectus.

To obtain free copies of these documents, you can download copies from the Individual Investors section of our Web site, VirtusInvestmentPartners.com, or you can request copies by calling us toll-free at 1-800-243-1574.

Information about the Funds (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s (SEC) Public Reference Room in Washington, DC. For information about the operation of the Public Reference Room, call 1-202-551-8090. This information is also available on the SEC’s Internet site at sec.gov. You may also obtain copies upon payment of a duplicating fee by writing the Public Reference Section of the SEC, Washington, DC 20549-6009 or by electronic request at publicinfo@sec.gov.

Mutual Fund Services: 1-800-243-1574

Text Telephone: 1-800-243-1926

Investment Company Act File No. 811-945	10-08
8017

Prospectus

M U T U A L    F U N D S

Virtus Balanced Fund

	June 6, 2008,	Wouldn’t you rather have this
	as supplemented August 6, 2008,	document e-mailed to you?
	and September 12, 2008,	Eligible shareholders can sign up for
	and as revised October 1, 2008.	E-Delivery at VirtusInvestmentPartners.com

Not FDIC Insured	No Bank Guarantee	May Lose Value

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense. This prospectus contains important information that you should know before investing in the Virtus Balanced Funds. Please read it carefully and retain it for future reference.

Virtus Balanced Fund (formerly Phoenix Balanced Fund)

Virtus Balanced Fund

Investment Objectives

The Virtus Balanced Fund has investment objectives of reasonable income, long-term capital growth and conservation of capital. There is no guarantee that the fund will achieve its objectives. The fund’s investment objectives may be changed without shareholder approval.

Principal Investment Strategies

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Under normal market circumstances, the fund invests at least 65% of its assets in common stocks and fixed income securities of both U.S. and foreign issuers, including issuers in “emerging market” countries, and may invest in companies of any size. Generally, the fund invests approximately 60% in equity securities and 40% in fixed income securities.

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The adviser uses a quantitative approach coupled with fundamental analysis in its equity security selection process. The 1,500 largest capitalized stocks are ranked based on valuation, momentum and earnings related factors. As of March 31, 2008, the market capitalization range of the pool of securities from which the fund selects its equity investments was $906 million to $481 billion. The adviser seeks a desired balance of risk and return potential, including a targeted yield greater than that of the S&P 500® Index. The adviser does not guarantee that the targeted yield will exceed the S&P 500® Index.

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The subadviser uses a sector rotation approach for selecting fixed income securities, seeking to adjust the proportion of fund investments in various sectors (such as agency mortgage-backed securities, investment grade corporate bonds, municipal securities and commercial mortgage-backed securities) and the selections within sectors to obtain higher relative returns. The subadviser selects those sectors that it believes offer attractive values. Securities within sectors are selected based on general economic and financial conditions, and the issuer’s business, management, cash, assets, earnings and stability. Securities selected for investment are those that the subadviser believes offer the best potential for total return based on risk-reward tradeoff.

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Interest rate risk is managed by a duration neutral strategy. The subadviser attempts to maintain the duration of the fund at a level similar to that of its fixed income benchmark, the Lehman Brothers Aggregate Bond Index. Duration measures the interest rate sensitivity of a fixed income security by assessing and weighting the present value of the security’s payment pattern. Generally, the longer the maturity, the greater the duration and therefore the greater effect interest rate changes have on the price of the security. By maintaining the duration of the fund at a level similar to that of the fund’s fixed income benchmark, the subadviser believes that the fund’s exposure to interest rate risk is more consistent with that benchmark’s risk profile than that of a fund that attempts to predict future interest rate changes. On March 31, 2008, the modified adjusted duration of the Lehman Brothers Aggregate Bond Index was 4.38 years; the

Virtus Balanced Fund	1

modified adjusted duration of the fund was 4.39 years. Typically, for a fund maintaining a modified adjusted duration of 4.39 years, a one percent increase in interest rates would cause a 4.39% decrease in the value of the fund’s fixed income assets. Similarly, a one percent decrease in interest rates typically would cause the value of the fund’s fixed income assets to increase by 4.39%.

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Fixed income securities selected for portfolio investment may be of any maturity. However, the subadviser attempts to maintain a maturity composition similar to that of its fixed income benchmark in an effort to maintain an interest rate risk profile consistent with its benchmark. Maturity composition refers to the percentage of securities within specific maturity ranges as well as the aggregate weighted average portfolio maturity. On March 31, 2008, the average maturity of the Lehman Brothers Aggregate Bond Index was 7.05 years; the average adjusted maturity of the fund was 5.68 years.

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As to the fixed income portion of the fund’s portfolio, the fund primarily invests in investment-grade securities, including corporate bonds, municipal bonds, agency and non-agency mortgage-backed securities, asset-backed securities and U.S. Treasury securities. The fund may also invest in high yield-high risk securities, commonly referred to as “junk bonds.” If after the time of investment a security’s rating declines, the fund is not obligated to sell the security.

Temporary Defensive Strategy: During periods of adverse market conditions, the fund may take temporary defensive positions that are inconsistent with its principal investment strategies by holding all or part of its assets in cash and short-term money market instruments, including obligations of the U.S. Government, high-quality commercial paper, certificates of deposit, bankers’ acceptances, bank interest-bearing demand accounts, and repurchase agreements secured by U.S. Government securities. When this allocation happens, the fund may not achieve its objective.

Please see “Additional Investment Techniques” for other investment techniques of the fund.

Risks Related to Principal Investment Strategies

If you invest in this fund, you risk losing your investment.

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Credit Risk – The risk that an issuer of a security will fail to pay interest or principal in a timely manner or that negative perceptions of the issuer’s ability to make such payments will cause the price of the security to decline.

•	Emerging Markets Risk – The risk that prices of emerging markets securities may be more volatile than those of their counterparts in more established foreign markets.

•	Equity Securities Risk – The risk that, generally, prices of equity securities are more volatile than those of fixed income securities.

•	Foreign Securities Risk – The risk that the prices of foreign securities may be more volatile than those of their domestic counterparts.

2	Virtus Balanced Fund

•	High Yield High Risk (Junk Bond) Securities Risk – The risk that lower rated securities generally have a higher incidence of default and may be less liquid than higher rated securities.

•	Interest Rate Risk – The risk that bond prices overall will decline because of rising interest rates.

•	Large Company Risk – The risk that the value of investments in larger companies may not rise as much as smaller companies, as larger companies tend to be less volatile.

•	Long-Term Maturities/Durations Risk – The risk of greater price fluctuations than would be associated with securities having shorter maturities or durations.

•	Municipal Market Risk – The risk that certain factors may negatively affect the value of municipal securities and, as a result, the share price of the fund.

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Prepayment Risk – The risk that issuers will prepay fixed rate obligations when interest rates fall, forcing the fund to re-invest in obligations with lower interest rates than the original obligations.

•	Small and Medium Company Risk – The risk that investments in smaller companies may be more volatile than investments in larger companies.

•	U.S. Government Securities Risk – The risk that certain of these securities are only guaranteed as to the timely payment of principal and interest.

For a more detailed description of the above risks, see Risks Related to Principal Investment Strategies, page 6.

Virtus Balanced Fund	3

Performance Tables

The Virtus Balanced Fund, a series of Phoenix Equity Trust (“Successor Fund”), is the successor of the Phoenix Balanced Fund, a series of Phoenix Series Fund (“Predecessor Fund”), resulting from a reorganization of the Predecessor Fund with and into the Successor Fund on March 10, 2008. The Predecessor Fund and the Successor Fund have identical investment objectives and strategies. The Successor Fund has adopted the past performance of the Predecessor Fund as its own. Therefore, the performance tables below include the performance of the shares of the Predecessor Fund prior to the Virtus Balanced Fund’s commencement date.

The bar chart and table below provide some indication of the risks of investing in the Virtus Balanced Fund. The bar chart shows changes in the fund’s Class A Shares performance from year to year over a 10-year period.(1) The table shows how the fund’s average annual returns compare to those of two broad-based securities market indices and to a “balanced” benchmark. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

(1) The fund’s annual returns in the chart above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. During the 10-year period shown in the chart above, the highest return for a quarter was 13.59% (quarter ended December 31, 1998) and the lowest return for a quarter was -8.96% (quarter ended September 30, 2002). Year-to-date performance (through March 31, 2008) is -6.08%.

4	Virtus Balanced Fund

Average Annual Total Returns (for the periods ended 12/31/07)(2)	1 Year	5 Years	10 Years	Since Inception(3) Class C
Class A
Return Before Taxes	(0.21)%	7.73%	5.51%	—
Return After Taxes on Distributions(4)	(2.02)%	6.24%	3.76%	—
Return After Taxes on Distributions and Sale of Fund Shares(4)(5)	1.10%	6.16%	3.95%	—
Class B
Return Before Taxes	1.18%	8.20%	5.35%	—
Class C
Return Before Taxes	5.05%	—	—	7.56%
Lehman Brothers Aggregate Bond Index(6)	6.97%	4.42%	5.97%	4.76%
S&P 500® Index(7)	5.49%	12.83%	5.92%	11.46%
Balanced Benchmark(8)	6.22%	9.51%	6.27%	8.82%

(2) The fund’s average annual returns in the table above reflect the deduction of the maximum sales charge for an investment in the fund’s Class A Shares and a full redemption in the fund’s Class B Shares and Class C Shares.

(3) Class C Shares since April 19, 2005.

(4) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. The after-tax returns shown in the table above are for only one class of shares offered by the prospectus (Class A); after-tax returns for other classes will vary. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(5) The Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than the Return After Taxes on Distributions for the same period if there was a tax loss realized on sale of fund shares. The benefit of the tax loss (to the extent it can be used to offset other gains) may result in a higher return.

(6) The Lehman Brothers Aggregate Bond Index measures the U.S. investment-grade fixed rate bond market. The index is calculated on a total-return basis. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.

(7) The S&P 500® Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total-return basis with dividends reinvested. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.

(8) The Balanced Benchmark is a composite index consisting of 60% S&P 500® Index and 40% Lehman Brothers Aggregate Bond Index. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.

Virtus Balanced Fund	5

Risks Related To Principal Investment Strategies

The value of the fund’s investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund’s investments decreases, you will lose money.

Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected and investments may fail to perform as the adviser or subadviser expects. As a result, the value of your shares may decrease.

Specific risks of investing in the fund are described in detail below.

Credit Risk

The risk that an issuer of a security will fail to pay interest or principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of the security to decline. Debt securities rated below investment-grade are especially susceptible to this risk.

Emerging Markets Risk

The risk that prices of emerging markets securities may be more volatile than those of their counterparts in more established foreign markets. Investments in less-developed countries whose markets are still emerging generally present risks in greater degree than those presented by investments in foreign issuers based in countries with developed securities markets and more advanced regulatory systems. Prior governmental approval may be required in some developing countries for the release of investment income, capital and sale proceeds to foreign investors, and some developing countries may limit the extent of foreign investment in domestic companies.

Emerging market countries often suffer from currency devaluation and higher rates of inflation. Developing countries may be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed by countries with which they trade and may also be affected by economic conditions in such countries. In addition, a negative situation or condition that affects the market in one emerging market region may have a negative impact on all emerging market regions due to the so-called “ripple effect.”

Equity Securities Risk

Generally, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, equity securities will respond to events that affect entire financial markets or industries (such as changes in inflation or consumer demand) and to events that affect particular issuers (such as news about the success or failure of a new product).

6	Virtus Balanced Fund

Foreign Securities Risk

The risk that the prices of foreign securities may be more volatile than those of their domestic counterparts owing in part to possible political or economic instability; limits on repatriation of capital; exchange controls or exchange rate fluctuations; less publicly available information as a result of accounting, auditing, and financial reporting standards different from those used in the U.S.; more volatile markets; less securities regulation; less favorable tax provisions; war or expropriation.

High Yield High Risk (Junk Bond) Securities Risk

Securities rated “BB” or below by S&P or “Ba” or below by Moody’s are known as “high yield” securities and are commonly referred to as “junk bonds”. These securities involve greater risk of loss due to credit deterioration and are less liquid, especially during periods of economic uncertainty or change, than higher-quality debt securities. Lower-rated debt securities generally have a higher risk that the issuer of the security may default and not make the payment of interest or principal.

Interest Rate Risk

The risk that bond prices overall will decline because of rising interest rates. With fixed-rate securities, an increase in prevailing interest rates typically causes the value of those securities to fall, while a decline in prevailing interest rates generally produces an increase in the market value of the securities. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing a fund’s duration and reducing the value of such a security. If a fund invests in asset-backed and mortgage-backed securities, it is more vulnerable to this risk. Changes in interest rates will affect the value of longer-term fixed income securities more than shorter-term securities and lower-quality securities more than higher-quality securities.

Large Company Risk

The risk that companies with large market capitalizations go in and out of favor based on market and economic conditions. Larger companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the fund’s value may not rise as much as the value of funds that emphasize companies with smaller market capitalizations.

Long-Term Maturities/Durations Risk

The risk that fixed income securities with longer maturities or durations may be subject to greater price fluctuations due to interest rate, tax law, and general market changes than securities with shorter maturities or durations.

Municipal Market Risk

The risk that certain factors may negatively affect the value of municipal securities, and, as a result, the share price of a fund that invests in them. These factors include political or legislative changes,

Virtus Balanced Fund	7

uncertainties related to the tax status of the securities or the rights of investors in the securities. A fund may invest in municipal obligations that are related in such a way (e.g., multiple apparently unrelated issues that depend on the financial rating or support of a single government unit) that an economic, business or political development or change that affects one of these obligations would also affect the others.

Prepayment Risk

The risk that issuers will prepay fixed rate obligations when interest rates fall, forcing a fund to re-invest in obligations with lower interest rates than the original obligations. As interest rates decline, the issuers of securities held by a fund may prepay principal earlier than scheduled, forcing a fund to reinvest in lower yielding securities. This prepayment may reduce a fund’s income. If a fund invests in asset-backed and mortgage-backed securities, it is more vulnerable to this risk.

Small and Medium Company Risk

Companies with small and medium market capitalizations are often companies with a limited operating history or companies in industries that have recently emerged due to cultural, economic, regulatory or technological developments. Such developments can have a significant impact or negative effect on small and medium market capitalization companies and their stock performance and can make investment returns highly volatile. Product lines are often less diversified and more susceptible to competitive threats. Small and medium market capitalization stocks are subject to varying patterns of trading volume and may, at times, be difficult to sell.

U.S. Government Securities Risk

The risk that although backed by the U.S. Government, these securities are subject to price fluctuations. Obligations issued or guaranteed by the U.S. Government, its agencies, authorities and instrumentalities and backed by the full faith and credit of the United States only guarantee principal and interest will be timely paid to holders of the securities. The entities do not guarantee that the value of fund shares will increase. In addition, not all U.S. Government securities are backed by the full faith and credit of the United States, but rather are the obligation solely of the entity through which they are issued.

8	Virtus Balanced Fund

Fund Fees and Expenses

The tables below illustrate all fees and expenses that you may pay if you buy and hold Class A Shares, Class B Shares or Class C Shares of the fund.

	Class A Shares	Class B Shares	Class C Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of	5.75%	None	None
offering price)
Maximum Deferred Sales Charge (load) (as a percentage of the lesser of the	None(a)	5.00%(b)	1.00%(c)
value redeemed or the amount invested)
Maximum Sales Charge (load) Imposed on Reinvested Dividends	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None

Annual Fund Operating Expenses (expenses that are deducted from fund assets)

	Class A Shares	Class B Shares	Class C Shares
Management Fees	0.55%	0.55%	0.55%
Distribution and Shareholder Servicing (12b-1) Fees(d)	0.25%	1.00%	1.00%
Shareholder Services Fee	None	None	None
Other Expenses(e)	0.28%	0.28%	0.28%

Total Annual Fund Operating Expenses(e)	1.08%	1.83%	1.83%

(a) A contingent deferred sales charge of 1% may apply on certain redemptions made within one year following purchases on which a finder’s fee has been paid. The one-year period begins on the last day of the month preceding the month in which the purchase was made.

(b) The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 1% annually to 2% during the fourth and fifth years and to 0% after the fifth year.

(c) The deferred sales charge is imposed on Class C Shares redeemed during the first year only.

(d) Distribution and Shareholder Servicing (12b-1) Fees represent an asset-based sales charge that, for a long-term shareholder, over time may be higher than the maximum front-end sales charge permitted by the Financial Industry Regulatory Authority (“FINRA”).

(e) Restated to reflect current fee structure.

Virtus Balanced Fund	9

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	1 year	3 years	5 years	10 years
Class A Shares	$679	$899	$1,136	$1,816
Class B Shares	$586	$776	$990	$1,915
Class C Shares	$286	$576	$990	$2,148

You would pay the following expenses if you did not redeem your shares:

Class	1 year	3 years	5 years	10 years
Class B Shares	$186	$576	$990	$1,951
Class C Shares	$186	$576	$990	$2,148

Additional Investment Techniques

In addition to the Risks Related to Principal Investment Strategies, the fund may engage in additional investment techniques that present additional risks to the fund as described below. Many of the additional investment techniques that the fund may use, as well as other investment techniques that are relied upon to a lesser degree, are more fully described in the Statement of Additional Information.

Debt Securities

The fund may invest in nonconvertible or convertible debt securities of U.S. and foreign (non-U.S.) issuers including corporate notes, bonds and debentures that are rated within the three highest rating categories at the time of investment, or if unrated, are deemed by the subadviser to be of comparable quality. Generally, if interest rates rise, the value of debt securities will fall. Credit risk for debt obligations generally increases as the rating declines. Securities with lower credit ratings have a greater chance of principal and interest payment default. Debt obligations with longer maturities may be

10	Virtus Balanced Fund

subject to price fluctuations due to interest rates, tax laws and other general market factors. Credit risk is determined at the date of investment. If the rating declines after the date of purchase, the fund is not obligated to sell the security. In addition, debt securities convertible into common stocks may have higher yields than common stocks but lower yields than comparable nonconvertible securities.

In addition to credit and interest rate risk, investing in debt securities carries certain other risks, including:

Redemption Risk—Debt securities sometime contain provisions that allow for redemption in the event of tax or security law changes, in addition to call features at the option of the issuer. In the event of a redemption, the fund may not be able to reinvest the proceeds at comparable rates of return. If a convertible debt security is called for redemption, the fund may have to redeem the security, convert it into common stock or sell it to a third party at a price and time that is not beneficial for the fund.

Limited Voting Rights—Debt securities typically do not provide any voting rights, except in cases when interest payments have not been made and the issuer is in default.

Liquidity—Certain debt securities may be substantially less liquid than many other securities such as U.S. Government securities or common stocks.

Derivatives

The fund may enter into derivative transactions (contracts whose value is derived from the value of an underlying asset, index or rate) including futures, options, non-deliverable forwards, forward foreign currency exchange contracts and swap agreements. The fund may use derivatives to hedge against factors that affect the value of its investments such as interest rates and foreign currency exchange rates. The fund may also utilize derivatives as part of its overall investment technique to gain or lessen exposure to various securities, markets and currencies.

Derivatives typically involve greater risks than traditional investments. It is generally more difficult to ascertain the risk of, and to properly value, derivative contracts. Derivative contracts are usually less liquid than traditional securities and are subject to counterparty risk (the risk that the other party to the contract will default or otherwise not be able to perform its contractual obligations). In addition, some derivatives transactions may involve potentially unlimited losses. Derivatives contracts entered into for hedging purposes may also subject the fund to losses if the contracts do not correlate with the assets, index or rates they were designed to hedge. Gains and losses derived from hedging transactions are, therefore, more dependent upon the adviser’s or subadviser’s ability to correctly predict the movement of the underlying asset prices, indexes or rates.

Illiquid and Restricted Securities

The fund may invest in illiquid and restricted securities. Illiquid and restricted securities may include repurchase agreements with maturities of greater than seven days. Illiquid and restricted securities may be difficult to sell or may be sold only pursuant to certain legal restrictions. Difficulty in selling securities may result in a loss to the fund or entail expenses not normally associated with the sale of a security.

Virtus Balanced Fund	11

Loan Participations

The fund may invest in loan participations. A loan participation agreement involves the purchase of a share of a loan made by a bank to a company in return for a corresponding share of borrower’s principal and interest payments. The principal credit risk associated with acquiring loan participation interests is the credit risk associated with the underlying corporate borrower. There is also a risk that there may not be a readily available market for loan participation interests and, in some cases, this could result in the fund disposing of such securities at a substantial discount from face value or holding such securities until maturity.

Private Placements

The fund may purchase securities which have been privately issued to qualified institutional investors under special rules adopted by the Securities and Exchange Commission (“SEC”). Such securities may offer higher yields than comparable publicly traded securities. Privately issued securities ordinarily can be sold by the fund in secondary market transactions to certain qualified investors pursuant to rules established by the SEC or in privately negotiated transactions to a limited number of purchasers. Therefore, sales of such securities by the fund may involve significant delays and expense.

Securities Lending

The fund may loan portfolio securities with a value up to one-third of its total assets to increase investment returns. If the borrower is unwilling or unable to return the borrowed securities when due, the fund can suffer losses.

Short-Term Instruments

The fund may invest in short-term securities, including money market instruments, repurchase agreements, bank certificates of deposit and bankers’ acceptances. Default or insolvency of the other party to a repurchase agreement presents a risk to the fund.

Unrated Securities

The fund may invest in unrated securities. Unrated securities may not be lower in quality than rated securities, but due to their perceived risk they may not have as broad a market as rated securities. Analysis of unrated securities is more complex than for rated securities, making it more difficult for the adviser or subadviser to accurately predict risk.

Zero Coupon and Deferred Coupon Bonds

The fund may invest in debt obligations that do not make any interest payments for a specified period of time (zero coupon or deferred coupon bonds). The market prices of these bonds generally are more volatile than the market prices of securities that pay interest on a regular basis. Since the fund will not receive cash payments earned on these securities on a current basis, the fund may be required to make

12	Virtus Balanced Fund

distributions from other sources. This may result in higher portfolio turnover rates and the sale of securities at a time that is less favorable.

The fund may buy other types of securities or employ other portfolio management techniques. Please refer to the Statement of Additional Information for more detailed information about these and other investment techniques of the fund.

Management of the Fund

The Adviser

Virtus Investment Advisers, Inc. (“VIA”) is the investment adviser to the fund and is located at 56 Prospect Street, Hartford, CT 06115. VIA acts as the investment adviser for over 50 mutual funds and as adviser to institutional clients. As of March 31, 2008, VIA had approximately $1.6 billion in assets under management. VIA has acted as an investment adviser for over 70 years.

Subject to the direction of the fund’s Board of Trustees, VIA is responsible for managing the fund’s investment program and for the general operations of the fund, including oversight of the fund’s subadviser, recommending its hiring, termination and replacement. VIA is responsible for the day-to-day portfolio management of the equity portion of the Balanced Fund.

VIA has appointed and oversees the activities of Goodwin Capital Advisers, Inc. as subadviser for the fixed income portion of the fund.

The fund pays VIA an investment management fee that is accrued daily against the value of the fund’s net assets at the annual rate of 0.55% of the first $1 billion, 0.50% of $1+ billion through $2 billion, and 0.45% of $2+ billion.

The Subadviser

Goodwin Capital Advisers, Inc. (“Goodwin”) is located at 56 Prospect Street, Hartford, CT 06115. Goodwin acts as subadviser for 11 mutual funds and manages fixed income assets for individuals and institutions. As of March 31, 2008, Goodwin had approximately $17.4 billion in assets under management.

VIA pays Goodwin a subadvisory fee at the rate of 50% of the gross investment management fee as calculated on the assets managed by the subadviser.

A discussion regarding the basis for the Board of Trustees approving the investment advisory and subadvisory agreements is available in the fund’s annual report covering the period July 1, 2007 through March 31, 2008.

Virtus Balanced Fund	13

The fund and VIA have received an exemptive order from the Securities and Exchange Commission that permits VIA, subject to certain conditions, and without the approval of shareholders to: (a) employ a new unaffiliated subadviser for a fund pursuant to the terms of a new subadvisory agreement, in each case either as a replacement for an existing subadviser or as an additional subadviser; (b) change the terms of any subadvisory agreement; and (c) continue the employment of an existing subadviser on the same subadvisory agreement terms where an agreement has been assigned because of a change in control of the subadviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the new subadviser that normally is provided in a proxy statement.

Portfolio Management

Goodwin

David L. Albrycht, CFA makes the investment and trading decisions for the fixed income portion of the Virtus Balanced Fund’s portfolio. Mr. Albrycht has served as portfolio manager of the fixed income portion of the fund since 1997. He also serves as the senior portfolio manager for the Virtus Income & Growth Fund (fixed income portion), the Virtus Multi-Sector Fixed Income Fund, the Virtus Multi-Sector Short Term Bond Fund and the Virtus Senior Floating Rate Fund. He is a Senior Managing Director, Fixed Income, of Goodwin. Previously, he was associated with VIA, Inc., formerly an affiliate of Goodwin, and has managed fixed income portfolios since 1992. Mr. Albrycht joined VIA in 1981 and since then has held positions of increasing responsibility.

Phoenix

Steven L. Colton manages the equity portion of the Virtus Balanced Fund (since 1999) and has overall responsibility for the day-to-day management of the fund’s equity investments. Mr. Colton also serves as portfolio manager for the Virtus Growth & Income Fund, Virtus Income & Growth Fund (equity portion) and Virtus Worldwide Strategies Fund (domestic portion). Mr. Colton is a Senior Vice President and Senior Portfolio Manager of Phoenix (since June 2006) and was Senior Vice President and Senior Portfolio Manager of Engemann Asset Management (“Engemann”), an affiliate of VIA (January 2005 to October 2006). Prior to joining Engemann, Mr. Colton was Managing Director, Senior Portfolio Manager of VIA (1997-2005).

Please refer to the Statement of Additional Information for additional information about the fund’s portfolio managers, including the structure of and method of computing compensation, other accounts they manage and their ownership of shares of the fund.

14	Virtus Balanced Fund

Pricing of Fund Shares

How is the Share Price determined?

The fund calculates a share price for each class of its shares. The share price for each class is based on the net assets of the fund and the number of outstanding shares of that class. In general, the fund calculates a share price for each class by:

•	adding the values of all securities and other assets of the fund;

•	subtracting liabilities; and

•	dividing the result by the total number of outstanding shares of that class.

Assets: Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or, if no closing price is available, at the last bid price. Shares of other investment companies are valued at such companies’ net asset values. Debt securities (other than short-term investments) are valued on the basis of broker quotations or valuations provided by a pricing service, which in determining value utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. As required, some securities and assets are valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees. Other assets, such as accrued interest, accrued dividends and cash are also included in determining the fund’s net asset value.

Liabilities: Accrued liabilities for class-specific expenses (if any), distribution fees, service fees and other liabilities are deducted from the assets of each class. Accrued expenses and liabilities that are not class-specific (such as management fees) are allocated to each class in proportion to each class’s net assets except where an alternative allocation can be more appropriately made.

Net Asset Value: The liabilities allocated to a class are deducted from the proportionate interest of such class in the assets of the fund. The resulting amount for each class is then divided by the number of shares outstanding of that class to produce each class’s net asset value per share.

The net asset value per share (“NAV”) of each class of the fund is determined as of the close of regular trading (normally 4:00 PM eastern time) on days when the New York Stock Exchange (the “NYSE”) is open for trading. The fund will not calculate its net asset value per share class on days when the NYSE is closed for trading. If the fund holds securities that are traded on foreign exchanges that trade on weekends or other holidays when the fund does not price its shares, the net asset value of the fund’s shares may change on days when shareholders will not be able to purchase or redeem the fund’s shares.

Virtus Balanced Fund	15

How are securities fair valued?

If market quotations are not readily available or where available prices are not reliable, the fund determines a “fair value” for an investment according to policies and procedures approved by the Board of Trustees. The types of assets for which such pricing might be required include: (i) securities whose trading has been suspended; (ii) securities where the trading market is unusually thin or trades have been infrequent; (iii) debt securities that have recently gone into default and for which there is no current market quotation; (iv) a security whose market price is not available from an independent pricing source and for which otherwise reliable quotes are not available; (v) securities of an issuer that has entered into a restructuring; (vi) a security whose price as provided by any pricing source, does not, in the opinion of the adviser/subadviser, reflect the security’s market value; (vii) foreign securities subject to trading collars for which no or limited trading takes place; and (viii) securities where the market quotations are not readily available as a result of “significant” events. This list is not inclusive of all situations that may require a security to be fair valued, nor is it intended to be conclusive in determining whether a specific event requires fair valuation.

The value of any portfolio security held by the fund for which market quotations are not readily available shall be determined in good faith and in a manner that assesses the security’s “fair value” on the valuation date (i.e., the amount that the fund might reasonably expect to receive for the security upon its current sale), based on a consideration of all available facts and all available information, including, but not limited to, the following: (i) the fundamental analytical data relating to the investment; (ii) an evaluation of the forces which influence the market in which these securities are purchased and sold (e.g., the existence of merger proposals or tender offers that might affect the value of the security); (iii) price quotes from dealers and/or pricing services; (iv) an analysis of the issuer’s financial statements; (v) trading volumes on markets, exchanges or among dealers; (vi) recent news about the security or issuer; (vii) changes in interest rates; (viii) information obtained from the issuer, analysts, other financial institutions and/or the appropriate stock exchange (for exchange traded securities); (ix) whether two or more dealers with whom the adviser/subadviser regularly effects trades are willing to purchase or sell the security at comparable prices; (x) other news events or relevant matters; and (xi) government (domestic or foreign) actions or pronouncements.

Certain foreign common stocks may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the fund calculates its net asset value (generally, the close of regular trading on the NYSE) that may impact the value of securities traded in these foreign markets. In such cases, information from an external vendor may be utilized to adjust closing market prices of certain foreign common stocks to reflect their fair value. Because the frequency of significant events is not predictable, fair valuation of certain foreign common stocks may occur on a frequent basis.

The value of a security, as determined using the fund’s fair valuation procedures, may not reflect such security’s market value.

16	Virtus Balanced Fund

At what price are shares purchased?

All investments received by the fund’s authorized agents prior to the close of regular trading on the NYSE (normally 4:00 PM eastern time) will be executed based on that day’s net asset value. Shares credited to your account from the reinvestment of the fund’s distributions will be in full and fractional shares that are purchased at the closing net asset value on the next business day on which the fund’s net asset value is calculated following the dividend record date.

Sales Charges

What are the classes and how do they differ?

The fund offers three classes of shares. Each class of shares has different sales and distribution charges. (See “Fund Fees and Expenses” previously in this prospectus.) The fund has adopted distribution and service plans allowed under Rule 12b-1 of the Investment Company Act of 1940, as amended (the “1940 Act”), that authorize the fund to pay distribution and service fees for the sale of its shares and for services provided to shareholders.

What arrangement is best for you?

The different classes of shares permit you to choose the method of purchasing shares that is most beneficial to you. In choosing a class of shares, consider the amount of your investment, the length of time you expect to hold the shares, whether you decide to receive distributions in cash or to reinvest them in additional shares, and any other personal circumstances. Depending upon these considerations, the accumulated distribution and service fees and contingent deferred sales charges of one class of shares may be more or less than the initial sales charge and accumulated distribution and service fees of another class of shares bought at the same time. Because distribution and service fees are paid out of the fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Your financial representative should recommend only those arrangements that are suitable for you based on known information. In certain instances, you may be entitled to a reduction or waiver of sales charges. For instance, you may be entitled to a sales charge discount on Class A Shares if you purchase more than certain breakpoint amounts. You should inform or inquire of your financial representative whether or not you may be entitled to a sales charge discount attributable to your total holdings in a fund or affiliated funds. To determine eligibility for a sales charge discount, you may aggregate all of your accounts (including joint accounts, IRAs, non-IRAs, etc.) and those of your spouse and minor children. The financial representative may request you to provide an account statement or other holdings information to determine your eligibility for a breakpoint and to make certain all involved parties have the necessary data.

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Additional information about the classes of shares offered, sales charges, breakpoints and discounts follows in this section and also may be found in the Statement of Additional Information in the section entitled “How to Buy Shares.” This information is available free of charge, and in a clear and prominent format, at the Individual Investors section of the Virtus Mutual Funds’ Web site at VirtusInvestmentPartners.com. Please be sure that you fully understand these choices before investing. If you or your financial representative require additional assistance, you may also contact Mutual Fund Services by calling toll-free (800) 243-1574.

Class A Shares. If you purchase Class A Shares, you will pay a sales charge at the time of purchase equal to 5.75% of the offering price (6.10% of the amount invested). The sales charge may be reduced or waived under certain conditions. (See “Initial Sales Charge Alternative—Class A Shares” below.) Generally, Class A Shares are not subject to any charges by the fund when redeemed; however, in cases where a finder’s fee has been paid, a 1% contingent deferred sales charge (“CDSC”) may be imposed on redemptions if made within one year of original purchase. The one-year period begins on the last day of the month preceding the month in which the purchase was made. Class A Shares have lower distribution and service fees (0.25%) and pay higher dividends than Class B Shares and Class C Shares.

Class B Shares. If you purchase Class B Shares, you will not pay a sales charge at the time of purchase. If you sell your Class B Shares within the first five years after they are purchased, you will pay a deferred sales charge of up to 5% of your shares’ value. (See “Deferred Sales Charge Alternative—Class B Shares and Class C Shares” below.) This charge declines to 0% over a period of five years and may be waived under certain conditions. Class B Shares have higher distribution and service fees (1.00%) and pay lower dividends than Class A Shares. Class B Shares automatically convert to Class A Shares eight years after purchase. Purchases of Class B Shares may be inappropriate for any investor who may qualify for reduced sales charges of Class A Shares and anyone who is over 85 years of age. The underwriter may decline purchases of Class B Shares in such situations.

Class C Shares. If you purchase Class C Shares, you will not pay a sales charge at the time of purchase. If you sell your Class C Shares within the first year after they are purchased, you will pay a deferred sales charge of 1%. (See “Deferred Sales Charge Alternative—Class B Shares and Class C Shares” below.) Class C Shares have the same distribution and service fees (1.00%) and pay comparable dividends as Class B Shares. Class C Shares do not convert to any other class of shares of the fund, so the higher distribution and service fees paid by Class C Shares continue for the life of the account.

Initial Sales Charge Alternative—Class A Shares

The public offering price of Class A Shares is the net asset value plus a sales charge that varies depending on the size of your purchase. (See “Class A Shares—Reduced Initial Sales Charges” in the Statement of Additional Information.) Shares purchased based on the automatic reinvestment of income dividends or capital gain distributions are not subject to any sales charges. The sales charge is divided between your investment dealer and the fund’s underwriter (Phoenix Equity Planning Corporation, “PEPCO” or “Distributor”).

18	Virtus Balanced Fund

Sales Charge you may pay to purchase Class A Shares

	Sales Charge as a percentage of
Amount of Transaction at Offering Price	Offering Price	Net Amount Invested
Under $50,000	5.75%	6.10%
$50,000 but under $100,000	4.75	4.99
$100,000 but under $250,000	3.75	3.90
$250,000 but under $500,000	2.75	2.83
$500,000 but under $1,000,000	2.00	2.04
$1,000,000 or more	None	None

Class A Sales Charge Reductions and Waivers

Investors may reduce or eliminate sales charges applicable to purchases of Class A Shares through utilization of Combination Purchase Privilege, Letter of Intent, Right of Accumulation, Purchase by Associations or the Account Reinstatement Privilege. These programs are summarized below and are described in greater detail in the Statement of Additional Information. Investors buying Class A Shares on which a finder’s fee has been paid may incur a 1% deferred sales charge if they redeem their shares within one year of purchase.

Combination Purchase Privilege. Your purchase of any class of shares of the fund or any other Virtus Mutual Fund (other than any Virtus money market fund), if made at the same time by the same person, will be added together with any existing Virtus Mutual Fund account values to determine whether the combined sum entitles you to an immediate reduction in sales charges. A “person” is defined in this and the following sections as: (a) any individual, their spouse and minor children purchasing shares for his or their own account (including an IRA account) including his or their own trust; (b) a trustee or other fiduciary purchasing for a single trust, estate or single fiduciary account (even though more than one beneficiary may exist); (c) multiple employer trusts or Section 403(b) plans for the same employer; (d) multiple accounts (up to 200) under a qualified employee benefit plan or administered by a third party administrator; or (e) trust companies, bank trust departments, registered investment advisers, and similar entities placing orders or providing administrative services with respect to accounts over which they exercise discretionary investment authority and which are held in a fiduciary, agency, custodial or similar capacity, provided all shares are held of record in the name, or nominee name, of the entity placing the order.

Letter of Intent. If you sign a Letter of Intent, your purchase of any class of shares of the fund or any other Virtus Mutual Fund (other than any Virtus money market fund), if made by the same person within a 13-month period, will be added together to determine whether you are entitled to an immediate reduction in sales charges. Sales charges are reduced based on the overall amount you indicate that you will buy under the Letter of Intent. The Letter of Intent is a mutually non-binding arrangement between you and the Distributor. Shares worth 5% of the amount of each purchase will be

Virtus Balanced Fund	19

held in escrow (while remaining registered in your name) to secure payment of the higher sales charges applicable to the shares actually purchased in the event the full intended amount is not purchased.

Right of Accumulation. The value of your account(s) in any class of shares of the fund or any other Virtus Mutual Fund (other than any Virtus money market fund) if made over time by the same person, may be added together at the time of each purchase to determine whether the combined sum entitles you to a prospective reduction in sales charges. You must provide certain account information to the Distributor at the time of purchase to exercise this right.

Purchase by Associations. Certain groups or associations may be treated as a “person” and qualify for reduced Class A Share sales charges. The group or association must: (1) have been in existence for at least six months; (2) have a legitimate purpose other than to purchase mutual fund shares at a reduced sales charge; (3) work through an investment dealer; or (4) not be a group whose sole reason for existing is to consist of members who are credit card holders of a particular company, policyholders of an insurance company, customers of a bank or a broker-dealer or clients of an investment adviser.

Account Reinstatement Privilege. Subject to the fund’s policies and procedures regarding market timing, for 180 days after you sell your Class A, Class B or Class C Shares on which you have previously paid a sales charge, you may purchase Class A Shares of any Virtus Mutual Fund at net asset value, with no sales charge, by reinvesting all or part of your proceeds, but not more.

Sales at Net Asset Value. In addition to the programs summarized above, the fund may sell its Class A Shares at net asset value without an initial sales charge to certain types of accounts or account holders, including, but not limited to: trustees of the Virtus Mutual Funds; directors, officers, employees and sales representatives of the adviser, subadviser (if any) or Distributor or a corporate affiliate of the adviser, subadviser or Distributor; private clients of an adviser or subadviser to any of the Virtus Mutual Funds; registered representatives and employees of dealers with which the Distributor has sales agreements; and certain qualified employee benefit plans, endowment funds or foundations. Please see the Statement of Additional Information for more information about qualifying for purchases of Class A Shares at net asset value.

Deferred Sales Charge Alternative—Class B and Class C Shares

Class B Shares and Class C Shares are purchased without an initial sales charge; however, shares sold within a specified time period are subject to a declining CDSC at the rates listed below. The sales charge will be multiplied by the then current market value or the initial cost of the shares being redeemed, whichever is less. No sales charge will be imposed on increases in net asset value or on shares purchased through the reinvestment of income dividends or capital gain distributions. To minimize the sales charge, shares not subject to any charge will be redeemed first, followed by shares held the longest time. To calculate the number of shares owned and time period held, all Class B Shares purchased in any month are considered purchased on the last day of the preceding month, and all Class C Shares are considered purchased on the trade date.

20	Virtus Balanced Fund

Deferred Sales Charge you may pay to sell Class B Shares

Year	1	2	3	4	5	6+
CDSC	5%	4%	3%	2%	2%	0%

Deferred Sales Charge you may pay to sell Class C Shares

Year	1	2+
CDSC	1%	0%

Compensation to Dealers

Dealers with whom the Distributor has entered into sales agreements receive a discount or commission on Class A Shares as described below.

Amount of Transaction at Offering Price	Sales Charge as a Percentage of Offering Price	Sales Charge as a Percentage of Amount Invested	Dealer Discount as a Percentage of Offering Price
Under $50,000	5.75%	6.10%	5.00%
$50,000 but under $100,000	4.75	4.99	4.25
$100,000 but under $250,000	3.75	3.90	3.25
$250,000 but under $500,000	2.75	2.83	2.25
$500,000 but under $1,000,000	2.00	2.04	1.75
$1,000,000 or more	None	None	None

In addition to the dealer discount on purchases of Class A Shares, the Distributor intends to pay investment dealers a sales commission of 4% of the sale price of Class B Shares and a sales commission of 1% of the sale price of Class C Shares sold by such dealers. (This sales commission will not be paid to dealers for sales of Class B Shares or Class C Shares purchased by 401(k) participants of the Merrill Lynch Daily K Plan due to a waiver of the CDSC for these plan participants’ purchases.) Your broker, dealer or financial advisor may also charge you additional commissions or fees for their services in selling shares to you provided they notify the Distributor of their intention to do so.

Dealers and other entities that enter into special arrangements with the Distributor may receive compensation for the sale and promotion of shares of the fund and/or for providing other shareholder services. Such fees are in addition to the sales commissions referenced above and may be based upon the amount of sales of fund shares by a dealer; the provision of assistance in marketing of fund shares; access to sales personnel and information dissemination services; provision of recordkeeping and administrative services to qualified employee benefit plans; and other criteria as established by the Distributor. Depending on the nature of the services, these fees may be paid either from the fund through distribution fees, service fees or transfer agent fees or, in some cases, the Distributor may pay certain fees from its own profits and resources. From its own profits and resources, the Distributor does intend to: (a) from time to time, pay special incentive and retention fees to qualified wholesalers, registered financial institutions and third party marketers; (b) pay broker-dealers a finder’s fee in an

Virtus Balanced Fund	21

amount equal to 1% of the first $3 million of Class A Share purchases by an account held in the name of a qualified employee benefit plan with at least 100 eligible employees, 0.50% on the next $3 million, plus 0.25% on the amount in excess of $6 million; and (c) excluding purchases as described in (b) above, pay broker-dealers an amount equal to 1.00% of the amount of Class A Shares sold from $1,000,000 to $3,000,000, 0.50% on amounts of $3,000,001 to $10,000,000 and 0.25% on amounts greater than $10,000,000. If part or all of such investment as described in (b) and (c) above, including investments by qualified employee benefit plans, is subsequently redeemed within one year, a 1% CDSC may apply, except for redemptions of shares purchased on which a finder’s fee would have been paid where such investor’s dealer of record, due to the nature of the investor’s account, notifies the Distributor prior to the time of the investment that the dealer waives the finder’s fee otherwise payable to the dealer, or agrees to receive such finder’s fee ratably over a 12-month period. For purposes of determining the applicability of the CDSC, the one-year CDSC period begins on the last day of the month preceding the month in which the purchase was made. Any dealer who receives more than 90% of a sales charge may be deemed to be an “underwriter” under the Securities Act of 1933. PEPCO reserves the right to discontinue or alter such fee payment plans at any time.

From its own resources or pursuant to the distribution and shareholder servicing plans, and subject to the dealers’ prior approval, the Distributor may provide additional compensation to registered representatives of dealers in the form of travel expenses, meals, and lodging associated with training and educational meetings sponsored by the Distributor. The Distributor may also provide gifts amounting in value to less than $100, and occasional meals or entertainment, to registered representatives of dealers. Any such travel expenses, meals, lodging, gifts or entertainment paid will not be preconditioned upon the registered representatives’ or dealers’ achievement of a sales target. The Distributor may, from time to time, reallow the entire portion of the sales charge on Class A Shares which it normally retains to individual selling dealers. However, such additional reallowance generally will be made only when the selling dealer commits to substantial marketing support such as internal wholesaling through dedicated personnel, internal communications and mass mailings.

The Distributor has agreed to pay fees to certain distributors for preferred marketing opportunities. These arrangements may be viewed as creating a conflict of interest between these distributors and investors. Investors should make due inquiry of their selling agents to ensure that they are receiving the requisite point of sale disclosures and suitable recommendations free of any influence by reason of these arrangements.

22	Virtus Balanced Fund

Your Account

Opening an Account

Your financial advisor can assist you with your initial purchase as well as all phases of your investment program. If you are opening an account by yourself, please follow the instructions outlined below.

The fund has established the following preferred methods of payment for fund shares:

•	Checks drawn on an account in the name of the investor and made payable to Virtus Mutual Funds;

•	Checks drawn on an account in the name of the investor’s company or employer and made payable to Virtus Mutual Funds; or

•	Wire transfers or Automated Clearing House (ACH) transfers from an account in the name of the investor, or the investor’s company or employer.

Payment in other forms may be accepted at the discretion of the fund. Please specify the name(s) of the fund or funds in which you would like to invest on the check or transfer instructions.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. Accordingly, when you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. We may check the information you provide against publicly available databases, information obtained from consumer reporting agencies, other financial institutions or other sources. If, after reasonable effort, we cannot verify your identity, we reserve the right to close the account and redeem the shares at the net asset value next calculated after the decision is made by us to close the account.

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Step 1.

Your first choice will be the initial amount you intend to invest in the fund.

Minimum initial investments:

•

$25 for individual retirement accounts (IRAs), accounts that use the systematic exchange privilege, or accounts that use the Systematic Purchase program. (See below for more information on the Systematic Purchase program.)

•

There is no initial dollar requirement for defined contribution plans, asset-based fee programs, profit-sharing plans, or employee benefit plans. There is also no minimum for reinvesting dividends and capital gains into another account.

•	$500 for all other accounts.

Minimum additional investments:

•	$25 for any account.

•

There is no minimum additional investment requirement for defined contribution plans, asset-based fee programs, profit-sharing plans, or employee benefit plans. There is also no minimum additional investment requirement for reinvesting dividends and capital gains into an existing account.

The fund reserves the right to refuse any purchase order for any reason.

Step 2.

Your second choice will be what class of shares to buy. Each share class has different sales and distribution charges. Because all future investments in your account will be made in the share class you choose when you open your account, you should make your decision carefully. Your financial advisor can help you pick the share class that makes the most sense for your situation.

Step 3.

Your next choice will be how you want to receive any dividends and capital gain distributions. Your options are:

•	Receive both dividends and capital gain distributions in additional shares;

•	Receive dividends in additional shares and capital gain distributions in cash;

•	Receive dividends in cash and capital gain distributions in additional shares; or

•	Receive both dividends and capital gain distributions in cash.

No interest will be paid on uncashed distribution checks.

24	Virtus Balanced Fund

How to Buy Shares

To Open An Account
Through a financial advisor	Contact your advisor. Some advisors may charge a fee and may set different minimum investments or limitations on buying shares.
Through the mail	Complete a New Account Application and send it with a check payable to the fund. Mail them to: State Street Bank, P.O. Box 8301, Boston, MA 02266-8301.
Through express delivery	Complete a New Account Application and send it with a check payable to the fund. Send them to: Boston Financial Data Services, Attn.: Virtus Mutual Funds, 30 Dan Road, Canton, MA 02021-2809.
By Federal Funds wire	Call us at (800) 243-1574 (press 1, then 0).
By Systematic Purchase	Complete the appropriate section on the application and send it with your initial investment payable to the fund. Mail them to: State Street Bank, P.O. Box 8301, Boston, MA 02266-8301.
By telephone exchange	Call us at (800) 243-1574 (press 1, then 0).

The price at which a purchase is effected is based on the net asset value determined after the receipt of a purchase order by the fund’s Transfer Agent.

The fund reserves the right to refuse any order that may disrupt the efficient management of the fund.

How to Sell Shares

You have the right to have the fund buy back shares at the net asset value next determined after receipt of a redemption request in good order by the fund’s Transfer Agent or an authorized agent. In the case of a Class B Share, Class C Share redemption and certain Class A Share redemptions, you will be subject to the applicable contingent deferred sales charge, if any, for such shares. Subject to certain restrictions, shares may be redeemed by telephone or in writing. In addition, shares may be sold through securities dealers, brokers or agents who may charge customary commissions or fees for their services. The fund does not charge any redemption fees. Payment for shares redeemed is made within seven days; however, redemption proceeds will not be disbursed until each check used for purchases of shares has been cleared for payment by your bank, which may take up to 15 days after receipt of the check.

Virtus Balanced Fund	25

To Sell Shares
Through a financial advisor	Contact your advisor. Some advisors may charge a fee and may set different minimums on redemptions of accounts.
Through the mail	Send a letter of instruction and any share certificates (if you hold certificate shares) to: State Street Bank, P.O. Box 8301, Boston, MA 02266-8301. Be sure to include the registered owner’s name, fund and account number, and number of shares or dollar value you wish to sell.
Through express delivery	Send a letter of instruction and any share certificates (if you hold certificate shares) to: Boston Financial Data Services, Attn.: Virtus Mutual Funds, 30 Dan Road, Canton, MA 02021-2809. Be sure to include the registered owner’s name, fund and account number, and number of shares or dollar value you wish to sell.
By telephone	For sales up to $50,000, requests can be made by calling (800) 243-1574.
By telephone exchange	Call us at (800) 243-1574 (press 1, then 0).

Things You Should Know When Selling Shares

You may realize a taxable gain or loss (for federal income tax purposes) if you redeem shares of the fund. The fund reserves the right to pay large redemptions “in-kind” (i.e., in securities owned by the fund) rather than in cash. Large redemptions are those that exceed $250,000 or 1% of the fund’s net assets, whichever is less, over any 90-day period. Additional documentation will be required for redemptions by organizations, fiduciaries, or retirement plans, or if a redemption is requested by anyone but the shareholder(s) of record. Transfers between broker-dealer “street” accounts are governed by the accepting broker-dealer. Questions regarding this type of transfer should be directed to your financial advisor. Redemption requests will not be honored until all required documents, in proper form, have been received. To avoid delay in redemption or transfer, shareholders having questions about specific requirements should contact the fund’s Transfer Agent at (800) 243-1574.

Redemptions by Mail

è	If you are selling shares held individually, jointly, or as custodian under the Uniform Gifts to Minors Act or Uniform Transfers to Minors Act:

Send a clear letter of instructions if all of these apply:

•	The proceeds do not exceed $50,000.

•	The proceeds are payable to the registered owner at the address on record.

26	Virtus Balanced Fund

Send a clear letter of instructions with a signature guarantee when any of these apply:

•	You are selling more than $50,000 worth of shares.

•	The name or address on the account has changed within the last 30 days.

•	You want the proceeds to go to a different name or address than on the account.

è	If you are selling shares held in a corporate or fiduciary account, please contact the fund’s Transfer Agent at (800) 243-1574.

The signature guarantee, if required, must include a STAMP 2000 Medallion guarantee made by an eligible guarantor institution as defined by the fund’s Transfer Agent in accordance with its signature guarantee procedures. Guarantees using previous technology medallions will not be accepted. Currently, the Transfer Agent’s signature guarantee procedures generally permit guarantees by banks, broker-dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations.

Selling Shares by Telephone

The Transfer Agent will use reasonable procedures to confirm that telephone instructions are genuine. Address and bank account information are verified, redemption instructions are taped, and all redemptions are confirmed in writing.

The individual investor bears the risk from instructions given by an unauthorized third party that the Transfer Agent reasonably believed to be genuine.

The Transfer Agent may modify or terminate the telephone redemption privilege at any time with 60 days notice to shareholders, except for instances of disruptive trading or market timing; in such cases, the telephone redemption privilege may be suspended immediately, followed by written notice. (See “Disruptive Trading and Market Timing” in this Prospectus.)

During times of drastic economic or market changes, telephone redemptions may be difficult to make or temporarily suspended.

Account Policies

Account Reinstatement Privilege

Subject to the fund’s policies and procedures regarding market timing, for 180 days after you sell your Class A Shares, Class B Shares or Class C Shares on which you previously paid a sales charge, you may purchase Class A Shares of any Virtus Mutual Fund at net asset value, with no sales charge, by reinvesting all or part of your proceeds, but not more. Send your written request to State Street Bank, P.O. Box 8301, Boston, MA 02266-8301. You can call us at (800) 243-1574 for more information.

Virtus Balanced Fund	27

Please remember, a redemption and reinvestment are considered to be a sale and purchase for tax-reporting purposes. Class B and Class C shareholders who have had the contingent deferred sales charge waived because they are in the Systematic Withdrawal Program are not eligible for this reinstatement privilege.

Redemption of Small Accounts

Due to the high cost of maintaining small accounts, if your redemption activity causes your account balance to fall below $200, you may receive a notice requesting you to bring the balance up to $200 within 60 days. If you do not, the shares in the account will be sold at net asset value, and a check will be mailed to the address of record. Any applicable sales charges will be deducted.

Distributions of Small Amounts

Distributions in amounts less than $10 will automatically be reinvested in additional shares of the fund.

Uncashed Checks

If any correspondence sent by the fund is returned by the postal or other delivery service as “undeliverable,” your dividends or any other distribution may be automatically reinvested in the fund.

If your distribution check is not cashed within six months, the distribution may be reinvested in the fund at the current net asset value. You will not receive any interest on uncashed distribution or redemption checks. This provision may not apply to certain retirement or qualified accounts.

Exchange Privileges

You should read the prospectus of the Virtus Mutual Fund(s) into which you want to make an exchange before deciding to make an exchange. You can obtain a prospectus from your financial advisor or by calling us at (800) 243-4361 or accessing our Web site at VirtusInvestmentPartners.com.

•

You may exchange shares of one fund for the same class of shares of another Virtus Mutual Fund; e.g., Class A Shares for Class A Shares. Class C Shares are also exchangeable for Class T Shares of those Virtus Mutual Funds offering them. Exchange privileges may not be available for all Virtus Mutual Funds and may be rejected or suspended.

•	Exchanges may be made by telephone ((800) 243-1574) or by mail (State Street Bank, P.O. Box 8301, Boston, MA 02266-8301).

•	The amount of the exchange must be equal to or greater than the minimum initial investment required.

•	The exchange of shares is treated as a sale and purchase for federal income tax purposes.

28	Virtus Balanced Fund

Disruptive Trading and Market Timing

The fund is not suitable for market timers, and market timers are discouraged from becoming investors. Your ability to make exchanges among funds is subject to modification if we determine, in our sole opinion, that your exercise of the exchange privilege may disadvantage or potentially harm the rights or interests of other shareholders.

Frequent purchases, redemptions and exchanges, programmed exchanges, exchanges into and then out of a fund in a short period of time, and exchanges of large amounts at one time may be indicative of market timing and otherwise disruptive trading (“Disruptive Trading”) which can have risks and harmful effects for other shareholders. These risks and harmful effects include:

•

dilution of the interests of long-term investors, if market timers or others exchange into a fund at prices that are below the true value or exchange out of a fund at prices that are higher than the true value;

•

an adverse effect on portfolio management, as determined by the adviser or subadviser in its sole discretion, such as causing the fund to maintain a higher level of cash than would otherwise be the case, or causing the fund to liquidate investments prematurely; and

•	reducing returns to long-term shareholders through increased brokerage and administrative expenses.

In order to attempt to protect our shareholders from the potential harmful effects of Disruptive Trading, the fund’s Board of Trustees has adopted market timing policies and procedures designed to discourage Disruptive Trading. The Board has adopted these policies and procedures as a preventive measure to protect all shareholders from the potential effects of Disruptive Trading, while also abiding by any rights that shareholders may have to make exchanges and provide reasonable and convenient methods of making exchanges that do not have the potential to harm other shareholders.

Excessive trading activity is measured by the number of roundtrip transactions in an account. A roundtrip transaction is one where a shareholder buys and then sells, or sells and then buys, shares of any fund within 30 days. Shareholders of the fund are limited to one roundtrip transaction within any rolling 30-day period. Roundtrip transactions are counted at the shareholder level. In considering a shareholder’s trading activity, the fund may consider, among other factors, the shareholder’s trading history both directly and, if known, through financial intermediaries, in the fund, in other funds within the Virtus Mutual Fund complex, in non-Virtus mutual funds or in accounts under common control or ownership. We do not include exchanges made pursuant to the dollar cost averaging or other similar programs when applying our market timing policies. Systematic withdrawal and/or contribution programs, mandatory retirement distributions, and transactions initiated by a plan sponsor also will not count towards the roundtrip limits. The fund may permit exchanges that it believes, in the exercise of its judgment, are not disruptive. The size of the fund and the size of the requested transaction may be considered when determining whether or not the transaction would be disruptive.

Virtus Balanced Fund	29

Shareholders holding shares for at least 30 days following investment will ordinarily be in compliance with the fund’s policies regarding excessive market timing. The fund may, however, take action if activity is deemed disruptive even if shares are held longer than 30 days, such as a request for a transaction of an unusually large size. The size of the fund and the size of the requested transaction may be considered when determining whether or not the transaction would be disruptive.

Under our market timing policies, we may modify your exchange privileges for some or all of the funds by not accepting an exchange request from you or from any person, asset allocation service, and/or market timing service made on your behalf. We may also limit the amount that may be exchanged into or out of any fund at any one time, or may revoke your right to make Internet, telephone or facsimile exchanges. We may reinstate Internet, telephone and facsimile exchange privileges after they are revoked, but we will not reinstate these privileges if we have reason to believe that they might be used thereafter for Disruptive Trading.

The fund currently does not charge exchange or redemption fees, or any other administrative charges on fund exchanges. The fund reserves the right to impose such fees and/or charges in the future.

Orders for the purchase of fund shares are subject to acceptance by the fund. We reserve the right to reject, without prior notice, any exchange request into any fund if the purchase of shares in the corresponding fund is not accepted for any reason.

The fund does not have any arrangements with any person, organization or entity to permit frequent purchases and redemptions of fund shares.

We may, without prior notice, take whatever action we deem appropriate to comply with or take advantage of any state or federal regulatory requirement. The fund reserves the right to reject any purchase or exchange transaction at any time. If we reject a purchase or exchange for any reason, we will notify you of our decision in writing.

The fund cannot guarantee that its policies and procedures regarding market timing will be effective in detecting and deterring all Disruptive Trading.

Retirement Plans

Shares of the fund may be used as investments under the following retirement plans: Individual Retirement Account (IRA), rollover IRA, SIMPLE IRA, Roth IRA, 401(k) plans, profit-sharing, money purchase plans, and 403(b) plans. For more information, call (800) 243-4361.

30	Virtus Balanced Fund

Investor Services and Other Information

Systematic Purchase is a systematic investment plan that allows you to have a specified amount automatically deducted from your checking or savings account and then deposited into your mutual fund account. Just complete the Systematic Purchase Section on the application and include a voided check.

Systematic Exchange allows you to automatically move money from one Virtus Mutual Fund to another on a monthly, quarterly, semiannual or annual basis. Shares of one Virtus Mutual Fund will be exchanged for shares of the same class of another Virtus Mutual Fund at the interval you select. To sign up, just complete the Systematic Exchange Section on the application. Exchange privileges may not be available for all Virtus Mutual Funds and may be rejected or suspended.

Telephone Exchange lets you exchange shares of one Virtus Mutual Fund for the same class of shares in another Virtus Mutual Fund, using our customer service telephone number ((800) 243-1574). (See the “Telephone Exchange” section on the application.) Exchange privileges may not be available for all Virtus Mutual Funds and may be rejected or suspended.

Systematic Withdrawal allows you to periodically redeem a portion of your account on a predetermined monthly, quarterly, semiannual, or annual basis. Sufficient shares from your account will be redeemed at the closing net asset value on the applicable payment date, with proceeds to be mailed to you or sent through ACH to your bank (at your selection). For payments to be mailed, shares will be redeemed on the 15th of the month so that the payment is made about the 20th of the month. For ACH payments, you may select the day of the month for the payments to be made; if no date is specified, the payments will occur on the 15th of the month. The minimum withdrawal is $25, and minimum account balance requirements continue to apply. Shareholders in the program must own Virtus Mutual Fund shares worth at least $5,000. Sales charges on systematic withdrawals are waived, subject to certain limitations as described in the Statement of Additional Information.

Disclosure of Fund Holdings. The fund makes available on the Virtus Mutual Funds’ Web site VirtusInvestmentPartners.com, information with respect to the fund’s top 10 holdings and summary composition data derived from portfolio holdings information. This information is posted to the Web site at the end of each month with respect to the top 10 holdings, and at the end of each quarter with respect to summary composition information, generally within 10 business days. This information will remain available on the Web site until full portfolio holdings information becomes publicly available. A full listing of the fund’s portfolio holdings becomes publicly available (i) as of the end of its second and fourth fiscal quarters in shareholder reports, which are sent to all shareholders and are filed with the SEC on Form N-CSR, and (ii) at the end of its first and third fiscal quarters by filing with the SEC a Form N-Q. The fund’s shareholder reports are available without charge on Virtus’ Web site at VirtusInvestmentPartners.com. The fund’s Form N-Q filings are available on the SEC’s Internet site at sec.gov. A more detailed description of the fund’s policies and procedures with respect to the disclosure of the fund’s portfolio securities is also available in the Statement of Additional Information.

Virtus Balanced Fund	31

Tax Status of Distributions

The fund plans to make distributions from net investment income quarterly and to distribute net realized capital gains, if any, at least annually.

Distributions of short-term capital gains (gains on securities held for a year or less) and interest net investment income are taxable to shareholders as ordinary income. Under the Jobs and Growth Tax Reconciliation Act of 2003, certain distributions of long-term capital gains and certain dividends are taxable at a lower rate than ordinary income for a limited number of years. This lower rate terminates for tax years after 2010. After that time, long-term capital gains rates are scheduled to increase. Long-term capital gains, if any, distributed to shareholders and which are designated by the fund as capital gain distributions, are taxable to shareholders as long-term capital gain distributions regardless of the length of time you have owned your shares. Tax rates, including differences, if any between rates for ordinary income and long-term capital gains, are subject to change based on congressional action. As of February 2008, there were proposals pending in Congress that would impact the relative tax rates.

Unless you elect to receive distributions in cash, dividends and capital gain distributions are paid in additional shares. All distributions, cash or additional shares, are subject to federal income tax and may be subject to state, local and other taxes. There are proposals pending in Congress to modify the tax treatment of distributions paid in additional shares.

32	Virtus Balanced Fund

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Financial Highlights

This table presents financial performance of the Predecessor Fund and of the Successor Fund for its most recent fiscal period and is intended to help you understand the fund’s financial performance for the past five years or since inception. Some of the information reflects financial information for a single fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, the fund’s independent registered public accounting firm. Their report, together with the fund’s financial statements, is included in the fund’s most recent Annual Report, which is available upon request.

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions
Class A
11/1/07 to 3/31/08	$15.48	$0.16	$(1.28)	$(1.12)	$(0.19)	$(0.98)	$(1.17)
11/1/06 to 10/31/07	15.74	0.35	1.16	1.51	(0.35)	(1.42)	(1.77)
11/1/05 to 10/31/06	14.55	0.34	1.53	1.87	(0.34)	(0.34)	(0.68)
11/1/04 to 10/31/05	14.98	0.32	0.18	0.50	(0.32)	(0.61)	(0.93)
11/1/03 to 10/31/04	14.31	0.29	0.69	0.98	(0.31)	—	(0.31)
11/1/02 to 10/31/03(3)	12.82	0.28	1.49	1.77	(0.28)	—	(0.28)
Class B
11/1/07 to 3/31/08	$15.41	$0.11	$(1.27)	$(1.16)	$(0.14)	$(0.98)	$(1.12)
11/1/06 to 10/31/07	15.69	0.24	1.13	1.37	(0.23)	(1.42)	(1.65)
11/1/05 to 10/31/06	14.50	0.23	1.53	1.76	(0.23)	(0.34)	(0.57)
11/1/04 to 10/31/05	14.93	0.21	0.18	0.39	(0.21)	(0.61)	(0.82)
11/1/03 to 10/31/04	14.26	0.18	0.69	0.87	(0.20)	—	(0.20)
11/1/02 to 10/31/03(3)	12.78	0.18	1.48	1.66	(0.18)	—	(0.18)
Class C
11/1/07 to 3/31/08	$15.40	$0.11	$(1.27)	$(1.16)	$(0.14)	$(0.98)	$(1.12)
11/1/06 to 10/31/07	15.68	0.23	1.14	1.37	(0.23)	(1.42)	(1.65)
11/1/05 to 10/31/06	14.49	0.23	1.53	1.76	(0.23)	(0.34)	(0.57)
4/19/05 (inception) to 10/31/05	14.47	0.10	0.01	0.11	(0.09)	—	(0.09)

34	Virtus Balanced Fund

Change in Net Asset Value	Net Asset Value, End of Period	Total Return(2)		Net Assets, End of Period (000’s)	Ratio of Net Operating Expenses to Average Net Assets		Ratio of Gross Operating Expenses to Average Net Assets		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover

(2.29)	$13.19	(7.62	)%(5)	$801,724	1.12	%(4)	1.12	%(4)	2.65	%(4)	21	%(5)
(0.26)	15.48	10.26		919,363	1.12		1.12		2.31		54
1.19	15.74	13.29		973,751	1.08		1.08		2.29		78
(0.43)	14.55	3.21		1,000,790	1.05		1.05		2.16		58
0.67	14.98	6.91		926,383	1.06		1.06		1.98		68
1.49	14.31	13.98		999,427	1.07		1.07		2.10		92

(2.28)	$13.13	(7.94	)%(5)	$11,992	1.87	%(4)	1.87	%(4)	1.91	%(4)	21	%(5)
(0.28)	15.41	9.41		15,013	1.87		1.87		1.58		54
1.19	15.69	12.43		20,676	1.83		1.83		1.54		78
(0.43)	14.50	2.47		19,970	1.80		1.80		1.39		58
0.67	14.93	6.12		16,814	1.80		1.80		1.23		68
1.48	14.26	13.09		21,374	1.82		1.82		1.37		92

(2.28)	$13.12	(7.94	)%(5)	$60,459	1.87	%(4)	1.87	%(4)	1.91	%(4)	21	%(5)
(0.28)	15.40	9.42		71,326	1.87		1.87		1.56		54
1.19	15.68	12.44		76,874	1.83		1.83		1.54		78
0.02	14.49	0.75	(5)	81,111	1.80	(4)	1.80	(4)	1.22	(4)	58	(5)

(1)	Computed using average shares outstanding.
(2)	Sales charges are not reflected in total return calculation.
(3)

In accordance with changes in generally accepted accounting principles, the Fund reclassified periodic payments made under high yield debt instruments, previously included within interest income, as a component of realized gain (loss) in the statement of operations. There was no impact on either the per share net investment income or the net realized and unrealized gain (loss) or the investment income ratios for the year ended October 31, 2003.

(4)	Annualized.
(5)	Not Annualized.

Virtus Balanced Fund	35

         M U T U A L    F U N D S

c/o State Street Bank and Trust Company

                    P.O. Box 8301

            Boston, MA 02266-8301

ADDITIONAL INFORMATION

You can find more information about the Funds in the following documents:

Annual and Semiannual Reports

Annual and semiannual reports contain more information about the Funds’ investments. The annual report discusses the market conditions and investment strategies that significantly affected the Funds’ performance during the last fiscal year.

Statement of Additional Information (SAI)

The SAI contains more detailed information about the Funds. It is incorporated by reference and is legally part of the prospectus.

To obtain free copies of these documents, you can download copies from the Individual Investors section of our Web site, VirtusInvestmentPartners.com, or you can request copies by calling us toll-free at 1-800-243-1574.

Information about the Funds (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s (SEC) Public Reference Room in Washington, DC. For information about the operation of the Public Reference Room, call 1-202-551-8090. This information is also available on the SEC’s Internet site at sec.gov. You may also obtain copies upon payment of a duplicating fee by writing the Public Reference Section of the SEC, Washington, DC 20549-6009 or by electronic request at publicinfo@sec.gov.

Mutual Fund Services: 1-800-243-1574

Text Telephone: 1-800-243-1926

Investment Company Act File No. 811-945	10-08
8016

PHOENIX EQUITY TRUST

Virtus All-Cap Growth Fund

Virtus Balanced Fund

Virtus Capital Growth Fund

Virtus Growth & Income Fund

Virtus Growth Opportunities Fund

Virtus Income & Growth Fund

Virtus Mid-Cap Growth Fund

Virtus Mid-Cap Value Fund

Virtus Quality Small-Cap Fund

Virtus Small-Cap Growth Fund

Virtus Small-Cap Sustainable Growth Fund

Virtus Small-Cap Value Fund

Virtus Small-Mid Cap Fund

Virtus Strategic Growth Fund

Virtus Value Opportunities Fund

101 Munson Street

Greenfield, MA 01301

Statement of Additional Information

June 6, 2008, as supplemented June 19, 2008, August 6, 2008, September 12, 2008, and revised October 1, 2008

The Statement of Additional Information (“SAI”) is not a prospectus, but expands upon and supplements the information contained in the Prospectus for the Phoenix Equity Trust (the “Trust”) dated June 6, 2008, as supplemented August 6, 2008, September 12, 2008, and revised October 1, 2008 and should be read in conjunction with it. The SAI incorporates by reference certain information that appears in the Trust’s annual and semiannual reports, which are delivered to all investors. You may obtain a free copy of the Trust’s Prospectus, annual or semiannual reports by visiting the Virtus Mutual Funds Web site at VirtusInvestmentPartners.com, or by calling Phoenix Equity Planning Corporation (“PEPCO”) at (800) 243-4361 or by writing to PEPCO at One American Row, P.O. Box 5056, Hartford, CT 06102-5056.

Mutual Fund Services: (800) 243-1574

Adviser Consulting Group: (800) 243-4361

Telephone Orders: (800) 367-5877

Text Telephone: (800) 243-1926

8019B (10/08)

THE TRUST

The Trust was originally incorporated in New York in 1956, and on January 13, 1992, the Trust was reorganized as a Massachusetts business trust under the name of “National Worldwide Opportunities Fund”. It was reorganized as a Delaware statutory trust in October 2000. Currently the Trust is named Phoenix Equity Trust. Effective on or about October 20, 2008, the Trust is expected to be renamed Virtus Equity Trust.

The Trust has operated as an open-end, diversified management investment company since May 1960. On June 30, 1993, the Trustees voted to change the name of the Trust to “Phoenix Worldwide Opportunities Fund” to reflect the purchase of the former adviser by Phoenix Life Insurance Company and the affiliation with other Phoenix Funds. On November 18, 1998, the Trustees voted to change the name of the Trust to “Phoenix-Aberdeen Worldwide Opportunities Fund.” On June 28, 2004 the Trust changed its name to Phoenix Equity Trust. Prior to October 1, 2008, all the funds listed below had the word “Phoenix” in their names instead of Virtus.

The Trust consists of 15 Funds: the Virtus All-Cap Growth Fund (“All-Cap Growth Fund”); the Virtus Balanced Fund (“Balanced Fund”); the Virtus Capital Growth Fund (“Capital Growth Fund”); the Virtus Growth & Income Fund (“Growth & Income Fund”); the Virtus Growth Opportunities Fund (“Growth Opportunities Fund”); the Virtus Income & Growth Fund (“Income & Growth Fund”); the Virtus Mid-Cap Growth Fund (“Mid-Cap Growth Fund”); the Virtus Mid-Cap Value Fund (“Mid-Cap Value Fund”); the Virtus Quality Small-Cap Fund (“Quality Small-Cap Fund”); the Virtus Small-Cap Growth Fund (“Small-Cap Growth Fund”); the Virtus Small-Cap Sustainable Growth Fund (“Small-Cap Sustainable Growth Fund”); the Virtus Small-Cap Value Fund (“Small-Cap Value Fund”); the Virtus Small-Mid Cap Fund (“Small-Mid Cap Fund”); the Virtus Strategic Growth Fund (“Strategic Growth Fund”); and the Virtus Value Opportunities Fund (“Value Opportunities Fund”) ( each a “Fund” and collectively, the “Funds”).

The Trust’s Prospectus describes the investment objectives of the Funds and the strategies that the Funds will employ in seeking to achieve their investment objectives. The respective investment objectives for the All-Cap Growth Fund and the Small-Cap Growth Fund are fundamental policies and may not be changed without the vote of a majority of the outstanding voting securities of that Fund. The respective investment objectives for the remaining Funds are non-fundamental policies and may be changed without shareholder approval, upon 60 days notice. The following discussion supplements the disclosure in the Prospectus.

INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions

The following investment restrictions have been adopted by the Funds. Except as otherwise stated, these investment restrictions are “fundamental” policies. A “fundamental” policy is defined in the Investment Company Act of 1940, as amended, (the “1940 Act”) to mean that the restriction cannot be changed without the vote of a “majority of the outstanding voting securities” of the Fund. A “majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities.

With respect to all of the Funds, each Fund may not:

(1)    With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if: (a) such purchase would, at the time, cause more than 5% of the Fund’s total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

(2)    Purchase securities if, after giving effect to the purchase, more than 25% of its respective total assets would be invested in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government, its agencies or instrumentalities).

(3)    Borrow money, except (i) in amounts not to exceed one third of the value of the Fund’s total assets (including the amount borrowed) from banks, and (ii) up to an additional 5% of its total assets from banks or other lenders for temporary purposes. For purposes of this restriction, (a) investment techniques such as margin purchases, short sales, forward commitments, and roll transactions, (b) investments in instruments such as futures contracts, swaps, and options and (c) short-term credits extended in connection with trade clearance and settlement, shall not constitute borrowing.

(4)    Issue “senior securities” in contravention of the 1940 Act. Activities permitted by exemptive orders or staff interpretations of the Securities and Exchange Commission (“SEC”) shall not be deemed to be prohibited by this restriction.

(5)    Underwrite the securities issued by other persons, except to the extent that, in connection with the disposition of portfolio securities, the Funds may be deemed to be underwriters under applicable law.

(6)    Purchase or sell real estate, except that the Funds may (i) acquire or lease office space for their own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, and (iv) hold and sell real estate acquired by the Funds as a result of the ownership of securities.

(7)    Purchase or sell commodities or commodity contracts, except the Funds may purchase and sell derivatives (including, but not limited to, options, futures contracts and options on futures contracts) whose value is tied to the value of a financial index or a financial instrument or other asset (including, but not limited to, securities indexes, interest rates, securities, currencies and physical commodities).

(8)(a)    Make loans, except that the Funds may (i) lend portfolio securities, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers’ acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities and (iv) participate in an interfund lending program with other registered investment companies. (Applicable to Mid-Cap Value Fund.)

(8)(b)    Lend securities or make any other loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the fund may purchase debt securities, may enter into repurchase agreements, may lend portfolio securities and may acquire loans, loan participations and assignments (both funded and unfunded) and other forms of debt instruments. (Applicable to all funds, except Mid-Cap Value Fund.)

Except with respect to investment restriction (3) above, if any percentage restriction described above for the Funds is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of the Funds’ assets will not constitute a violation of the restriction. With respect to investment restriction (3), in the event that asset coverage for all borrowings shall at any time fall below 300 per centum, the Fund shall, within three days thereafter (not including Sundays and holidays) or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300 per centum.

Non-Fundamental Investment Restrictions

The Trustees have adopted additional investment restrictions for some of the Funds, which act as operating policies for said Funds. The additional investment restrictions may be changed by the Trustees without shareholder approval.

The additional investment restrictions adopted by the Trustees include the following for the Small-Mid Cap Fund. The Fund my not:

(a)    purchase or write put, call, straddle or spread options except as described in the Prospectus or Statement of Additional Information;

(b)    make short sales (except covered or “against the box” short sales) or purchases on margin, except that the Fund may obtain short-term credits necessary for the clearance of purchases and sales of its portfolio securities and, as required in connection with permissible options, futures, short selling and leveraging activities as described elsewhere in the Prospectus and Statement of Additional Information;

(c)    mortgage, hypothecate, or pledge any of its assets as security for any of its obligations, except as required for otherwise permissible borrowings (including reverse repurchase agreements, dollar roll transactions, short sales, financial options and other hedging activities);

(d)    purchase the securities of any company for the purpose of exercising management or control (but this restriction shall not restrict the voting of any proxy);

(e)    purchase more than 10% of the outstanding voting securities of any one issuer;

(f)    purchase the securities of other investment companies, except as permitted by the 1940 Act and except as otherwise provided in the Prospectus (the Fund reserves the right to invest all of its assets in shares of another investment company);

(g)    participate on a joint basis in any trading account in securities, although the Adviser may aggregate orders for the sale or purchase of securities with other accounts it manages to reduce brokerage costs or to average prices;

(h)    invest, in the aggregate, more than 10% of its net assets in illiquid securities;

(i)    invest more than 5% of its net assets in indexed securities.

INVESTMENT TECHNIQUES AND RISKS

The following pages contain more detailed information about types of instruments in which a Fund may invest, strategies the Adviser and/or Subadvisers may employ in pursuit of a Fund’s investment objective, and a summary of related risks. The Funds may not buy all of these instruments or use all of these techniques.

Throughout this section, the term Adviser may be used to refer to a Subadviser, if any.

Borrowing, Reverse Repurchase Agreements and Mortgage Dollar Rolls

The Fund may borrow money and invest the loan proceeds in other assets. This borrowing may be unsecured. The 1940 Act requires the Funds to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Borrowing may exaggerate the effect on net asset value of any increase or decrease in the market value of the portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. The Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Among the forms of investments in which the Fund may engage, and which may be deemed to constitute borrowings, is the entry into reverse repurchase agreements. A reverse repurchase agreement involves the sale of a portfolio-eligible security by a Fund, coupled with its agreement to repurchase the instrument at a specified time and price. The Fund will maintain a pledged account with its Custodian consisting of any asset, including equity securities and non-investment grade debt so long as the asset is liquid, unencumbered and marked to market daily, equal to its obligations under reverse repurchase agreements with broker-dealers and banks. However, reverse repurchase agreements involve the risk that the market value of securities retained by the Fund may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase.

The Fund also may enter into “mortgage dollar rolls,” which are similar to reverse repurchase agreements in certain respects. In a “dollar roll” transaction, the Fund sells a mortgage-related security (such as a Government National Mortgage Association (“GNMA”) security) to a dealer and simultaneously agrees to purchase a similar security (but not the same security) in the future at a pre-determined price. A “dollar roll” can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which the Fund pledges a mortgage-related security to a dealer to obtain cash. Unlike in the case of reverse repurchase agreements, the dealer with which the Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Fund, but only securities which are “substantially identical.” To be considered “substantially identical,” the securities returned to the Fund generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar market yields (and therefore price); and (6) satisfy “good delivery” requirements, meaning that the aggregate principal amount of the securities received back must be within 2.5% of the initial amount delivered.

The Fund’s obligation under a dollar roll agreement must be covered by cash or high quality debt securities equal in value to the securities subject to repurchase by the Fund, maintained in a pledged account. Dollar roll transactions are treated as borrowings by the Fund, and therefore the Fund’s entry into dollar roll transactions is subject to the Fund’s overall limitations on borrowing. Furthermore, because dollar roll transactions may be for terms ranging between one and six months, dollar roll transactions may be deemed “illiquid” and subject to the Fund’s overall limitations on investment in illiquid securities.

Currency Hedging and Risk Management Practices

The Fund does not expect to engage actively in hedging practices. However, from time to time when deemed appropriate by the Adviser, it may seek to protect against the effect of adverse changes in currency exchange rates that are adverse to the present or prospective position of the Fund by employing forward currency exchange contracts or options (sometimes called “derivatives”). A forward currency contract is individually negotiated and privately traded by currency traders and their customers and creates an obligation to purchase or sell a specific currency for an agreed-upon price at a future date.

The Fund generally enters into forward contracts only under two circumstances. First, if the Fund enters into a contract for the purchase of a security denominated in a foreign currency, it may desire to “lock in” the U.S. dollar price of the security by entering in a forward contract to buy the amount of a foreign currency needed to settle the transaction. Second, if the Adviser believes that the currency of a particular foreign country will substantially rise or fall against the U.S. dollar, it may enter in a forward contract to buy or sell the currency approximating the value of some or all of a Fund’s portfolio securities denominated in such currency. Although forward contracts are used primarily to protect the Fund from adverse currency movements, they involve the risk that currency movements will not be accurately anticipated.

The Fund also may purchase a put or call option on a currency in an effort to hedge its current or prospective investments. The Fund will not enter into any futures contracts or related options if the sum of initial margin deposits on futures contracts, related options (including options on securities, securities indices and currencies) and premiums paid for any such related options would exceed 5% of the its total assets. There can be no assurance that hedging transactions by a Fund, if employed, will be successful. Despite their limited use, the Fund may enter into hedging transactions when, in fact, it is inopportune to do so and, conversely, when it is more opportune to enter into hedging transactions, the Fund might not enter into such transactions. Such inopportune timing of utilization of hedging practices could result in substantial losses to the Fund.

Debt Securities

The Fund may invest in debt securities. Generally, the Fund will invest in debt securities rated BBB or better by Standard & Poor’s Corporation (“S&P”) or Baa or better by Moody’s Investor Service, Inc. (“Moody’s”) or, if not rated, are judged to be of comparable quality as determined by the Adviser. After a purchase, the rating of a debt security may be reduced below the minimum rating acceptable for purchase by a Fund. A subsequent downgrade does not require the sale of the security, but the Adviser will consider such an event in determining whether to continue to hold the obligation.

The value of a Fund’s investments in debt securities will change as interest rates fluctuate. When interest rates decline, the values of such securities generally can be expected to increase and when interest rates rise, the values of such securities can generally be expected to decrease. The lower-rated and comparable unrated debt securities described above are subject to greater risks of loss of income and principal than are higher-rated fixed income securities. The market value of lower- rated securities generally tends to reflect the market’s perception of the creditworthiness of the issuer and short-term market developments to a greater extent than is the case with more highly rated securities, which reflect primarily functions in general levels of interest rates.

Corporate Debt Securities.  A Fund’s investments in debt securities of domestic or foreign corporate issuers are limited to bonds, debentures, notes and other similar corporate debt instruments, including convertible securities that meet the Fund’s minimum ratings criteria or if unrated are, in the Adviser’s opinion, comparable in quality to corporate debt securities that meet those criteria. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies or to the value of commodities, such as gold.

Convertible Securities.  A convertible security is a bond, debenture, note, or other security that entitles the holder to acquire common stock or other equity securities of the same or a different issuer. It generally entitles the holder to receive interest paid or accrued until the security matures or is redeemed, converted, or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible debt securities. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock, although the extent to which this is true depends in large measure on the degree to which the convertible security sells above its value as a fixed-income security.

A convertible security may be subject to redemption or conversion at the option of the issuer at a predetermined price. If a convertible security held by a Fund is called for redemption, the Fund could be required to permit the issuer to redeem the security and convert it to the underlying common stock. The Fund generally would invest in convertible securities for their favorable price characteristics and total return potential and would normally not exercise an option to convert. The Fund might be more willing to convert such securities to common stock.

Convertible Low-Rated Securities (Junk Bonds).  The Fund may also invest in convertible securities (debt securities or preferred stocks of corporations which are convertible into or exchangeable for common stocks). A Fund’s Adviser or Subadviser, as the case may be, will select only those convertible securities for which it believes (a) the underlying common stock is a suitable investment for the Fund and (b) a greater potential for total return exists by purchasing the convertible security because of its higher yield and/or favorable market valuation. Each of the Funds may invest in convertible debt securities rated less than investment grade. Debt securities rated less than investment grade are commonly referred to as “junk bonds.” See High Yield-High Risk Securities (Junk Bonds).

General Obligation Bonds.  Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The basic security behind general obligation bonds is the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

Industrial Development Bonds.  Industrial development bonds, which may pay tax-exempt interest, are, in most cases, revenue bonds and are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business manufacturing, housing, sports, and pollution control. These bonds also are used to finance public facilities, such as airports, mass transit systems, ports and parking. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility’s user to meet its financial obligations and the pledge, if any, of the real and personal property so financed as security for such payment. As a result of 1986 federal tax legislation, industrial revenue bonds may no longer be issued on a tax-exempt basis for certain previously permissible purposes, including sports and pollution control facilities.

Revenue Bonds.  A revenue bond is not secured by the full faith, credit and taxing power of an issuer. Rather, the principal security for a revenue bond is generally the net revenue derived from a particular facility, group of facilities or, in some cases, the proceeds of a special excise or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects, including electric, gas, water, and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund that may be used to make principal and interest payments on the issuer’s obligations. Housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a governmental assurance (although without obligation) to make up deficiencies in the debt service reserve fund.

Inverse Floaters.  Inverse floaters are debt instruments whose interest bears an inverse relationship to the interest rate on another security. No Fund will invest more than 5% of its assets in inverse floaters. Similar to variable and floating rate obligations, effective use of inverse floaters requires skills different from those needed to select most portfolio securities. If movements in interest rates are incorrectly anticipated, a Fund could lose money or its NAV could decline by the use of inverse floaters.

Payable in Kind (“PIK”) Bonds.  PIK bonds are obligations which provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt securities. Such securities benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. The Fund will accrue income on such investments for tax and accounting purposes, which is distributable to shareholders from available cash or liquidated assets as described above during the time interest payments are not made.

Standby Commitments.  These instruments, which are similar to a put, give a Fund the option to obligate a broker-dealer or bank to repurchase a security held by that Fund at a specified price.

Step Coupon Bonds.  Step coupon bonds are bonds that frequently do not entitle the holder to any periodic payments of interest for some initial period after the issuance of the obligation; thereafter, step coupon bonds pay interest for fixed periods of time at particular interest rates. The Fund will accrue income on such investments for tax and accounting purposes, which is distributable to shareholders from available cash or liquidated assets as described above during the time interest payments are not made.

Strip Bonds.  Strip bonds are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

Tender Option Bonds.  Tender option bonds are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security’s liquidity.

Variable and Floating Rate Obligations.  These types of securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specific formula, usually with reference to some interest rate index or market interest rate (the “underlying index”). The floating rate tends to decrease the security’s price sensitivity to changes in interest rates. These types of securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less than for fixed-rate obligations.

In order to most effectively use these investments, a portfolio manager must correctly assess probable movements in interest rates. This involves different skills than those used to select most portfolio securities. If the Adviser incorrectly forecasts such movements, a Fund could be adversely affected by the use of variable or floating rate obligations.

Variable Rate Demand Securities are Variable Rate Securities which have demand features entitling the purchaser to resell the securities to the issuer at an amount approximately equal to amortized cost or the principal amount thereof plus accrued interest, which may be more or less than the price that the Fund paid for them. The interest rate on Variable Rate Demand Securities also varies either according to some objective standard, such as an index of short-term, tax-exempt rates, or according to rates set by or on behalf of the issuer.

Zero Coupon Bonds.  A zero coupon bond is a debt obligation that does not make any interest payments for a specified period of time prior to maturity or until maturity. The nonpayment of interest on a current basis may result from the bond’s having no stated interest rate, in which case the bond pays only principal at maturity and is initially issued at a discount from face value. Alternatively, a zero coupon obligation may provide for a stated rate of interest, but provide that such interest is not payable until maturity, in which case the bond may initially be issued at par. Even though zero coupon bonds may not pay current interest in cash, the Fund is required to accrue interest income on such investments and to distribute such amounts to shareholders. Thus, the Fund would not be able to purchase income-producing securities to the extent cash is used to pay such distributions, and, therefore, the Fund’s current income could be less than it otherwise would have been. Instead of using cash, the Fund might liquidate investments in order to satisfy these distribution requirements. The value of zero coupon bonds fluctuates more in response to interest rate changes, if they are of the same maturity, than does the value of debt obligations that make current interest payments.

The value to the investor of these types of bonds is represented by the economic accretion either of the difference between the purchase price and the nominal principal amount (if no interest is stated to accrue) or of accrued, unpaid interest during the bond’s life or payment deferral period.

Depositary Receipts

The Fund may invest in sponsored and unsponsored American Depositary Receipts (“ADRs”), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U. S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. The Fund may also invest in European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and in other similar instruments representing securities of foreign companies. EDRs and GDRs are securities that are typically issued by foreign banks or foreign trust companies, although U.S. banks or U. S. trust companies may issue them. EDRs and GDRs are structured similarly to the arrangements of ADRs. EDRs, in bearer form, are designed for use in European securities markets.

Depositary receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as currency risk, political and economic risk, and market risk, because their values depend on the performance of a foreign security denominated in its home currency. The risks of foreign investing are addressed under the heading “Foreign Securities.”

Derivative Investments

In order to seek to hedge various portfolio positions, including to hedge against price movements in markets in which a Fund anticipates increasing its exposure, the Fund may invest in certain instruments which may be characterized as derivative investments. A Fund may also utilize these instruments as part of its overall investment technique to gain or lessen exposure to various securities, market or currencies. These investments include various types of interest rate transactions, options and futures, as describe below. Such investments also may consist of indexed securities, including inverse securities. The Fund may have express limitations on the percentage of its assets that may be committed to these investments. Some of these investments have no express quantitative limitations, are not for speculation, and may in some cases require limitations as to the type of permissible counter-party to the transaction. Interest rate transactions involve the risk of an imperfect correlation between the index used in the hedging transactions and that pertaining to the securities which are the subject of such transactions. Similarly, utilization of options and futures transactions involves the risk of imperfect correlation in movements in the price of options and futures and movements in the price of the securities or interest rates which are the subject of the hedge. Investments in indexed securities, including inverse securities, subject a Fund to the risks associated with changes in the particular indices, which may include reduced or eliminated interest payments and losses of invested principal.

Credit Linked Notes

Credit linked notes are a derivative transaction used to transfer credit risk. The performance of the notes is linked to the performance of the underlying reference obligation or reference portfolio (“reference entities”). The notes are usually issued by a special purpose vehicle (“SPV”) that sells credit protection through a credit default swap (“CDS”) transaction in return for a premium and an obligation to pay the transaction sponsor should a reference entity experience a credit event, such as bankruptcy. The SPV invests the proceeds from the notes to cover its contingent obligation. Revenue from the investments and the money received as premium are used to pay interest to note holders. The main risk of credit linked notes is the risk of default to the reference obligation of the CDS. Should a default occur, the SPV would have to pay the transaction sponsor, subordinating payments to the note holders. Credit linked notes also may not be liquid and may be subject to currency and interest rate risks as well.

Foreign Currency Transactions

The Fund may engage in certain foreign currency exchange and option transactions. These transactions involve investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. If the Adviser’s predictions of movements in the direction of securities prices or currency exchange rates are inaccurate, the adverse consequences to the Fund may leave the Fund in a worse position than if it had not used such strategies. Risks inherent in the use of option and foreign currency forward and futures contracts include: (1) dependence on the Adviser’s ability to correctly predict movements in the direction of securities prices and currency exchange rates; (2) imperfect correlation between the price of options and futures contracts and movements in the prices of the securities or currencies being hedged; (3) the fact that the skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time; and (5) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences. The Fund’s ability to enter into futures contracts is also limited by the requirements of the Code for qualification as a regulated investment company.

The Funds may engage in currency exchange transactions to protect against uncertainty in the level of future currency exchange rates. In addition, the Funds may write covered put and call options on foreign currencies for the purpose of increasing its return.

Generally, the Fund may engage in both “transaction hedging” and “position hedging.” When it engages in transaction hedging, the Fund enters into foreign currency transactions with respect to specific receivables or payables, generally arising in connection with the purchase or sale of portfolio securities. The Fund will engage in transaction hedging when it desires to “lock in” the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging, the Fund will attempt to protect itself against a possible loss resulting from an adverse change in the exchange rate between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

The Fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency. The Fund may also enter into contracts to purchase or sell foreign currencies at a future date (“forward contracts”) and purchase and sell foreign currency futures contracts.

For transaction hedging purposes, the Fund may also purchase exchange-listed and over-the-counter put and call options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives the Fund the right to assume a short position in the futures contract until the expiration of the option. A put option on a currency gives the Fund the right to sell the currency at an exercise price until the expiration of the option. A call option on a futures contract gives the Fund the right to assume a long position in the futures contract until the expiration of the option. A call option on a currency gives the Fund the right to purchase the currency at the exercise price until the expiration of the option.

When engaging in position hedging, the Fund enters into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which its portfolio securities are denominated (or an increase in the values of currency for securities which the Fund expects to purchase, when the Fund holds cash or short-term investments). In connection with position hedging, the Fund may purchase put or call options on foreign currency and on foreign currency futures contracts and buy or sell forward contracts and foreign currency futures contracts. The Fund may also purchase or sell foreign currency on a spot basis.

The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

It is also impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the Fund is obligated to deliver and a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the amount of foreign currency the Fund is obligated to deliver.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which the Fund owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in value of such currency.

The Fund may seek to increase its return or to offset some of the costs of hedging against fluctuations in currency exchange rates by writing covered put options and covered call options on foreign currencies. The Fund receives a premium from writing a put or call option, which increases the Fund’s current return if the option expires unexercised or is closed out at a net profit. The Fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written.

The Fund’s currency hedging transactions may call for the delivery of one foreign currency in exchange for another foreign currency and may at times not involve currencies in which its portfolio securities are then denominated. The Adviser will engage in such “cross hedging” activities when it believes that such transactions provide significant hedging opportunities for the Fund. Cross hedging transactions by the Fund involve the risk of imperfect correlation between changes in the values of the currencies to which such transactions relate and changes in the value of the currency or other asset or liability which is the subject of the hedge.

Forward Foreign Currency Exchange Contracts.  A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (“term”) from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers. The holder of a cancelable forward contract has the unilateral right to cancel the contract at maturity by paying a specified fee. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the CFTC, such as the New York Mercantile Exchange.

Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward foreign exchange contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

At the maturity of a forward or futures contract, the Fund either may accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

Although the Fund intends to purchase or sell foreign currency futures contracts only on exchanges or boards of trade where there appears to be an active market, there is no assurance that a market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin.

When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may want to establish the United States dollar cost or proceeds, as the case may be. By entering into a forward contract in United States dollars for the purchase or sale of the amount of foreign currency involved in the underlying security transaction, it is able to protect itself against a possible loss between trade and settlement dates resulting from an adverse change in the relationship between the United States dollar and such foreign currency. However, this tends to limit potential gains which might result from a positive change in such currency relationships. Utilizing this investment technique may also hedge the foreign currency exchange rate risk by engaging in currency financial futures and options transactions.

When the Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell an amount of foreign currency approximating the value of some or all of a Fund’s portfolio securities denominated in such foreign currency. The forecasting of short-term currency market movement is extremely difficult and whether such a short-term hedging strategy will be successful is highly uncertain.

It is impossible to forecast with precision the market value of portfolio securities at the expiration of a contract. Accordingly, it may be necessary to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver when a decision is made to sell the security and make delivery of the foreign currency in settlement of a forward contract. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Fund entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund would realize gains to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund would suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. Although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result should the value of such currency increase. The Fund will have to convert its holdings of foreign currencies into United States dollars from time to time. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies.

The Fund will not enter into such forward contracts or maintain a net exposure in such contracts where it would be obligated to deliver an amount of foreign currency in excess of the value of its portfolio securities and other assets denominated in that currency. The Adviser believes that it is important to have the flexibility to enter into such forward contracts when it determines that to do so is in the best interests of the Fund. The Fund will specifically designate on its accounting records any asset, including equity securities and non-investment-grade debt so long as the asset is liquid, unencumbered and marked to market daily in an amount not less than the value of a Fund’s total assets committed to forward foreign currency exchange contracts entered into for the purchase of a foreign currency. If the value of the securities specifically designated declines, additional cash or securities will be added so that the specifically designated amount is not less than the amount of the Fund’s commitments with respect to such contracts.

Foreign Currency Options.  In general, options on foreign currencies operate similarly to options on securities and are subject to many similar risks. A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price at a specified date or during the option period. A call option gives its owner the right, but not the obligation, to buy the currency, while a put option gives its owner the right, but not the obligation, to sell the currency. The option seller (writer) is obligated to fulfill the terms of the option sold if it is exercised. However, either seller or buyer may close its position during the option period for such options any time prior to expiration.

A call rises in value if the underlying currency appreciates. Conversely, a put rises in value if the underlying currency depreciates. While purchasing a foreign currency option can protect a Fund against an adverse movement in the value of a foreign currency, it does not limit the gain which might result from a favorable movement in the value of such currency. For example, if a Fund were holding securities denominated in an appreciating foreign currency and had purchased a foreign currency put to hedge against a decline in the value of the currency, it would not have to exercise its put. Similarly, if a Fund had entered into a contract to purchase a security denominated in a foreign currency and had purchased a foreign currency call to hedge against a rise in the value of the currency but instead the currency had depreciated in value between the date of purchase and the settlement date, the Fund would not have to exercise its call but could acquire in the spot market the amount of foreign currency needed for settlement.

Foreign currency options are traded primarily in the over-the-counter market, although options on foreign currencies have recently been listed on several exchanges. Options are traded not only on the currencies of individual nations, but also on the European Currency Unit, which is composed of amounts of a number of currencies and is the official medium of exchange of the European Community’s European Monetary System.

The Fund will only purchase or write foreign currency options when the Adviser believes that a liquid market exists for such options. There can be, however, no assurance that a liquid market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors which influence foreign exchange rates and investments generally.

The value of any currency, including U.S. dollars and foreign currencies, may be affected by complex political and economic factors applicable to the issuing country. In addition, the exchange rates of foreign currencies (and therefore the values of foreign currency options) may be affected significantly, fixed, or supported directly or indirectly, by U.S. and foreign government actions. Government intervention may increase risks involved in purchasing or selling foreign currency options, since exchange rates may not be free to fluctuate in response to other market forces.

The value of a foreign currency option reflects the value of an exchange rate, which in turn reflects the relative values of two currencies, generally the U.S. dollar and the foreign currency in question. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the exercise of foreign currency options, investors may be disadvantaged by having to deal in an odd-lot market for the underlying foreign currencies in connection with options at prices that are less favorable than for round lots. Foreign governmental restrictions or taxes could result in adverse changes in the cost of acquiring or disposing of foreign currencies.

There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large round-lot transactions in the interbank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

Foreign Currency Futures Transactions

The Fund may use foreign currency futures contracts and options on such futures contracts. Through the purchase or sale of such contracts, a Fund may be able to achieve many of the same objectives attainable through the use of foreign currency forward contracts, but more effectively and possibly at a lower cost.

Unlike forward foreign currency exchange contracts, foreign currency futures contracts and options on foreign currency futures contracts are standardized as to amount and delivery period and are traded on boards of trade and commodities exchanges. It is anticipated that such contracts may provide greater liquidity and lower cost than forward foreign currency exchange contracts.

Foreign currency warrants.  Foreign currency warrants such as currency exchange warrants (“CEWs”) are warrants that entitle the holder to receive from the issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) that is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time. Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk that, from the point of view of prospective purchases of the securities, is inherent in the international fixed-income marketplace.

Foreign currency warrants may be used to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese Yen or Euro. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed).

Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. Upon exercise of warrants, there may be a delay between the time the holder gives instructions to exercise and the time the exchange rate relating to exercise is determined, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining “time value” of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, if the warrants were “out-of-the-money,” in a total loss of the purchase price of the warrants.

Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation (“OCC”). Unlike foreign currency options issued by OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political or economic factors.

Principal exchange rate linked securities.  Principal exchange rate linked securities (or “PERLS”) are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time. The return on “standard” principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar, “reverse” PERLS are like the “standard” securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market). PERLS may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.

Performance indexed paper.  Performance indexed paper (or “PIP”) is U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on performance indexed paper is established at maturity as a function of spot exchange rates between the U.S. dollar and a designated currency as of or about the time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

Regulatory Restrictions.  To the extent required to comply with SEC Release No. IC-10666, when purchasing a futures contract or writing a put option, the Fund will specifically designate on its accounting records any asset, including equity securities and non-investment-grade debt so long as the asset is liquid, unencumbered and marked to market daily equal to the value of such contracts.

To the extent required to comply with CFTC Regulation 4.5 and thereby avoid “commodity pool operator” status, a Fund will not enter into a futures contract or purchase an option thereon if immediately thereafter the initial margin deposits for futures contracts (including foreign currency and all other futures contracts) held by the Fund plus premiums paid by it for open options on futures would exceed 5% of the Fund’s total assets, or, in the alternative, the Fund will engage in transactions in financial futures contracts or options thereon for speculation, but only to attempt to hedge against changes in market conditions affecting the values of securities which the Fund holds or intends to purchase (bonafide hedging purposes). When futures contracts or options thereon are purchased to protect against a price increase on securities intended to be purchased later, it is anticipated that at least 75% of such intended purchases will be completed. When other futures contracts or options thereon are purchased, the underlying value of such contracts will at all times not exceed the sum of: (1) accrued profit on such contracts held by the broker; (2) cash or high quality money market instruments set aside in an identifiable manner; and (3) cash proceeds from investments due in 30 days.

Settlement procedures.  Settlement procedures relating to the Fund’s investments in foreign securities and to the Fund’s foreign currency exchange transactions may be more complex than settlements with respect to investments in debt or equity securities of U.S. issuers, and may involve certain risks not present in the Fund’s domestic investments. For example, settlement of transactions involving foreign securities or foreign currency may occur within a foreign country, and the Fund may be required to accept or make delivery of the underlying securities or currency in conformity with any applicable U.S. or foreign restrictions or regulations, and may be required to pay any fees, taxes or charges associated with such delivery. Such investments may also involve the risk that an entity involved in the settlement may not meet its obligations. Settlement procedures in many foreign countries are less established than those in the United States, and some foreign country settlement periods can be significantly longer than those in the United States.

Foreign currency conversion.  Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the “spread”) between prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

Foreign Exchange-Traded Options, Futures and Forward Currency Exchange Contracts—Additional Risks.  Options on securities, futures contracts, options on futures contracts, currencies and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees; and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

Futures Contracts and Options on Futures Contracts

The Fund may use interest rate, foreign currency or index futures contracts. An interest rate, foreign currency (see “Foreign Currency Transactions” above) or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, foreign currency or the cash value of an index at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering several indexes as well as a number of financial instruments and foreign currencies, including: the S&P 500; the S&P 100; the New York Stock Exchange (“NYSE”) composite; U.S. Treasury bonds; U.S. Treasury notes; GNMA

Certificates; three month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the German mark; the Japanese yen; the French franc; the Swiss franc; the Mexican peso; and certain multinational currencies, such as the European Currency Unit (“ECU”). It is expected that other futures contracts will be developed and traded in the future. Interest rate futures contracts currently are traded in the United States primarily on the floors of the Chicago Board of Trade (“CBT”) and the International Monetary Market of the Chicago Mercantile Exchange (“CME”). Interest rate futures also are traded on foreign exchanges such as the London International Financial Futures Exchange (“LIFFE”) and the Singapore International Monetary Exchange (“SIMEX”).

The Fund may purchase and write call and put options on futures. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

The Fund will limit its use of futures contracts and futures options to hedging transactions and in an attempt to increase total return, in accordance with federal regulations. The Adviser believes it is possible to reduce the effect of interest or exchange rate fluctuations on the value of the Fund’s portfolio, or sectors thereof, through the use of such strategies. For example, the Fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the Fund’s securities or the price of the securities which the Fund intends to purchase. The Fund’s hedging activities may include sales of futures contracts as an offset against the effect of expected increases in interest rates, and purchases of futures contracts as an offset against the effect of expected declines in interest rates. Although other techniques could be used to reduce the Fund’s exposure to interest rate fluctuations, the Fund may be able to hedge its exposure more effectively and perhaps at a lower cost by using futures contracts and futures options. The costs of and possible losses incurred from futures contracts and options thereon may reduce the Fund’s current income and involve a loss of principal. Any incremental return earned by the Fund resulting from these transactions would be expected to offset anticipated losses or a portion thereof.

The Fund will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

When a purchase or sale of a futures contract is made by the Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or U.S. Government securities (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Fund expects to earn interest income on its initial margin deposits. A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking to market.” Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, the Fund will mark to market its open futures positions.

The Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sales price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.

Limitations on Use of Futures and Futures Options.  When entering into a futures contract, the Fund will specifically designate on its accounting records (and mark-to-market on a daily basis) cash, U.S. Government securities, or other highly liquid debt securities that, when added to the amount deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, the Fund may “cover” its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.

When selling a futures contract, the Fund will specifically designate on its accounting records (and mark-to-market on a daily basis) liquid assets that, when added to the amount deposited with a futures commission merchant as margin, are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may “cover” its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund’s custodian).

When selling a call option on a futures contract, the Fund will specifically designate on its accounting records any asset, including equity securities and non-investment grade debt so long as the asset is liquid, unencumbered and marked to market daily that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

When selling a put option on a futures contract, the Fund will specifically designate on its accounting records any asset, including equity securities and non-investment grade debt so long as the asset is liquid, unencumbered and marked to market daily that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the put option is the same or higher than the strike price of the put option sold by the Fund.

In order to comply with applicable regulations of the Commodity Futures Trading Commission (“CFTC”) pursuant to which the Fund avoids being deemed a “commodity pool,” the Fund is limited in its futures trading activities to positions which constitute “bona fide hedging” positions within the meaning and intent of applicable CFTC rules, or to positions which qualify under an alternative test. Under this alternative test, the “underlying commodity value” of each long position in a commodity contract in which the Fund invests may not at any time exceed the sum of: (1) the value of short-term U.S. debt obligations or other U.S. dollar-denominated high quality short-term money market instruments and cash set aside in an identifiable manner, plus any funds deposited as margin on the contract; (2) unrealized appreciation on the contract held by the broker; and (3) cash proceeds from existing investments due in not more than 30 days. “Underlying commodity value” means the size of the contract multiplied by the daily settlement price of the contract.

The requirements of the Internal Revenue Code of 1986 (the “Code”) for qualification as a regulated investment company (“RIC”) also may limit the extent to which the Fund may enter into futures, futures options or forward contracts. (See “Dividends, Distributions and Taxes.”)

Risks Relating to Futures Contracts and Related Options.  Positions in futures contracts and related options may be closed out only on an exchange which provides a secondary market for such contracts or options. A Fund will enter into an option or futures position only if there appears to be a liquid secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular option or futures contract at any specific time. Thus, it may not be possible to close out a futures or related option position. In the case of a futures position, in the event of adverse price movements a Fund would continue to be required to make daily margin payments. In this situation, if a Fund has insufficient cash to meet daily margin requirements it may have to sell portfolio securities to meet its margin obligations at a time when it may be disadvantageous to do so. In addition, a Fund may be required to take or make delivery of the securities underlying the futures contracts it holds. The inability to close out futures positions also could have an adverse impact on a Fund’s ability to hedge its portfolio effectively.

There are several risks in connection with the use of futures contracts as a hedging device. While hedging can provide protection against an adverse movement in market prices, it can also limit a hedger’s opportunity to benefit fully from a favorable market movement. In addition, investing in futures contracts and options on futures contracts will cause a Fund to incur additional brokerage commissions and may cause an increase in a Fund’s portfolio turnover rate.

The successful use of futures contracts and related options also depends on the ability of the Adviser or Subadviser to forecast correctly the direction and extent of market movements, interest rates and other market factors within a given time frame. To the extent market prices remain stable during the period a futures contract or option is held by a Fund or such prices move in a direction opposite to that anticipated, a Fund may realize a loss on the hedging transaction which is not offset by an increase in the value of its portfolio securities. Options and futures may also fail as a hedging technique in cases where the movements of the securities underlying the options and futures do not follow the price movements of the hedged portfolio securities. As a result, a Fund’s total return for the period may be less than if it had not engaged in the hedging transaction. The loss from investing in futures transactions is potentially unlimited.

Utilization of futures contracts by a Fund involves the risk of imperfect correlation in movements in the price of futures contracts and movements in the price of the securities which are being hedged. If the price of the futures contract moves more or less than the price of the securities being hedged, a Fund will experience a gain or loss which will not be completely offset by movements in the price of the securities. It is possible that, where a Fund has sold futures contracts to hedge its portfolio against a decline in the market, the market may advance and the value of securities held in the Fund’s portfolio may decline. If this occurred, a Fund would lose money on the futures contract and would also experience a decline in value in its portfolio securities. Where futures are purchased to hedge against a possible increase in the prices of securities before a Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline; if a Fund then determines not to invest in securities (or options) at that time because of concern as to possible further market decline or for other reasons, a Fund will realize a loss on the futures that would not be offset by a reduction in the price of the securities purchased.

The market prices of futures contracts may be affected if participants in the futures market elect to close out their contracts through off-setting transactions rather than to meet margin deposit requirements. In such case, distortions in the normal relationship between the cash and futures markets could result. Price distortions could also result if investors in futures contracts opt to make or take delivery of the underlying securities rather than to engage in closing transactions because such action would reduce the liquidity of the futures market. In addition, from the point of view of speculators, because the deposit requirements in the futures markets are less onerous than margin requirements in the cash market, increased participation by speculators in the futures market could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of market trends may still not result in a successful hedging transaction.

Compared to the purchase or sale of futures contracts, the purchase of put or call options on futures contracts involves less potential risk for a Fund because the maximum amount at risk is the premium paid for the options plus transaction costs. However, there may be circumstances when the purchase of an option on a futures contract would result in a loss to a Fund while the purchase or sale of the futures contract would not have resulted in a loss, such as when there is no movement in the price of the underlying securities.

Interest Rate Transactions

The Fund may enter into interest rate swaps, and the purchase and sale of interest rate collars, caps and floors.

Interest rate swaps involve the exchange with another party of commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. An interest rate collar combines the elements of purchasing a cap and selling a floor. The collar protects against an interest rate rise above the maximum amount but gives up the benefit of an interest rate decline below the minimum amount. The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and any asset, including equity securities and non-investment grade debt so long as the asset is liquid, unencumbered and marked to market daily having an aggregate net asset value at least equal to the accrued excess will be specifically designated on the accounting records of the Fund. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

Options

The Fund may purchase and sell (write) both put options and call options on securities, securities indexes, and foreign currencies. The purpose of writing covered put and call options generally is to hedge against fluctuations in the market value of a Fund’s portfolio securities and as an attempt to increase total return. The Fund may purchase or sell call and put options on securities indices for a similar purpose. A hedge is limited to the degree that the extent of the price change of the underlying security is less than the difference between the option premium received by the Fund and the option strike price. To the extent the underlying security’s price change exceeds this amount, written put and call options will not provide an effective hedge.

Writing Call Options.  Each Fund may write (sell) covered call options on securities (“calls”) when the Adviser considers such sales appropriate. When a Fund writes a call, it receives a premium and grants the purchaser the right to buy the underlying security at any time during the call period (usually between three and nine months) at a fixed exercise price regardless of market price changes during the call period. If the call is exercised, the Fund forgoes any gain but is not subject to any loss on any change in the market price of the underlying security relative to the exercise price. A Fund will write such options subject to any applicable limitations or restrictions imposed by law.

A written call option is covered if the Fund owns the security underlying the option. A written call option may also be covered by purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Fund’s net exposure on its written option position. In addition, the Fund may cover such options by specifically designating on its accounting records any assets, including equity securities and non-investment grade debt so long as the assets are liquid, unencumbered and marked to market daily (“liquid assets”), in amounts sufficient to ensure that it is able to meet its obligations under the written call should it be exercised. This method does not reduce the potential loss to the Fund should the value of the underlying security increase and the option be exercised.

Purchasing Call Options.  The Fund may purchase a call option when the Adviser believes the value of the underlying security will rise or to effect a “closing purchase transaction” as to a call option the Fund has written (sold). A Fund will realize a profit (or loss) from a closing purchase transaction if the amount paid to purchase a call is less (or more) than the amount received from the sale thereof.

Writing Put Options.  A put option written by a Fund obligates the Fund to purchase the specified security at a specified price if the option is exercised at any time before the expiration date. A written put option may be covered by specifically designating on the accounting records of the Fund liquid assets with a value at least equal to the exercise price of the put option. While this may help ensure that a Fund will have sufficient assets to meet its obligations under the option contract should it be exercised, it will not reduce the potential loss to the Fund should the value of the underlying security decrease and the option be exercised.

Purchasing Put Options.  A Fund may purchase a put option when the Subadviser believes the value of the underlying security will decline. A Fund may purchase put options on securities in its portfolio in order to hedge against a decline in the value of such securities (“protective puts”) or to effect closing purchase transactions as to puts it has written. A Fund will realize a profit (or loss) from a closing purchase transaction if the amount paid to purchase a put is less (or more) than the amount received from the sale thereof.

Combined Option Positions.  The Fund may purchase and write options in combination with each other to adjust the risk and return characteristics of the overall position. For example, a Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

The purchase and writing of options involves certain risks.  During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price. If a call option purchased by a fund is not sold when it has remaining value, and if the market price of the underlying security remains less than or equal to the exercise price, the fund will lose its entire investment in the option. Also, where an option on a particular security is purchased to hedge against price movements in a related security, the price of the option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when the funds seek to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options market, the funds may be unable to close out an option position.

Correlation of Price Changes.  Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match the applicable Fund’s current or anticipated investments. The Fund may invest in options based on securities which differ from the securities in which it typically invests. This involves a risk that the options will not track the performance of the Fund’s investments.

Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the applicable Fund’s investments well. Options and future prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The Fund may purchase or sell options with a greater or less value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in historical volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the applicable Fund’s options are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments. Successful use of these techniques requires skills different from those needed to select portfolio securities.

Liquidity of Options.  There is no assurance a liquid secondary market will exist for any particular option at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instruments’ current price. In addition, exchanges may establish daily price fluctuation limits for options, and may halt trading if an option’s price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a Fund to enter into new positions or close out existing positions. If the secondary market for an option is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require the applicable Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, such Fund’s access to other assets held to cover its options could also be impaired.

Options on Securities Indices.  Unlike a stock option, which gives the holder the right to purchase or sell a specified stock at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (i) the difference between the exercise price of the option and the value of the underlying securities index on the exercise date multiplied by (ii) a fixed “index multiplier.” Like an option on a specific security, when a Fund purchases a put or a call option on an index, it places the entire amount of the premium paid at risk, for if, at the expiration date, the value of the index has decreased below the exercise price (in the case of a call) or increased above the exercise price (in the case of a put), the option will expire worthless.

A securities index fluctuates with changes in the market values of the stocks included in the index. For example, some securities index options are based on a broad market index such as the Standard & Poor’s 500® Index (the “S&P 500® Index”). Others are based on a narrower market index such as the Standard & Poor’s 100 Stock Index. Indices may also be based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on securities indices are currently traded on the Chicago Board Options Exchange, the NYSE and the American Stock Exchange (“AMEX”).

The Fund may purchase put options on securities indices to hedge against an anticipated decline in stock market prices that might adversely affect the value of a Fund’s portfolio securities. If a Fund purchases such a put option, the amount of the payment it would receive upon exercising the option would depend on the extent of any decline in the level of the securities index below the exercise price. Such payments would tend to offset a decline in the value of the Fund’s portfolio securities. However, if the level of the securities index increases and remains above the exercise price while the put option is outstanding, a Fund will not be able to profitably exercise the option and will lose the amount of the premium and any transaction costs. Such loss may be partially or wholly offset by an increase in the value of a Fund’s portfolio securities.

A Fund may purchase call options on securities indices in order to participate in an anticipated increase in stock market prices or to offset anticipated price increases on securities that it intends to buy in the future. If a Fund purchases a call option on a securities index, the amount of the payment it would receive upon exercising the option would depend on the extent of any increase in the level of the securities index above the exercise price. Such payments would in effect allow the Fund to benefit from stock market appreciation even though it may not have had sufficient cash to purchase the underlying stocks. Such payments may also offset increases in the prices of stocks that the Fund intends to purchase. If, however, the level of the securities index declines and remains below the exercise price while the call option is outstanding, a Fund will not be able to exercise the option profitably and will lose the amount of the premium and transaction costs. Such loss may be partially or wholly offset by a reduction in the price a Fund pays to buy additional securities for its portfolio.

The Fund may write (sell) covered call or put options on a securities index. Such options may be covered by purchasing an offsetting option which, by virtue of its exercise price or otherwise, reduces the Fund’s net exposure on its written option position or by owning securities whose price changes are expected to be similar to those of the underlying index or by having an absolute and immediate right to acquire such securities without additional cash consideration or for additional cash consideration (held in a segregated account by its custodian) upon conversion or exchange of other securities in their respective portfolios. In addition, the Fund may cover such options by specifically designating on its accounting records liquid assets with a value equal to the exercise price or by using the other methods described above.

The extent to which options on securities indices will provide a Fund with an effective hedge against interest rate or stock market risk will depend on the extent to which the stocks comprising the indices correlate with the composition of the Fund’s portfolio. Moreover, the ability to hedge effectively depends upon the ability to predict movements in interest rates or the stock market. Some options on securities indices may not have a broad and liquid secondary market, in which case options purchased by the Fund may not be closed out and the Fund could lose more than its option premium when the option expires.

The purchase and sale of option contracts is a highly specialized activity that involves investment techniques and risks different from those ordinarily associated with investment companies. Transaction costs relating to options transactions may tend to be higher than the costs of transactions in securities. In addition, if a Fund were to write a substantial number of option contracts that are exercised, the portfolio turnover rate of that Fund could increase.

Limitations on Options on Securities and Securities Indices.  The Fund may write call options only if they are covered and remain covered for as long as the Fund is obligated as a writer. Thus, if a Fund utilizing this investment technique writes a call option on an individual security, the Fund must own the underlying security or other securities that are acceptable for a pledged account at all times during the option period. The Fund will write call options on indices only to hedge in an economically appropriate way portfolio securities which are not otherwise hedged with options or financial futures contracts. Call options on securities indices written by a Fund will be “covered” by identifying the specific portfolio securities being hedged.

To secure the obligation to deliver the underlying security, the writer of a covered call option on an individual security is required to deposit the underlying security or other assets in a pledged account in accordance with clearing corporation and exchange rules. In the case of an index call option written by a Fund, the Fund will be required to deposit qualified securities. A “qualified security” is a security against which the Fund has not written a call option and which has not been hedged by the Fund by the sale of a financial futures contract. If at the close of business on any day the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts, the Fund will deposit an amount of cash, U.S. Government Securities or other liquid high quality debt obligations equal in value to the difference. In addition, when the Fund writes a call on an index which is “in-the-money” at the time the call is written, the Fund will specifically designate on its accounting records cash, U.S. Government securities or other liquid high quality debt obligations equal in value to the amount by which the call is “in-the-money” times the multiplier times the number of contracts. Any amount otherwise specifically designated may be applied to the Fund’s other obligations to specifically designate assets in the event that the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts.

A Fund may sell a call option or a put option which it has previously purchased prior to the purchase (in the case of a call) or the sale (in the case of a put) of the underlying security. Any such sale of a call option or a put option would result in a net gain or loss, depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid.

Risks Relating to Options on Securities.  During the option period, the writer of a call option has, in return for the premium received on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. The writer has no control over the time within the option period when it may be required to fulfill its obligation as a writer of the option.

The risk of purchasing a call option or a put option is that the Fund utilizing this investment technique may lose the premium it paid plus transaction costs, if the Fund does not exercise the option and is unable to close out the position prior to expiration of the option.

An option position may be closed out on an exchange only if the exchange provides a secondary market for an option of the same series. Although the Funds utilizing this investment technique will write and purchase options only when the investment adviser believes that a liquid secondary market will exist for options of the same series, there can be no assurance that a liquid secondary market will exist for a particular option at a particular time and that any Fund, if it so desires, can close out its position by effecting a closing transaction. If the writer of a covered call option is unable to effect a closing purchase transaction, it cannot sell the underlying security until the option expires or the option is exercised. Accordingly, a covered call writer may not be able to sell the underlying security at a time when it might otherwise be advantageous to do so.

Possible reasons for the absence of a liquid secondary market on an exchange include the following: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) inadequacy of the facilities of an exchange or the clearing corporation to handle trading volume; and (v) a decision by one or more exchanges to discontinue the trading of options in general or of particular options or impose restrictions on orders.

Each exchange has established limitations governing the maximum number of call options, whether or not covered, which may be written by a single investor acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The investment adviser believes that the position limits established by the exchanges will not have any adverse impact upon the Funds.

Risks of Options on Securities Indices.  Because the value of an index option depends upon movements in the level of the index rather than movements in the price of a particular security, whether a Fund utilizing this investment technique will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of prices in the market generally or in an industry or market segment (depending on the index option in question). Accordingly, successful use by a Fund of options on indices will be subject to the investment adviser’s ability to predict correctly movements in the direction of the market generally or in the direction of a particular industry. This requires different skills and techniques than predicting changes in the prices of individual securities.

Index prices may be distorted if trading of certain securities included in the index is interrupted. Trading in index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of securities included in the index. If this occurred, a Fund utilizing this investment technique would not be able to close out options which it had written or purchased and, if restrictions on exercise were imposed, might be unable to exercise an option it purchased, which would result in substantial losses to the Fund. However, it is the Trust’s policy to write or purchase options only on indices which include a sufficient number of securities so that the likelihood of a trading halt in the index is minimized.

Because the exercise of an index option is settled in cash, an index call writer cannot determine the amount of its settlement obligation in advance and, unlike call writing on portfolio securities, cannot provide in advance for its potential settlement obligation by holding the underlying securities. Consequently, the Funds will write call options only on indices which meet the interim described above.

Price movements in securities held by a Fund utilizing this investment technique will not correlate perfectly with movements in the level of the index and, therefore, the Fund bears the risk that the price of the securities held by the Fund might not increase as much as the level of the index. In this event, the Fund would bear a loss on the call which would not be completely offset by movements in the prices of the securities held by the Fund. It is also possible that the index might rise when the value of the securities held by the Fund does not. If this occurred, the Fund would experience a loss on the call which would not be offset by an increase in the value of its portfolio and might also experience a loss in the market value of its portfolio securities.

Unless a Fund utilizing this investment technique has other liquid assets which are sufficient to satisfy the exercise of a call on an index, the Fund will be required to liquidate securities in order to satisfy the exercise. Because an exercise must be settled within hours after receiving the notice of exercise, if the Fund fails to anticipate an exercise, it may have to borrow from a bank (in an amount not exceeding 10% of the Fund’s total assets) pending settlement of the sale of securities in its portfolio and pay interest on such borrowing.

When a Fund has written a call on an index, there is also a risk that the market may decline between the time the Fund has the call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time the Fund is able to sell its securities. As with options on its securities, the Fund will not learn that a call has been exercised until the day following the exercise date but, unlike a call on a security where the Fund would be able to deliver the underlying security in settlement, the Fund may have to sell some of its securities in order to make settlement in cash, and the price of such securities may decline before they can be sold.

If a Fund exercises a put option on an index which it has purchased before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If this change causes the exercised option to fall “out-of-the-money” the Fund will be required to pay the difference between the closing index value and the exercise price of the option (multiplied by the applicable multiplier) to the assigned writer. Although the Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

Special Considerations and Risks Related to Options and Futures Transactions.  Exchange markets in options on certain securities are a relatively new and untested concept. It is impossible to predict the amount of trading interest that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

The exchanges will not continue indefinitely to introduce new expirations to replace expiring options on particular issues because trading interest in many issues of longer duration tends to center on the most recently auctioned issues. The expirations introduced at the commencement of options trading on a particular issue will be allowed to run out, with the possible addition of a limited number of new expirations as the original expirations expire. Options trading on each issue of securities with longer durations will thus be phased out as new options are listed on more recent issues, and a full range of expirations will not ordinarily be available for every issue on which options are traded.

In the event of a shortage of the underlying securities deliverable on exercise of an option, the OCC has the authority to permit other, generally comparable, securities to be delivered in fulfillment of option exercise obligations. It may also adjust the exercise prices of the affected options by setting different prices at which otherwise ineligible securities may be delivered. As an alternative to permitting such substitute deliveries, the OCC may impose special exercise settlement procedures.

The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent the markets for underlying securities close before the options markets, significant price and rate movements can take place in the options markets that cannot be reflected in the underlying markets. In addition, to the extent that the options markets close before the markets for the underlying securities, price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.

Prior to exercise or expiration, an option position can be terminated only by entering into a closing purchase or sale transaction. This requires a secondary market on an exchange for call or put options of the same series. Similarly, positions in futures may be closed out only on an exchange which provides a secondary market for such futures. There can be no assurance that a liquid secondary market will exist for any particular call or put option or futures contract at any specific time. Thus, it may not be possible to close an option or futures position. In the event of adverse price movements, a Fund would continue to be required to make daily payments of maintenance margin for futures contracts or options on futures contracts positions written by that Fund. A Fund may have to sell portfolio securities at a time when it may be disadvantageous to do so if it has insufficient cash to meet the daily maintenance margin requirements. In addition, a Fund may be required to take or make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on a Fund’s ability to effectively hedge its portfolios.

Each of the exchanges has established limitations governing the maximum number of call or put options on the same underlying security (whether or not covered) that may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). An exchange may order the liquidation of positions found to be in violation of applicable trading limits and it may impose other sanctions or restrictions. The Trust and other clients advised by the Adviser and its affiliates may be deemed to constitute a group for these purposes. In light of these limits, the Trustees may determine, at any time, to restrict or terminate the Funds’ transactions in options. The Adviser does not believe that these trading and position limits will have any adverse effect on investment techniques for hedging the Trust’s portfolios.

Over-the-counter (“OTC”) options are purchased from or sold to securities dealers, financial institutions or other parties (“Counterparties”) through direct agreement with the counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties.

Unless the parties provide for it, there is no central clearing or guaranty function in the OTC option market. As a result, if the counterparty fails to make delivery of the security or other instrument underlying an OTC option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such counterparty or any guarantor or credit enhancement of the counterparty’s credit to determine the likelihood that the terms of the OTC option will be satisfied. The staff of the SEC currently takes the position that OTC options purchased by a Fund, and portfolio securities “covering” the amount of a Fund’s obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to each Fund’s limitation on investing no more than 15% of its assets in illiquid securities. However, for options written with “primary dealers” in U.S. Government securities pursuant to an agreement requiring a closing transaction at the formula price, the amount considered to be illiquid may be calculated by reference to a formula price.

The loss from investing in futures transactions is potentially unlimited. Gains and losses on investments in options and futures depend on the Adviser’s ability to predict correctly the direction of stock prices, interest rates and other economic factors. In addition, utilization of futures in hedging transactions may fail where there is an imperfect correlation in movements in the price of futures contracts and movements in the price of the securities which are the subject of a hedge. If the price of the futures contract moves more or less than the price of the security, a Fund will experience a gain or loss that will not be completely offset by movements in the price of the securities which are the subject of a hedge. There is also a risk of imperfect correlation where the securities underlying futures contracts have different maturities than the portfolio securities being hedged. Transactions in options on futures contracts involve similar risks.

Swap Agreements

The Fund may enter into interest rate, index and currency exchange rate swap agreements in attempts to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. The “notional amount” of the swap agreement is only a fixed basis on which to calculate the obligations the parties to a swap agreement have agreed to exchange. The Fund’s obligations (or rights) under a swap agreement will generally be equal only to the amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The Fund’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counter-party will be covered by specifically designating on the accounting records of the Fund liquid assets to avoid leveraging of the Fund’s portfolio.

Because swap agreements are two-party contracts and may have terms of greater than seven days, they may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counter-party. The Subadviser will cause a Fund to enter into swap agreements only with counter-parties that would be eligible for consideration as repurchase agreement counter-parties under the Funds’ repurchase agreement guidelines. Certain restrictions imposed on the Funds by the Code may limit the Funds’ ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Certain swap agreements are exempt from most provisions of the Commodity Exchange Act (“CEA”) and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations of the CFTC. To qualify for this exemption, a swap agreement must be entered into by “eligible participants,” which include the following, provided the participants’ total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employees benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

Credit Default Swap Agreements.  The “buyer” in a credit default contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided no event of default has occurred. In the event of default, the seller must pay the buyer the “par value” (full notional value) of the reference obligation in exchange for the reference obligation (typically emerging market debt). The fund may be either the buyer or seller in the transaction. If the fund is a buyer and no event of default occurs, the fund loses its investment and recovers nothing. However, if an event of default occurs, the buyer receives full notional value for a reference obligation that may have little or no value. As a seller, the fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation.

Emerging Market Securities

The Fund may invest in countries or regions with relatively low gross national product per capita compared to the world’s major economies, and in countries or regions with the potential for rapid economic growth (emerging markets). Emerging markets will include any country: (i) having an “emerging stock market” as defined by the International Finance Corporation; (ii) with low-to-middle-income economies according to the International Bank for Reconstruction and Development (the “World Bank”); (iii) listed in World Bank publications as developing; or (iv) determined by the Adviser to be an emerging market as defined above. The Emerging Markets Fund may also invest in securities of: (i) companies the principal securities trading market for which is an emerging market country; (ii) companies organized under the laws of, and with a principal office in, an emerging market country, or (iii) companies whose principal activities are located in emerging market countries.

The risks of investing in foreign securities may be intensified in the case of investments in emerging markets. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of the Funds are uninvested and no return is earned thereon. The inability of the Funds to make intended security purchases due to settlement problems could cause the Funds to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Funds due to subsequent declines in value of portfolio securities or, if the Funds have entered into a contract to sell the security, in possible liability to the purchaser. Securities prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.

Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if deterioration occurs in an emerging market’s balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. The Funds could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Funds of any restrictions on investments.

Investments in certain foreign emerging market debt obligations may be restricted or controlled to varying degrees. These restrictions or controls may at times preclude investment in certain foreign emerging market debt obligations and increase the expenses of the Funds.

Additional Risk Factors.  As a result of its investments in foreign securities, the Funds may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in the foreign currencies in which such securities are denominated. In that event, the Fund may convert such currencies into dollars at the then current exchange rate. Under certain circumstances, however, such as where the Adviser believes that the applicable rate is unfavorable at the time the currencies are received or the Adviser anticipates, for any other reason, that the exchange rate will improve, the Fund may hold such currencies for an indefinite period of time.

In addition, the Fund may be required to receive delivery of the foreign currency underlying forward foreign currency contracts it has entered into. This could occur, for example, if an option written by the Fund is exercised or the Fund is unable to close out a forward contract. The Fund may hold foreign currency in anticipation of purchasing foreign securities. The Fund may also elect to take delivery of the currencies’ underlying options or forward contracts if, in the judgment of the Adviser, it is in the best interest of the Fund to do so. In such instances as well, the Fund may convert the foreign currencies to dollars at the then current exchange rate, or may hold such currencies for an indefinite period of time.

While the holding of currencies will permit the Fund to take advantage of favorable movements in the applicable exchange rate, it also exposes the Fund to risk of loss if such rates move in a direction adverse to the Fund’s position. Such losses could reduce any profits or increase any losses sustained by the Fund from the sale or redemption of securities, and could reduce the dollar value of interest or dividend payments received. In addition, the holding of currencies could adversely affect the Fund’s profit or loss on currency options or forward contracts, as well as its hedging strategies.

Eurodollar Instruments

The Fund may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offering Rate (“LIBOR”), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed-income instruments are linked.

Foreign Securities

The Fund may invest in the securities of foreign issuers. The Fund may invest in a broad range of foreign securities including equity, debt and convertible securities and foreign government securities. The Fund may purchase the securities of issuers from various countries, including countries commonly referred to as “emerging markets.” The Fund may also invest in domestic securities denominated in foreign currencies.

Investing in the securities of foreign companies involves special risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries, and potential restrictions on the flow of international capital. Additionally, dividends payable on foreign securities may be subject to foreign taxes withheld prior to distribution. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Changes in foreign exchange rates will affect the value of those securities which are denominated or quoted in currencies other than the U.S. dollar. Many of the foreign securities held by the Fund will not be registered with, nor the issuers thereof be subject to the reporting requirements of, the

SEC. Accordingly, there may be less publicly available information about the securities and about the foreign company or government issuing them than is available about a domestic company or government entity. Moreover, individual foreign economies may differ favorably or unfavorably from the United States economy in such respects as growth of Gross National Product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

Certain foreign countries are less stable politically than the United States. The possibility exists that certain foreign governments may adopt policies providing for expropriation or nationalization of assets, confiscatory taxation, currency blockage or limitations on the use or removal of monies or other assets of an investment company. Finally, the Funds may encounter difficulty in obtaining and enforcing judgments against issuers of foreign securities. The economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

Certain emerging market countries are either comparatively underdeveloped or are in the process of becoming developed and may consequently be economically based on a relatively few or closely interdependent industries. A high proportion of the securities of many emerging market issuers may also be held by a limited number of large investors trading significant blocks of securities. While the Adviser will strive to be sensitive to publicize reversals of economic conditions, political unrest and adverse changes in trading status, unanticipated political and social developments may affect the values of the Fund’s investments in such countries and the availability of additional investments in such countries.

When investing in securities denominated in foreign currencies, the Funds will be subject to the additional risk of currency fluctuations. An adverse change in the value of a particular foreign currency as against the U.S. dollar, to the extent that such change is not offset by a gain in other foreign currencies, will result in a decrease in the Fund’s assets. Any such change may also have the effect of decreasing or limiting the income available for distribution. Foreign currencies may be affected by revaluation, adverse political and economic developments, and governmental restrictions. Although the Funds will invest only in securities denominated in foreign currencies that are fully convertible into U.S. dollars without legal restriction at the time of investment, no assurance can be given that currency exchange controls will not be imposed on any particular currency at a later date.

Securities of U.S. issuers denominated in foreign currencies may be less liquid and their prices more volatile than securities issued by domestic issuers and denominated in U.S. dollars. In addition, investing in securities denominated in foreign currencies often entails costs not associated with investment in U.S. dollar-denominated securities of U.S. issuers, such as the cost of converting foreign currency to U.S. dollars, higher brokerage commissions, custodial expenses and other fees. Non-U.S. dollar denominated securities may be subject to certain withholding and other taxes of the relevant jurisdiction, which may reduce the yield on the securities to the Fund and which may not be recoverable by the Fund or its investors.

The Fund will calculate its net asset value and complete orders to purchase, exchange or redeem shares only on a Monday-Friday basis (excluding holidays on which the NYSE is closed). Foreign securities in which the Funds may invest may be primarily listed on foreign stock exchanges which may trade on other days (such as Saturdays). As a result, the net asset value of each Fund’s portfolio may be affected by such trading on days when a shareholder has no access to the Fund.

The Trust may use a foreign custodian in connection with its purchases of foreign securities and may maintain cash and cash equivalents in the care of a foreign custodian. The amount of cash or cash equivalents maintained in the care of eligible foreign custodians will be limited to an amount reasonably necessary to effect the Trust’s foreign securities transactions. The use of a foreign custodian invokes considerations which are not ordinarily associated with domestic custodians. These considerations include the possibility of expropriations, restricted access to books and records of the foreign custodian, inability to recover assets that are lost while under the control of the foreign custodian, and the impact of political, social or diplomatic developments.

The Fund may invest in dollar-denominated instruments issued by foreign branches of U.S. banks and U.S. branches of foreign banks. Since these instruments are dollar-denominated, they are not affected by variations in currency exchange rates. They are influenced primarily by interest rate levels in the United States and by the financial condition of the issuer, or of the issuer’s foreign parent. These instruments may be subject to levels of risk that differ from their fully domestic counterparts.

High Yield-High Risk Securities (Junk Bonds)

Investments in below-investment grade securities (see Appendix for an explanation of the various ratings) generally provide greater income (leading to the name “high-yield” securities) and opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility, liquidity, and principal and income risk. These securities are regarded as predominantly speculative as to the issuer’s continuing ability to meet principal and interest payment obligations. Analysis of the creditworthiness of issuers of lower-quality debt securities may be more complex than for issuers of higher-quality debt securities.

Effect of Interest Rates and Economic Changes.  Interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of low-rated securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Low-rated securities also tend to be more sensitive to economic conditions than higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of low-rated securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer’s ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer’s inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by an issuer of low-rated securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a low-rated security defaulted, the applicable Fund might incur additional expenses in seeking recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of low-rated securities and thus in the applicable Fund’s net asset value.

As previously stated, the value of a low-rated security generally will decrease in a rising interest rate market, and accordingly, so normally will the applicable Fund’s net asset value. If the Fund experiences unexpected net redemptions in such a market, it may be forced to liquidate a portion of its portfolio securities without regard to their investment merits. Due to the limited liquidity of low-rated securities (discussed below), the Fund may be forced to liquidate these securities at a substantial discount. Any such liquidation would reduce the Fund’s asset base over which expenses could be allocated and could result in a reduced rate of return for the Fund.

Payment Expectations.  Low-rated securities typically contain redemption, call or prepayment provisions which permit the issuer of such securities containing such provisions to, at their discretion, redeem the securities. During periods of falling interest rates, issuers of low-rated securities are likely to redeem or prepay the securities and refinance them with debt securities with a lower interest rate. To the extent an issuer is able to refinance the securities or otherwise redeem them, the applicable Fund may have to replace the securities with a lower yielding security which would result in lower returns for the Fund.

Liquidity and Valuation.  A Fund may have difficulty disposing of certain low-rated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all low-rated securities, there is no established retail secondary market for many of these securities. The Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security, and accordingly, the net asset value of a particular Fund and its ability to dispose of particular securities when necessary to meet its liquidity needs, or in response to a specific economic event, or an event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities may also make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing its respective portfolio. Market quotations are generally available on many low-rated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low-rated securities, especially in a thinly-traded market.

Illiquid and Restricted Securities

The Fund may invest in securities for which there is no readily available market (“illiquid securities”), including certain securities whose disposition would be subject to legal restrictions (“restricted securities”). However, certain restricted securities that may be resold pursuant to Rule 144A under the Securities Act of 1933 may be considered liquid. The Board of Trustees of the Trust has delegated to the Adviser the day-to-day determination of the liquidity of a security although it has retained oversight and ultimate responsibility for such determinations. Although no definite quality criteria are used, the Board of Trustees has directed the Adviser to consider such factors as (i) the nature of the market for a security (including the institutional private resale markets); (ii) the terms of these securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g. certain repurchase obligations and demand instruments); (iii) and availability of market quotations; and (iv) other permissible factors.

If illiquid securities exceed 15% of a Fund’s net assets after the time of purchase, the Fund will take steps to reduce in an orderly fashion its holdings of illiquid securities. Because illiquid securities may not be readily marketable, the Subadviser may not be able to dispose of them in a timely manner. As a result, the Fund may be forced to hold illiquid securities while their price depreciates. Depreciation in the price of illiquid securities may cause the net asset value of the Fund to decline. A security that is determined by the Subadviser to be liquid may subsequently revert to being illiquid if not enough buyer interest exists.

Restricted securities may be sold in privately negotiated or other exempt transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. When registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable time may elapse between the decision to sell and the sale date. If, during such period, adverse market conditions were to develop, the Fund might obtain a less favorable price than the price which prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in good faith by the Board of Trustees. (See “Private Placements and Rule 144A Securities” below.)

Indexed Securities

The Fund may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. The Fund will not invest more than 5% of its net assets in indexed securities. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; for example, their maturity value may increase when the specified currency value increases, resulting in a security whose price characteristics are similar to a call option on the underlying currency. Currency-indexed securities also may have prices that depend on the values of a number of different foreign currencies relative to each other.

The performance of indexed securities depends to a great extent on the performance of the security, currency, commodity or other instrument to which they are indexed, and also may be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.

Loan and Debt Participations and Assignments

A loan participation agreement involves the purchase of a share of a loan made by a bank to a company in return for a corresponding share of the borrower’s principal and interest payments. Loan participations of the type in which the Fund may invest include interests in both secured and unsecured corporate loans. When the Fund purchases loan assignments from lenders, it will acquire direct rights against the borrower, but these rights and the Fund’s obligations may differ from, and be more limited than, those held by the assignment lender. The principal credit risk associated with acquiring loan participation and assignment interests is the credit risk associated with the underlying corporate borrower. There is also a risk that there may not be a readily available market for participation loan interests and, in some cases, this could result in the Fund disposing of such securities at a substantial discount from face value or holding such securities until maturity.

In the event that a corporate borrower failed to pay its scheduled interest or principal payments on participations held by the Fund, the market value of the affected participation would decline, resulting in a loss of value of such investment to the Fund. Accordingly, such participations are speculative and may result in the income level and net assets of the Fund being reduced. Moreover, loan participation agreements generally limit the right of a participant to resell its interest in the loan to a third party and, as a result, loan participations and assignments will be deemed by the Fund to be illiquid investments. The Fund will invest only in participations with respect to borrowers whose creditworthiness is, or is determined by the Subadviser to be, substantially equivalent to that of issuers whose senior unsubordinated debt securities are rated B or higher by Moody’s or S&P.

A Fund may purchase from banks participation interests in all or part of specific holdings of debt obligations. Each participation interest is backed by an irrevocable letter of credit or guarantee of the selling bank that the Subadviser has determined meets the prescribed quality standards of each Fund. Thus, even if the credit of the issuer of the debt obligation does not meet the quality standards of the Fund, the credit of the selling bank will. Loan participations and assignments may be illiquid.

Money Market Instruments

Certificates of Deposit.  Certificates of deposit are generally short-term, interest-bearing negotiable certificates issued by banks or savings and loan associations against funds deposited in the issuing institution.

Time Deposits.  Time deposits are deposits in a bank or other financial institution for a specified period of time at a fixed interest rate for which a negotiable certificate is not received.

Bankers’ Acceptances.  A bankers’ acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). The borrower, as well as the bank, is liable for payment, and the bank unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity.

Commercial Paper.  Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months.

Corporate Debt Securities.  Corporate debt securities with a remaining maturity of less than one year tend to become extremely liquid and are traded as money market securities.

U.S. Government Obligations.  Securities issued or guaranteed as to principal and interest by the United States Government include a variety of Treasury securities, which differ only in their interest rates, maturities, and times of issuance. Treasury bills have maturities of one year or less. Treasury notes have maturities of one to ten years, and Treasury bonds generally have maturities of greater than ten years.

Agencies of the United States Government which issue or guarantee obligations include, among others, Export-Import Banks of the United States, Farmers Home Administration, Federal Housing Administration, Government National Mortgage Association, Maritime Administration, Small Business Administration and The Tennessee Valley Authority. Obligations of instrumentalities of the United States Government include securities issued or guaranteed by, among others, the Federal National Mortgage Association, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Banks for Cooperatives, and the U.S. Postal Service. Some of these securities are supported by the full faith and credit of the U.S. Government; others are supported by the right of the issuer to borrow from the Treasury, while still others are supported only by the credit of the instrumentality. There is no guarantee that the U.S. Government will provide financial support to its agencies or instrumentalities, now or in the future, if it is not obligated to do so by law.

Mortgage-Related and Other Asset-Backed Securities

Mortgage Pass-through Securities.  These are interests in pools of mortgage loans, assembled and issued by various governmental, government-related, and private organizations. Unlike other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates, these securities provide a monthly payment consisting of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs. “Modified pass-through” securities (such as securities issued by the GNMA) entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

The principal governmental guarantor of mortgage-related securities is GNMA. GNMA is a wholly-owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of Federal Housing Administration insured or Veterans Administration guaranteed mortgages.

Government-related guarantors whose obligations are not backed by the full faith and credit of the United States Government include the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”). FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. FHLMC is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates (“PCs”) that represent interests in conventional mortgages from FHLMC’s national portfolio. FNMA and FHLMC guarantee the timely payment of interest and ultimate collection of principal on securities they issue, but their guarantees are not backed by the full faith and credit of the United States Government.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments for such securities. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a Fund’s investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Funds may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, the Subadviser determines that the securities meet the Funds’ quality standards. Securities issued by certain private organizations may not be readily marketable.

Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to the Funds’ industry concentration restrictions, set above below under “Investment Restrictions,” by virtue of the exclusion from the test available to all U.S. Government securities. The Funds will take the position that privately-issued, mortgage-related securities do not represent interests in any particular “industry” or group of industries. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the Federal Housing Administration or the Department of Veterans Affairs. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

Collateralized Mortgage Obligations (“CMOs”).  A CMO is similar to a bond in that interest and prepaid principal is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans or by portfolios of mortgage pass-through securities guaranteed by entities such as GNMA, FHLMC, or FNMA, and their income streams.

CMOs are typically structured in multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes typically receive principal only after the first class has been retired. An investor may be partially guarded against a sooner than desired return of principal because of the sequential payments.

FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates and are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC PCs, payments of principal and interest on the CMOs are made semiannually rather than monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC’s mandatory sinking fund schedule. Sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payments of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC’s minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking-fund payments. Because of the “pass-through” nature of all principal payments received on the collateral pool in excess of FHLMC’s minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date. If collection of principal (including prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet FHLMC’s minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

CMO Residuals.  CMO residuals are derivative mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans. As described above, the cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The “residual” in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and, in particular, the prepayment experience on the mortgage assets. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a Fund may fail to recoup fully its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. CMO residuals may be subject to certain restrictions on transferability, may be deemed “illiquid,” and may be subject to a Fund’s limitations on investment in illiquid securities.

Stripped Mortgage-backed Securities.  Stripped mortgage-backed securities (“SMBS”) are derivative multi-class mortgage securities. They may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on an IO class security is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to recoup fully its initial investment in these securities even if the security is in one of the highest rating categories.

Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed “illiquid” and subject to a Fund’s limitations on investment in illiquid securities.

A Fund may invest in other mortgage-related securities with features similar to those described above, to the extent consistent with the Fund’s investment objectives and policies.

Adjustable Rate Mortgages—Interest Rate Indices.  The One Year Treasury Index is the figure derived from the average weekly quoted yield on U.S. Treasury Securities adjusted to a constant maturity of one year. The Cost of Funds Index reflects the monthly weighted average cost of funds of savings and loan associations and savings banks whose home offices are located in Arizona, California and Nevada (the “FHLB Eleventh District”) that are member institutions of the Federal Home Loan Bank of San Francisco (the “FHLB of San Francisco”), as computed from statistics tabulated and published by the FHLB of San Francisco. The FHLB of San Francisco normally announces the Cost of Funds Index on the last working day of the month following the month in which the cost of funds was incurred.

A number of factors affect the performance of the Cost of Funds Index and may cause the Cost of Funds Index to move in a manner different from indices based upon specific interest rates, such as the One Year Treasury Index. Because of the various origination dates and maturities of the liabilities of member institutions of the FHLB Eleventh District upon which the Cost of Funds Index is based, among other things, at any time the Cost of Funds Index may not reflect the average prevailing market interest rates on new liabilities of similar maturities. There can be no assurance that the Cost of Funds Index will necessarily move in the same direction or at the same rate as prevailing interest rates since as longer term deposits or borrowings mature and are renewed at market interest rates, the Cost of Funds Index will rise or fall depending upon the differential between the prior and the new rates on such deposits and borrowings. In addition, dislocations in the thrift industry in recent years have caused and may continue to cause the cost of funds of thrift institutions to change for reasons unrelated to changes in general interest rate levels. Furthermore, any movement in the Cost of Funds Index as compared to other indices based upon specific interest rates may be affected by changes instituted by the FHLB of San Francisco in the method used to calculate the Cost of Funds Index. To the extent that the Cost of Funds Index may reflect interest changes more slowly than other indices, mortgage loans which adjust in accordance with the Cost of Funds Index may produce a higher yield later than would be produced by such other indices, and in a period of declining interest rates, the Cost of Funds Index may remain higher than other market interest rates which may result in a higher level of principal prepayments on mortgage loans which adjust in accordance with the Cost of Funds Index than mortgage loans which adjust in accordance with other indices.

LIBOR, the London Interbank Offered Rate, is the interest rate that the most creditworthy international banks dealing in U.S. dollar-denominated deposits and loans charge each other for large dollar-denominated loans. LIBOR is also usually the base rate for large dollar-denominated loans in the international market. LIBOR is generally quoted for loans having rate adjustments at one, three, six or twelve month intervals.

Other Asset-backed Securities.  Through trusts and other special purpose entities, various types of securities based on financial assets other than mortgage loans are increasingly available, in both pass-through structures similar to mortgage pass-through securities described above and in other structures more like CMOs. As with mortgage-related securities, these asset-backed securities are often backed by a pool of financial assets representing the obligations of a number of different parties. They often include credit-enhancement features similar to mortgage-related securities.

Financial assets on which these securities are based include automobile receivables; credit card receivables; loans to finance boats, recreational vehicles, and mobile homes; computer, copier, railcar, and medical equipment leases; and trade, healthcare, and franchise receivables. In general, the obligations supporting these asset-backed securities are of shorter maturities than mortgage loans and are less likely to experience substantial prepayments. However, obligations such as credit card receivables are generally unsecured and the obligors are often entitled to protection under a number of state and federal consumer credit laws granting, among other things, rights to set off certain amounts owed on the credit cards, thus reducing the balance due. Other obligations that are secured, such as automobile receivables, may present issuers with difficulties in perfecting and executing on the security interests, particularly where the issuer allows the servicers of the receivables to retain possession of the underlying obligations, thus increasing the risk that recoveries on defaulted obligations may not be adequate to support payments on the securities.

Asset-backed securities may be subject to greater risk of default during periods of economic downturn than other instruments. Also, while the secondary market for asset-backed securities is ordinarily quite liquid, in times of financial stress, the secondary market may not be as liquid as the market for other types of securities, which could cause the Fund to experience difficulty in valuing or liquidating such securities.

The Adviser expects additional assets will be “securitized” in the future. A Fund may invest in any such instruments or variations on them to the extent consistent with the Fund’s investment objectives and policies.

Interest Rate Considerations.  The market value of debt securities that are interest rate sensitive is inversely related to changes in interest rates. That is, an interest rate decline produces an increase in a security’s market value and an interest rate increase produces a decrease in value. The longer the remaining maturity of a security, the greater the effect of interest rate changes. Changes in the ability of an issuer to make payments of interest and principal and in the market’s perception of its creditworthiness also affect the market value of that issuer’s debt securities.

Prepayments of principal of mortgage-related securities by mortgagors or mortgage foreclosures affect the average life of the mortgage-related securities in a fund’s portfolio. Mortgage prepayments are affected by the level of interest rates and other factors, including general economic conditions and the underlying location and age of the mortgage. In periods of rising interest rates, the prepayment rate tends to decrease, lengthening the average life of a pool of mortgage-related securities. In periods of falling interest rates, the prepayment rate tends to increase, shortening the average life of a pool. Because prepayments of principal generally occur when interest rates are declining, it is likely that a fund, to the extent that it retains the same percentage of debt securities, may have to reinvest the proceeds of prepayments at lower interest rates than those of its previous investments. If this occurs, that fund’s yield will correspondingly decline. Thus, mortgage-related securities may have less potential for capital appreciation in periods of falling interest rates than other fixed-income securities of comparable duration, although they may have a comparable risk of decline in market value in periods of rising interest rates. To the extent that a fund purchases mortgage-related securities at a premium, unscheduled prepayments, which are made at par, result in a loss equal to any unamortized premium.

Duration is one of the fundamental tools used by the Adviser in managing interest rate risks including prepayment risks. Traditionally, a debt security’s “term to maturity” characterizes a security’s sensitivity to changes in interest rates. “Term to maturity,” however, measures only the time until a debt security provides its final payment, taking no account of prematurity payments. Most debt securities provide interest (“coupon”) payments in addition to a final (“par”) payment at maturity, and some securities have call provisions allowing the issuer to repay the instrument in full before maturity date, each of which affect the security’s response to interest rate changes. “Duration” is considered a more precise measure of interest rate risk than “term to maturity.” Determining duration may involve the Adviser’s estimates of future economic parameters, which may vary from actual future values. Fixed-income securities with effective durations of three years are more responsive to interest rate fluctuations than those with effective durations of one year. For example, if interest rates rise by 1%, the value of securities having an effective duration of three years will generally decrease by approximately 3%.

Mutual Fund Investing

The Fund is authorized to invest in the securities of other investment companies subject to the limitations contained in the 1940 Act. In certain countries, investments by the Fund may only be made through investments in other investment companies that, in turn, are authorized to invest in the securities that are issued in such countries. Investors should recognize that the Fund’s purchase of the securities of such other investment companies results in the layering of expenses such that investors indirectly bear a proportionate part of the expenses for such investment companies including operating costs and investment advisory and administrative fees.

Investment companies in which the Fund may invest may include index-based investments such as exchange-traded funds (“ETFs”), which hold substantially all of their assets in securities representing their specific index. Accordingly, the main risk of investing in index-based investments is the same as investing in a portfolio of equity securities comprising the index. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses a Fund bears directly in connection with its own operations. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (Which may result in their trading at a discount or premium to their NAVs). Index-based investments may not replicate exactly the performance of their specific index because of transaction costs and because of the temporary unavailability of certain component securities of the index.

Preferred Stocks

The Fund may invest in preferred stocks. Preferred stocks have a preference over common stocks in liquidation (and generally dividends as well) but are subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stocks with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risks while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similarly stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Private Placements and Rule 144A Securities

The Fund may purchase securities which have been privately issued and are subject to legal restrictions on resale or which are issued to qualified institutional investors under special rules adopted by the SEC. Such securities may offer higher yields than comparable publicly traded securities. Such securities ordinarily can be sold by the Fund in secondary market transactions to certain qualified investors pursuant to rules established by the SEC, in privately negotiated transactions to a limited number of purchasers or in a public offering made pursuant to an effective registration statement under the Securities Act of 1933 (The “1933 Act”). Public sales of such securities by the Fund may involve significant delays and expense. Private sales often require negotiation with one or more purchasers and may produce less favorable prices than the sale of similar unrestricted securities. Public sales generally involve the time and expense of the preparation and processing of a registration statement under the 1933 Act (the possible decline in value of the securities during such period) and may involve the payment of underwriting commissions. In some instances, the Fund may have to bear certain costs of registration in order to sell such shares publicly. Except in the case of securities sold to qualifying institutional investors under special rules adopted by the SEC for which the Trustees of the Fund determine the secondary market is liquid, Rule 144A securities will be considered illiquid. Trustees of the Fund may determine the secondary market is liquid based upon the following factors which will be reviewed periodically as required pursuant to procedures adopted by the Fund; the number of dealers willing to purchase or sell the security; the frequency of trades; dealer undertakings to make a market in the security, and the nature of the security and its market. Investing in Rule 144A Securities could have the effect of increasing the level of the Fund’s illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. (See “Illiquid and Restricted Securities” above.)

Ratings

If the rating of a security purchased by a Fund is subsequently reduced below the minimum rating required for purchase or a security purchased by the Fund ceases to be rated, neither event will require the sale of the security. However, the Adviser, as applicable, will consider any such event in determining whether the Fund should continue to hold the security. To the extent that ratings established by Moody’s or S&P may change as a result of changes in such organizations or their rating systems, the Funds will invest in securities which are deemed by the Fund’s Adviser to be of comparable quality to securities whose current ratings render them eligible for purchase by the Fund.

Credit ratings issued by credit rating agencies evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of low-rated securities and therefore may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality.

Real Estate Investment Trusts (REITs)

REITs pool investors’ funds for investment primarily in income producing commercial real estate or real estate related loans. A REIT is not taxed on income distributed to shareholders if it complies with several requirements relating to its organization, ownership, assets, and income and a requirement that it distribute to its shareholders at least 95% of its taxable income (other than net capital gains) for each taxable year.

REITs can generally be classified as follows:

•

Equity REITs, which invest the majority of their assets directly in real property and derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value.

•	Mortgage REITs, which invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments.

•	Hybrid REITs, which combine the characteristics of both equity REITs and mortgage REITs.

REITs are like closed-end investment companies in that they are essentially holding companies which rely in a fund that invests in REITS should realize that by investing in REITs indirectly through the Fund, he will bear not only his proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of underlying REITs.

Risks of Investment in Real Estate Securities. Selecting REITs requires an evaluation of the merits of each type of asset a particular REIT owns, as well as regional and local economics. Due to the proliferation of REITs in recent years and the relative lack of sophistication of certain REIT managers, the quality of REIT assets has varied significantly. The Real Estate Fund will not invest in real estate directly, but only in securities issued by real estate companies. However, the Fund may be subject to risks similar to those associated with the direct ownership of real estate because of its policy of concentrating in the securities of companies in the real estate industry. These include declines in the value of real estate, risks related to general and local economic conditions, dependence on management skill, cash flow dependence, possible lack of availability of long-term mortgage funds, over-building, extended vacancies of properties, decreased occupancy rates and increased competition, increases in property taxes and operating expenses, changes in neighborhood values and the appeal of the properties to tenants and changes in interest rates.

In addition to these risks, equity REITs may be affected by changes in the value of the underlying properties they own, while mortgage REITs may be affected by the quality of any credit extended. Further, equity and mortgage REITs are dependent upon management skills and generally are not diversified. Equity and mortgage REITs are also subject to potential defaults by borrowers, self-liquidation, and the possibility of failing to qualify for tax-free status of income under the Code and failing to maintain exemption from the Investment Company Act of 1940. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition, investment in REITs could cause the Fund to possibly fail to qualify as a regulated investment company.

Repurchase Agreements

The Fund may enter into repurchase agreements with banks, broker-dealers or other financial institutions in order to generate additional current income. Under a repurchase agreement, a Fund acquires a security from a seller subject to resale to the seller at an agreed upon price and date. The resale price reflects an agreed upon interest rate effective for the time period the security is held by the Fund. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase price may be the same, with interest payable to the Fund at a stated rate together with the repurchase price on repurchase. In either case, the income to the Fund is unrelated to the interest rate on the security. Typically, repurchase agreements are in effect for one week or less, but may be in effect for longer periods of time. Repurchase agreements of more than one week’s duration are subject to each Fund’s limitation on investments in illiquid securities.

Repurchase agreements are considered by the SEC to be loans by the purchaser collateralized by the underlying securities. In an attempt to reduce the risk of incurring a loss on a repurchase agreement, the Funds will generally enter into repurchase agreements only with domestic banks with total assets in excess of one billion dollars, primary dealers in U.S. Government securities reporting to the Federal Reserve Bank of New York or broker-dealers approved by the Trustees of the Trust. The Subadviser will monitor the value of the underlying securities throughout the term of the agreement to attempt to ensure that their market value always equals or exceeds the agreed-upon repurchase price to be paid to a Fund. Each Fund will maintain a segregated account with its custodian, or a subcustodian for the securities and other collateral, if any, acquired under a repurchase agreement for the term of the agreement.

In addition to the risk of the seller’s default or a decline in value of the underlying security, a Fund also might incur disposition costs in connection with liquidating the underlying securities. If the seller becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by a Fund not within the control of that Fund and therefore subject to sale by the seller’s trustee in bankruptcy. Finally, it is possible that a Fund may not be able to perfect its interest in the underlying security and may be deemed an unsecured creditor of the seller. While the Trustees of the Trust acknowledge these risks, it is expected that they can be controlled through careful structuring of repurchase agreement transactions to meet requirements for treatment as a purchase and sale under the bankruptcy laws and through monitoring procedures designed to assure the creditworthiness of counter-parties to such transactions.

Securities Lending

A Fund may lend portfolio securities to broker-dealers and other financial institutions, provided that such loans are callable at any time by the Fund utilizing this investment technique and are at all times secured by collateral held by the Fund at least equal to the market value, determined daily, of the loaned securities. The Fund utilizing this investment technique will continue to receive any income on the loaned securities, and at the same time will earn interest on cash collateral or a securities lending fee in the case of collateral in the form of U.S. Government securities. A loan may be terminated at any time by either the Fund or the borrower. Upon termination of a loan, the borrower will be required to return the securities to the Fund, and any gain or loss in the market price during the period of the loan would accrue to the Fund. If the borrower fails to maintain the requisite amount of collateral, the loan will automatically terminate, and the Fund may use the collateral to replace the loaned securities while holding the borrower liable for any excess of the replacement cost over the amount of the collateral.

When voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loan, in whole or in part as may be appropriate, in order to exercise such rights if the matters involved would have a material effect on the Fund’s investment in the securities which are the subject of the loan. The Fund may pay reasonable finders, administrative and custodial fees in connection with loans of its portfolio securities.

As with any extension of credit, there are risks of delay in recovery of the loaned securities and in some cases loss of rights in the collateral should the borrower of the securities fail financially. However, loans of portfolio securities will be made only to firms considered by the Trust to be creditworthy and when the Adviser believes the consideration to be earned justifies the attendant risks.

Short Sales

The Fund may sell securities short as part of its overall portfolio management strategies involving the use of derivative instruments and to offset potential declines in long positions in similar securities. A short sale is a transaction in which a Fund sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline.

When a Fund makes a short sale, the broker-dealer through which the short sale is made must borrow the security sold short and deliver it to the party purchasing the security. The Fund is required to make a margin deposit in connection with such short sales; the Fund may have to pay a fee to borrow particular securities and will often be obligated to pay over any dividends and accrued interest on borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time the Fund covers its short position, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

To the extent a Fund sells securities short, it will provide collateral to the broker-dealer and (except in the case of short sales “against the box”) will maintain additional asset coverage in the form of liquid assets with its custodian in a segregated account in an amount at least equal to the difference between the current market value of the securities sold short and any amounts required to be deposited as collateral with the selling broker (not including the proceeds of the short sale). A short sale is “against the box” to the extent the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short.

Small Cap Companies

Market capitalizations of small market capitalization companies are determined at the time of purchase. While the issuers in which the Fund will primarily invest may offer greater opportunities for capital appreciation than larger market capitalization issuers, investments in smaller companies may involve greater risks and thus may be considered speculative. For example, small companies may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. Full development of these companies takes time and, for this reason, the Fund should be considered as a long-term investment and not as a vehicle for seeking short-term profits, nor should an investment in the Fund be considered a complete investment program. In addition, many small company stocks trade less frequently and in smaller volume, and may be subject to more abrupt or erratic price movements than stocks of large companies. The securities of small companies may also be more sensitive to market changes than the securities of large companies. These factors may result in above-average fluctuations in the net asset value of the Fund’s shares.

Special Situations

The Fund may invest in special situations that the Adviser believes present opportunities for capital growth. Such situations most typically include corporate restructurings, mergers, and tender offers.

A special situation arises when, in the opinion of the Adviser, the securities of a particular company will, within a reasonably estimable period of time, be accorded market recognition at an appreciated value solely by reason of a development particularly or uniquely applicable to that company and regardless of general business conditions or movements of the market as a whole. Developments creating special situations might include, among others, the following: liquidations, reorganizations, recapitalizations, mergers, or tender offers; material litigation or resolution thereof; technological breakthroughs; and new management or management policies. Although large and well-known companies may be involved, special situations often involve much greater risk than is inherent in ordinary investment securities.

Unseasoned Companies

As a matter of operating policy, the Fund may invest to a limited extent in securities of unseasoned companies and new issues. The Adviser regards a company as unseasoned when, for example, it is relatively new to or not yet well established in its primary line of business. Such companies generally are smaller and younger than companies whose shares are traded on the major stock exchanges. Accordingly, their shares are often traded over-the-counter and their share prices may be more volatile than those of larger, exchange-listed companies. In order to avoid undue risks, a Fund will not invest more than 5% of its total assets in securities of any one company with a record of fewer than three years’ continuous operation (including that of predecessors).

Warrants or Rights to Purchase Securities

The Fund may invest in or acquire warrants or rights, valued at the lower of cost or market, to purchase equity or fixed income securities, during a specific period of time. A fund will make such investments only if the underlying securities are deemed appropriate by the Fund’s portfolio manager for inclusion in the Fund’s portfolio. Included are warrants and rights whose underlying securities are not traded on principal domestic or foreign exchanges. Bonds with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Bonds also may be issued with warrants attached to purchase additional fixed income securities at the same coupon rate. A decline in interest rates would permit a Fund to buy additional bonds at the favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value.

The Fund may purchase put warrants and call warrants whose values vary depending on the change in the value of one or more specified securities indices (“index warrants”). Index warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index at the time of exercise. In general, if the value of the underlying index rises above the exercise price of the index warrant, the holder of a call warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the value of the index and the exercise price of the warrant; if the value of the underlying index falls, the holder of a put warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the exercise price of the warrant and the value of the index. The holder of a warrant would not be entitled to any payments from the issuer at any time when, in the case of a call warrant, the exercise price is greater than the value of the underlying index, or, in the case of a put warrant, the exercise price is less than the value of the underlying index. If the Fund were not to exercise an index warrant prior to its expiration, then the Fund would lose the amount of the purchase price paid by it for the warrant.

The Fund will normally use index warrants in a manner similar to its use of options on securities indices. The risks of the Fund’s use of index warrants are generally similar to those relating to its use of index options. Unlike most index options, however, index warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution which issues the warrant. Also, index warrants generally have longer terms than index options. Although the Fund will normally invest only in exchange listed warrants, index warrants are not likely to be as liquid as certain index options backed by a recognized clearing agency. In addition, the terms of index warrants may limit the Fund’s ability to exercise the warrants at such time, or in such quantities, as the Fund would otherwise wish to do.

When-Issued and Delayed-Delivery Transactions

The Fund may purchase securities on a when-issued or forward commitment basis. These transactions are also known as delayed-delivery transactions. (The phrase “delayed delivery” is not intended to include purchases where a delay in delivery involves only a brief period required by the selling party solely to locate appropriate certificates and prepare them for submission for clearance and settlement in the customary way.) Delayed-delivery transactions involve a commitment by a Fund to purchase or sell securities at a future date (ordinarily up to 90 days later). The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitments are negotiated directly with the selling party.

When-issued purchases and forward commitments enable a Fund to lock in what is believed to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. For example, in periods of rising interest rates and falling bond prices, a Fund might sell debt securities it owns on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising prices, a Fund might sell securities it owns and purchase the same or similar securities on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher yields. A Fund will not enter into such transactions for the purpose of leverage.

The value of securities purchased on a when-issued or forward commitment basis and any subsequent fluctuations in their value will be reflected in the Fund’s net asset value starting on the date of the agreement to purchase the securities, and the Fund will be subject to the rights and risks of ownership of the securities on that date. A Fund will not earn interest on securities it has committed to purchase until they are paid for and received. A seller’s failure to deliver securities to a Fund could prevent the Fund from realizing a price or yield considered to be advantageous.

When a Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement will be included in the Fund’s assets. Fluctuations in the market value of the underlying securities will not be reflected in the Fund’s net asset value as long as the commitment to sell remains in effect. Settlement of when-issued purchases and forward commitment transactions generally takes place up to 90 days after the date of the transaction, but a Fund may agree to a longer settlement period.

A Fund will make commitments to purchase securities on a when-issued basis or to purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into. A Fund also may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. The Fund may realize a capital gain or loss in connection with these transactions.

When a Fund purchases securities on a when-issued or forward-commitment basis, the Fund will specifically designate on its accounting records securities having a value (determined daily) at least equal to the amount of the Fund’s purchase commitments. These procedures are designed to ensure that each Fund will maintain sufficient assets at all times to cover its obligations under when- issued purchases and forward commitments.

PERFORMANCE INFORMATION

Performance information for the Funds (and any class of the Funds) may be included in advertisements, sales literature or reports to shareholders or prospective investors. Performance information in advertisements and sales literature may be expressed as a yield of a class of shares and as a total return of a class of shares.

The Funds may from time to time include in advertisements containing total return the ranking of those performance figures relative to such figures for groups of mutual funds having similar investment objectives as categorized by ranking services such as Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Weisenberger Financial Services, Inc. and Morningstar, Inc. Additionally, each Fund may compare its performance results to other investment or savings vehicles (such as certificates of deposit) and may refer to results published in various publications such as Changing Times, Forbes, Fortune, Money, Barrons, Business Week and Investor’s Daily, Stanger’s Mutual Fund Monitor, The Stanger Register, Stanger’s Investment Adviser, The Wall Street Journal, The New York Times, Consumer Reports, Registered Representative, Financial Planning, Financial Services Weekly, Financial World, US. News and World Report, Standard & Poor’s The Outlook, and Personal Investor. The Funds may from time to time illustrate the benefits of tax deferral by comparing taxable investments to investments made through tax-deferred retirement plans. The total return may also be used to compare the performance of each Fund against certain widely acknowledged outside standards or indices for stock and bond market performance, such as the S&P 500® Index, Dow Jones Industrial Average, Lehman Brothers Aggregate Bond Index, Dow Jones Wilshire Real Estate Securities Index (Full Cap), Russell Mid Cap Growth Index, Europe Australia Far East Index (EAFE), Consumer Price Index, Lehman Brothers Corporate Index, and the Lehman Brothers T-Bond Index.

Advertisements, sales literature and other communications may contain information about the Funds and Advisers’ current investment strategies and management style. Current strategies and style may change to allow the Funds to respond quickly to changing market and economic conditions. From time to time the Funds may include specific portfolio holdings or industries in such communications. To illustrate components of overall performance, each Fund may separate its cumulative and average annual returns into income and capital gains components.

Performance information reflects only the performance of a hypothetical investment in each class during the particular time period on which the calculations are based. Performance information should be considered in light of a Fund’s investment objectives and policies, characteristics and quality of the portfolio, and the market condition during the given time period, and should not be considered as a representation of what may be achieved in the future.

Total Return

Standardized quotations of average annual total return for Class A Shares, Class B Shares, Class C Shares or Class I Shares will be expressed in terms of the average annual compounded rate of return for a hypothetical investment in either Class A Shares, Class B Shares, Class C Shares or Class I Shares over periods of 1, 5 and 10 years or up to the life of the class of shares), calculated for each class separately pursuant to the following formula: P((1+T)(n)) = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures reflect the deduction of a proportional share of each class’s expenses (on an annual basis), deduction of the maximum initial sales load in the case of Class A Shares and the maximum contingent deferred sales charge applicable to a complete redemption of the investment in the case of Class B Shares and Class C Shares, and assume that all dividends and distributions on Class A Shares, Class B Shares, Class C Shares or Class I Shares are reinvested when paid.

For average “after-tax” total return, the SEC rules mandate several assumptions, including that the calculations use the historical highest individual federal marginal income tax rates at the time of reinvestment, and that the calculations do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. These returns, for instance, assume that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the redemption. As a result, returns after taxes on distributions and sale of Fund shares may exceed returns after taxes on distributions (but before sale of Fund shares). These returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements.

The Funds may also compute cumulative total return for specified periods based on a hypothetical Class A, Class B, Class C or Class I account with an assumed initial investment of $10,000. The cumulative total return is determined by dividing the net asset value of this account at the end of the specified period by the value of the initial investment and is expressed as a percentage. Calculation of cumulative total return reflects payment of the Class A Share’s maximum sales charge of 5.75% and assumes reinvestment of all income dividends and capital gain distributions during the period.

The Funds also may quote annual, average annual and annualized total return and cumulative total return performance data, for any class of shares of the Funds, both as a percentage and as a dollar amount based on a hypothetical $10,000 investment for various periods other than those noted above. Such data will be computed as described above, except that (1) the rates of return calculated will not be average annual rates, but rather, actual annual, annualized or cumulative rates of return and (2) the maximum applicable sales charge will not be included with respect to annual, annualized or cumulative rates of return calculations.

PORTFOLIO TURNOVER

Portfolio turnover is calculated by dividing the lesser of purchases or sales of portfolio securities during the fiscal year by the monthly average of the value of a Fund’s securities (excluding from the computation all securities, including options, with maturities at the time of acquisition of one year or less). A high rate of portfolio turnover generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the Fund. Turnover rates may vary greatly from year to year as well as within a particular year and may also be affected by cash requirements for redemptions of Fund shares and by requirements which enable the Fund to receive certain favorable tax treatment (see “Dividends, Distributions and Taxes” of this SAI). Historical annual rates of portfolio turnover for the Funds can be found in the Funds’ Prospectus under the heading “Financial Highlights.”

PORTFOLIO TRANSACTIONS AND BROKERAGE

The Adviser or Subadviser, as appropriate, (throughout this section, “Adviser”), places orders for the purchase and sale of securities, supervises their execution and negotiates brokerage commissions on behalf of the Funds. It is the practice of the Adviser to seek the best prices and execution of orders and to negotiate brokerage commissions which in its opinion are reasonable in relation to the value of the brokerage services provided by the executing broker. Brokers who have executed orders for the Funds are asked to quote a fair commission for their services. If the execution is satisfactory and if the requested rate approximates rates currently being quoted by the other brokers selected by the Adviser, the rate is deemed by the Adviser to be reasonable. Brokers may ask for higher rates of commission if all or a portion of the securities involved in the transaction are positioned by the broker, if the broker believes it has brought the Funds an unusually favorable trading opportunity, or if the broker regards its research services as being of exceptional value. Payment of such commissions is authorized by the Adviser after the transaction has been consummated. If the Adviser more than occasionally differs with the broker’s appraisal of opportunity or value, the broker would not be selected to execute trades in the future.

The Adviser and Subadvisers believe that the Funds benefit with a securities industry comprised of many diverse firms and that the long-term interests of shareholders of the Funds are best served by their brokerage policies which include paying a fair commission rather than seeking to exploit their leverage to force the lowest possible commission rate. The primary factors considered in determining the firms to which brokerage orders are given are the Adviser’s appraisal of: the firm’s ability to execute the order in the desired manner, the value of research services provided by the firm, and the firm’s attitudes toward and interest in mutual funds in general. The Adviser does not offer or promise to any broker an amount or percentage of brokerage commissions as an inducement or reward for the sale of shares of the Funds. Over-the-counter purchases and sales are transacted directly with principal market-makers except in those circumstances where, in the opinion of the Adviser, better prices and executions are available elsewhere. In the over-the-counter market, securities are usually traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually contains a profit to the dealer. The Funds also expect that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, usually referred to as the underwriter’s concession or discount. The foregoing discussion does not relate to transactions effected on foreign securities exchanges which do not permit the negotiation of brokerage commissions and where the Adviser would, under the circumstances, seek to obtain best price and execution on orders for the Funds.

In general terms, the nature of research services provided by brokers encompasses statistical and background information, and forecasts and interpretations with respect to U.S. and foreign economies, U.S. and foreign money markets, fixed income markets and equity markets, specific industry groups, and individual issues. Research services will vary from firm to firm, with broadest coverage generally from the large full-line firms. Smaller firms in general tend to provide information and interpretations on a smaller scale, frequently with a regional emphasis. In addition, several firms monitor federal, state, local, and foreign political developments. Many of the brokers also provide access to outside consultants. The outside research assistance is particularly useful to the Adviser’s staff since the brokers, as a group, tend to monitor a broader universe of securities and other matters than the Adviser’s staff can follow. In addition, it provides the Adviser with a diverse perspective on financial markets. Research and investment information is provided by these and other brokers at no cost to the Adviser and is available for the benefit of other accounts advised by the Adviser and its affiliates and not all of the information will be used in connection with the Funds. While this information may be useful in varying degrees and may tend to reduce the Adviser’s expenses, it is not possible to estimate its value and in the opinion of the Adviser it does not reduce the Adviser’s expenses in a determinable amount. The extent to which the Adviser makes use of statistical, research and other services furnished by brokers is considered by the Adviser in the allocation of brokerage business but there is no formula by which such business is allocated. The Adviser does so in accordance with its judgment of the best interests of the Funds and their shareholders.

The Trust has implemented, and the Board of Trustees has approved, policies and procedures reasonably designed to prevent (i) the Adviser’s and/or Subadviser’s personnel responsible for the selection of broker-dealers to effect fund portfolio securities transactions from taking into account, in making those decisions, broker-dealer’s promotion or sales efforts, and (ii) the Trust, its Adviser, and distributor from entering into any agreement or other understanding under which the Funds direct brokerage transactions or revenue generated by those transactions to a broker-dealer to pay for distribution of fund shares. These policies and procedures are designed to prevent the Trust from entering into informal arrangements to direct portfolio securities transactions to a particular broker.

The Funds have adopted a policy and procedures governing the execution of aggregated advisory client orders (“bunching procedures”) in an attempt to lower commission costs on a per-share and per-dollar basis. According to the bunching procedures, the Adviser shall aggregate transactions unless it believes in its sole discretion that such aggregation is inconsistent with its duty to seek best execution (which shall include the duty to seek best price) for the Funds. No advisory account of the Adviser is to be favored over any other account and each account that participates in an aggregated order is expected to participate at the average share price for all transactions of the Adviser in that security on a given business day, with all transaction costs shared pro rata based on the Funds’ participation in the transaction. If the aggregated order is filled in its entirety, it shall be allocated among the Adviser’s accounts in accordance with the allocation order, and if the order is partially filled, it shall be allocated pro rata based on the allocation order. Notwithstanding the foregoing, the order may be allocated on a basis different from that specified in the allocation order if all accounts of the Adviser whose orders are allocated receive fair and equitable treatment and the reason for such different allocation is explained in writing and is approved in writing by the Adviser’s compliance officer as soon as practicable after the opening of the markets on the trading day following the day on which the order is executed. If an aggregated order is partially filled and allocated on a basis different from that specified in the allocation order, no account that is benefited by such different allocation may intentionally and knowingly effect any purchase or sale for a reasonable period following the execution of the aggregated order that would result in it receiving or selling more shares than the amount of shares it would have received or sold had the aggregated order been completely filled. The Trustees will annually review these procedures or as frequently as they deem appropriate.

For the fiscal years ended June 30, 2006, 2007 and for the period ended March 31, 2008, brokerage commissions paid by the Funds on portfolio transactions totaled $717,630, $1,279,831 and $2,052,523, respectively. In the fiscal years ended June 30, 2006, 2007 and for the period ended March 31, 2008, the Funds paid $0 brokerage commissions to any affiliate of its Distributor. Brokerage commissions of $387,064 paid during the fiscal year ended March 31, 2008, were paid on portfolio transactions aggregating $473,291,959 executed by brokers who provided research and other statistical information.

DISCLOSURE OF FUND HOLDINGS

The Trustees of the Trust have adopted policies with respect to the disclosure of the Funds’ portfolio holdings by the Funds, Virtus (generally, the Funds’ investment adviser), or their affiliates. These policies provide that the Funds’ portfolio holdings information generally may not be disclosed to any party prior to the information becoming public. Certain limited exceptions are described below. Additionally, the Funds’ policies prohibit Virtus and the Funds’ other service providers from entering into any agreement to disclose Fund portfolio holdings in exchange for any form of compensation or consideration. These policies apply to disclosures to all categories of persons, including individual investors, institutional investors, intermediaries who sell shares of the Fund, third parties providing services to the Funds (accounting agent, print vendors, etc.), rating and ranking organizations (Lipper, Morningstar, etc.) and affiliated persons of the Funds.

The Board of Trustees has delegated to the Holdings Disclosure Committee (the “HDC”) the authority to make decisions regarding requests for information on portfolio holdings prior to public disclosure. The HDC will authorize the disclosure of portfolio holdings only if it determines such disclosure to be in the best interests of Fund shareholders. The HDC is composed of the Funds’ Compliance Officer, and officers of the Funds’ Advisers and principal underwriter representing the areas of portfolio management, fund control, institutional marketing, retail marketing, and distribution.

The Funds’ Compliance Officer is responsible for monitoring the use of portfolio holdings information, for the Funds’ compliance with these policies and for providing regular reports (at least quarterly) to the Board of Trustees regarding their compliance, including information with respect to any potential conflicts of interest between the interests of Fund shareholders and those of Virtus and its affiliates identified during the reporting period and how such conflicts were resolved.

Public Disclosures

In accordance with rules established by the SEC, each Fund sends semiannual and annual reports to shareholders that contain a full listing of portfolio holdings as of the second and fourth fiscal quarters, respectively, within 60 days of quarter end. The Funds also disclose complete portfolio holdings as of the end of the first and third fiscal quarters on Form N-Q, which is filed with the SEC within 60 days of quarter end. The Fund’s shareholder reports are available on Virtus’ Web site at VirtusInvestmentPartners.com. Additionally, each Fund provides its top 10 holdings and summary composition data derived from portfolio holdings information on Virtus’ Web site. This information is posted to the Web site at the end of each month with respect to the top 10 holdings, and at the end of the quarter with respect to the summary composition information, generally within 10 business days. This information will be available on the Web site until full portfolio holdings information becomes publicly available as described above. The Funds also provide publicly available portfolio holdings information directly to ratings agencies, the frequency and timing of which is determined under the terms of the contractual arrangements with such agencies.

Other Disclosures

The HDC may authorize the disclosure of non-public portfolio holdings information under certain limited circumstances. The Funds’ policies provide that non-public disclosures of a Fund’s portfolio holdings may only be made if (i) the Fund has a legitimate business purpose for making such disclosure and (ii) the party receiving the non-public information enters into a confidentiality agreement, which includes a duty not to trade on the non-public information. The HDC will consider any actual or potential conflicts of interest between Virtus and its mutual fund shareholders and will act in the best interest of the Funds’ shareholders with respect to any such disclosure of portfolio holdings information. If a potential conflict can be resolved in a manner that does not present detrimental effects to Fund shareholders, the HDC may authorize release of portfolio holdings information. Conversely, if the potential conflict cannot be resolved in a manner that does not present detrimental effects to Fund shareholders, the HDC will not authorize such release.

Ongoing Arrangements to Disclose Portfolio Holdings

As previously authorized by the Funds’ Board of Trustees and/or the Fund’s executive officers, the Funds periodically disclose non-public portfolio holdings on a confidential basis to various service providers that require such information in order to assist the Funds in their day-to-day operations, as well as public information to certain ratings organizations. In addition to Virtus and its affiliates, these entities are described in the following table. The table also includes information as to the timing of these entities receiving the portfolio holdings information from the Funds.

Non-Public Portfolio Holdings Information

Type of Service Provider	Name of Service Provider	Timing of Release of Portfolio Holdings Information
Adviser (to all Funds)	Virtus Investment Advisers, Inc.	Daily
Subadviser to Value Opportunities Fund	Acadian Asset Management LLC	Daily
Subadviser to All-Cap Growth and Small-Cap Growth Funds	Engemann Asset Management, Inc.	Daily
Subadviser to Small-Cap Value Fund	Euclid Advisors LLC	Daily

Type of Service Provider	Name of Service Provider	Timing of Release of Portfolio Holdings Information
Subadviser to Balanced and Income & Growth Funds	Goodwin Capital Advisers, Inc.	Daily
Subadviser to Capital Growth and Mid-Cap Growth Fund	Harris Investment Management, Inc.	Daily
Subadviser to Quality Small-Cap, Small-Cap Sustainable Growth and Small-Mid Cap Funds	Kayne Anderson Rudnick Investment Management, LLC	Daily
Subadviser to Mid-Cap Value Fund	Sasco Capital, Inc.	Daily
Subadviser to Strategic Growth Fund	SCM Advisors LLC	Daily
Subadviser to Growth Opportunities Fund	Turner Investment Partners, Inc.	Daily
Distributor	Phoenix Equity Planning Corporation	Daily
Custodian	State Street Bank and Trust Company	Daily
Sub-Financial Agent	PNC Global Investment Servicing, Inc.	Daily
Independent Registered Public Accounting Firm	PricewaterhouseCoopers LLP	Annual Reporting Period: within 15 business days of end of reporting period Semiannual Reporting Period: within 31 business days of end of reporting period
Typesetting Firm for Financial Reports and Forms N-Q	Bowne/GCom Solutions	Monthly on first business day following month end
Printer for Financial Reports	R.R. Donnelley & Sons Co.	Annual and Semiannual Reporting Period: within 45 days after end of reporting period
Proxy Voting Service	Risk Metrics Group	Twice weekly on an ongoing basis
Intermediary Selling Shares of the Fund	Merrill Lynch	Quarterly within 10 days of quarter end
Third-Party Class B Share Financer	SG Constellation LLC	Weekly based on prior week end
TV Financial Markets Talk Shows	CNBC	For Virtus Strategic Diversifier Fund, formerly Phoenix Diversifier PHOLIO: coincident to periodic appearance; for all other funds: monthly for holdings over 1% of issuer equity, in aggregate*

Public Portfolio Holdings Information
Portfolio Redistribution Firms	Bloomberg, Standard & Poor’s and Thomson Reuters	Quarterly, 60 days after fiscal quarter end
Rating Agencies	Lipper Inc. and Morningstar	Quarterly, 60 days after fiscal quarter end

*	A portfolio manager may, from time to time, appear as host or guest of various programming. CNBC requires certain holdings disclosure in order to monitor potential conflicts of interest.

These service providers are required to keep all non-public information confidential and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Funds.

There is no guarantee that the Funds’ policies on use and dissemination of holdings information will protect the Funds from the potential misuse of holdings by individuals or firms in possession of such information.

SERVICES OF THE ADVISER AND SUBADVISERS

The Adviser

The investment adviser to each of the Funds is Virtus Investment Advisers, Inc. (“VIA” or “Adviser”), which is located at 56 Prospect Street, Hartford, Connecticut 06115-0480. VIA acts as the investment adviser for over 50 mutual funds and as adviser to institutional clients. VIA has acted as an investment adviser for over 70 years. VIA was originally organized in 1932 as John P. Chase, Inc. All of the outstanding stock of VIA is owned by PEPCO, a subsidiary of Virtus Investment Partners, Inc. (formerly named Phoenix Investment Partners, Ltd.) (“Virtus”). PEPCO, a mutual fund distributor, acts as the national distributor of the Fund’s shares and as administrator and transfer agent of each Fund. The principal office of PEPCO is located at One American Row, Hartford, CT 06102.

Virtus has served investors for over 70 years. As of March 31, 2008, Virtus had approximately $47.3 billion in assets under management. Virtus’ money management is provided by affiliated investment advisers, as well as through subadvisory arrangements with outside managers, each specializing in particular investment styles and asset classes.

VIA manages the day-to-day investments for the Balanced Fund (equity portion), the Growth & Income Fund and the Income & Growth Fund (equity portion) and is located at 56 Prospect Street, Hartford, CT 06115. VIA acts as the investment adviser for over 50 mutual funds and as adviser to institutional clients. As of March 31, 2008, VIA had approximately $1.6 billion in assets under management.

The Adviser provides certain services and facilities required to carry on the day-to-day operations of each of the Funds (for which it receives a management fee) other than the costs of printing and mailing proxy materials, reports and notices to shareholders; outside legal and auditing services; regulatory filing fees and expenses of printing the Trust’s registration statements (but the Distributor purchases such copies of the Trust’s prospectuses and reports and communications to shareholders as it may require for sales purposes); insurance expense; association membership dues; brokerage fees; and taxes. Each Fund will pay expenses incurred in its own operation and will also pay a portion of the Trust’s general administration expenses allocated on the basis of the asset values of the respective Funds.

The Investment Advisory Agreements will continue in effect from year-to-year if specifically approved annually by a majority of the Trustees who are not interested persons of the parties thereto, as defined in the 1940 Act, and by either (a) the Trustees of the Fund or (b) the vote of a majority of the outstanding voting securities of the applicable Fund (as defined in the 1940 Act). The Agreement may be terminated without penalty at any time by the Trustees or by a vote of a majority of the outstanding voting securities of the applicable Fund or by VIA upon 60 days written notice and will automatically terminate in the event of its “assignment” as defined in Section (2)(a)(4) of the 1940 Act.

Each Agreement provides that the Adviser is not liable for any act or omission in the course of, or in connection with, rendering services under the Agreement in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties under the Agreements. Each Agreement permits the Adviser to render services to others and to engage in other activities.

As compensation for its services to the below Funds, the Adviser receives a fee, which is accrued daily against the value of each Fund’s net assets and paid monthly at the following rates:

Mid-Cap Value Fund	0.75%
Small-Mid Cap Fund	0.85%

	First $50 Million	Next $450 Million	Over $500 Million
All-Cap Growth Fund	0.90%	0.80%	0.70%
Small-Cap Growth Fund	1.00%	0.90%	0.80%

	First $400 Million	$400+ Million through $1 Billion	$1+ Billion
Quality Small-Cap Fund	0.90%	0.85%	0.80%
Small-Cap Sustainable Growth Fund	0.90%	0.85%	0.80%

	First $500 Million	Over $500 Million
Mid-Cap Growth Fund	0.80%	0.70%

	First $1 Billion	$1+ Billion through $2 Billion	$2+ Billion
Balanced Fund	0.55%	0.50%	0.45%
Capital Growth Fund	0.70%	0.65%	0.60%
Growth & Income Fund	0.75%	0.70%	0.65%
Growth Opportunities Fund	0.75%	0.70%	0.65%
Income & Growth Fund	0.70%	0.65%	0.60%
Small-Cap Value Fund	0.90%	0.85%	0.80%
Strategic Growth Fund	0.70%	0.65%	0.60%
Value Opportunities Fund	0.75%	0.70%	0.65%

The Adviser has voluntarily agreed to limit the following fund’s total operating expenses (excluding interest, taxes and extraordinary expenses) through the dates indicated, so that such expenses do not exceed, on an annualized basis, the amounts indicated in the following table.

	Class A	Class B	Class C	Class I	Expiration Date
Growth & Income Fund	1.25%	2.00%	2.00%	1.00%	December 31, 2008
Growth Opportunities Fund	1.25%	N/A	2.00%	1.00%	May be discontinued at any time.
Mid-Cap Growth Fund	1.45%	2.20%	2.20%	1.20%	May be discontinued at any time.
Quality Small-Cap Fund	1.40%	N/A	2.15%	1.15%	May be discontinued at any time.
Small-Cap Sustainable Growth Fund	1.40%	N/A	2.15%	1.15%	May be discontinued at any time.
Small-Cap Value Fund	1.40%	2.15%	2.15%	N/A	May be discontinued at any time.
Value Opportunities Fund	1.35%	N/A	2.10%	1.10%	May be discontinued at any time.

Following the expiration of the periods specified in the table, the Adviser may discontinue any reimbursements and/or fee waivers. The Adviser may recapture operating expenses reimbursed under these and previous arrangements made subsequent to August 23, 2007, for a period of three years following the end of the fiscal period in which such reimbursements occurred.

For services to the Funds during the fiscal years ended June 30, 2006, 2007 and from July 1, 2007 to March 31, 2008, the Adviser received fees of $25,887,878, $26,180,800 and $20,332,757, respectively, under the investment advisory agreements in effect. Of these totals, the Adviser received fees from the Funds, including Predecessor Funds, as follows:

Fund Name	2006	2007	2008
All-Cap Growth Fund	$1,298,618	$969,043	$638,581
Balanced Fund	$6,032,086	$5,783,537	$3,997,199
Capital Growth Fund	$4,085,209	$3,415,339	$2,442,747
Growth & Income Fund	$2,232,403	$2,032,744	$1,555,719
Growth Opportunities Fund	$4,403	$87,838	$225,596
Income & Growth Fund	$2,425,012	$2,172,952	$1,481,295
Mid-Cap Growth Fund	$1,333,527	$1,125,509	$819,582
Mid-Cap Value Fund	$1,723,498	$4,614,218	$4,852,539
Quality Small-Cap Fund	N/A	$42,581	$239,140
Small-Cap Growth Fund	$2,352,358	$1,565,444	$973,410
Small-Cap Sustainable Growth Fund	N/A	$39,297	$108,172
Small-Cap Value Fund	$2,283,425	$2,016,659	$1,052,973
Small-Mid Cap Fund	$1,178,058	$948,728	$525,255
Strategic Growth Fund	$920,091	$1,184,856	$897,063
Value Opportunities Fund	$19,190	$182,055	$523,486

The Adviser makes its personnel available to serve as officers and “interested” Trustees of the Trust. The Trust has not directly compensated any of their officers or Trustees for services in such capacities except to pay fees to the Trustees who are not otherwise affiliated with the Trust by reason of their being employed by the Adviser or its affiliates. The Trust reimburses all Trustees for their out-of-pocket expenses. The Trustees of the Trust are not prohibited from authorizing the payment of salaries to the officers pursuant to the Agreements, including out-of-pocket expenses, at some future time.

In addition to the management fee, expenses paid by the Funds include: fees of Trustees who are not compensated by reason of being employees of the Adviser or its affiliates, interest charges, taxes, fees and commissions of every kind, including brokerage fees, expenses of issuance, repurchase or redemption of shares, expenses of registering or qualifying shares for sale (including the printing and filing of the Trust’s registration statements, reports and prospectuses excluding those copies used for sales purposes which the Distributor purchases at printer’s over-run cost), accounting services fees, insurance expenses, association membership dues, all charges of custodians, transfer agents, registrars, auditors and legal counsel, expenses of preparing, printing and distributing all proxy material, reports and notices to shareholders, and, all costs incident to the Trust’s existence as a Delaware statutory trust.

The Trust, the Adviser, the respective Subadvisers and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. Personnel subject to the Codes of Ethics may purchase and sell securities for their personal accounts, including securities that may be purchased, sold or held by the Funds, subject to certain restrictions and conditions. Generally, personal securities transactions are subject to preclearance procedures, reporting requirements and holding period rules. The Codes also restrict personal securities transactions in private placements, initial public offerings and securities in which the Funds have a pending order. The Trust has also adopted a Senior Management Code of Ethics as required by Section 406 of the Sarbanes-Oxley Act of 2002.

The Subadvisers

Acadian Asset Management LLC (“Acadian”)

Acadian is the Subadviser to the Value Opportunities Fund and is located at One Post Office Square, 20th Floor, Boston, MA 02109. Acadian is a subsidiary of Old Mutual Asset Managers (US) LLC (“OMAM”), which is an indirectly wholly owned subsidiary of Old Mutual plc, a UK-listed financial services company. OMAM owns 100% of the class A (voting) shares of Acadian. Ownership of the class B shares, which provide financial participation in the profitability of the firm, are divided with just over 71% owned by Old Mutual and the remainder owned by a Key Employee Limited Partnership composed of Acadian employee and consultants. Acadian acts as adviser to institutions and individuals. As of March 31, 2008, Acadian had approximately $76 billion in assets under management. Acadian has been an investment adviser since 1986.

The Subadvisory Agreement provides that the Adviser, VIA, will delegate to Acadian the performance of certain of its investment management services under the Investment Advisory Agreement with the Value Opportunities Fund. Acadian will furnish at is own expense the office facilities and personnel necessary to perform such services.

For its services as Subadviser, VIA will pay Acadian compensation at the rate of 50% of the gross management fee.

Engemann Asset Management (“Engemann”)

Engemann, an affiliate of VIA, is the Subadviser to the All-Cap Growth and Small-Cap Growth Funds and is located at 2 North Lake Avenue, Pasadena, CA 91101. Engemann acts as subadviser to two mutual funds and as adviser to institutional clients. As of March 31, 2008, Engemann had approximately $317.6 million in assets under management.

The Subadvisory Agreement provides that the Adviser, VIA, will delegate to Engemann the performance of certain of its investment management services under the Investment Advisory Agreement with the All-Cap Growth and Small-Cap Growth Funds. Engemann will furnish at is own expense the office facilities and personnel necessary to perform such services.

For its services as Subadviser, VIA will pay Engemann compensation at the annual rate of 50% of the gross management fee.

Euclid Advisors LLC (“Euclid”)

Euclid, an affiliate of VIA, is the Subadviser to the Small-Cap Value Fund and is located at 900 Third Avenue, New York, NY 10022. Euclid is a wholly-owned subsidiary of Zweig Advisers, LLC, which is a wholly-owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”). Euclid serves as subadviser to two mutual funds and may act as investment adviser for other accounts. As of March 31, 2008, Euclid had approximately $118.7 million in assets under management.

The Subadvisory Agreement provides that the Adviser, VIA, will delegate to Euclid the performance of certain of its investment management services under the Investment Advisory Agreement with the Small-Cap Value Fund. Euclid will furnish at its own expense the office facilities and personnel necessary to perform such services.

For its services as Subadviser, VIA pays Euclid an annual fee at the following rates:

	First $166 million	Excess Over $166 million
Small-Cap Value Fund	0.10%	0.40%

Goodwin Capital Advisers, Inc. (“Goodwin”)

Goodwin is the Subadviser to the Balanced and Income & Growth Funds (fixed income portions) and is located at 56 Prospect Street, Hartford, CT 06115. Goodwin acts as subadviser to 12 mutual funds and manages fixed income assets for individuals and institutions. As of March 31, 2008, Goodwin had approximately $17.4 billion in assets under management.

The Subadvisory Agreement provides that the Adviser, VIA, will delegate to Goodwin the performance of certain of its investment management services under the Investment Advisory Agreements with the Balanced and Income & Growth Funds. Goodwin will furnish at its own expense the office facilities and personnel necessary to perform such services.

For its services as Subadviser, VIA pays Goodwin at the rate of 50% of the gross management fee on the portion of each of the Balanced and Income & Growth Fund’s assets that Goodwin manages.

Harris Investment Management, Inc. (“Harris”)

Harris is the Subadviser to the Capital Growth and Mid-Cap Growth Funds and is located at 190 South LaSalle Street, 4th Floor, P.O. Box 755, Chicago, IL 60690. Harris has been an investment adviser since 1989. Harris is a wholly-owned subsidiary of Harris Bankcorp, Inc., which is wholly-owned by Harris Financial Corp. Harris Financial Corp. is wholly- owned by Bank of Montreal, a publicly traded Canadian banking institution. As of March 31, 2008, Harris had approximately $14.2 billion in assets under management.

The Subadvisory Agreement provides that the Adviser, VIA, will delegate to Harris the performance of certain of its investment management services under the Investment Advisory Agreement with the Capital Growth and Mid-Cap Growth Funds. Harris will furnish at its own expense the office facilities and personnel necessary to perform such services.

For its services as Subadviser, VIA pays Harris at the rate of 50% of the gross management fee.

Kayne Anderson Rudnick Investment Management, LLC (“Kayne”)

Kayne, an affiliate of VIA, is the Subadviser to the Quality Small-Cap, Small-Cap Sustainable Growth and Small-Mid Cap Funds and is located at 1800 Avenue of the Stars, 2nd Floor, Los Angeles, CA 90067. Kayne acts as subadviser to three mutual funds and as investment adviser to institutions and individuals. As of March 31, 2008, Kayne had approximately $4.5 billion in assets under management.

The Subadvisory Agreement provides that the Adviser, VIA, will delegate to Kayne the performance of certain of its investment management services under the Investment Advisory Agreement with the Quality Small-Cap, Small-Cap Sustainable Growth and Small-Mid Cap Funds. Kayne will furnish at its own expense the office facilities and personnel necessary to perform such services.

For its services as Subadviser, VIA pays Kayne an annual fee which is calculated on the fund’s average daily net assets at the following rates:

	First $400 million	$400 + million through $1 billion	$1 + billion
Quality Small-Cap Fund	0.45%	0.425%	0.40%
Small-Cap Sustainable Growth Fund	0.45%	0.425%	0.40%
Small-Mid Cap Fund	0.425%	0.425%	0.425%

Sasco Capital Inc. (“Sasco”)

Sasco is the Subadviser to the Mid-Cap Value Fund. Sasco’s principal offices are located at 10 Sasco Hill Road, Fairfield, CT 06824. Sasco has been an investment adviser since 1985, and as of March 31, 2008, had approximately $4.2 billion in assets under management.

The Subadvisory Agreement provides that the Adviser, VIA, will delegate to Sasco the performance of certain of its investment management services under the Investment Advisory Agreement with the Mid-Cap Value Fund. Sasco will furnish at its own expense the office facilities and personnel necessary to perform such services.

For its services as Subadviser, VIA pays Sasco at the rate of 47.5% of the gross investment management fee (without regard to capping of expenses or other waivers or reimbursements).

SCM Advisors LLC (“SCM Advisors”)

SCM Advisors, an affiliate of VIA, is the Subadviser to the Strategic Growth Fund. SCM Advisors has been an investment adviser since 1989 and is located at 909 Montgomery Street, San Francisco, CA 94133. As of March 31, 2008, SCM Advisors acts as subadviser to five mutual funds and as investment adviser to institutions and individuals, and had approximately $5.6 billion in assets under management.

The Subadvisory Agreement provides that the Adviser, VIA, will delegate to SCM Advisors the performance of certain of its investment management services under the Investment Advisory Agreement with the Strategic Growth Fund. SCM Advisors will furnish at its own expense the office facilities and personnel necessary to perform such services. VIA remains responsible for the supervision and oversight of SCM Advisors’ performance.

For its services as Subadviser, VIA pays SCM Advisors at the rate of 50% of the gross management fee.

Turner Investment Partners, Inc. (“Turner”)

Turner is the Subadviser to the Growth Opportunities Fund and is located at 1205 Westlakes Drive, Suite 100, Berwyn, PA 19312. Turner is a professional investment firm founded in March 1990. Turner has provided investment advisory services to investment companies since 1992. As of March 31, 2008, Turner had approximately $25.9 billion in assets under management.

The Subadvisory Agreement provides that the Adviser, VIA, will delegate to Turner the performance of certain of its investment management services under the Investment Advisory Agreement with the Growth Opportunities Fund. Turner will furnish at its own expense the office facilities and personnel necessary to perform such services.

For its services as Subadviser, VIA pays Turner a fee at the following annual rates:

	First $1 billion	$1+ billion through $2 billion	$2+ billion
Growth Opportunities Fund	0.375%	0.35%	0.325%

Total subadvisory fees paid by VIA to the respective Subadvisers for managing the Funds (including Predecessor Funds) for the fiscal years ended June 30, 2006, 2007 and for the period ended March 31, 2008 were as follows:

Fund Name	2006	2007	2008
All-Cap Growth Fund	N/A	$95,499	$433,578
Balanced Fund	$1,779,348	$574,900	$1,094,992
Capital Growth Fund	$3,004,124	$1,722,417	$1,661,202
Growth Opportunities Fund	N/A	$43,919	$131,227
Income & Growth Fund	$600,454	$224,714	$511,370
Mid-Cap Growth Fund	$836,001	$562,754	$545,277
Mid-Cap Value Fund	$818,661	$2,191,754	$3,215,654
Quality Small-Cap Fund	N/A	$21,394	$131,857
Small-Cap Growth Fund	N/A	$638,211	$669,756
Small-Cap Sustainable Growth Fund	N/A	$19,753	$66,805
Small-Cap Value Fund	$516,857	$398,293	$219,999
Small-Mid Cap Fund	N/A	$391,352	$373,284
Strategic Growth Fund	$881,439	$316,490	$320,284
Value Opportunities Fund	$9,595	$91,028	$315,340

Each Subadvisory Agreement will continue in effect from year to year if specifically approved by the Trustees, including a majority of the independent Trustees.

Board of Trustees’ Consideration of Advisory and Subadvisory Agreements

Mid-Cap Value Fund and Value Opportunities Fund

A discussion regarding the basis for the Board of Trustees approving the investment advisory and subadvisory agreements is available in the Funds’ semiannual report covering the period July 1, 2007 through December 31, 2007.

All Other Funds

A discussion regarding the basis for the Board of Trustees approving the investment advisory and subadvisory agreements is available in the Funds’ annual report covering the period July 1, 2007 through March 31, 2008.

Description of Proxy Voting Policy

The Trust has adopted, on behalf of the Funds, a Statement of Policy with Respect to Proxy Voting (the “Policy”) stating the Trust’s intention to exercise stock ownership rights with respect to portfolio securities in a manner that is reasonably anticipated to further the best economic interests of shareholders of the Funds. The Funds have committed to analyze and vote all proxies that are likely to have financial implications, and where appropriate, to participate in corporate governance, shareholder proposals, management communications and legal proceedings. The Funds must also identify potential or actual conflicts of interest in voting proxies and must address any such conflict of interest in accordance with the Policy.

The Policy stipulates that the Funds’ Adviser will vote proxies or delegate such responsibility to a Subadviser. The Adviser or applicable Subadviser will vote proxies in accordance with this Policy, or its own policies and procedures, which in no event will conflict with the Trust’s Policy. Any Adviser or Subadviser may engage a qualified, independent organization to vote proxies on its behalf (a “delegate”). Matters that may affect substantially the rights and privileges of the holders of securities to be voted will be analyzed and voted on a case-by-case basis taking into consideration such relevant factors as enumerated in the Policy. The views of management of a portfolio company will be considered.

The Policy specifies certain factors that will be considered when analyzing and voting proxies on certain issues, including, but not limited to:

•

Corporate Governance Matters—tax and economic benefits of changes in the state of incorporation; dilution or improved accountability associated with anti-takeover provisions such as staggered boards, poison pills and supermajority provisions.

•	Changes to Capital Structure—dilution or improved accountability associated with such changes.

•	Stock Option and Other Management Compensation Issues—executive pay and spending on perquisites, particularly in conjunction with sub-par performance and employee layoffs.

•	Social and Corporate Responsibility Issues—the Adviser or Subadvisers will generally vote against shareholder social and environmental issue proposals.

The Funds and their delegates seek to avoid actual or perceived conflicts of interest of Fund shareholders, on the one hand, and those of the Adviser, Subadvisers, delegate, principal underwriter, or any affiliated person of the Funds, on the other hand. Depending on the type and materiality, any conflicts of interest will be handled by (i) relying on the recommendations of an established, independent third party proxy voting vendor; (ii) voting pursuant to the recommendation of the delegate; (iii) abstaining; or (iv) where two or more delegates provide conflicting requests, voting shares in proportion to the assets under management of each delegate. The Policy requires each Adviser, Subadviser or delegate to notify the President of the Trust of any actual or potential conflict of interest. No Adviser, Subadviser or delegate may waive any conflict of interest or vote any conflicted proxies without the prior written approval of the Board of Trustees or the President of the Trust.

The Policy further imposes certain record keeping and reporting requirements on each Adviser, Subadviser or delegate. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ending June 30, is available free of charge by calling, toll-free, (800) 243-1574, or on the SEC’s Internet site at http://www.sec.gov.

PORTFOLIO MANAGERS

Compensation of Portfolio Managers of Virtus Investment Advisers, Inc. (Adviser to Balanced Fund, Growth & Income Fund and Income & Growth Fund) and of Engemann (Subadviser to All-Cap Growth Fund and Small-Cap Growth Fund), of Euclid (Subadviser to Small-Cap Value Fund) and of Kayne (Subadviser to Quality Small-Cap Fund, Small-Cap Sustainable Growth Fund, and Small-Mid Cap Fund).

Virtus and certain of its affiliated investment management firms (collectively, “Virtus”), believe that the firm’s compensation program is adequate and competitive to attract and retain high-caliber investment professionals. Investment professionals at Virtus receive a competitive base salary, an incentive bonus opportunity and a benefits package. Managing Directors and portfolio investment professionals who supervise and manage others also participate in a management incentive program reflecting their personal contribution and team performance. Senior and highly-compensated individuals have the opportunity to take advantage of a Long-Term Incentive Compensation program.

Following is a more detailed description of the Virtus’ compensation structure.

Base Salary. Each portfolio manager is paid a fixed base salary, which is determined by Virtus and designed to be competitive in light of the individual’s experience and responsibilities. Virtus management uses compensation survey results of investment industry compensation conducted by an independent third party in evaluating competitive market compensation for its investment management professionals.

Incentive Bonus. Incentive bonus pools are based upon individual firm profits and in some instances overall Virtus EBITDA. A portion of the short-term incentive payment may be made in Virtus restricted stock units. Individual payments are assessed using comparisons of actual investment performance compared with specific peer group or index measures established at the beginning of each calendar year. (Current benchmarks and/or peer groups are indicated in the table below.) Performance of the funds managed is measured over one, three and five year periods. Generally, an individual manager’s participation is based on the performance of each fund/account managed as weighted roughly by total assets in each of these funds/accounts. In certain instances comparison of portfolio risk factors to peer or index risk factors may also be a component of the individual payment potential.

Fund(s)	Benchmark(s) and/or Peer Groups
All-Cap Growth Fund	Russell 3000® Growth Index
Balanced Fund (fixed income portion)	Lehmann Brothers Aggregate Bond Index
Balanced Fund (equity portion)	Lipper Large Cap Core Funds
Growth & Income Fund	Lipper Large Cap Core Funds
Income & Growth Fund (fixed income portion)	Lehmann Brothers Aggregate Bond Index
Income & Growth Fund (equity portion)	Lipper Large Cap Core Funds
Quality Small-Cap Fund	Russell 2000 Value Index
Small-Cap Sustainable Growth Fund	Russell 2000 Growth Index

Other Benefits. Portfolio managers are also eligible to participate in broad-based plans offered generally to the firm’s employees, including 401(k), health and other employee benefit plans.

Compensation of Portfolio Managers of Acadian (Subadviser to the Value Opportunities Fund)

Compensation structure varies among professionals, although the basic package involves a generous fixed base salary, strong bonus potential, profit sharing potential, various fringe benefits, and, among senior investment professionals and certain other key employees, equity ownership in the firm as part of a Key Employee Limited Partnership (KELP). Portfolio manager compensation is not tied to the performance of specific portfolios but is based on firm performance as a whole.

Depending on Acadian’s financial performance, employees may also receive a percentage of base pay as a profit-sharing contribution. In addition, Acadian’s bonus pool is funded via a profit-sharing arrangement with Old Mutual. The profit-sharing is solely a function of Acadian’s financial results; the results of the larger Old Mutual group do not impact this calculation.

Compensation of Portfolio Managers of Goodwin (Subadviser to Balanced Fund and Income & Growth Fund)

Goodwin believes that the firm’s compensation program is adequate and competitive to attract and retain high-caliber investment professionals. Investment professionals at Goodwin receive a competitive base salary, an incentive bonus opportunity and a benefits package. Managing Directors and portfolio investment professionals who supervise and manage others also participate in a management incentive program reflecting their personal contribution and team performance. Highly compensated individuals can also take advantage of a long-term Incentive Compensation program to defer their compensation and potentially reduce their taxes.

The bonus package for portfolio managers is based upon how well the individual manager meets or exceeds assigned goals and a subjective assessment of contribution to the team effort. Their incentive bonus also reflects a performance component for achieving and/or exceeding performance competitive with peers managing similar strategies. Such component is further adjusted to reward investment personnel for managing within the stated framework and for not taking unnecessary risks. This ensures that investment personnel will remain focused on managing and acquiring securities that correspond to a fund’s mandate and risk profile. It also avoids the temptation for portfolio managers to take on more risk and unnecessary exposure to chase performance for personal gain.

Finally, portfolio managers and investment professionals may also receive The Phoenix Companies, Inc. (“PNX”) stock options and/or be granted PNX restricted stock at the direction of the parent’s Board of Directors.

Following is a more detailed description of the compensation structure of the funds’ portfolio managers identified in the funds’ prospectus.

Base Salary. Each portfolio manager is paid a fixed base salary, which is determined by Goodwin and is designed to be competitive in light of the individual’s experience and responsibilities. Goodwin management uses compensation survey results of investment industry compensation conducted by an independent third party in evaluating competitive market compensation for its investment management professionals.

Incentive Bonus. Generally, the current Performance Incentive Plan for portfolio managers at Goodwin is made up of three components:

(1)	Seventy percent of the target incentive is based on achieving investment area investment goals and individual performance. The Investment Incentive pool will be established based on actual pre-tax investment performance compared with specific peer group or index measures established at the beginning of each calendar year. Performance of the funds managed is measured over one, three and five-year periods against specified benchmarks and/or peer groups (as indicated in the table below) for each fund managed. Performance of the PNX general account and growth of revenue, if applicable to a particular portfolio manager, is measured on a one-year basis. Generally, individual manager’s participation is based on the performance of each fund/account managed as weighted roughly by total assets in each of those funds/accounts.

Fund(s)	Benchmark(s) and/or Peer Groups
Balanced Fund (fixed income portion)	Lehmann Brothers Aggregate Bond Index
Income & Growth Fund (fixed income portion)	Lehmann Brothers Aggregate Bond Index

(2)	Fifteen percent of the target incentive is based on the profitability of the investment management division with which the portfolio manager is associated. This component of the plan is paid in restricted stock units of PNX which vest over three years.

(3)	Fifteen percent of the target incentive is based on the manager’s investment area’s competencies and on individual performance. This pool is funded based on PNX’s return on equity.

The Performance Incentive Plan applicable to some portfolio managers may vary from the description above. For instance, plans applicable to certain portfolio managers (i) may specify different percentages of target incentive that is based on investment goals and individual performance and on PNX’s return on equity, (ii) may not contain the component that is based on the profitability of the management division with which the portfolio manager is associated, or (iii) may contain a guarantee payout percentage of certain portions of the Performance Incentive Plan.

Long-Term Incentive Bonus. Certain portfolio managers are eligible for a long-term incentive plan that is paid in restricted stock units of PNX which vest over three years. Awards under this plan are contingent upon PNX achieving its cash return on equity objective, generally over a three-year period. Target award opportunities for eligible participants are determined by PNX’s Compensation Committee.

Other Benefits. Portfolio managers are also eligible to participate in broad-based plans offered generally to the firm’s employees, including broad-based retirement, 401(k), health and other employee benefit plans.

Compensation of Portfolio Managers of Harris (Subadviser to Capital Growth Fund and Mid-Cap Growth Fund)

The compensation program for investment professionals of Harris is designed to provide a total compensation package that (a) serves to align employees’ interests with those of their clients, and (b) helps management to attract and retain high quality investment professionals.

All investment professionals are compensated through a combination of a fixed base salary and bonus. Senior management retains a national compensation consultant to undertake a study, at least annually, to determine appropriate levels of base compensation for the firm’s investment professionals. Bonus amounts are determined by many factors including: the pre-tax investment performance of the portfolio manager compared to the performance of benchmarks relevant to their managed investment strategies and performance of a peer group of funds and investment managers over a rolling one- and three-year performance period. The relevant benchmarks and peer groups for the Virtus Equity Trust funds subadvised by Harris are set forth below:

Fund(s)	Benchmark	Peer Group
Capital Growth Fund	Russell 1000® Growth Index	Lipper Large Cap Growth Funds
Mid-Cap Growth Fund	Russell Mid-Cap Growth Index	Lipper Mid-Cap Growth Funds

Additional factors include each individual’s contributions to the success of the firm, and certain other factors at the discretion of senior management. The objective with regard to each component of compensation is to provide competitive compensation to investment professionals.

Harris also has a deferred incentive compensation program (nonqualified plan) which provides that certain key employees (currently, those who have been designated a Partner or Senior Partner of Harris, and including portfolio managers, analysts, and certain non-investment personnel) are granted incentive awards annually and elect to defer receipt of the award and earnings thereon until a future date. The award for each participant, expressed as a percentage of the pre-tax, pre-long-term incentive profits of Harris or an amount otherwise determined by senior management, is communicated to participants early in each award year. The awards vest after a period of three years from the end of the specific year for which the awards are granted, and are payable to participants based on the provisions of the program and the elections of the participants.

Compensation of Portfolio Managers of Sasco (Subadviser to the Mid-Cap Value Fund)

Sasco is independently owned by its employees. All key investment professionals’ compensation is directly tied to the profitability of the firm since each have direct stock ownership, or an ownership profit interest in the firm. Each receives a fixed base salary plus bonus, or profit distribution, based on individual contribution and profitability of the firm. Bonuses can exceed 100% of base salary. Profits, after all expenses, are distributed and not retained in the business. Sasco has an employee Target Benefit Plan for all of its employees, including its portfolio managers. The Plan is administered by an independent actuarial firm. All compensation is pre-tax. There is no difference between the method used to determine compensation with respect to management of the Mid-Cap Value Fund and the other accounts managed by the portfolio managers.

Compensation of Portfolio Managers of SCM Advisors LLC (Subadviser to the Strategic Growth Fund)

SCM Advisors LLC (“SCM Advisors”) believes that the firm’s compensation program is adequate and competitive to attract and retain high-caliber investment professionals. Investment professionals at SCM Advisors receive a competitive base salary, an incentive bonus opportunity and a benefits package.

Following is a more detailed description of the compensation structure of SCM Advisors’s portfolio managers.

Base Salary. Each portfolio manager is paid a fixed base salary, which is determined by SCM Advisors and is designed to be competitive in light of the individual’s experience and responsibilities.

Incentive Bonus. Bonus payments are based on a number of factors including the profitability of SCM Advisors and the portfolio team member’s long-term contributions to the firm. SCM Advisors’s principles emphasize teamwork and a focus on client needs, and bonuses are structured to emphasize those principles. All full-time employees of SCM Advisors participate in the annual bonus program. Bonuses are not linked to the volume of assets managed or to measurements of relative or absolute investment returns. Bonus payments are generally determined based on considerations of SCM Advisors’s working capital requirements and on estimated tax liabilities.

The Compensation Committee has discretion over the measurement of the components.

Compensation of Portfolio Managers of Turner Investment Partners, Inc. (Subadviser to the Growth Opportunities Fund)

Turner’s investment professionals receive a base salary commensurate with their level of experience. Turner’s goal is to maintain competitive base salaries through review of industry standards, market conditions, and salary surveys. Bonus compensation, which is a multiple of base salary, is based on the performance of each individual’s sector and portfolio assignments relative to appropriate market benchmarks. In addition, each employee is eligible for equity awards. Turner believes this compensation provides incentive to attract and retain highly qualified people.

The objective performance criteria noted above accounts for 90% of the bonus calculation. The remaining 10% is based upon subjective, “good will” factors including teamwork, interpersonal relations, the individual’s contribution to the overall success of the firm, media and client relations, presentation skills, and professional development. Portfolio managers/analysts are reviewed on an annual basis. The Chief Investment Officer, Robert E. Turner, CFA, is responsible for setting base salaries, bonus targets, and making all subjective judgments related to an investment professional’s compensation.

Other Accounts Managed by Portfolio Managers of the Funds and Potential Conflicts of Interest

There may be certain inherent conflicts of interest that arise in connection with the portfolio managers’ management of each fund’s investments and the investments of any other accounts they manage. Such conflicts could include aggregation of orders for all accounts managed by a particular portfolio manager, the allocation of purchases across all such accounts, the allocation of IPOs and any soft dollar arrangements that the Adviser may have in place that could benefit the funds and/or such other accounts. The Board of Trustees has adopted on behalf of the funds policies and procedures designed to address any such conflicts of interest to ensure that all transactions are executed in the best interest of the funds’ shareholders. The Adviser and Subadviser are required to certify their compliance with these procedures to the Board of Trustees on a quarterly basis. There have been no material compliance issues with respect to any of these policies and procedures during the funds’ most recent fiscal year. Also, there are no material conflicts of interest since portfolio managers generally manage funds and other accounts having similar investment strategies.

The following table provides information as of March 31, 2008, or as of footnoted date, regarding any other accounts managed by the portfolio managers and portfolio management team members for each of the Funds as named in the Prospectus. As noted in the table, the portfolio managers managing the Funds may also manage or be members of management teams for other mutual funds within the Virtus Mutual Fund complex or other similar accounts.

Portfolio Manager	Number of and Total Assets of Registered Investment Companies	Number of and Total Assets of Other Pooled Investment Vehicles (PIVs)	Number of and Total Assets of Other Accounts
David L. Albrycht	9/$2.85 billion	None	None
Todd Beiley(3)(7)	6/$207.1 million	None	14,888/$2.8 billion
Bruce Bottomley	None	None	29/$4.2 billion(5)
Brendan O. Bradley(7)	10/$5.9 billion(1)	58/$13 billion(2)	195/$56.8 billion(6)
John R. Chisholm(7)	10/$5.9 billion(1)	58/$13 billion(2)	195/$56.8 billion(6)
Matthew J. Cohen(7)	10/$5.9 billion(1)	58/$13 billion(2)	195/$56.8 billion(6)
Steven L. Colton	6/$1.2 billion	None	5/$224.9 million
Douglas Couden	1/$148.7 million	None	47/$223.0 million
David Dickerson	3/$1.1 billion	None	None
Sandi Gleason(7)	6/$207.1 million	None	14,888/$2.8 billion
Mark Helderman	None	None	29/$4.2 billion(5)
Lou Holtz	2/$239.8 million	None	225/$154.9 million
T. Andrew Janes(4)	6/$1.3 billion	8/$1.3 billion	13/$214 million
C. Thomas Johnson(4)	2/$199 million	None	39/$2.9 billion
Julie Kutasov(3)(7)	6/$207.1 million	None	14,888/$2.8 billion
Daniel Leary(7)	None	None	29/$4.2 billion(5)
Thomas P. Lettenberger(4)	4/$385 million	None	309/$119 million

Portfolio Manager	Number of and Total Assets of Registered Investment Companies	Number of and Total Assets of Other Pooled Investment Vehicles (PIVs)	Number of and Total Assets of Other Accounts
Yossi Lipsker(4)	1/$138.8 million	None	225/$154.9 million
Heather F. McMeekin	5/$1.0 billion	17/$371 million	31/$1.4 billion
Raymond F. Mui(7)	10/$5.9 billion(1)	58/$13 billion(2)	195/$56.8 billion(6)
Carlton Neel	3/$1.1 billion	None	None
Robb J. Parlanti	14/$1.9 billion	29/$1.3 billion	91/$9.3 billion
Robert Schwarzkopf(7)	6/$207.1 million	None	14,888/$2.8 billion
Daniel L. Sido	7/$1.4 billion	8/$1.3 billion	8/$201 million
Craig Stone(4)(7)	6/$207.1 million	None	14,888/$2.8 billion
Mark Turner(8)	16/$3.0 billion	32/$1.3 billion	99/$10.8 billion
Robert E. Turner(9)	18/$3.0 billion	37/$1.4 billion	104/$10.8 billion
Brian K. Wolahan(7)	10/$5.9 billion(1)	58/$13 billion(2)	195/$56.8 billion(6)

Note:	Registered Investment Companies include all open and closed-end mutual funds. Pooled Investment Vehicles (PIVs) include, but are not limited to, securities of issuers exempt from registration under Section 3(c) of the Investment Company Act, such as private placements and hedge funds. Other accounts would include, but are not limited to, individual managed accounts, separate accounts, institutional accounts, pension funds, collateralized bond obligations and collateralized debt obligations.

(1)	The advisory fee for three of these other accounts is based upon performance. Assets under management in these accounts total $3.3 billion.

(2)	The advisory fee for eight of these other accounts is based upon performance. Assets under management in these accounts total $1.2 billion.

(3)	As of April 1, 2008.

(4)	As of April 30, 2008.

(5)	The advisory fee for one of these other accounts is based upon performance. Assets under management in this account total $1.77 billion.

(6)	The advisory fee for 36 of these other accounts is based upon performance. Assets under management in these accounts total $16.3 million.

(7)

These investment professionals function as a team and are not segregated along product lines or by client type. The portfolio managers work on all products and the data shown for these managers reflects firm-level numbers of accounts and assets under management segregated by investment vehicle type.

(8)	Mr. Mark Turner is Portfolio Manager for one registered investment company which has a performance based fee. The value of that fund on March 31, 2008 was $982 million.

(9)	Mr. Robert Turner is Portfolio Manager for two registered investment companies which have a performance based fee. The value of the funds as of March 31, 2008 was $1.0 billion.

Except as noted, the portfolio managers did not manage any accounts with respect to which the advisory fee is based on the performance of the account, nor do they manage any hedge funds.

Ownership of Fund Securities by Portfolio Managers

The following table sets forth the dollar range of equity securities beneficially owned by each portfolio manager in the Funds described in the Prospectus that he/she manages as of March 31, 2008, or as of footnoted date:

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned in Each Fund Managed
David L. Albrycht	Balanced Fund – $10,001-$50,000
Income & Growth Fund – $1-$10,000
Todd Beiley(1)	Small-Cap Sustainable Growth Fund – None
Bruce Bottomley	Mid-Cap Value Fund – $100,001-$500,000
Brendan O. Bradley	Value Opportunities Fund – None
John R. Chisholm	Value Opportunities Fund – None
Matthew J. Cohen	Value Opportunities Fund – None
Steven L. Colton	Balanced Fund – None
Growth & Income Fund – None
Income & Growth Fund – None

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned in Each Fund Managed
Douglas Couden	All-Cap Growth Fund – None
Strategic Growth Fund – $10,001-$50,000
David Dickerson	Small-Cap Value Fund – $100,001-$500,000
Sandi Gleason	Quality Small-Cap Fund – None
Small-Cap Sustainable Growth Fund – None
Small-Mid Cap Fund – None
Mark Helderman	Mid-Cap Value Fund – $100,001-$500,000
T. Andrew Janes	Capital Growth Fund – $100,001-$500,000
Mid-Cap Growth Fund – $100,001-$500,000
C. Thomas Johnson	Mid-Cap Growth Fund – $100,001-$500,000
Julie Kutasov(1)	Quality Small-Cap Fund – None
Daniel Leary	Mid-Cap Value Fund – Over $1,000,000
Thomas P. Lettenberger	Mid-Cap Growth Fund – None
Heather F. McMeekin	Growth Opportunities Fund – None
Raymond F. Mui	Value Opportunities Fund – None
Carlton Neel	Small-Cap Value Fund – $1-$10,000
Robb J. Parlanti	Growth Opportunities Fund – $100,001-$500,000
Robert Schwarzkopf	Quality Small-Cap Fund – $100,001-$500,000
Small-Cap Sustainable Growth Fund – $100,001-$500,000
Small-Mid Cap Fund – $100,001-$500,000
Daniel L. Sido	Capital Growth Fund – $100,001-$500,000
Mid-Cap Growth Fund – $100,001-$500,000
Craig Stone(1)	Small Mid-Cap Fund – None
Mark Turner	Growth Opportunities Fund – $100,001-$500,000
Robert E. Turner	Growth Opportunities Fund – $500,001-$1,000,000
Brian K. Wolahan	Value Opportunities Fund – None

(1)	As of April 1, 2008.

NET ASSET VALUE

The net asset value per share of each Fund is determined as of the close of regular trading of the New York Stock Exchange (the “NYSE”) on days when the NYSE is open for trading. The NYSE will be closed on the following observed national holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Since the Funds do not price securities on weekends or United States national holidays, the value of the Funds’ foreign assets may be significantly affected on days when the investor may not be able to purchase or sell shares of the Funds. The net asset value per share of each Fund is determined by adding the values of all securities and other assets of each Fund, subtracting liabilities, and dividing the result by the total number of outstanding shares of the Fund. Assets and liabilities are determined in accordance with generally accepted accounting principles and applicable rules and regulations of the SEC. The total liability allocated to a class, plus that class’ distribution fee and any other expenses allocated solely to that class, are deducted from the proportionate interest of such class in the assets of the Fund, and the resulting amount of each is divided by the number of shares of that class outstanding to produce the net asset value per share.

A security that is listed or traded on more than one exchange is valued at the official closing price on the exchange determined to be the primary exchange for such security by the Trustees or their delegates. Because of the need to obtain prices as of the close of regular trading on various exchanges throughout the world, the calculation of net asset value may not take place for the Funds which may invest in foreign securities contemporaneously with the determination of the prices of the majority of the portfolio securities of the Funds. All assets and liabilities initially expressed in foreign currency values will be converted into United States dollar values at the mean between the bid and ask quotations of such currencies against United States dollars as last quoted by any recognized dealer. If an event were to occur after the value of an investment was so established but before the net asset value per share was determined, which was likely to materially change the net asset value, then the instrument would be valued using fair value considerations by the Trustees or their delegates. If at any time the Funds have investments where market quotations are not readily available, such investments are valued at the fair value thereof as determined in good faith by the Trustees, although the actual calculations may be made by persons acting according to policies and procedures approved by the Trustees.

HOW TO BUY SHARES

For Class A Shares, Class B Shares and Class C Shares, the minimum initial investment is $500 and the minimum subsequent investment is $25. For Class I Shares, the minimum initial investment is $100,000 and there is no subsequent minimum investment. However, both the minimum initial and subsequent investment amounts are $25 for investments pursuant to the “Systematic Purchase” plan, a bank draft investing program administered by Distributor, or pursuant to the Systematic Exchange privilege or for an individual retirement account (the “IRA”). In addition, there are no subsequent investment minimum amounts in connection with the reinvestment of dividend or capital gain distributions. For purchases of Class I Shares by private clients of, or referred by, the Adviser, Subadviser and their affiliates, or through certain wrap programs with which the Distributor has an arrangement, the minimum initial investment is waived. Completed applications for the purchase of shares should be mailed to: Virtus Mutual Funds, c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301.

The Trust has authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Funds’ behalf. The Funds will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, accepts the order. Customer orders will be priced at the Funds’ net asset value next computed after they are received by an authorized broker or the broker’s authorized designee.

Important Information about the Virtus Mid-Cap Value Fund

The Virtus Mid-Cap Value Fund is available for purchase by current shareholders and new investors on a limited basis, as described below.

•	Current shareholders of the fund may add to their accounts through the purchase of additional shares and through the reinvestment of dividends and capital gains.

•	Exchanges into the fund may be made by current shareholders and qualified new investors.

•	An investor who has previously entered into a letter of intent with the distributor may fulfill the obligation.

•	Trustees of the fund, employees of Virtus and of Sasco, and their family members, may open new accounts.

•	Defined Contribution and Defined Benefit plans, and other plans or accounts may purchase the fund at the Distributor’s discretion.

•

New investors may purchase the fund through a registered broker, dealer, financial planner, consultant, registered investment adviser, or other financial intermediary with which Virtus has made arrangements to continue to offer the fund.

The fund reserves the right to refuse any order that may disrupt the efficient management of the fund.

ALTERNATIVE PURCHASE ARRANGEMENTS

Shares may be purchased from investment dealers at a price equal to their net asset value per share, plus a sales charge which, at the election of the purchaser, may be imposed either (i) at the time of the purchase (the “initial sales charge alternative”) or (ii) on a contingent deferred basis (the “deferred sales charge alternative”). Orders received by dealers prior to the close of regular trading on the NYSE are confirmed at the offering price effective at that time, provided the order is received by the authorized broker or the broker’s authorized designee.

The alternative purchase arrangements permit an investor to choose the method of purchasing shares that is more beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, whether the investor wishes to receive distributions in cash or to reinvest them in additional shares of the Funds, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated continuing distribution and service fees and contingent deferred sales charges (“CDSC”) on Class B Shares or Class C Shares would be less than the initial sales charge and accumulated distribution and service fees on Class A Shares purchased at the same time.

Dividends paid by the Funds, if any, with respect to each class of shares will be calculated in the same manner at the same time on the same day, except that fees such as higher distribution and services fees and any incremental transfer agency costs relating to each class of shares will be borne exclusively by that class. (See “Dividends, Distributions and Taxes” section of this SAI.)

Class A Shares of the Funds

Class A Shares incur a sales charge when they are purchased and enjoy the benefit of not being subject to any sales charge when they are redeemed, except that a 1% deferred sales charge may apply to shares purchased on which a finder’s fee has been paid if redeemed within one year of purchase. The one-year period begins on the last day of the month preceding the month in which the purchase was made. Such deferred sales charge may be waived under certain conditions as determined by the Distributor. Class A Shares are subject to an ongoing distribution and services fees at an annual rate of 0.25% of the Fund’s aggregate average daily net assets attributable to the Class A Shares. In addition, certain purchases of Class A Shares qualify for reduced initial sales charges. Shareholders of the Mid-Cap Value Fund who became shareholders through the reorganization of the FMI Sasco Contrarian Value Fund (the “Predecessor Value Fund”) received Class A Shares of the Mid-Cap Value Fund in exchange for their shares of the Predecessor Value Fund and are not required to pay a sales load for new purchases of Class A Shares of the Mid-Cap Value Fund. Shareholders of the Growth Opportunities Fund who became shareholders through the reorganization of the Turner Strategic Growth Fund (the “Predecessor Growth Fund”) and received Class A Shares of the Growth Opportunities Fund in exchange for their shares of the Predecessor Growth Fund, are not required to pay a sales load for new purchases of Class A Shares of the Virtus Growth Opportunities Fund.

Class B Shares

Class B Shares do not incur a sales charge when they are purchased, but they are subject to a sales charge if they are redeemed within five years of purchase. The deferred sales charge may be waived in connection with certain qualifying redemptions. (See the “Class B Shares and Class C Shares—Waiver of Deferred Sales Charges” section in this SAI.)

Class B Shares are subject to an ongoing distribution and services fee at an aggregate annual rate of up to 1.00% of the Fund’s aggregate average daily net assets attributable to the Class B Shares. Class B Shares enjoy the benefit of permitting all of the investor’s dollars to work from the time the investment is made. The higher ongoing distribution and services fee paid by Class B Shares will cause such shares to have a higher expense ratio and to pay lower dividends, to the extent any dividends are paid, than those related to Class A Shares. Class B Shares will automatically convert to Class A Shares of the Fund eight years after the end of the calendar month in which the shareholder’s order to purchase was accepted, in the circumstances and subject to the qualifications described in the Funds’ prospectus. The purpose of the conversion feature is to relieve the holders of the Class B Shares that have been outstanding for a period of time sufficient for the Adviser and the Distributor to have been compensated for distribution expenses related to the Class B Shares from most of the burden of such distribution related expenses.

Class B Shares include all shares purchased pursuant to the deferred sales charge alternative which would have been outstanding for less than the period ending eight years after the end of the month in which the shares were issued. At the end of this period, Class B Shares will automatically convert to Class A Shares and will no longer be subject to the higher distribution and services fee. Such conversion will be on the basis of the relative net asset value of the two classes without the imposition of any sales load, fee or other charge.

For purposes of conversion to Class A Shares, shares purchased through the reinvestment of dividends and distributions paid in respect of Class B Shares in a shareholder’s Fund account will be considered to be held in a separate subaccount. Each time any Class B Shares in the shareholder’s Fund account (other than those in the subaccount) convert to Class A Shares an equal pro rata portion of the Class B Share dividends in the subaccount will also convert to Class A Shares.

Class C Shares

Class C Shares are purchased without an initial sales charge but are subject to a deferred sales charge if redeemed within one year of purchase. The deferred sales charge may be waived in connection with certain qualifying redemptions. Shares issued in conjunction with the automatic reinvestment of income distributions and capital gain distributions are not subject to any sales charges. Class C Shares are subject to an ongoing distribution and services fee at an aggregate annual rate of up to 1.00% of the applicable Fund’s aggregate average daily net assets attributable to Class C Shares.

Class I Shares

Class I Shares are offered without any sales charge to institutional investors, such as pension and profit sharing plans, other employee benefit trusts, endowments, foundations and corporations who purchase at or above the minimum amounts; to private clients of, or referred by, the Adviser, Subadviser and their affiliates; to clients of registered investment advisers who charge an advisory, consulting or other fee for their services; or through certain wrap programs with which the Distributor has an arrangement.

Class A Shares—Reduced Initial Sales Charges

Investors choosing Class A Shares may be entitled to reduced sales charges. The ways in which sales charges may be avoided or reduced are described below. Investors buying Class A Shares on which a finder’s fee has been paid may incur a 1% deferred sales charge if they redeem their shares within one year of purchase. The one-year period begins on the last day of the month preceding the month in which the purchase was made. Such deferred sales charge may be waived under certain conditions as determined by the Distributor.

Qualified Purchasers.  If you fall within any one of the following categories, you will not have to pay a sales charge on your purchase of Class A Shares: (1) trustee, director or officer of the Virtus Mutual Funds, or any other mutual fund advised, subadvised or distributed by the Adviser, Distributor or any of their corporate affiliates; (2) any director or officer, or any full-time employee or sales representative (for at least 90 days), of the Adviser, Subadviser (if any) or Distributor; (3) any private client of an Adviser or Subadviser to any Virtus Mutual Fund; (4) registered representatives and employees of securities dealers with whom the Distributor has sales agreements; (5) any qualified retirement plan exclusively for persons described above; (6) any officer, director or employee of a corporate affiliate of the Adviser, Subadviser or Distributor; (7) any spouse, child, parent, grandparent, brother or sister of any person named in (1), (2), (4) or (6) above; (8) employee benefit plans for employees of the Adviser, Distributor and/or their corporate affiliates; (9) any employee or agent who retires from PNX, the Distributor and/or their corporate affiliates; (10) any account held in the name of a qualified employee benefit plan, endowment fund or foundation if, on the date of the initial investment, the plan, fund or foundation has assets of $10,000,000 or more or at least 100 eligible employees; (11) any person with a direct rollover transfer of shares from an established Virtus Mutual Fund or qualified plan; (12) any Phoenix Life Insurance Company (or affiliate) separate account which funds group annuity contracts offered to qualified employee benefit plans; (13) any state, county, city, department, authority or similar agency prohibited by law from paying a sales charge; (14) any unallocated account held by a third party administrator, registered investment adviser, trust company, or bank trust department which exercises discretionary authority and holds the account in a fiduciary, agency, custodial or similar capacity, if in the aggregate of such accounts held by such entity equal or exceed $1,000,000; (15) any deferred compensation plan established for the benefit of any Virtus Mutual Fund trustee or director; provided that sales to persons listed in (1) through (15) above are made upon the written assurance of the purchaser that the purchase is made for investment purposes and that the shares so acquired will not be resold except to the Fund; (16) individuals purchasing through an account with an unaffiliated brokerage firm having an agreement with the Distributor to waive sales charges for its clients; (17) purchasers of Class A Shares bought through investment advisers and financial planners who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients; (18) retirement plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under Sections 401(a), 403(b) or 457 of the Internal Revenue Code), and “rabbi trusts” that buy shares for their own accounts, in each case if those purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for such purchases; (19) 401(k) participants in the Merrill Lynch Daily K Plan (the “Plan”) if the Plan has at least $3 million in assets or 500 or more eligible employees; or (20) clients of investment advisors or financial planners who buy shares for their own accounts but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements. Each of the investors described in (16) through (20) may be charged a fee by the broker, agent or financial intermediary for purchasing shares.

Combination Purchase Privilege.  Your purchase of any class of shares of these Funds or any other Virtus Mutual Fund (other than any Virtus money market fund), if made at the same time by the same “person,” will be added together with any existing Virtus Mutual Fund account values to determine whether the combined sum entitles you to an immediate reduction in sales charges. A “person” is defined in this and the following sections as (a) any individual, their spouse and minor children purchasing shares for his or their own account (including an IRA account) including his or their own trust; (b) a trustee or other fiduciary purchasing for a single trust, estate or single fiduciary account (even though more than one beneficiary may exist); (c) multiple employer trusts or Section 403(b) plans for the same employer; (d) multiple accounts (up to 200) under a qualified employee benefit plan or administered by a third-party administrator; or (e) trust companies, bank trust departments, registered investment advisers, and similar entities placing orders or providing administrative services with respect to accounts over which they exercise discretionary investment authority and which are held in a fiduciary, agency, custodial or similar capacity, provided all shares are held of record in the name, or nominee name, of the entity placing the order.

As previously noted, existing shareholders of the Predecessor Fund who became shareholders of the Mid-Cap Value Fund through the reorganization received Class A Shares of the Mid-Cap Value Fund in exchange for their shares of the Predecessor Fund and will not be required to pay a sales load for new purchases of Class A Shares of the Mid-Cap Value Fund.

Letter of Intent.  If you sign a Letter of Intent, your purchase of any class of shares of these Funds or any other Virtus Mutual Fund (other than any Virtus money market fund), if made by the same person within a thirteen-month period, will be added together to determine whether you are entitled to an immediate reduction in sales charges. Sales charges are reduced based on the overall amount you indicate that you will buy under the Letter of Intent. The Letter of Intent is a mutually non-binding arrangement between you and the Distributor. Since the Distributor doesn’t know whether you will ultimately fulfill the Letter of Intent, shares worth 5% of the amount of each purchase will be set aside until you fulfill the Letter of Intent. When you buy enough shares to fulfill the Letter of Intent, these shares will no longer be restricted. If, on the other hand, you do not satisfy the Letter of Intent, or otherwise wish to sell any restricted shares, you will be given the choice of either buying enough shares to fulfill the Letter of Intent or paying the difference between any sales charge you previously paid and the otherwise applicable sales charge based on the intended aggregate purchases described in the Letter of Intent. You will be given 20 days to make this decision. If you do not exercise either election, the Distributor will automatically redeem the number of your restricted shares needed to make up the deficiency in sales charges received. The Distributor will redeem restricted Class A Shares before Class C Shares or Class B Shares. Oldest shares will be redeemed before selling newer shares. Any remaining shares will then be deposited to your account.

Right of Accumulation.  The value of your account(s) in any class of shares of these Funds or any other Virtus Mutual Fund (other than any Virtus money market fund), may be added together at the time of each purchase to determine whether the combined sum entitles you to a prospective reduction in sales charges. You must provide certain account information to the Distributor at the time of purchase to exercise this right.

Associations.  Certain groups or associations may be treated as a “person” and qualify for reduced Class A Share sales charges. The group or association must: (1) have been in existence for at least six months; (2) have a legitimate purpose other than to purchase mutual fund shares at a reduced sales charge; (3) work through an investment dealer; or (4) not be a group whose sole reason for existing is to consist of members who are credit card holders of a particular company, policyholders of an insurance company, customers of a bank or a broker-dealer or clients of an investment adviser.

Class A Shares, Class B Shares and Class C Shares—Waiver of Deferred Sales Charges

The CDSC is waived on the redemption (sale) of Class A Shares, Class B Shares and Class C Shares if the redemption is made (a) within one year of death (i) of the sole shareholder on an individual account, (ii) of a joint tenant where the surviving joint tenant is the deceased’s spouse, or (iii) of the beneficiary of a Uniform Gifts to Minors Act (“UGMA”), Uniform Transfers to Minors Act (“UTMA”) or other custodial account; (b) within one year of disability, as defined in Code Section 72(m)(7); (c) as a mandatory distribution upon reaching age 70 1/2 under any retirement plan qualified under Code Sections 401, 408 or 403(b) or resulting from the tax-free return of an excess contribution to an IRA; (d) by 401(k) plans using an approved participant tracking system for participant hardships, death, disability or normal retirement, and loans which are subsequently repaid; (e) from the Merrill Lynch Daily K Plan (“Plan”) invested in Class B Shares, on which such shares the Distributor has not paid the dealer the Class B sales commission; (f) based on the exercise of exchange privileges among Class A Shares, Class B Shares and Class C Shares of these Funds or any other Virtus Mutual Fund; (g) based on any direct rollover transfer of shares from an established Virtus Mutual Fund qualified plan into a Virtus Mutual Fund IRA by participants terminating from the qualified plan; and (h) based on the systematic withdrawal program (Class B Shares ). If, as described in condition (a) above, an account is transferred to an account registered in the name of a deceased’s estate, the CDSC will be waived on any redemption from the estate account occurring within one year of the death. If the Class B Shares are not redeemed within one year of the death, they will remain subject to the applicable CDSC when redeemed.

Conversion Feature—Class B Shares

Class B Shares will automatically convert to Class A Shares of the same Fund eight years after they are bought. Conversion will be on the basis of the then prevailing net asset value for Class A Shares and Class B Shares. There is no sales load, fee or other charge for this feature. Class B Shares acquired through dividend or distribution reinvestments will be converted into Class A Shares at the same time that other Class B Shares are converted based on the proportion that the reinvested shares bear to purchased Class B Shares. The conversion feature is subject to the continuing availability of an opinion of counsel or a ruling of the Internal Revenue Service (“IRS”) that the assessment of the higher distribution fees and associated costs with respect to Class B Shares does not result in any dividends or distributions constituting “preferential dividends” under the Code, and that the conversion of shares does not constitute a taxable event under federal income tax law. If the conversion feature is suspended, Class B Shares would continue to be subject to the higher distribution fee for an indefinite period. Even if the Funds were unable to obtain such assurances, it might continue to make distributions if doing so would assist in complying with its general practice of distributing sufficient income to reduce or eliminate federal taxes otherwise payable by the Funds.

INVESTOR ACCOUNT SERVICES

The Funds offer accumulation plans, withdrawal plans and reinvestment and exchange privileges. Certain privileges may not be available in connection with all classes. In most cases, changes to account services may be accomplished over the phone. Inquiries regarding policies and procedures relating to shareholder account services should be directed to Mutual Fund Services at (800) 243-1574. Broker-dealers may impose their own restrictions and limits on accounts held through the broker-dealer. Please contact your broker-dealer for account restriction and limit information. The Funds and the Distributor reserve the right to modify or terminate these services upon reasonable notice.

Exchanges

Under certain circumstances, shares of any Virtus Mutual Fund (except any of the Virtus money market funds) may be exchanged for shares of the same class of any other Virtus Mutual Fund on the basis of the relative net asset values per share at the time of the exchange. Class C Shares are also exchangeable for Class T Shares of those Virtus Mutual Funds offering them. Exchanges are subject to the minimum initial investment requirement of the designated Fund, except if made in connection with the Systematic Exchange privilege. Shareholders may exchange shares held in book-entry form for an equivalent number (value) of the same class of shares of any other Virtus Mutual Fund, if currently offered. On exchanges with share classes that carry a contingent deferred sales charge, the CDSC schedule of the original shares purchased continues to apply. On exchanges into Class A Shares of a money market fund from Class A Shares of a non-money market fund made within one year of a finder’s fee being paid on such non-money market fund shares, a 1% CDSC may be assessed on exchange proceeds. The CDSC may be waived upon return of the finder’s fee by the dealer. The exchange of shares is treated as a sale and purchase for federal income tax purposes. (See the “Dividends, Distributions and Taxes” section of this SAI). Exchange privileges may not be available for all Virtus Mutual Funds, and may be rejected or suspended.

Systematic Exchanges

If the conditions above have been met, you or your broker may, by telephone or written notice, elect to have shares exchanged for the same class of shares of another Virtus Mutual Fund automatically on a monthly, quarterly, semiannual or annual basis or may cancel this privilege at any time. If you maintain an account balance of at least $5,000, or $2,000 for tax-qualified retirement benefit plans (calculated on the basis of the net asset value of the shares held in a single account), you may direct that shares be automatically exchanged at predetermined intervals for shares of the same class of another Virtus Mutual Fund. This requirement does not apply to Virtus “Self Security” program participants. Systematic exchanges will be executed upon the close of business on the 10th day of each month or the next succeeding business day. Exchanges will be based upon each Fund’s net asset value per share next computed after the close of business on the 10th day of each month (or next succeeding business day), without sales charge. Systematic exchange forms are available from the Distributor.

Dividend Reinvestment Across Accounts

If you maintain an account balance of at least $5,000, or $2,000 for tax-qualified retirement benefit plans (calculated on the basis of the net asset value of the shares held in a single account), you may direct that any dividends and distributions paid with respect to shares in that account be automatically reinvested in a single account of one of the other Virtus Mutual Funds at net asset value. You should obtain a current prospectus and consider the objectives and policies of each Virtus Mutual Fund carefully before directing dividends and distributions to another Virtus Mutual Fund. Reinvestment election forms and prospectuses are available from PEPCO. Distributions may also be mailed to a second payee and/or address. Requests for directing distributions to an alternate payee must be made in writing with a signature guarantee of the registered owner(s). To be effective with respect to a particular dividend or distribution, notification of the new distribution option must be received by the Transfer Agent at least three days prior to the record date of such dividend or distribution. If all shares in your account are repurchased or redeemed or transferred between the record date and the payment date of a dividend or distribution, you will receive cash for the dividend or distribution regardless of the distribution option selected.

Invest-by-Phone

This expedited investment service allows a shareholder to make an investment in an account by requesting a transfer of funds from the balance of their bank account. Once a request is phoned in, PEPCO will initiate the transaction by wiring a request for monies to the shareholder’s commercial bank, savings bank or credit union via Automated Clearing House (ACH). The shareholder’s bank, which must be an ACH member, will in turn forward the monies to PEPCO for credit to the shareholder’s account. ACH is a computer-based clearing and settlement operation established for the exchange of electronic transactions among participating depository institutions.

To establish this service, please complete an Invest-by-Phone Application and attach a voided check if applicable. Upon PEPCO’s acceptance of the authorization form (usually within two weeks) shareholders may call toll free (800) 367-5877 prior to 3:00 p.m. (New York time) to place their purchase request. Instructions as to the account number and amount to be invested must be communicated to PEPCO. PEPCO will then contact the shareholder’s bank via ACH with appropriate instructions. The purchase is normally credited to the shareholder’s account the day following receipt of the verbal instructions. This service may also be used to request redemption of shares of the Money Market Fund, the proceeds of which are transferred to the shareholder’s bank the second day following receipt of the verbal request. The Trust may delay the mailing of a check for redemption proceeds of Fund shares purchased with a check or via Invest-by-Phone service until the Funds have assured themselves that good payment has been collected for the purchase of the shares, which may take up to 15 days. The Funds and PEPCO reserve the right to modify or terminate the Invest-by-Phone service for any reason or to institute charges for maintaining an Invest-by-Phone account.

Systematic Withdrawal Program

The Systematic Withdrawal Program (the “Program”) allows you to periodically redeem a portion of your account on a predetermined monthly, quarterly, semiannual or annual basis. A sufficient number of full and fractional shares will be redeemed so that the designated payment is made on or about the 20th day of the month. Shares are tendered for redemption by the Transfer Agent, as agent for the shareowner, on or about the 15th of the month at the closing net asset value on the date of redemption. The Program also provides for redemption with proceeds to be directed through ACH to your bank account. For ACH payments, you may select the day of the month for the payments to be made; if no date is specified, the payments will occur on the 15th of the month. In addition to the limitations stated below, withdrawals may not be less than $25 and minimum account balance requirements shall continue to apply.

Shareholders participating in the Program must own shares of a Fund worth $5,000 or more, as determined by the then current net asset value per share, and elect to have all dividends reinvested. The purchase of shares while participating in the Program will ordinarily be disadvantageous to the Class A Shares investor since a sales charge will be paid by the investor on the purchase of Class A Shares at the time as other shares are being redeemed. For this reason, investors in Class A Shares may not participate in an automatic investment program while participating in the Program.

Through the Program, Class B shareholders and Class C shareholders may withdraw up to 1% of their aggregate net investments (purchases, at initial value, to date net of non-Program redemptions) each month or up to 3% of their aggregate net investment each quarter without incurring otherwise applicable contingent deferred sales charges. Class B shareholders and Class C shareholders redeeming more shares than the percentage permitted by the withdrawal program will be subject to any applicable contingent deferred sales charge on all shares redeemed. Accordingly, the purchase of Class B Shares or Class C Shares will generally not be suitable for an investor who anticipates withdrawing sums in excess of the above limits shortly after purchase.

HOW TO REDEEM SHARES

Under the 1940 Act, payment for shares redeemed must ordinarily be made within seven days after tender. The right to redeem shares may be suspended and payment therefore postponed during periods when the NYSE is closed, other than customary weekend and holiday closings, or if permitted by rules of the SEC, during periods when trading on the NYSE is restricted or during any emergency which makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of their net assets or during any other period permitted by order of the SEC for the protection of investors. Furthermore, the Transfer Agent will not mail redemption proceeds until checks received for shares purchased have cleared, which may take up to 15 days after receipt of the check. Redemptions by Class B and Class C shareholders will be subject to the applicable deferred sales charge, if any. (See the Funds’ current Prospectus for more information.)

The Trust has authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Funds’ behalf. The Funds will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, accepts the order. Customer orders will be priced at the Fund’s net asset value next computed after they are received by an authorized broker or the broker’s authorized designee.

A shareholder should contact his/her broker-dealer if he/she wishes to transfer shares from an existing broker-dealer street name account to a street name account with another broker-dealer. The Funds have no specific procedures governing such account transfers.

Redemption of Small Accounts

Each shareholder account in the Funds which has been in existence for at least one year and which has a value of less than $200 due to redemption activity may be redeemed upon the giving of not less than 60 days written notice to the shareholder mailed to the address of record. During the 60-day period following such notice, the shareholder has the right to add to the account to bring its value to $200 or more. (See the Funds’ current Prospectus for more information.)

Redemptions By Mail

Shareholders may redeem shares by making written request, executed in the full name of the account, directly to Virtus Mutual Funds c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301. However, when certificates for shares are in the possession of the shareholder, they must be mailed or presented, duly endorsed in the full name of the account, with a written request to PEPCO that the applicable Fund redeem the shares. (See the Funds’ current Prospectus for more information.)

Telephone Redemptions

Shareholders may redeem by telephone up to $50,000 worth of their shares held in book-entry form. (See the Funds’ current Prospectus for more information.)

Redemption in Kind

To the extent consistent with state and federal law, the Funds may make payment of the redemption price either in cash or in kind. However, the Funds have elected to pay in cash all requests for redemption by any shareholder of record, limited in respect to each shareholder during any 90-day period to the lesser of $250,000 or 1% of the net asset value of the Funds at the beginning of such period. This election has been made pursuant to Rule 18f-1 under the 1940 Act and is irrevocable while the Rule is in effect unless the SEC, by order, permits the withdrawal thereof. In case of a redemption in kind, securities delivered in payment for shares would be readily marketable and valued at the same value assigned to them in computing the net asset value per share of the Funds. A shareholder receiving such securities would incur brokerage costs when selling the securities.

Account Reinstatement Privilege

Shareholders who may have overlooked features of their investment at the time they redeemed have the privilege of reinvesting their investment at net asset value. (See the Funds’ current Prospectus for more information and conditions attached to this privilege.)

DIVIDENDS, DISTRIBUTIONS AND TAXES

Qualification as a Regulated Investment Company (“RIC”)

Each Fund within the Trust is separate for investment and accounting purposes and is treated as a separate entity for federal income tax purposes. Each Fund has elected to qualify and intends to qualify as a RIC under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). In each taxable year that a Fund qualifies as a RIC, it (but not its shareholders) will be relieved of federal income tax on that portion of its net investment income and net capital gains that are currently distributed (or deemed distributed) to its shareholders. To the extent that a Fund fails to distribute all of its taxable income, it will be subject to corporate income tax (currently maximum rate of 35%) on any retained ordinary investment income or short-term capital gains, and corporate income tax (currently maximum rate of 35%) on any undistributed long-term capital gains.

Each Fund intends to make timely distributions, if necessary, sufficient in amount to avoid the non-deductible 4% excise tax that is imposed on a RIC to the extent that it fails to distribute, with respect to each calendar year, at least 98% of its ordinary income (not including tax-exempt interest) for such calendar year and 98% of its net capital gain income as determined for a one-year period ending on October 31 of such calendar year (or as determined on a fiscal year basis, if the Fund so elects). In addition, an amount equal to any undistributed investment company taxable income or capital gain net income from the previous calendar year must also be distributed to avoid the excise tax. The excise tax is imposed on the amount by which the RIC does not meet the foregoing distribution requirements. If each Fund has taxable income that would be subject to the excise tax, each Fund intends to distribute such income so as to avoid payment of the excise tax. Notwithstanding the foregoing, there may be certain circumstances under which it would be appropriate for the Fund to pay the excise tax.

The Code sets forth numerous requirements that must be satisfied in order for each Fund to qualify as a RIC. If in any taxable year a Fund does not qualify as a RIC, all of its taxable income will be taxed at corporate rates and any capital gain dividend would not retain its character in the hands of the shareholder for tax purposes.

Each Fund must satisfy the following tests each year: (a) derive in each taxable year at least 90% of its gross income from dividends, interest and gains from the sale or other disposition of securities and certain other investment income; (b) meet specified diversification requirements at the end of each quarter, and (c) distribute annually to its shareholders as dividends (not including “capital gains dividends,” discussed below) at least 90% of its ordinary investment income and short-term capital gains, with certain modifications. Each Fund intends to satisfy these requirements. With respect to the diversification requirement, each Fund must also diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. Government securities, and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of that Fund and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any issuer (other than U.S. Government securities). Each Fund intends to comply with all of the foregoing criteria for qualification as a RIC; however, there can be no assurance that each Fund will so qualify and continue to maintain its status as a RIC. If a Fund were unable for any reason to maintain its status as a RIC for any taxable year, adverse tax consequences would ensue.

Taxation of Shareholders

Under the Jobs and Growth Tax Reconciliation Act of 2003, certain qualified dividend income (“QDI”) and long-term capital gains will be taxed at a lower tax rate for individual shareholders. The reduced rate applies to QDI from domestic corporations and certain qualified foreign corporations subject to various requirements and a minimum holding period by both a Fund and its shareholders. Ordinary distributions made by a Fund to its shareholders are eligible for the reduced rate to the extent the underlying income in the Fund is QDI. Under current law, the tax rate on these amounts is scheduled to increase for tax years beginning after December 31, 2010.

Distributions from ordinary investment income and net short-term capital gains will be taxed to the shareholders as ordinary dividend income to the extent of the earnings and profits of the Fund. Ordinary income dividends received by corporate shareholders will qualify for the 70% dividends-received deduction to the extent the Fund designates such amounts as qualifying dividend distributions; however, the portion that may be so designated is subject to certain limitations. Distributions by the Fund that are designated as capital gain distributions by written notice mailed to shareholders within 60 days after the close of the year will be taxed to the shareholders as capital gains, and will not be eligible for the corporate dividends-received deduction.

Dividends declared by a Fund to shareholders of record in October, November or December will be taxable to such shareholders in the year that the dividend is declared, even if it is not paid until the following year (so long as it is actually paid by the Fund prior to February 1). Also, shareholders will be taxable on the amount of long-term capital gains designated by each Fund by written notice mailed to shareholders within 60 days after the close of the year, even if such amounts are not actually distributed to them. Shareholders will be entitled to claim a credit against their own federal income tax liability for taxes paid by each Fund on such undistributed gains, if any.

Dividends and capital gain distributions will be taxable to shareholders as described above whether received in cash or in shares under a Fund’s distribution reinvestment plan. With respect to distributions received in cash or reinvested in shares purchased on the open market, the amount of the distribution for tax purposes will be the amount of cash distributed or allocated to the shareholder.

Shareholders should be aware that the price of shares of a Fund that are purchased prior to a dividend or distribution by the Fund may reflect the amount of the forthcoming dividend or distribution. Such dividend or distribution, when made, would be taxable to shareholders under the principles discussed above even though the dividend or distribution may reduce the net asset value of shares below a shareholder’s cost and thus represent a return of a shareholder’s investment in an economic sense.

A high portfolio turnover rate may result in the realization of larger amounts of short-term gains, which are taxable to shareholders as ordinary income.

Each Fund intends to accrue dividend income for federal income tax purposes in accordance with the rules applicable to RICs. In some cases, these rules may have the effect of accelerating (in comparison to other recipients of the dividend) the time at which the dividend is taken into account by the Fund as taxable income.

Shareholders should consult their own tax advisor about their tax situation.

Income and capital gain distributions are determined in accordance with Income Tax Regulations that may differ from Generally Accepted Accounting Principles (“GAAP”) in the United States.

Taxation of Debt Securities

Certain debt securities can be originally issued or acquired at a discount. Special rules apply under the Code to the recognition of income with respect to such debt securities. Under the special rules, the Fund may recognize income for tax purposes without a corresponding current receipt of cash. In addition, gain on a disposition of a debt security subject to the special rules may be treated wholly or partially as ordinary income, not capital gain.

A Fund may invest in certain investments that may cause it to realize income prior to the receipt of cash distributions, including securities bearing original issue discount. The level of such investments is not expected to affect a Fund’s ability to distribute adequate income to qualify as RIC.

Taxation of Derivatives and Foreign Currency Transactions

Certain futures contracts and foreign currency contracts entered into by a Fund and all listed non-equity options written or purchased by a Fund (including options on debt securities, options on futures contracts, options on securities indices and options on broad-based stock indices) are governed by Section 1256 of the Code. Absent a tax election to the contrary, gain or loss attributable to the lapse, exercise or closing out of any such position are treated as 60% long-term and 40% short-term capital gain or loss, and on the last trading day of a Fund’s taxable year, (and, generally on October 31 for purposes of the 4% excise tax), all outstanding Section 1256 positions are marked to market (i.e., treated as if such positions were closed out at their closing price on such day), and any resulting gain or loss is treated as 60% long-term and 40% short-term capital gain or loss. Under certain circumstances, entry into a futures contract to sell a security may constitute a short sale for federal income tax purposes, causing an adjustment in the holding period of the underlying security or a substantially identical security in a Fund’s portfolio.

Equity options written by the Fund (covered call options on portfolio stock) will be subject to the provisions under Section 1234 of the Code. If the Fund writes a call option, no gain is recognized upon its receipt of a premium. If the option lapses or is closed out, any gain or loss is treated as a short-term capital gain or loss. If a call option is exercised, any resulting gain or loss is a short-term or long-term capital gain or loss depending on the holding period of the underlying stock.

Positions of a Fund which consist of at least one stock and at least one stock option or other position with respect to a related security which substantially diminishes the Fund’s risk of loss with respect to such stock could be treated as a “straddle” that is governed by Section 1092 of the Code, the operation of which may cause deferral of losses, adjustments in the holding periods of stock or securities and conversion of short-term capital losses into long-term capital losses. An exception to these straddle rules exists for any “qualified covered call options” on stock options written by a Fund.

Positions of a Fund which consist of at least one debt security not governed by Section 1256 and at least one futures or currency contract or listed non-equity option governed by Section 1256 which substantially diminishes the Fund’s risk of loss with respect to such debt security are treated as a “mixed straddle.” Although mixed straddles are subject to the straddle rules of Section 1092 of the Code, certain tax elections exist for them that reduce or eliminate the operation of these rules. Each Fund will monitor these transactions and may make certain tax elections in order to mitigate the operation of these rules and prevent disqualification of the Fund as a RIC for federal income tax purposes.

Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time it actually collects such receivables or pays such liabilities generally are treated as ordinary gain or loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. Generally, these gains and losses, referred to under the Code as Section 988 gains or losses, may increase or decrease the amount of each Fund’s investment company taxable income to be distributed to its shareholders as ordinary income.

These special tax rules applicable to options, futures and currency transactions could affect the amount, timing and character of a Fund’s income or loss and hence of its distributions to shareholders by causing holding period adjustments, converting short-term capital losses into long-term capital losses, and accelerating a Fund’s income or deferring its losses.

The IRS has not provided guidance on the tax consequences of certain investments and other activities that the Funds may make or undertake. While the Funds will endeavor to treat the tax items arising from these transactions in a manner which it believes to be appropriate, guarantees cannot be given that the IRS or a court will concur with the Funds’ treatment and that adverse tax consequences will not ensue.

Taxation of Foreign Investments

If a Fund invests in stock of certain passive foreign investment companies, the Fund may be subject to U.S. federal income taxation on a portion of any “excess distribution” with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating such distribution or gain ratably to each day of the Fund’s holding period for the stock. The distributions or gain so allocated to any taxable year of the Fund, other than the taxable year of the excess distribution or disposition, would be taxed to the Fund at the highest ordinary income rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company’s stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the Fund’s investment company taxable income and, accordingly, would not be taxable to the Fund to the extent distributed by the Fund as a dividend to its shareholders. The Fund may elect to mark to market (i.e., treat as if sold at their closing market price on same day), its investments in certain passive foreign investment companies and avoid any tax and or interest charge on excess distributions.

The Funds may be subject to tax on dividend or interest income received from securities of non-U.S. issuers withheld by a foreign country at the source. The United States has entered into tax treaties with many foreign countries that entitle the Fund to a reduced rate of tax or exemption from tax on income. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund’s assets to be invested within various countries is not known. The Fund intends to operate so as to qualify for treaty tax benefits where applicable. If more than 50% of the value of the Fund’s total assets at the close of its taxable year is comprised of stock or securities issued by foreign corporations, the Fund may elect with the IRS to “pass through” to the Fund’s shareholders the amount of foreign income taxes paid by the Fund. If the Fund does elect to “pass through”, each shareholder will be notified within 60 days after the close of each taxable year of the Fund if the foreign taxes paid by the Fund will “pass through” for that year, and, if so, the amount of each shareholder’s pro rata share (by country) or (i) the foreign taxes paid and (ii) the Fund’s gross income from foreign sources.

Sale or Exchange of Fund Shares

Gain or loss will be recognized by a shareholder upon the sale of shares in a Fund or upon an exchange of shares in a Fund for shares in another Fund. Provided that the shareholder is not a dealer in such shares, such gain or loss will generally be treated as capital gain or loss, measured by the difference between the adjusted basis of the shares and the amount realized therefrom. Under current law, capital gains (whether long-term or short-term) of individuals and corporations are fully includable in taxable income, although for certain taxpayers, the tax rate is 0% on long-term capital gains in 2008 through

2010. Capital losses (whether long-term or short-term) may offset capital gains plus (for non-corporate taxpayers only) up to $3,000 per year of ordinary income.

Redemptions, including exchanges, of shares may give rise to recognized gains or losses, except as to those investors subject to tax provisions that do not require them to recognize such gains or losses. All or a portion of a loss realized upon the redemption, including exchanges, of shares may be disallowed under “wash sale” rules in Section 1091 of the Code to the extent shares are purchased (including shares acquired by means of reinvested dividends) within a 61-day period beginning 30 days before and ending 30 days after such redemption. Any loss realized upon a shareholder’s sale, redemption or other disposition of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any distribution of long-term capital gains with respect to such shares.

Under certain circumstances, the sales charge incurred in acquiring shares of a Fund may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies where shares of a Fund are disposed of within 90 days after the date on which they were acquired and new shares of a RIC are acquired without a sales charge or at a reduced sales charge. In that case, the gain or loss realized on the disposition will be determined by excluding from the tax basis of the shares disposed of all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of the shareholder having incurred a sales charge initially. The portion of the sales charge affected by this rule will be treated as a sales charge paid for the new shares.

Tax Information

Written notices will be sent to shareholders regarding the intended federal income tax status of all distributions made (or deemed to have been made) during each taxable year, including the amount of QDI for individuals, the amount qualifying for the corporate dividends-received deduction (if applicable) and the amount designated as capital gain dividends, undistributed capital gains (if any), tax credits (if applicable), and cumulative return of capital (if any).

Important Notice Regarding Taxpayer IRS Certification

Pursuant to IRS Regulations, the Fund may be required to withhold a percentage of all reportable payments, including any taxable dividends, capital gains distributions or share redemption proceeds, at the rate in effect when such payments are made, for an account which does not have a taxpayer identification number or certain required certifications. The Funds reserve the right to refuse to open an account for any person failing to provide a taxpayer identification number along with the required certifications. The Funds will furnish shareholders, within 31 days after the end of the calendar year, with the information that is required by the IRS for filing income tax returns. The Fund will also provide this same information to the IRS in the manner required by the IRS. Depending on your State of residence, the information may also be filed with your State taxing authority.

Some shareholders may be subject to withholding of federal income tax on dividends and redemption payments from the Funds (“backup withholding”) at the rate in effect when such payments are made. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Generally, shareholders subject to backup withholding will be (i) those for whom a certified taxpayer identification number is not on file with the Fund, (ii) those about whom notification has been received (either by the shareholder or the Fund) from the IRS that they are subject to backup withholding or (iii) those who, to the Fund’s knowledge, have furnished an incorrect taxpayer identification number. Generally, to avoid backup withholding, a shareholder must, at the time an account is opened, certify under penalties of perjury that the taxpayer identification number furnished is correct and that he or she is not subject to backup withholding.

Foreign Shareholders

Dividends paid by the Funds from net investment income and net realized short-term capital gains to a shareholder who is a nonresident alien individual, a foreign trust or estate, a foreign corporation or a foreign partnership (a “foreign shareholder”) will be subject to United States withholding tax at a rate of 30% unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Foreign shareholders are urged to consult their own tax advisors concerning the applicability of the United States withholding tax and any foreign taxes.

Other Tax Consequences

In addition to the federal income tax consequences described above, there may be other federal, state or local tax considerations and estate tax considerations applicable to the circumstances of a particular investor. The foregoing discussion is based upon the Code, judicial decisions and administrative regulations, rulings and practices in effect as of June 2007, all of which are subject to change and which, if changed, may be applied retroactively to a Fund, its shareholders and/or its assets. No rulings have been sought from the IRS with respect to any of the tax matters discussed above.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal bonds and similar proposals may be introduced in the future. If such a proposal were enacted, the availability of tax-exempt bonds for investment by the Fund and the value of the Fund’s portfolio would be affected. The Trustees would then re-evaluate the Fund’s investment objective and policies.

The information included in the Prospectus with respect to taxes, in conjunction with the foregoing, is a general and abbreviated summary of applicable provisions of the Code and Treasury regulations now in effect as currently interpreted by the courts and the IRS. The Code and these Regulations, as well as the current interpretations thereof, may be changed at any time by legislative, judicial, or administrative action. Accordingly, prospective purchasers are urged to consult their tax advisors with specific reference to their own tax situation, including the potential application of federal, state, local and foreign taxes.

Except as expressly set forth above, the foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. taxpayers. Each shareholder who is not a U.S. taxpayer should consider the U.S. and foreign tax consequences of ownership of shares of the Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax on amounts constituting ordinary income received by him or her, where such amounts are treated as income from U.S. sources under the Code. It does not address the special tax rules applicable to certain classes of investors, such as insurance companies.

TAX SHELTERED RETIREMENT PLANS

Shares of the Funds are offered in connection with the following qualified prototype retirement plans: IRA, Rollover IRA, SEP-IRA, SIMPLE, IRA, Roth IRA, 401(k), Profit-Sharing, Money Purchase Pension Plans and 403(b) Retirement Plans. Write or call PEPCO (800) 243-4361 for further information about the plans.

Merrill Lynch Daily K Plan

Class A Shares of a Fund are made available to Merrill Lynch Daily K Plan (the “Plan”) participants at NAV without an initial sales charge if:

(i) the Plan is recordkept on a daily valuation basis by Merrill Lynch and, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets invested in broker-dealer funds not advised or managed by Merrill Lynch Asset Management L.P. (MLAM) that are made available pursuant to a Service Agreement between Merrill Lynch and the fund’s principal underwriter or distributor and in funds advised or managed by MLAM (collectively, the “Applicable Investments”);

(ii) the Plan is recordkept on a daily valuation basis by an independent recordkeeper whose services are provided through a contract or alliance arrangement with Merrill Lynch, and, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets, excluding money market funds, invested in Applicable Investments; or

(iii) the Plan has 500 or more eligible employees, as determined by a Merrill Lynch plan conversion manager, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement.

Alternatively, Class B Shares are made available to Plan participants at NAV without a CDSC if the Plan conforms with the requirements for eligibility set for in (i) through (iii) above but either does not meet the $3 million asset threshold or does not have 500 or more eligible employees.

Plans recordkept on a daily basis by Merrill Lynch or an independent recordkeeper under a contract with Merrill Lynch that are currently investing in Class B Shares convert to Class A Shares once the Plan has reached $5 million invested in Applicable Investments, or after the normal holding period of seven years from the initial date of purchase.

THE DISTRIBUTOR

Pursuant to an Underwriting Agreement with the Trust, PEPCO (the “Distributor”), a wholly-owned subsidiary of Virtus and an affiliate and the sole owner of VIA, serves as distributor of the Funds. As such, the Distributor conducts a continuous offering pursuant to a “best efforts” arrangement requiring it to take and pay for only such securities as may be sold to the public. Shares of the Funds may be purchased through investment dealers who have sales agreements with the Distributor. The address of the Distributor is One American Row, P.O. Box 5056, Hartford, Connecticut 06102-5056.

For its services under the Underwriting Agreement, PEPCO receives sales charges on transactions in Trust shares and retains such charges, less the portion thereof allowed to its registered representatives and to securities dealers and securities brokers with whom it has sales agreements. In addition, PEPCO may receive payments from the Trust pursuant to the Distribution Plans described below. During the fiscal years ended June 30, 2006, 2007 and for the period ended March 31, 2008, purchasers of shares of the Funds paid aggregate sales charges of $987,518, $2,455,421 and $819,472, respectively, of which the Distributor received net commissions of $176,572, $356,778 and $272,919, respectively, for its services, the balance being paid to dealers. For the fiscal year ended March 31, 2008, the Distributor received net commissions of $100,129 for Class A Shares and deferred sales charges of $83,778 for Class B Shares and $89,013 for Class C Shares.

The Underwriting Agreement may be terminated at any time on not more than 60 days written notice, without payment of a penalty, by the Distributor, by vote of a majority of the outstanding voting securities of the Funds, or by vote of a majority of the Trust’s Trustees who are not “interested persons” of the Trust and who have no direct or indirect financial interest in the operation of the Distribution Plans or in any related agreements. The Underwriting Agreement will terminate automatically in the event of its “assignment,” as defined in Section 2(a)(4) of the 1940 Act.

Dealer Concessions

Dealers with whom the Distributor has entered into sales agreements receive a discount or commission on purchases of Class A Shares as set forth below.

Amount of Transaction at Offering Price	Sales Charge as Percentage of Offering Price	Sales Charge as Percentage of Amount Invested	Dealer Discount or Agency Fee as Percentage of Offering Price
Less than $50,000	5.75%	6.10%	5.00%

$50,000 but under $100,000	4.75	4.99	4.25

$100,000 but under $250,000	3.75	3.90	3.25

$250,000 but under $500,000	2.75	2.83	2.25

$500,000 but under $1,000,000	2.00	2.04	1.75

$1,000,000 or more	None	None	None

In addition to the dealer discount on purchases of Class A Shares, the Distributor intends to pay investment dealers a sales commission of 4% of the sale price of Class B shares and a sales commission of 1% of the sale price of Class C Shares sold by such dealers. This sales commission will not be paid to dealers for sales of the Class B Shares or Class C Shares purchased by 401(k) participants of the Merrill Lynch Daily K Plan due to a waiver of the CDSC for these Plan participants’ purchases. Your broker, dealer or financial advisor may also charge you additional commissions or fees for their services in selling shares to you provided they notify the Distributor of their intention to do so.

Dealers and other entities who enter into special arrangements with the Distributor may receive compensation for the sale and promotion of shares of the Funds and/or for providing other shareholder services. Such fees are in addition to the sales commissions referenced above and may be used based upon the amount of sales of fund shares by a dealer; the provision of assistance in marketing of fund shares; access to sales personnel and information dissemination services; provision of recordkeeping and administrative services to qualified employee benefit plans; and other criteria as established by the Distributor. Depending on the nature of the services, these fees may be paid either from the Funds through distribution fees, service fees or transfer agent fees or in some cases, the Distributor may pay certain fees from its own profits and resources. From its own profits and resources, the Distributor does intend to: (a) from time to time pay special incentive and retention fees to qualified wholesalers, registered financial institutions and third party marketers; (b) pay broker-dealers an amount equal to 1% of the first $3 million of Class A Share purchases by an account held in the name of a qualified employee benefit plan with at least 100 eligible employees, 0.50% on the next $3 million, plus 0.25% on the amount in excess of $6 million; and (c) excluding purchases as described in (b) above, pay broker-dealers an amount equal to 1.00% of the amount of Class A Shares sold from $1,000,000 to $3,000,000, 0.50% on amounts of $3,000,001 to $10,000,000 and 0.25% on amounts greater than $10,000,000. If part or all of such investment as described in (b) and (c) above, including investments by qualified employee benefit plans, is subsequently redeemed within one year, a 1% CDSC may apply, except for redemptions of shares purchased on which a finder’s fee has been paid where such investor’s dealer of record, due to the nature of the investor’s account, notifies the Distributor prior to the time of the investment that the dealer waives the finder’s fee otherwise payable to the dealer, or agrees to receive such finder’s fee ratably over a 12-month period. For purposes of determining the applicability of the CDSC, the one-year period begins on the last day of the month preceding the month in which the purchase was made. In addition, the Distributor may pay the entire applicable sales charge on purchases of Class A shares to selected dealers and agents. Any dealer who receives more than 90% of a sales charge may be deemed to be an “underwriter” under the Securities Act of 1933 (the “1933 Act”). PEPCO reserves the right to discontinue or alter such fee payment plans at any time.

From its own resources or pursuant to the Trust’s Distribution Plan, and subject to the dealers’ prior approval, the Distributor may provide additional compensation to registered representatives of dealers in the form of travel expenses, meals, and lodging associated with training and educational meetings sponsored by the Distributor. The Distributor may also provide gifts amounting in value to less than $100, and occasional meals or entertainment, to registered representatives of dealers. Any such travel expenses, meals, lodging, gifts or entertainment paid will not be preconditioned upon the registered representatives’ or dealers’ achievement of a sales target. The Distributor may, from time-to-time, reallow the entire portion of the sales charge on Class A shares which it normally retains to individual selling dealers. However, such additional reallowance generally will be made only when the selling dealer commits to substantial marketing support such as internal wholesaling through dedicated personnel, internal communications and mass mailings.

The Distributor has agreed to pay fees to certain distributors for preferred marketing opportunities. These arrangements may be viewed as creating a conflict of interest between these distributors and investors. Investors should make due inquiry of their selling agents to ensure that they are receiving the requisite point of sale disclosures and suitable recommendations free of any influence by reason of these arrangements.

Administrative Services

PEPCO also acts as administrative agent (“Administrator”) of the Trust. For its services as Administrator, PEPCO receives an administration fee based upon the average net assets across all non-money market funds of the Virtus Mutual Funds at the following incremental rates:

First $5 billion	0.09%
$5 billion to $15 billion	0.08%
Greater than $15 billion	0.07%

For the money market Funds, the fee is 0.035% of the average net assets across all Virtus money market Funds within the Virtus Mutual Funds. For the purposes for applying the fee breakpoints, the Virtus Mutual Funds’ average net assets may be aggregated with the average net assets of a non-affiliated fund complex for which PEPCO acts as administrator.

Until June 30, 2006, PEPCO served as Financial Agent to the Trust. PEPCO received a fee equal to the sum of (1) the documented cost to PEPCO to provide oversight of PFPC Inc. (subagent to PEPCO) (“PFPC”), plus (2) the documented costs of fund accounting, tax services and related services provided by PFPC.

For its services to the Trust for the fiscal years ended June 30, 2006, 2007 and for the period ended March 31, 2008, PEPCO received fees totaling $399,831, $615,881 and $1,806,196, respectively.

SERVICE AND DISTRIBUTION PLANS

Each Fund in the Trust has adopted a service and/or distribution plan for each class of shares, with the exception of Class I (i.e., a plan for the Class A Shares, a plan for the Class B Shares and a plan for the Class C Shares, collectively, the “Plans”) in accordance with Rule 12b-1 under the 1940 Act, to compensate the Distributor for the services it provides and for the expenses it bears under the Underwriting Agreement. Each applicable class of shares pays a service fee at a rate of 0.25% per annum of the average daily net assets of such class of the Fund and a distribution fee based on average daily net assets at the rates of 0.75% per annum for Class B Shares and 0.75% per annum for Class C Shares.

For the All-Cap Growth Fund and Small-Cap Growth Fund the service fee is paid under a separate Shareholder Service Plan that has not been approved under Rule 12b-1.

Under each Plan, the Distributor will pay a quarterly fee to qualifying broker-dealer firms, as compensation for providing personal services and/or the maintenance of shareholder accounts, with respect to shares sold by such firms. Under the Distribution Plans, the amounts paid may be used for distribution related activities. In the case of shares of the Funds being sold to an affiliated fund of funds, fees payable under the Plans shall be paid to the distributor of the fund of funds. This fee will not exceed on an annual basis 0.25% of the average annual net asset value of such shares, and will be in addition to sales charges on Fund shares which are reallowed to such firms. To the extent that the entire amount of the Service Fee is not paid to such firms, the balance will serve as compensation for personal and account maintenance services furnished by the Distributor.

For the fiscal year ended March 31, 2008, the Funds paid Rule 12b-1 Fees in the amount of $7,313,359 of which the Distributor received $2,099,029 and unaffiliated broker-dealers received $5,214,330. The Rule 12b-1 payments were used for (1) compensation to dealers, $10,690,741; (2) compensation to sales personnel, $2,797,693; (3) advertising, $522,821; (4) service costs, $332,169; (5) printing and mailing of prospectuses to other than current shareholders, $121,339; and (6) other, $159,468.

For the fiscal year ended March 31, 2008, All-Cap Growth Fund and Small-Cap Growth Fund paid service fees under the non-12b-1 Shareholder Service Plans in the amount of $199,420; of which the principal underwriter received $58,174 and unaffiliated broker-dealers received $141,246. Distributor expenses under the Services Agreement consisted of: (1) compensation to dealers, $510,110; and (2) service costs, $18,028.

On a quarterly basis, the Trust’s Trustees review a report on expenditures under the Plans and the purposes for which expenditures were made. The Trustees conduct an additional, more extensive review annually in determining whether the Plans will be continued. By their terms, continuation of the Plans from year to year is contingent on annual approval by a majority of the Trust’s Trustees and by a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plans or any related agreements (the “Plan Trustees”). The Plans provide that they may not be amended to increase materially the costs which the Funds may bear pursuant to the Plans without approval of the shareholders of the Funds and that other material amendments to the Plans must be approved by a majority of the Plan Trustees by vote cast in person at a meeting called for the purpose of considering such amendments. The Plans further provide that while they are in effect, the selection and nomination of Trustees who are not “interested persons” shall be committed to the discretion of the Trustees who are not “interested persons.” The Plans may be terminated at any time by vote of a majority of the Plan Trustees or a majority of the outstanding shares of the Funds. The Trustees have concluded that there is a reasonable likelihood that the Plans will benefit the Funds and all classes of shareholders.

No interested person of the Funds and no Trustee who is not an interested person of the Funds, as that term is defined in the 1940 Act, had any direct or indirect financial interest in the operation of the Plans.

The Board of Trustees has also adopted a Plan pursuant to Rule 18f-3 under the 1940 Act permitting the issuance of shares in multiple classes.

The Financial Industry Regulatory Authority (“FINRA”) regards certain distribution fees as asset-based sales charges subject to FINRA sales load limits. FINRA’s maximum sales charge rule may require the Trustees to suspend distribution fees or amend the Plans.

MANAGEMENT OF THE TRUST

The Trust is an open-end management investment company known as a mutual fund. The Trustees of the Trust (“Trustees”) are responsible for the overall supervision of the Trust and perform the various duties imposed on Trustees by the 1940 Act and Delaware statutory trust law.

Trustees and Officers

The Trustees are responsible for the overall supervision of the Funds, including establishing the Funds’ policies, general supervision and review of their investment activities. The officers who administer the Funds’ daily operations, are appointed by the Board of Trustees. The current Trustees and officers of the Trust performing a policy-making function and their affiliations and principal occupations for the past five years are set forth below. Unless otherwise noted, the address of each individual is 56 Prospect Street, Hartford, Connecticut 06115-0480. There is no stated term of office for Trustees of the Trust.

Independent Trustees

Name, Address and Year of Birth	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee

Leroy Keith, Jr. YOB: 1939	Served since 1993.	53	Managing Director, Almanac Capital Management (commodities business) (since 2007). Partner, Stonington Partners, Inc. (private equity firm) (2001-2007). Director/Trustee, Evergreen Funds (88 portfolios).

Geraldine M. McNamara YOB: 1951	Served since 2001.	55	Retired. Managing Director, U.S. Trust Company of New York (private bank) (1982-2006).

James M. Oates YOB: 1946	Served since 1993.	53	Managing Director, Wydown Group (consulting firm) (1994-present). Chairman, Hudson Castle Group, Inc. (Formerly IBEX Capital Markets, Inc.) (financial services) (1997-2006). Director, Stifel Financial. Chairman and Trustee, John Hancock Trust (93 portfolios) and John Hancock Funds II (74 portfolios). Non-Executive Chairman, Hudson Castle Group, Inc.

Richard E. Segerson YOB: 1946	Served since 1988.	53	Managing Director, Northway Management Company (1998-present).

Ferdinand L.J. Verdonck YOB: 1942	Served since 2004.	53	Retired. Director, Galapagos N.V. (biotechnology). Mr. Verdonck is also a director of several non-U.S. companies.

Interested Trustees

Each of the individuals listed below is an “interested person” of the Trust, as defined in Section 2(a)(19) of the 1940 Act, as amended, and the rules and regulations thereunder.

Name, Address, Position(s) with Trust and Year of Birth	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee

George R. Aylward* Trustee and President YOB: 1964	Served since 2006.	55	Director and President (2006-present), Chief Operating Officer (2004-present), Executive Vice President (2004-2006), Vice President, Finance, (2001-2002), Virtus Investment Partners, Inc. President (2006-present), Executive Vice President (2004-2006), the Virtus Mutual Funds Family. Chairman, President and Chief Executive Officer, The Zweig Fund Inc. and The Zweig Total Return Fund Inc. (2006-present). Senior Executive Vice President and President, Asset Management (since 2008), Senior Vice President and Chief Operating Officer, Asset Management (2004-2007), Vice President (2001-2004), The Phoenix Companies, Inc. Various senior officer and directorship positions with Phoenix affiliates (until 2008).

Philip R. McLoughlin** Chairman YOB: 1946	Served since 1993.	73	Partner, Cross Pond Partners, LLC (2006-Present). Director, Argo Group International Holding Ltd. (Insurance), World Trust Fund and KBC Asset Management, Ltd.

*	Mr. Aylward is an “interested person” as defined in the Investment Company Act of 1940, by reason of his position with Virtus Investment Partners Inc. (“Virtus”) and its affiliates.

**	Mr. McLoughlin is treated as an “interested person,” as defined in the 1940 Act, because of his participation in certain retirement plans maintained by Virtus and its affiliates.

Officers of the Trust Who Are Not Trustees

Name, Address and Date of Birth	Position(s) Held with the Trust and Length of Time Served	Principal Occupation(s) During Past Five Years

Nancy G. Curtiss YOB: 1952	Senior Vice President since 2006.	Assistant Treasurer (2001-present), Phoenix Equity Planning Corporation. Vice President (2003-2007), Vice President, Head of Asset Management Operations (since 2007), Virtus Investment Partners, Inc. Ms. Curtiss is also Treasurer of various other investment companies within the Virtus Mutual Fund Complex (1994-present).

Marc Baltuch 900 Third Avenue New York, NY 10022 YOB: 1945	Vice President and Chief Compliance Officer since 2004.	Chief Compliance Officer, Zweig-DiMenna Associates LLC (1989-present). Vice President, The Zweig Total Return Fund, Inc. (2004-present). Vice President, The Zweig Fund, Inc. (2004-present). President and Director of Watermark Securities, Inc. (1991-present). Assistant Secretary, Gotham Advisors Inc. (1990-2005).

Kevin J. Carr One American Row Hartford, CT 06102 YOB: 1954	Vice President, Chief Legal Officer and Secretary since 2005.	Vice President and Counsel, Phoenix Life Insurance Company (2005- 2008). Compliance Officer of Investments and Counsel, Travelers Life & Annuity Company (January 2005-May 2005). Assistant General Counsel, The Hartford Financial Services Group (1999-2005).

W. Patrick Bradley YOB: 1972	Chief Financial Officer and Treasurer since 2006.	Vice President, Fund Administration (2007-present), Second Vice President, Fund Control & Tax (2004-2006), Virtus Investment Partners, Inc. Vice President, Chief Financial Officer, Treasurer and Principal Accounting Officer or Chief Financial Officer and Treasurer (2005-present), Assistant Treasurer (2004-2006), certain funds within the Virtus Mutual Fund Complex. Senior Manager, Audit, Deloitte & Touche, LLP (1999-2004).

Committees of the Board

The Board of Trustees has established several standing committees to oversee particular aspects of the Funds’ management.

The Audit Committee.  The Audit Committee is responsible for overseeing the Funds’ accounting and auditing policies and practices. The Audit Committee reviews the Funds’ financial reporting procedures, their system of internal control, the independent audit process, and the Funds’ procedures for monitoring compliance with investment restrictions and applicable laws and regulations and with the Code of Ethics. The Audit Committee is composed entirely of Independent Trustees; its members are James M. Oates, Chairperson, Dr. Leroy Keith, Jr., Geraldine M. McNamara, Richard E. Segerson, and Ferdinand L.J. Verdonck. The Committee met four times during the Trust’s last fiscal year.

The Executive Committee.  The function of the Executive Committee is to act on behalf of the Board when it is not in session, subject to limitations as set by the Board. Its members are Philip R. McLoughlin, Chairperson, Dr. Leroy Keith, Jr., and James M. Oates. Each of the members is an independent trustee, except Mr. McLoughlin, who is an Interested Trustee. The committee met eleven times during the Trust’s last fiscal year.

The Governance and Nominating Committee.  The Governance and Nominating Committee is responsible for developing and maintaining governance principles applicable to the Funds, for nominating individuals to serve as Trustees, including as Independent Trustees and annually evaluating the Board and Committees. The Governance and Nominating Committee is composed entirely of Independent Trustees; its members are Dr. Leroy Keith, Jr., Chairperson, Geraldine M. McNamara, James M. Oates, Richard E. Segerson, and Ferdinand L.J. Verdonck. The Committee met four times during the Trust’s last fiscal year.

The Board has adopted a policy for consideration of Trustee nominees recommended by shareholders. With regards to such policy, an individual shareholder submitting a nomination must hold for at least one full year 5% of the shares of a series of the Trust. Shareholder nominees for Trustee will be given the same consideration as any other candidate provided the nominee meets certain minimum requirements.

Compensation

Trustees who are not employed by the Adviser or its affiliates receive an annual retainer and fees and expenses for attendance at Board and Committee meetings. Officers and employees of the Adviser of the Funds who are interested persons are compensated for their services by the Adviser of the Funds, or an affiliate of the Adviser of the Funds, and receive no compensation from the Funds. The Trust does not have any retirement plan for its Trustees.

For the Trust’s fiscal year ended March 31, 2008, the Trustees received the following compensation:

Name of Trustee	Aggregate Compensation From Trust	Total Compensation From Trust and Fund Complex (74 Funds) Paid to Trustees

Independent Trustees
E. Virgil Conway**	$31,774	$141,387
Harry Dalzell-Payne**	$30,231	$135,887
Francis E. Jeffries**	$21,315	$147,518
Leroy Keith, Jr.	$37,362	$134,750
Geraldine M. McNamara*	$30,231	$175,250
James M. Oates	$40,208	$147,750
Richard E. Segerson	$21,315	$97,000
Ferdinand L.J. Verdonck	$20,379	$92,750

Interested Trustees
George R. Aylward	$0	$0
Marilyn E. LaMarche***	$13,887	$63,000
Philip R. McLoughlin	$45,517	$291,750

*	As of March 31, 2008, Ms. McNamara previously deferred compensation (and the earnings thereon) in the amount of $295,851.17.

**	Mr. Conway, Mr. Dalzell-Payne and Mr. Jeffries retired from the Board of Trustees in May 2008.

***	Ms. LaMarche retired from the Board of Trustees on December 31, 2007.

Trustee Ownership of Securities

Set forth in the table below is the dollar range of equity securities owned by each Trustee as of December 31, 2007:

Name of Trustee	Dollar Range of Equity Securities in the Trust’s Funds	Aggregate Dollar Range of Trustee Ownership in all Funds Overseen by Trustee in Family of Investment Companies

Independent Trustees
Leroy Keith, Jr.	None	$1-$10,000
Geraldine M. McNamara	Balanced Fund – $50,001-$100,000	Over $100,000
Growth & Income Fund – Over $100,000
James M. Oates	Growth & Income Fund – $50,001-$100,000	Over $100,000
Growth Opportunities Fund – Over $100,000
Mid-Cap Value Fund – $50,001-$100,000
Quality Small-Cap Fund – $10,001-$50,000
Small-Cap Growth Fund – $10,001-$50,000
Small-Mid Cap Fund – $50,001-$100,000
Richard E. Segerson	None	Over $100,000
Ferdinand L.J. Verdonck	None	None

Interested Trustees
George R. Aylward	Balanced Fund – $1-$10,000	$50,001-$100,000
Capital Growth Fund – $1-$10,000
Growth & Income Fund – $1-$10,000
Mid-Cap Value Fund – $1-$10,000
Strategic Growth Fund – $1-$10,000
Value Opportunities Fund – $1-$10,000
Philip R. McLoughlin	Growth & Income – Over $100,000	Over $100,000
Mid-Cap Value Fund – Over $100,000
Value Opportunities Fund – $50,001-$100,000

On May 8, 2008, the Trustees and officers of the Funds beneficially owned less than 1% of the outstanding shares of any of the Funds.

Principal Shareholders

The following table sets forth information as of May 8, 2008 with respect to each person who owns of record or is known by the Trust to own of record or beneficially own 5% or more of any class of the Fund’s equity securities:

Name of Shareholder	Fund and Class	Percentage of Class	Number of Shares
Carolina First Bank Trust Dept.(1)	Income & Growth Fund – Class C	9.34%	14,980.579
Carolina First Trust Division
P.O. Box 12249
Columbia, SC 29211-2249

Charles Schwab & Co. Inc.(1)	Growth & Income Fund – Class I	6.54%	89,145.214
Special Custody Account for Benefit of Customers	Small-Mid Cap Fund – Class A	28.57%	377,908.149
Attn Mutual Funds	Small-Mid Cap Fund – Class I	11.33%	235,676.077
101 Montgomery St	Value Opportunities Fund – Class A	6.89%	563,069.685
San Francisco, CA 94104-4151

Charles Schwab & Co. Inc.(1)	Mid-Cap Growth Fund – Class I	10.38%	10,327.356
Reinvest Account
Attn Mutual Fund Dept
101 Montgomery St
San Francisco, CA 94104-4151

Name of Shareholder	Fund and Class	Percentage of Class	Number of Shares
Charles Schwab & Co.(1)	Growth Opportunities Fund – Class A	12.08%	350,595.709
Attn Mutual Funds/Team S
4500 Cherry Creek Dr S Fl 3
Denver, CO 80246

Citigroup Global Markets Inc.(1)	Balanced Fund – Class C	6.68%	304,289.821
House Account	Income & Growth Fund – Class A	5.55%	1,601,075.198
Attn Peter Booth 7th Floor	Mid-Cap Value Fund – Class C	12.71%	831,072.121
333 W 34th St	Small-Cap Value Fund – Class C	8.09%	245,912.613
New York, NY 10001-2402	Small-Mid Cap Fund – Class A	5.38%	71,209.215
	Small-Mid Cap Fund – Class B	12.38%	13,339.862
	Small-Mid Cap Fund – Class C	30.21%	136,255.760
	Strategic Growth Fund – Class C	13.43%	55,063.570
	Value Opportunities Fund – Class C	6.60%	50,990.821

JPM Chase Bank, N.A. FBO	Growth & Income Fund – Class I	8.63%	117,545.207
500 Stanton Christiana Rd
Newark, DE 19713-2105

JPM Chase Bank, N.A. FBO	Growth & Income Fund – Class I	6.23%	84,844.446
500 Stanton Christiana Rd
Newark, DE 19713-2105

LPL Financial Services(1)	Mid-Cap Value Fund – Class A	6.25%	1,436,799.585
9785 Towne Centre Dr	Quality Small-Cap Fund – Class I	38.26%	1,929,336.836
San Diego, CA 92121-1968	Small-Cap Sustainable Growth Fund – Class A	55.39%	510,598.349
	Small-Cap Sustainable Growth Fund – Class I	27.32%	186,907.118

LPL Financial Services	Small-Cap Sustainable Growth Fund – Class C	9.16%	1,937.984
9785 Towne Centre Dr
San Diego, CA 92121-1968

LPL Financial Services	Small-Cap Sustainable Growth Fund – Class C	5.49%	1,162.791
9785 Towne Centre Dr
San Diego, CA 92121-1968

Mark Blank Ttee	Strategic Growth Fund – Class I	6.54%	38,972.371
Jerry & Joan Blank Irrev Trust
FBO The Children of Mark Blank
Miami, FL 33256-6388

Merrill Lynch Pierce Fenner & Smith Inc. Trade House Account(1)	Small-Cap Growth Fund – Class C	27.63%	111,420.957
Attn Book Entry
4801 Deer Lake Dr E
Jacksonville, FL 32246

Name of Shareholder	Fund and Class	Percentage of Class	Number of Shares
MLPF&S for the Sole(1)	All-Cap Growth Fund – Class A	28.72%	1,671,351.363
Benefit of its Customers	All-Cap Growth Fund – Class B	11.72%	41,438.540
Attn Fund Administration	All-Cap Growth Fund – Class C	38.52%	214,986.276
4800 Deer Lake Dr E FL 3	Balanced Fund – Class B	6.94%	60,693.532
Jacksonville, FL 32246-6484	Balanced Fund – Class C	14.54%	662,167.336
	Capital Growth Fund – Class C	42.77%	91,403.251
	Growth & Income Fund – Class A	5.21%	518,797.570
	Growth & Income Fund – Class B	8.62%	84,183.206
	Growth & Income Fund – Class C	11.62%	337,061.293
	Growth Opportunities Fund – Class C	57.73%	124,832.449
	Income & Growth Fund – Class B	5.45%	27,857.784
	Income & Growth Fund – Class C	19.75%	31,672.744
	Mid-Cap Growth Fund – Class B	15.35%	116,874.215
	Mid-Cap Growth Fund – Class C	35.71%	149,768.815
	Mid-Cap Value Fund – Class A	12.29%	2,823,843.000
	Mid-Cap Value Fund – Class C	25.98%	1,699,105.678
	Small-Cap Growth Fund – Class A	8.00%	214,453.169
	Small-Cap Growth Fund – Class B	14.65%	66,729.037
	Small-Cap Value Fund – Class B	6.82%	73,493.283
	Small-Cap Value Fund – Class C	10.79%	328,130.984
	Small-Mid Cap Fund – Class B	13.95%	15,030.355
	Small-Mid Cap Fund – Class C	32.54%	146,739.933
	Strategic Growth Fund – Class C	16.25%	66,635.995
	Value Opportunities Fund – Class C	11.60%	89,596.850

NFS LLC FEBO	Growth & Income Fund – Class I	10.04%	136,756.985
Donna K Sefton Ttee	Small-Cap Sustainable Growth Fund – Class I	9.46%	64,695.229
Donna K Sefton Trust
San Diego, CA 92103-6624

NFS LLC FEBO	Small-Cap Sustainable Growth Fund – Class I	10.72%	73,366.976
Harley K Sefton Ttee
Donna K Sefton Irrev Trust
San Diego, CA 92103-6624

NFS LLC FEBO	Mid-Cap Growth Fund – Class I	15.97%	15,884.652
Robert A Jarman
Berkeley, CA 94707-2454

NFS LLC FEBO(1)	Mid-Cap Growth Fund – Class I	12.29%	12,225.496
Saybrook Grad Schl Rsrch Cntr
Board Restricted Funds
747 Front St Fl 3
San Francisco, CA 94111-1920

NFSC FEBO(1)	Mid-Cap Value Fund – Class A	5.12%	1,176,000.949
FIIOC as Agent for Qualified Employee Benefit Plans (401k) FINOPS-IC Funds
100 Magellan Way KW1C
Covington, KY 41015-1987

NFS LLC FEBO	Strategic Growth Fund – Class I	24.98%	148,914.185
The Northern Trust Company
P.O. Box 92956
Chicago, IL 60675-0001

Name of Shareholder	Fund and Class	Percentage of Class	Number of Shares
NFS LLC FEBO	Strategic Growth Fund – Class I	24.98%	148,914.185
The Northern Trust Company
P.O. Box 92956
Chicago, IL 60675-0001

Phoenix Equity Planning Corp	Mid-Cap Growth Fund – Class I	5.83%	5,797.101
Attn Corp Accounting	Mid-Cap Value Fund – Class I	100.00%	4,716.981
56 Prospect St	Small-Cap Sustainable Growth Fund – Class C	47.24%	10,000.000
Hartford, CT 06103-2818

Prudential Investment Mgmt(1)	Small-Mid Cap Fund – Class I	5.78%	120,313.690
FBO Mutual Fund Clients
100 Mulberry St
3 Gateway Center Fl 11
Newark, NJ 07102-4000

Tony Blank Ttee	Strategic Growth Fund – Class I	5.92%	35,319.151
Jerry & Joan Blank Irrev Trust
FBO The Children of Mark Blank
Coral Gables, FL 33146-2918

Virtus Wealth Builder Fund	Growth & Income Fund – Class A	7.49%	746,060.939
Attn Chris Wilkos	Growth Opportunities Fund – Class A	14.91%	432,826.308
Shareholders Services Dept	Quality Small-Cap Fund – Class A	14.88%	202,880.969
C/O Phoenix Equity Planning	Small-Cap Sustainable Growth Fund – Class A	28.34%	261,210.034
101 Munson St	Value Opportunities Fund – Class A	12.82%	1,047,838.113
Greenfield, MA 01301-9684

Virtus Wealth Guardian Fund	Growth Opportunities Fund – Class A	5.41%	157,008.258
Attn Chris Wilkos	Quality Small-Cap Fund – Class A	5.41%	73,745.171
Shareholders Services Dept	Small-Cap Sustainable Growth Fund – Class A	9.16%	84,461.820
C/O Phoenix Equity Planning	Value Opportunities Fund – Class A	5.11%	418,064.114
101 Munson St
Greenfield, MA 01301-9684

(1)	These entities are omnibus accounts for many individual shareholder accounts. The Funds are not aware of the size or identity of the underlying individual accounts.

ADDITIONAL INFORMATION

Capital Stock and Organization

The Trust was originally incorporated in New York in 1956 and on January 13, 1992 was reorganized as a Massachusetts business trust under the name of “National Worldwide Opportunities Fund.” The Trust’s name was changed on June 30, 1993 to “Phoenix” Worldwide Opportunities Fund” to reflect the purchase of the former adviser by The Phoenix Companies, Inc. and the affiliation with the other Phoenix Funds. Effective December 16, 1998, the Trust’s name was changed to Phoenix-Aberdeen Worldwide Opportunities Fund. The Trust was reorganized as a Delaware statutory trust in October 2000. Effective June 28, 2004, the Trust changed its name to Phoenix Equity Trust.

The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest. The Trust currently offers shares in 15 series which have different classes. Holders of shares of each Fund have equal rights with regard to voting, redemptions, dividends, distributions, and liquidations with respect to that Fund. Shareholders vote on the election of Trustees. On matters affecting an individual class (such as approval of matters relating to a Plan of Distribution for a particular class of shares), a separate vote of that class is required. The Trust does not hold regular meetings of shareholders. The Trustees will call a meeting when at least 10% of the outstanding shares so request in writing. If the Trustees fail to call a meeting after being so notified, the shareholders may call the meeting. The Trustees will assist the shareholders by identifying other shareholders or mailing communications, as required under Section 16(c) of the 1940 Act.

Shares are fully paid, non assessable, redeemable and fully transferable when they are issued. Shares do not have cumulative voting rights, preemptive rights or subscription rights. The assets received by the Trust for the issue or sale of shares of the Funds, and any class thereof and all income, earnings, profits and proceeds thereof, are allocated to the Funds, and classes, respectively, subject only to the rights of creditors, and constitute the underlying assets of the Funds or classes. The underlying assets of the Funds are required to be segregated on the books of account, and are to be charged with the expenses in respect to the Funds and with a share of the general expenses of the Trust. Any general expenses of the Trust not readily identifiable as belonging to a particular class will be allocated by or under the direction of the Trustees as they determine fair and equitable.

Under Delaware law, shareholders of a Delaware statutory trust are entitled to the same limitation of personal liability extended to stockholders of Delaware corporations. As a result, to the extent that the Trust or a shareholder is subject to the jurisdiction of a court that does not apply Delaware law, there is a possibility that the shareholders of a statutory trust such as the Trust may be personally liable for debts or claims against the Trust. The Agreement and Declaration of Trust provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Trust. The Agreement and Declaration of Trust provides for indemnification out of the Trust property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability, which is considered remote, is limited to circumstances in which a court refuses to apply Delaware law and the Trust itself would be unable to meet its obligations.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, serves as the independent registered public accounting firm for the Funds. PricewaterhouseCoopers LLP audits the Funds’ annual financial statements and expresses an opinion thereon.

Custodian and Transfer Agent

State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110 serves as custodian of the Funds’ assets.

PEPCO, One American Row, P.O. Box 5056, Hartford, CT 06102-5056, acts as Transfer Agent for the Trust (the “Transfer Agent”). Pursuant to a Transfer Agent and Service Agreement, PEPCO receives a fee, which is a combination of a base fee allocated among each Virtus Mutual Fund class and a per account fee of between $6.45 and $17.30, depending on whether the account information is held directly by PEPCO or through an intermediary, plus out-of-pocket expenses. The Transfer Agent is authorized to engage subagents to perform certain shareholder servicing functions from time to time for which such agents shall be paid a fee by the Transfer Agent. Fees paid by the Funds, in addition to the fee paid to PEPCO, will be reviewed and approved by the Board of Trustees.

Reports to Shareholders

The fiscal year of the Funds ends on March 31. The Trust will send financial statements to its shareholders at least semiannually. An annual report, containing financial statements audited by the Trust’s independent registered public accounting firm, PricewaterhouseCoopers LLP, will be sent to shareholders each year and is available without charge upon request.

Financial Statements

The Funds’ financial statements for the Trust’s fiscal year ended March 31, 2008, included in the Trust’s 2008 Annual Report to Shareholders, are incorporated herein by reference.